UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2017

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2017

On the following pages, you will find the 2017 semi-annual report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

At a meeting held on January 26, 2017, the Board of Directors of the Fund approved the liquidation and termination of the Short Duration New York Municipal and the Short Duration California Municipal Portfolios. These Portfolios were liquidated on March 30, 2017.

After experiencing some initial volatility, global equity markets have been strong over the last six months. In the fourth quarter of 2016, once the uncertainty related to the US election had passed, markets began to rally on signs of accelerating global economic growth and expectations of stimulative policies from the new administration and Congress. The first three months of 2017 built on those gains, but the rally showed signs of weakness towards the end of the quarter as efforts to repeal the Affordable Care Act failed, raising questions as to Congress’s ability to push through new legislation. For the six-month period as a whole, US, international developed, and emerging markets enjoyed strong, positive returns.

Volatility levels have been low recently, and we expect market returns to be muted. As a result, our Dynamic Asset Allocation (“DAA”) team is close to neutral with a modest overweight of equities and real assets. Within equities in DAA, we are slightly overweight developed international and emerging markets and underweight US large-cap equities. We continue to monitor our tactical position on an ongoing basis.

Markets continue to focus on faster US and global growth and the likelihood of higher inflation. The Federal Reserve has already begun to tighten, with additional interest-rate hikes likely in 2017. Other central banks may follow, but much will depend on what happens with inflation.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry

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2017 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. Normally, approximately 50% of the value of the Portfolio consists of emerging-markets value stocks and 50% consists of emerging-markets growth stocks. The Adviser rebalances the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The

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Portfolio Manager Commentary (continued)

Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Municipal Portfolio, New York state and local taxes and, in the case of the California Municipal Portfolio, California state taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the New York Municipal and California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York Municipal and California Municipal Portfolios, New York investors and California investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

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Portfolio Manager Commentary (continued)

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as one of the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be

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Disclosures and Risks (continued)

unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Bernstein International, Bernstein Tax-Managed International, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds a Portfolio that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities

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Disclosures and Risks (continued)

that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration Diversified Municipal and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments, and Puerto Rico obligations have lost much of their value. Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower

Disclosures and Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Disclosures and Risks continued on next page

2017 Semi-Annual Report	9

Disclosures and Risks (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS^		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2017	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	3.48%	8.59%	4.70%	-1.99%	2.97%	4/30/1999
Tax-Managed International*	3.35%	8.36%	4.78%	-2.04%	5.45%	6/22/1992
Return after taxes on Distributions†	3.10%	8.10%	4.50%	-2.35%	4.58%
Return after taxes on Distributions and sale of shares†	2.40%	5.26%	3.87%	-1.15%	4.61%
MSCI EAFE Index	6.48%	11.67%	5.83%	1.05%
Lipper International Multi-Cap Growth Funds Average	3.43%	9.12%	5.16%	1.58%

Emerging Markets‡	6.02%	18.71%	1.37%	1.56%	6.76%	12/15/1995
MSCI EM Index	6.80%	17.21%	0.81%	2.72%
Lipper Emerging Markets Funds Average	7.25%	19.33%	1.67%	2.50%

Short Duration Diversified Municipal	0.04%	0.29%	0.36%	1.44%	2.52%	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.52%	0.67%	0.70%	1.80%
Lipper Short-Term Municipal Debt Funds Average	-0.16%	0.23%	0.63%	1.39%

New York Municipal	-1.62%	-0.06%	1.68%	3.08%	4.53%	1/9/1989
California Municipal	-1.65%	-0.37%	1.59%	3.04%	4.29%	8/6/1990
Diversified Municipal	-1.53%	-0.31%	1.68%	3.11%	4.52%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	-0.82%	0.28%	1.88%	3.68%
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	-1.35%	-0.09%	1.59%	2.66%

Short Duration Plus*	-0.15%	0.51%	0.48%	1.17%	4.03%	12/12/1988
BofA ML 1-3 Year US Treasury Index	-0.17%	0.25%	0.64%	2.00%
Lipper Short-Term Investment Grade Debt Funds Average	0.47%	1.88%	1.26%	1.69%

Intermediate Duration*	-1.68%	2.04%	2.90%	4.60%	6.09%	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	-2.18%	0.44%	2.34%	4.27%
Lipper Core Bond Funds Average	-1.77%	1.29%	2.42%	3.92%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.20% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.52% for Emerging Markets Portfolio; 0.60% for Short Duration Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.56% for California Municipal Portfolio; 0.46% for Diversified Municipal Portfolio; 0.65% for Short Duration Plus Portfolio; and 0.59% for Intermediate Duration Portfolio. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.50% for Emerging Markets Portfolio. These waivers/reimbursements may not be terminated before January 27, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced performance for Tax-Managed International Portfolio for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.01%, respectively; and Intermediate Duration Portfolio for the six- and 12-month periods ended March 31, 2017, by 0.01% and 0.04%, respectively; and Short Duration Plus Portfolio for the six- and 12-month periods ended March 31, 2017, by 0.01% and 0.06%, respectively.

^	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for the year ended March 31, 2017 as follows for International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio by 0.02%, 0.01%, 0.03%, 0.04%, 0.01%, 0.01%, 0.004%, 0.03% and 0.01%, respectively.

†	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

‡	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2017 Semi-Annual Report	11

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	New York Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	California Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2017.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
Diversified Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Intermediate Duration
Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2017.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

2017 Semi-Annual Report	13

Expense Example—March 31, 2017 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,034.80	$5.88	1.16%
Hypothetical**	$1,000	$1,019.15	$5.84	1.16%

Tax-Managed International Class Shares
Actual	$1,000	$1,033.50	$5.63	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%

Emerging Markets Class Shares
Actual	$1,000	$1,060.20	$7.50	1.46%
Hypothetical**	$1,000	$1,017.65	$7.34	1.46%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,000.40	$3.19	0.64%
Hypothetical**	$1,000	$1,021.74	$3.23	0.64%

New York Municipal Class Shares
Actual	$1,000	$983.80	$2.92	0.59%
Hypothetical**	$1,000	$1,021.99	$2.97	0.59%

California Municipal Class Shares
Actual	$1,000	$983.50	$2.97	0.60%
Hypothetical**	$1,000	$1,021.94	$3.02	0.60%

Diversified Municipal Class Shares
Actual	$1,000	$984.70	$2.52	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

Short Duration Plus Class Shares
Actual	$1,000	$998.50	$3.24	0.65%
Hypothetical**	$1,000	$1,021.69	$3.28	0.65%

Intermediate Duration Class Shares
Actual	$1,000	$983.20	$2.92	0.59%
Hypothetical**	$1,000	$1,021.99	$2.97	0.59%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2017 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*

*	All data are as of March 31, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

(a)	“Other” represents 2.8% in MSCI EM Index countries, 6.3% in MSCI EAFE Index countries and 0.5% in other emerging-market countries.

(b)	“Other” represents 2.7% in MSCI EM Index countries, 6.6% in MSCI EAFE Index countries and 0.5% in other emerging-market countries.

(c)	“Other” represents 4.1% in MSCI EM Index countries, 0.4% in MSCI EAFE Index countries and 0.9% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2017 Semi-Annual Report	15

Portfolio Summary—March 31, 2017 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2017. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

(a)	“Other” represents less than 2.7% in 10 different states and District of Columbia.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2017 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2017. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

(a)	“Other” represents less than 0.1% in 2 different states and Guam.

(b)	“Other” represents less than 1.8% in 28 different states, District of Columbia and Puerto Rico.

2017 Semi-Annual Report	17

Portfolio Summary—March 31, 2017 (Unaudited) (continued)

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2017. The Portfolio’s security type breakdown is expressed as a percentage of each Portfolio’s total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

(a)	“Other” represents less than 0.3% in Common Stocks, Emerging Markets—Sovereigns, Governments—Sovereign Bonds and Quasi-Sovereigns.

18	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2017 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,478,330,853	$3,531,697,945	$1,356,528,593
Foreign currencies, at value (a)	2,461,850	8,388,307	1,417,377
Cash collateral due from broker	563,640	1,386,000	0
Due from custodian	1,775	4,218	1,507
Receivables:
Dividends and interest	5,630,070	13,687,938	4,774,778
Foreign withholding tax reclaims	3,988,841	9,580,173	111,949
Investment securities sold and foreign currency transactions	22,104,843	46,235,836	20,191,805
Capital shares sold	1,076,527	1,014,086	477,040
Unrealized appreciation of forward currency exchange contracts	4,093,641	18,468,188	0

Total assets	1,518,252,040	3,630,462,691	1,383,503,049

LIABILITIES
Due to custodian	42,753	0	0
Cash collateral due to broker	0	1,114,000	0
Payables:
Investment securities purchased and foreign currency transactions	13,931,830	30,698,547	8,448,277
Capital shares redeemed	2,445,790	4,107,201	2,119,569
Management fee	1,143,697	2,642,480	1,368,630
Foreign capital gains taxes	0	0	2,804,874
Shareholder servicing fee	298,925	726,125	277,232
Margin owed to broker on exchange-traded derivatives	25,620	63,000	0
Transfer Agent fee	19,219	31,037	38,276
Distribution fee	2,128	674	0
Accrued expenses	275,865	393,774	911,631
Unrealized depreciation of forward currency exchange contracts	3,598,708	17,239,958	0

Total liabilities	21,784,535	57,016,796	15,968,489

NET ASSETS (b)	$1,496,467,505	$3,573,445,895	$1,367,534,560

Cost of investments	$1,318,872,199	$3,215,511,771	$1,186,294,360

NET ASSETS CONSIST OF:
Capital stock, at par	$93,819	$223,300	$49,510
Additional paid-in capital	2,398,275,097	5,227,788,013	1,296,516,225
Undistributed net investment income/(distributions in excess of net investment income)	4,950,087	15,158,091	(1,694,048)
Accumulated net realized loss on investment and foreign currency transactions	(1,066,817,592)	(1,987,046,729)	(94,961,114)
Net unrealized appreciation/depreciation of:
Investments and futures transactions (c)	159,599,525	316,460,150	167,429,359
Foreign currency denominated assets and liabilities	366,569	863,070	194,628

	$1,496,467,505	$3,573,445,895	$1,367,534,560

(a) Cost: $2,471,380, $8,461,639 and $1,416,831, respectively. (Note 1)

(b) See page 20 for share class information on net asset value, offering price, and redemption price per share of the International, Tax-Managed International and Emerging Markets Portfolios.

(c) Net of accrued foreign capital gains taxes of $0, $0 and $2,804,874, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2017 (Unaudited) (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,325,059,044
Shares of capital stock outstanding	82,930,450

Net asset value, offering and redemption price per share	$15.98

Tax-Managed International Class Shares
Net Assets		$3,221,588,231
Shares of capital stock outstanding		201,030,213

Net asset value, offering and redemption price per share		$16.03

Emerging Markets Class Shares
Net Assets			$1,237,266,706
Shares of capital stock outstanding			44,797,172

Net asset value, offering and redemption price per share			$27.62

Class A Shares
Net Assets	$3,451,424	$1,530,322
Shares of capital stock outstanding	219,278	96,925

Net asset value and redemption price per share	$15.74	$15.79
Sales charge—4.25% of public offering price	0.70	0.70

Maximum offering price	$16.44	$16.49

Class B Shares
Net Assets	$13,041	$4,719
Shares of capital stock outstanding	812.61	295.24

Net asset value and offering price per share	$16.05	$15.98

Class C Shares
Net Assets	$1,500,926	$365,061
Shares of capital stock outstanding	95,015	23,033

Net asset value and offering price per share	$15.80	$15.85

Class Z Shares
Net Assets	$166,443,070	$349,957,562	$130,267,854
Shares of capital stock outstanding	10,573,581	22,149,287	4,713,164

Net asset value and offering price per share	$15.74	$15.80	$27.64

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$170,851,688	$1,760,464,134	$1,244,069,360
Cash	28,438	51,188	0
Due from custodian	173	2,131	1,499
Receivables:
Interest	1,684,451	19,953,342	16,156,755
Investment securities sold	0	0	3,950,983
Capital shares sold	172,425	2,168,831	850,795
Unrealized appreciation of interest rate swaps	58,766	1,439,575	0

Total assets	172,795,941	1,784,079,201	1,265,029,392

LIABILITIES
Cash collateral due to broker	0	1,639,000	0
Payables:
Dividends to shareholders	29,728	1,316,620	937,612
Investment securities purchased	3,001,510	5,002,533	34,964,965
Capital shares redeemed	2,824,436	1,368,329	951,494
Management fee	59,352	642,645	459,086
Shareholder servicing fee	14,839	139,986	99,943
Distribution fee	0	79,206	39,686
Transfer Agent fee	3,184	6,013	4,991
Accrued expenses	36,502	186,309	147,588

Total liabilities	5,969,551	10,380,641	37,605,365

NET ASSETS (a)	$166,826,390	$1,773,698,560	$1,227,424,027

Cost of investments	$171,626,578	$1,718,606,787	$1,213,748,192

SHARES OF CAPITAL STOCK OUTSTANDING	13,268,585

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.57

NET ASSETS CONSIST OF:
Capital stock, at par	$13,269	$127,136	$86,409
Additional paid-in capital	167,861,979	1,748,805,608	1,216,553,001
Undistributed net investment income/(distributions in excess of net investment income)	17,168	81,598	(169,360)
Accumulated net realized loss on investment transactions	(349,902)	(18,612,704)	(19,367,191)
Net unrealized appreciation/depreciation of investments and interest rate swaps	(716,124)	43,296,922	30,321,168

	$166,826,390	$1,773,698,560	$1,227,424,027

(a) See page 22 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal and California Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2017 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,560,073,481	$1,112,032,706
Shares of capital stock outstanding	111,819,310	78,285,259

Net asset value and offering price per share	$13.95	$14.20

Class A Shares
Net Assets	$148,109,894	$84,268,845
Shares of capital stock outstanding	10,619,059	5,932,496

Net asset value and redemption price per share	$13.95	$14.20
Sales charge—3.00% of public offering price	0.43	0.44

Maximum offering price	$14.38	$14.64

Class B Shares
Net Assets	$3,095
Shares of capital stock outstanding	222

Net asset value and offering price per share	$13.94

Class C Shares
Net Assets	$49,781,333	$22,222,837
Shares of capital stock outstanding	3,568,754	1,564,603

Net asset value and offering price per share	$13.95	$14.20

Advisor Class Shares
Net Assets	$15,730,757	$8,899,639
Shares of capital stock outstanding	1,128,268	626,540

Net asset value and offering price per share	$13.94	$14.20

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$6,743,949,004	$271,088,157	$3,447,968,555
Foreign currencies, at value (a)	0	8,265,334	119,157,445
Cash	0	4,434,305	59,459,022
Cash collateral due from broker	0	263,698	14,478,537
Due from custodian	8,263	414	4,058
Receivables:
Interest	77,017,546	707,472	16,724,392
Investment securities sold and foreign currency transactions	0	48,950	219,891,073
Capital shares sold	10,136,046	42,149	3,332,865
Margin due from broker on exchange-traded derivatives	0	31,485	1,083,609
Terminated credit default swaps	0	0	1,951,358
Terminated centrally cleared interest rate swaps	0	0	2,457,623
Newly entered credit default swaps	0	0	1,257,037
Unrealized appreciation of forward currency exchange contracts	0	0	3,160,381
Unrealized appreciation of interest rate swaps	2,125,504	0	0
Unrealized appreciation of credit default swaps	0	0	225,879

Total assets	6,833,236,363	284,881,964	3,891,151,834

LIABILITIES
Cash collateral due to broker	2,510,000	0	0
Reverse repurchase agreements	0	0	2,820,015
Payables:
Dividends to shareholders	4,962,036	199,547	3,597,427
Investment securities purchased	27,953,194	11,048,872	526,436,051
Capital shares redeemed	6,520,247	1,444,334	3,694,761
Management fee	2,088,535	125,172	1,377,855
Shareholder servicing fee	473,861	25,845	299,258
Margin owed to broker on exchange-traded derivatives	0	0	283,229
Distribution fee	167,357	14,113	0
Transfer Agent fee	51,285	4,628	9,199
Terminated credit default swaps	0	0	1,951,358
Terminated interest rate swaps	0	0	962,201
Terminated centrally cleared interest rate swaps	0	0	1,495,422
Newly entered credit default swaps	0	0	1,912,350
Accrued expenses	517,630	89,519	263,614
Unrealized depreciation of forward currency exchange contracts	0	323,971	6,484,620
Unrealized depreciation of credit default swaps	0	194,609	2,677,913
Upfront premiums received on credit default swaps	0	317,195	6,507,476

Total liabilities	45,244,145	13,787,805	560,772,749

NET ASSETS (b)(c)	$6,787,992,218	$271,094,159	$3,330,379,085

Cost of investments	$6,605,108,585	$271,194,564	$3,403,727,756

SHARES OF CAPITAL STOCK OUTSTANDING			254,583,017

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$13.08

NET ASSETS CONSIST OF:
Capital stock, at par	$474,612	$23,205	$254,583
Additional paid-in capital	6,688,512,590	291,868,282	3,327,835,850
Distributions in excess of net investment income	(568,009)	(318,743)	(1,270,952)
Accumulated net realized loss on investment transactions	(41,392,898)	(20,028,731)	(40,246,777)
Net unrealized appreciation/depreciation of:
Investments, futures, credit default swaps and interest rate swap transactions	140,965,923	(183,022)	47,406,772
Foreign currency denominated assets and liabilities	0	(266,832)	(3,600,391)

	$6,787,992,218	$271,094,159	$3,330,379,085

(a) Cost: $0, $8,208,194 and 119,514,114, respectively. (Note 1)

(b) See page 24 for class share information on net asset value, offering price, and redemption price per share of the Diversified Municipal and Short Duration Plus Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2017 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares/Short Duration Plus Portfolio
Net Assets	$5,269,501,927	$236,142,244
Shares of capital stock outstanding	368,406,599	20,213,843

Net asset value and offering price per share	$14.30	$11.68

Class A Shares
Net Assets	$360,962,490	$25,726,115
Shares of capital stock outstanding	25,217,689	2,200,321

Net asset value and redemption price per share	$14.31	$11.69
Sales charge—3.00% for Diversified Municipal Portfolio, 4.25% for Short Duration Plus Portfolio of public offering price	0.44	0.52

Maximum offering price	$14.75	$12.21

Class B Shares
Net Assets	$62,194	$55,856
Shares of capital stock outstanding	4,346	4,787

Net asset value and offering price per share	$14.31	$11.67

Class C Shares
Net Assets	$91,484,743	$9,169,944
Shares of capital stock outstanding	6,393,659	786,116

Net asset value and offering price per share	$14.31	$11.66

Advisor Class Shares
Net Assets	$1,065,980,864
Shares of capital stock outstanding	74,589,521

Net asset value and offering price per share	$14.29

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.

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2017 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2017 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$3,521	$11,166	$1,823
Dividends (a)	14,387,191	34,379,686	8,376,980
Other income	2,582	5,075	2,482

Total income	14,393,294	34,395,927	8,381,285

Expenses:
Management fee (see Note 2A)	6,645,831	15,243,535	7,498,939
Shareholder servicing fee (see Note 2B)	1,638,159	3,951,077	1,481,501
Custodian fee	194,414	271,300	286,761
Transfer Agent fee—Non-Retail Class	60,126	91,263	137,006
Transfer Agent fee—Class A	5,789	1,535	0
Transfer Agent fee—Class B	41	12	0
Transfer Agent fee—Class C	2,493	367	0
Transfer Agent fee—Advisor Class	0	0	0
Transfer Agent fee—Class Z	15,917	33,504	12,315
Distribution fees—Class A	4,447	1,874	0
Distribution fees—Class B	88	23	0
Distribution fees—Class C	7,471	1,743	0
Registration fees	74,564	73,252	30,876
Printing fees	36,509	31,258	35,250
Directors’ fees and expenses	33,148	77,870	29,516
Auditing and tax fees	28,537	58,849	20,176
Legal fees	18,437	44,099	16,073
Miscellaneous	28,395	54,635	25,690

Total expenses	8,794,366	19,936,196	9,574,103
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(395,594)	(880,164)	(163,543)

Net expenses	8,398,772	19,056,032	9,410,560

Net investment income (loss)	5,994,522	15,339,895	(1,029,275)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	7,066,089	68,372,258	49,248,439
Futures	158,274	327,450	188,222
Swaps	0	0	0
Foreign currency transactions	(12,000,704)	(30,529,575)	(907,386)

Net realized gain (loss) on investment and foreign currency transactions	(4,776,341)	38,170,133	48,529,275

Net change in unrealized appreciation/depreciation of:
Investments (c)	47,079,118	55,400,203	27,984,998
Futures	84,162	184,119	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	713,958	4,320,170	182,177

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	47,877,238	59,904,492	28,167,175

Net realized and unrealized gain (loss) on investment and foreign currency transactions	43,100,897	98,074,625	76,696,450

Net increase (decrease) in net assets resulting from operations	$49,095,419	$113,414,520	$75,667,175

(a) Net of foreign withholding taxes of $1,535,860, $3,677,067, and $1,263,069, for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $25,669, $60,892, and $391,868, for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains tax of $34,008 and $86,074 for the International Portfolio and Tax-Managed International Portfolio, respectively, and increase of $811,966 for Emerging Markets Portfolio.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

$819,044	$23,981,571	$16,589,179
0	0	0
483	2,480	1,805

819,527	23,984,051	16,590,984

332,000	3,998,339	2,856,670
76,934	771,605	556,880
37,292	113,424	107,264
10,056	20,643	13,179
0	31,345	14,600
0	8	0
0	10,539	3,724
0	2,358	803
0	0	0
0	202,748	112,403
0	19	0
0	266,927	112,630
17,231	34,491	14,324
1,464	28,392	17,031
3,112	36,321	25,494
3,952	31,096	22,975
2,061	21,975	15,009
11,707	30,087	24,868

495,809	5,600,317	3,897,854
0	0	0

495,809	5,600,317	3,897,854

323,718	18,383,734	12,693,130

(254,064)	(4,525,298)	(4,477,172)
0	0	0
67,868	739,658	1,698,906
0	0	0

(186,196)	(3,785,640)	(2,778,266)

(110,846)	(45,418,124)	(29,776,890)
0	0	0
(8,440)	879,505	(577,906)
0	0	0

(119,286)	(44,538,619)	(30,354,796)

(305,482)	(48,324,259)	(33,133,062)

$18,236	$(29,940,525)	$(20,439,932)

2017 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2017 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$86,770,947	$2,200,944	$49,111,773
Dividends	0	0	209,942
Other income	8,811	786	4,677

Total income	86,779,758	2,201,730	49,326,392

Expenses:
Management fee (see Note 2A)	13,352,580	773,532	7,735,156
Shareholder servicing fee (see Note 2B)	2,627,205	154,248	1,681,734
Custodian fee	181,566	76,512	156,290
Transfer Agent fee—Non-Retail Class	60,322	10,695	93,279
Transfer Agent fee—Class A	223,963	17,746	0
Transfer Agent fee—Class B	51	93	0
Transfer Agent fee—Class C	55,244	7,748	0
Transfer Agent fee—Advisor Class	598,877	0	0
Distribution fees—Class A	511,972	30,902	0
Distribution fees—Class B	328	410	0
Distribution fees—Class C	501,957	52,459	0
Printing fees	120,006	21,838	21,411
Legal fees	72,150	4,134	47,096
Registration fees	106,039	36,605	25,100
Auditing and tax fees	105,355	10,836	52,870
Directors’ fees and expenses	140,639	6,969	69,439
Miscellaneous	59,296	14,776	49,416

Total expenses	18,717,550	1,219,503	9,931,791
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	(29,078)	0

Net expenses	18,717,550	1,190,425	9,931,791

Net investment income	68,062,208	1,011,305	39,394,601

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(10,577,913)	(350,178)	747,014
Futures	0	(719,504)	(45,959,381)
Options written	0	0	134,400
Swaptions written	0	17,890	370,466
Swaps	3,876,440	53,439	8,697,719
Foreign currency transactions	0	289,684	(4,572,655)

Net realized loss on investment transactions	(6,701,473)	(708,669)	(40,582,437)

Net change in unrealized appreciation/depreciation of:
Investments	(167,496,428)	(1,125,616)	(58,830,844)
Futures	0	131,668	4,463,831
Options written	0	0	(127,975)
Swaps	(758,352)	(169,125)	(5,138,062)
Foreign currency denominated assets and liabilities	0	285,899	3,254,492

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(168,254,780)	(877,174)	(56,378,558)

Net realized and unrealized loss on investment transactions	(174,956,253)	(1,585,843)	(96,960,995)

Contributions from affiliates (see Note 2A)	1,199	5,699	3,839

Net decrease in net assets resulting from operations	$(106,892,846)	$(568,839)	$(57,562,555)

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2017 Semi-Annual Report	29

Statement of Changes in Net Assets (Unaudited)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$5,994,522	$26,264,662	$15,339,895	$62,950,302
Net realized gain (loss) on investment and foreign currency transactions	(4,776,341)	(27,330,724)	38,170,133	11,106,805
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	47,877,238	128,588,198	59,904,492	222,262,884
Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	49,095,419	127,522,136	113,414,520	296,319,991

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(25,878,355)	(21,802,390)	(61,728,815)	(55,480,983)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(25,878,355)	(21,802,390)	(61,728,815)	(55,480,983)

Capital-share transactions:
Net proceeds from sales of shares	72,044,564	385,410,949	133,350,827	742,143,510
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,149,103	19,247,204	50,654,235	43,529,905

Total proceeds from shares sold	95,193,667	404,658,153	184,005,062	785,673,415
Cost of shares redeemed	(143,516,086)	(449,450,612)	(250,026,872)	(1,006,400,362)

Net increase (decrease) in net assets from capital-share transactions	(48,322,419)	(44,792,459)	(66,021,810)	(220,726,947)

Net increase (decrease) in net assets	(25,105,355)	60,927,287	(14,336,105)	20,112,061

NET ASSETS:
Beginning of period	1,521,572,860	1,460,645,573	3,587,782,000	3,567,669,939

End of period (b)	$1,496,467,505	$1,521,572,860	$3,573,445,895	$3,587,782,000

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$4,950,087	$24,833,920	$15,158,091	$61,547,011

(a) See page 34 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and New York Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

$(1,029,275)	$8,193,838	$323,718	$783,537	$18,383,734	$38,029,350
48,529,275	(128,485,574)	(186,196)	(45,513)	(3,785,640)	(2,432,991)
28,167,175	333,842,752	(119,286)	197,908	(44,538,619)	30,298,759
0	216	0	0	0	0

75,667,175	213,551,232	18,236	935,932	(29,940,525)	65,895,118

(7,757,991)	(7,734,277)	(324,677)	(773,157)	(18,244,408)	(37,601,094)
0	(20,161,372)	(114,585)	(140,585)	0	0

(7,757,991)	(27,895,649)	(439,262)	(913,742)	(18,244,408)	(37,601,094)

116,198,711	290,451,495	67,093,539	66,277,158	183,508,906	299,427,847
5,946,621	26,262,900	354,941	789,127	14,243,369	29,710,543

122,145,332	316,714,395	67,448,480	67,066,285	197,752,275	329,138,390
(160,850,891)	(274,964,018)	(48,690,202)	(108,276,394)	(177,996,607)	(246,824,003)

(38,705,559)	41,750,377	18,758,278	(41,210,109)	19,755,668	82,314,387

29,203,625	227,405,960	18,337,252	(41,187,919)	(28,429,265)	110,608,411

1,338,330,935	1,110,924,975	148,489,138	189,677,057	1,802,127,825	1,691,519,414

$1,367,534,560	$1,338,330,935	$166,826,390	$148,489,138	$1,773,698,560	$1,802,127,825

$(1,694,048)	$7,093,218	$17,168	$18,127	$81,598	$(57,728)

2017 Semi-Annual Report	31

Statement of Changes in Net Assets (Unaudited) (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$12,693,130	$24,738,825	$68,062,208	$131,054,093
Net realized gain (loss) on investment transactions	(2,778,266)	851,852	(6,701,473)	(4,779,817)
Net change in unrealized appreciation/depreciation of investments	(30,354,796)	14,402,392	(168,254,780)	93,316,319
Contributions from affiliates (see Note 2A)	0	0	1,199	0

Net increase (decrease) in net assets resulting from operations	(20,439,932)	39,993,069	(106,892,846)	219,590,595

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(12,667,384)	(24,566,940)	(67,942,587)	(130,796,627)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(12,667,384)	(24,566,940)	(67,942,587)	(130,796,627)

Capital-share transactions:
Net proceeds from sales of shares	136,281,155	240,152,903	788,227,703	1,496,406,797
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,762,978	19,316,733	54,231,892	106,411,936

Total proceeds from shares sold	146,044,133	259,469,636	842,459,595	1,602,818,733
Cost of shares redeemed	(122,825,503)	(188,439,140)	(843,493,727)	(1,257,100,824)

Net increase (decrease) in net assets from capital-share transactions	23,218,630	71,030,496	(1,034,132)	345,717,909

Net increase (decrease) in net assets	(9,888,686)	86,456,625	(175,869,565)	434,511,877

NET ASSETS:
Beginning of period	1,237,312,713	1,150,856,088	6,963,861,783	6,529,349,906

End of period (b)	$1,227,424,027	$1,237,312,713	$6,787,992,218	$6,963,861,783

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(169,360)	$(195,106)	$(568,009)	$(687,630)

(a) See pages 34 and 35 for share class information on dividend distributions for the California Municipal, Diversified Municipal and Short Duration Plus Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

$1,011,305	$2,201,178	$39,394,601	$90,612,809
(708,669)	378,510	(40,582,437)	54,252,021
(877,174)	185,036	(56,378,558)	62,810,608
5,699	0	3,839	0

(568,839)	2,764,724	(57,562,555)	207,675,438

(1,449,788)	(2,655,169)	(43,958,659)	(107,145,086)
0	0	(36,711,157)	(45,258,723)

(1,449,788)	(2,655,169)	(80,669,816)	(152,403,809)

61,096,411	219,786,780	240,322,145	378,618,328
1,058,646	2,055,294	70,646,614	130,002,830

62,155,057	221,842,074	310,968,759	508,621,158
(139,070,190)	(184,462,486)	(286,302,163)	(566,926,187)

(76,915,133)	37,379,588	24,666,596	(58,305,029)

(78,933,760)	37,489,143	(113,565,775)	(3,033,400)

350,027,919	312,538,776	3,443,944,860	3,446,978,260

$271,094,159	$350,027,919	$3,330,379,085	$3,443,944,860

$(318,743)	$119,740	$(1,270,952)	$3,293,106

2017 Semi-Annual Report	33

Statement of Changes in Net Assets (Unaudited) (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
International Class Shares and Tax-Managed International, respectively	$(22,632,899)	$(21,728,180)	$(54,948,127)	$(55,455,203)
Class A	(63,772)	(62,161)	(26,996)	(22,239)
Class B	(134)	(8)	(46)	0
Class C	(13,155)	(12,041)	(3,206)	(3,541)
Class Z	(3,168,395)	0	(6,750,440)	0

	$(25,878,355)	$(21,802,390)	$(61,728,815)	$(55,480,983)

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Emerging Markets Class	$(6,719,437)	$(7,734,277)
Class Z	(1,038,554)	0

	$(7,757,991)	$(7,734,277)

Distributions from net realized gain on investment transactions
Emerging Markets Class	$0	$(20,161,372)

	$0	$(20,161,372)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(16,264,983)	$(33,227,597)	$(11,640,266)	$(22,580,641)
Class A	(1,542,657)	(3,649,054)	(846,373)	(1,738,053)
Class B	(15)	(233)	0	(13)
Class C	(307,459)	(723,446)	(128,395)	(247,573)
Advisor Class (a)	(129,294)	(764)	(52,350)	(660)

	$(18,244,408)	$(37,601,094)	$(12,667,384)	$(24,566,940)

(a) Commenced distribution on July 25, 2016

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(52,952,521)	$(99,595,708)
Class A	(3,569,758)	(7,954,233)
Class B	(312)	(833)
Class C	(499,524)	(1,097,427)
Advisor Class	(10,920,472)	(22,148,426)

	$(67,942,587)	$(130,796,627)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(1,373,172)	$(2,439,476)
Class A	(61,275)	(174,071)
Class B	(78)	(573)
Class C	(15,263)	(41,049)

	$(1,449,788)	$(2,655,169)

2017 Semi-Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$15.72		$14.68		$15.86	$15.94	$13.23	$12.36

Income from investment operations:
Investment income, net†‡	0.06		0.25	^	0.19	0.35	0.23	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47		1.01		(1.04)	(0.15)	2.74	0.90
Contributions from affiliates	0		0		0	0.00 (a)	0	0

Total from investment operations	0.53		1.26		(0.85)	0.20	2.97	1.13

Less dividends:
Dividends from net investment income	(0.27)		(0.22)		(0.33)	(0.28)	(0.26)	(0.26)

Net asset value, end of period	$15.98		$15.72		$14.68	$15.86	$15.94	$13.23

Total return (b)	3.48%		8.63%	^	(5.46)%	1.23%	22.81%	9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,325,059		$1,355,337		$1,454,581	$1,529,195	$1,599,667	$1,485,757
Average net assets (000 omitted)	$1,299,844		$1,418,373		$1,569,703	$1,631,212	$1,523,560	$1,546,251
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	*	1.16%		1.16% +	1.15%	1.15%	1.16%
Expenses, before waivers/reimbursements	1.21%	*	1.20%		1.21% +	1.20%	1.20%	1.21%
Net investment income‡	0.78%	*	1.66%	^	1.21% +	2.15%	1.62%	1.79%
Portfolio turnover rate	32%		77%		80%	67%	72%	69%

See Footnote Summary on page 45.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12
Net asset value, beginning of period	$15.79		$14.75		$15.93	$16.06		$13.33		$12.46

Income from investment operations:
Investment income, net†‡	0.07		0.25	^	0.20	0.37		0.24		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.44		1.02		(1.03)	(0.18)		2.78		0.91
Contributions from affiliates	0		0		0	0.00	(a)	0		0

Total from investment operations	0.51		1.27		(0.83)	0.19		3.02		1.16

Less dividends:
Dividends from net investment income	(0.27)		(0.23)		(0.35)	(0.32)		(0.29)		(0.29)

Net asset value, end of period	$16.03		$15.79		$14.75	$15.93		$16.06		$13.33

Total return (b)	3.35%		8.65%	^††	(5.32)%	1.20%	††	23.04%	††	9.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,221,588		$3,247,504		$3,565,820	$3,753,170		$3,835,863		$3,446,598
Average net assets (000 omitted)	$3,135,094		$3,404,447		$3,748,062	$3,901,952		$3,581,411		$3,598,435
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	*	1.11%		1.11% +	1.11%		1.11%		1.11%
Expenses, before waivers/reimbursements	1.16%	*	1.16%		1.16% +	1.16%		1.16%		1.16%
Net investment income‡	0.85%	*	1.68%	^	1.29% +	2.25%		1.66%		1.88%
Portfolio turnover rate	32%		69%		76%	64%		72%		62%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2017 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$26.21		$22.77		$28.47	$26.95	$26.72	$24.46

Income from investment operations:
Net investment income (loss)†‡	(0.02)		0.15	^	0.23	0.40	0.32	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58		3.86		(4.98)	1.35	0.16	3.03

Total from investment operations	1.56		4.01		(4.75)	1.75	0.48	3.34

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.16)		(0.36)	(0.30)	(0.36)	(0.24)
Distributions from net realized gain on investment transactions	0		(0.41)		(0.61)	0	0	(0.94)

Total distributions	(0.15)		(0.57)		(0.97)	(0.30)	(0.36)	(1.18)

Portfolio transaction fee	0		0		0.02	0.07	0.11	0.10

Net asset value, end of period	$27.62		$26.21		$22.77	$28.47	$26.95	$26.72

Total return (b)	6.02%		18.04%	^	(17.20)% (c)	6.79% (c)	2.17% (c)	14.63% (c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,237,267		$1,215,605		$1,110,925	$1,298,583	$1,192,290	$1,239,480
Average net assets (000 omitted)	$1,175,538		$1,137,202		$1,279,187	$1,272,134	$1,198,415	$1,303,241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%	*	1.48%		1.44% +	1.44%	1.44%	1.44%
Expenses, before waivers/reimbursements	1.49%	*	1.52%		1.49% +	1.49%	1.49%	1.49%
Net investment income‡	(0.18)%	*	0.63%	^	0.84% +	1.41%	1.19%	1.19%
Portfolio turnover rate	35%		71%		54%	53%	45%	55%

See Footnote Summary on page 45.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.60	$12.60		$12.62		$12.61	$12.74	$12.70

Income from investment operations
Investment income, net†	0.03	0.06	^‡	0.03		0.04	0.07	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.01		(0.01)		0.03	(0.07)	0.05

Total from investment operations	0	0.07		0.02		0.07	0	0.15

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.06)		(0.04)		(0.04)	(0.07)	(0.10)
Distributions from net realized gain on investment transactions	(0.01)	(0.01)		(0.00	)(a)	(0.02)	(0.06)	(0.01)

Total dividends and distributions	(0.03)	(0.07)		(0.04)		(0.06)	(0.13)	(0.11)

Net asset value, end of period	$12.57	$12.60		$12.60		$12.62	$12.61	$12.74

Total return (b)	0.04%	0.55%	^	0.14%		0.52%	(0.01)%	1.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$166,826	$148,489		$189,677		$257,900	$273,758	$394,515
Average net assets (000 omitted)	$152,613	$164,757		$218,232		$279,244	$323,922	$437,015
Ratio to average net assets of:
Expenses, net waiver/reimbursements	0.64% *	0.65%		0.63%	+	0.62%	0.62%	0.59%
Expenses, before waiver/reimbursements	0.64% *	0.65%		0.63%	+	0.62%	0.62%	0.59%
Net investment income	0.42% *	0.48%	^‡	0.27%	+	0.29%	0.58%	0.80%
Portfolio turnover rate	17%	42%		25%		32%	52%	51%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2017 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.34	$14.10		$14.17	$14.05	$14.66	$14.42

Income from investment operations:
Investment income, net†	0.15	0.32	^	0.34	0.35	0.38	0.43
Net realized and unrealized gain (loss) on investment transactions	(0.39)	0.24		(0.07)	0.13	(0.60)	0.24

Total from investment operations	(0.24)	0.56		0.27	0.48	(0.22)	0.67

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.32)		(0.34)	(0.36)	(0.38)	(0.43)
Distributions from net realized gain on investment transactions	0	0		0	0	(0.01)	0

Total dividends and distributions	(0.15)	(0.32)		(0.34)	(0.36)	(0.39)	(0.43)

Net asset value, end of period	$13.95	$14.34		$14.10	$14.17	$14.05	$14.66

Total return (b)	(1.62)%	3.90%	^	1.94%	3.43%	(1.52)%	4.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,560,074	$1,560,549		$1,445,775	$1,433,174	$1,345,338	$1,498,388
Average net assets (000 omitted)	$1,530,630	$1,504,287		$1,444,292	$1,371,449	$1,414,589	$1,541,811
Ratio to average net assets of:
Expenses	0.59% *	0.61%		0.61% +	0.61%	0.61%	0.61%
Net investment income	2.12% *	2.23%	^	2.42% +	2.52%	2.67%	2.93%
Portfolio turnover rate	18%	17%		17%	11%	17%	14%

See Footnote Summary on page 45.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.59	$14.40		$14.49	$14.29	$14.91	$14.62

Income from investment operations:
Investment income, net†	0.15	0.31	^	0.32	0.33	0.38	0.45
Net realized and unrealized gain (loss) on investment transactions	(0.39)	0.18		(0.09)	0.20	(0.62)	0.29

Total from investment operations	(0.24)	0.49		0.23	0.53	(0.24)	0.74

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.30)		(0.32)	(0.33)	(0.38)	(0.45)

Total dividends and distributions	(0.15)	(0.30)		(0.32)	(0.33)	(0.38)	(0.45)

Net asset value, end of period	$14.20	$14.59		$14.40	$14.49	$14.29	$14.91

Total return (b)	(1.65)%	3.46%	^	1.61%	3.78%	(1.64)%	5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,112,033	$1,119,516		$1,036,742	$979,252	$903,265	$991,764
Average net assets (000 omitted)	$1,104,680	$1,080,590		$1,007,317	$934,129	$951,766	$1,026,677
Ratio to average net assets of:
Expenses	0.60% *	0.63%		0.63% +	0.63%	0.63%	0.63%
Net investment income	2.09% *	2.10%	^	2.22% +	2.32%	2.59%	3.03%
Portfolio turnover rate	10%	12%		16%	10%	23%	15%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2017 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.67	$14.47		$14.53	$14.36		$14.92	$14.65

Income from investment operations:
Investment income, net†	0.15	0.29	^	0.30	0.33		0.38	0.41
Net realized and unrealized gain (loss) on investment transactions	(0.38)	0.20		(0.06)	0.18		(0.54)	0.29

Total from investment operations	(0.23)	0.49		0.24	0.51		(0.16)	0.70

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.29)		(0.30)	(0.34)		(0.38)	(0.42)
Distributions from net realized gain on investment transactions	0	0		0	(0.00	)(a)	(0.02)	(0.01)

Total dividends and distributions	(0.14)	(0.29)		(0.30)	(0.34)		(0.40)	(0.43)

Net asset value, end of period	$14.30	$14.67		$14.47	$14.53		$14.36	$14.92

Total return (b)	(1.53)%	3.40%	^	1.69%	3.58%		(1.10)%	4.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,269,502	$5,276,927		$4,860,803	$4,618,712		$4,269,409	$4,684,176
Average net assets (000 omitted)	$5,211,575	$5,048,509		$4,800,047	$4,395,640		$4,465,399	$4,839,804
Ratio to average net assets of:
Expenses	0.51% *	0.54%		0.55% +	0.56%		0.56%	0.56%
Net investment income	2.02% *	1.98%	^	2.09% +	2.32%		2.58%	2.79%
Portfolio turnover rate	15%	11%		15%	19%		19%	16%

See Footnote Summary on page 45.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.75		$11.74		$11.74		$11.74	$11.91	$11.89

Income from investment operations:
Investment income, net†	0.04		0.09	^‡	0.06		0.06	0.05	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)		0.02		0.02		0.03	(0.11)	0.06
Contributions from affiliates	0.00	(a)	0		0		0	0	0

Total from investment operations	(0.02)		0.11		0.08		0.09	(0.06)	0.12

Less dividends:
Dividends from net investment income	(0.05)		(0.10)		(0.08)		(0.09)	(0.11)	(0.10)

Net asset value, end of period	$11.68		$11.75		$11.74		$11.74	$11.74	$11.91

Total return (b)	(0.15)%	††	0.96%	^††	0.69%		0.75%	(0.51)%	1.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$236,142		$313,720		$262,551		$313,410	$395,172	$549,979
Average net assets (000 omitted)	$305,982		$281,499		$291,134		$347,138	$467,653	$544,248
Ratio to average net assets of:
Expenses, net waivers/reimbursements	0.65%	*	0.65%		0.64%	+	0.62%	0.60%	0.62%
Expenses, before waivers/reimbursements	0.65%	*	0.65%		0.64%	+	0.62%	0.60%	0.62%
Net investment income	0.64%	*	0.73%	^	0.50%	+	0.55%	0.39%	0.47%
Portfolio turnover rate**	24%		76%		86%		67%	120%	134%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2017 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$13.63	$13.41		$13.72		$13.47	$14.24	$14.16

Income from investment operations
Investment income, net†	0.16	0.36	^	0.34		0.39	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.39)	0.46		0.01		0.27	(0.61)	0.40
Contributions from affiliates	0.00 (a)	0		0.00	(a)	0	0.00 (a)	0.01

Total from investment operations	(0.23)	0.82		0.35		0.66	(0.25)	0.77

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.42)		(0.40)		(0.38)	(0.41)	(0.38)
Distributions from net realized gain on investment transactions	(0.15)	(0.18)		(0.26)		(0.03)	(0.11)	(0.31)

Total dividends and distributions	(0.32)	(0.60)		(0.66)		(0.41)	(0.52)	(0.69)

Net asset value, end of period	$13.08	$13.63		$13.41		$13.72	$13.47	$14.24

Total return (b)	(1.68)% ††	6.33%	^††	2.56%		4.96%	(1.82)% ††	5.65% #

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,330,379	$3,443,945		$3,446,978		$3,848,564	$3,966,383	$4,821,926
Average net assets (000 omitted)	$3,336,049	$3,395,239		$3,575,822		$3,885,193	$4,405,415	$4,944,151
Ratio to average net assets of:
Expenses	0.59% *	0.59%		0.59%	+	0.58%	0.57%	0.57%
Net investment income	2.34% *	2.67%	^	2.49%	+	2.86%	2.57%	2.56%
Portfolio turnover rate**	111%	146%		249%		244%	200%	154%

See Footnote Summary on page 45.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of fees and expense waived by the Adviser.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
New York Municipal	0.001	0.01%	0.01%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
Short Duration Plus	0.004	0.03%	0.03%
Intermediate Duration	0.001	0.01%	0.01%

*	Annualized.
+	The ratio includes expenses attributable to costs of proxy solicitation.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2016, September 30, 2014 and September 30, 2013 by 0.01%, 0.01% and 0.02%, respectively, and the Intermediate Duration Portfolio for the six months ended and the years ended March 31, 2017, September 30, 2016 and September 30, 2013 by 0.01%, 0.03% and 0.01%, respectively, and the Short Duration Plus Portfolio for the six months ended and year ended March 31,2017 and September 30, 2016 by 0.01% and 0.05%, respectively.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
(a)	Amount is less than $0.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14% and 12.34%, respectively.

See Notes to Financial Statements.

2017 Semi-Annual Report	45

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIO
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolio, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

46	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

2017 Semi-Annual Report	47

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

48	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2017:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$28,559,172	$312,972,447		$0	$341,531,619
Information Technology	44,874,028	162,279,117		0	207,153,145
Consumer Discretionary	10,959,640	147,163,922		0	158,123,562
Industrials	0	151,007,542		0	151,007,542
Consumer Staples	4,948,427	143,869,732		0	148,818,159
Health Care	15,483,230	101,469,220		0	116,952,450
Telecommunication Services	8,515,725	101,530,969		0	110,046,694
Energy	14,303,327	87,089,559		0	101,392,886
Materials	7,837,727	80,414,402		0	88,252,129
Utilities	0	15,494,182		0	15,494,182
Real Estate	0	11,877,083		0	11,877,083
Warrants	0	7,217,724		0	7,217,724
Short-Term Investments	20,463,678	0		0	20,463,678
Total Investments in Securities	155,944,954	1,322,385,899	(a)	0	1,478,330,853
Other Financial Instruments (b):
Assets:
Futures	140,871	0		0	140,871	(c)
Forward Currency Exchange Contracts	0	4,093,641		0	4,093,641
Liabilities:
Forward Currency Exchange Contracts	0	(3,598,708)		0	(3,598,708)
Total (d)(e)	$156,085,825	$1,322,880,832		$0	$1,478,966,657

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$62,414,408	$750,007,498		$0	$812,421,906
Information Technology	106,214,470	385,424,738		0	491,639,208
Consumer Discretionary	26,564,167	348,610,160		0	375,174,327
Industrials	0	354,701,071		0	354,701,071
Consumer Staples	11,723,526	341,137,714		0	352,861,240
Health Care	36,626,164	240,979,271		0	277,605,435
Telecommunication Services	20,229,947	241,665,095		0	261,895,042
Energy	33,729,360	215,548,687		0	249,278,047
Materials	15,806,459	191,867,807		0	207,674,266
Utilities	0	35,924,322		0	35,924,322
Real Estate	0	30,874,479		0	30,874,479
Warrants	0	17,180,688		0	17,180,688
Short-Term Investments	64,467,914	0		0	64,467,914
Total Investments in Securities	377,776,415	3,153,921,530	(a)	0	3,531,697,945

2017 Semi-Annual Report	49

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Futures	$273,976	$0		$0		$273,976	(c)
Forward Currency Exchange Contracts	0	18,468,188		0		18,468,188
Liabilities:
Forward Currency Exchange Contracts	0	(17,239,958)		0		(17,239,958)
Total (e)(f)	$378,050,391	$3,155,149,760		$0		$3,533,200,151

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Common Stocks:
Financials	$104,945,945	$293,036,284		$0		$397,982,229
Information Technology	49,331,614	299,293,062		0		348,624,676
Consumer Discretionary	70,901,746	75,206,984		0		146,108,730
Energy	74,778,200	29,725,052		0		104,503,252
Materials	25,019,944	73,910,976		1	(g)	98,930,921
Consumer Staples	52,347,892	43,310,850		0		95,658,742
Telecommunication Services	11,612,126	28,898,854		0		40,510,980
Health Care	16,763,765	20,957,666		0		37,721,431
Real Estate	1,634,112	26,932,596		0		28,566,708
Industrials	3,583,368	24,862,171		0		28,445,539
Utilities	17,104,128	4,589,427		0		21,693,555
Warrants	0	3,683,620		0		3,683,620
Short-Term Investments	4,098,210	0		0		4,098,210
Total Investments in Securities	432,121,050	924,407,542	(a)	1		1,356,528,593
Other Financial Instruments (b)	0	0		0		0
Total (h)(i)	$432,121,050	$924,407,542		$1		$1,356,528,593

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$143,757,466		$358,020		$144,115,486
Short-Term Municipal Notes	0	22,000,000		0		22,000,000
Short-Term Investments	0	4,736,202		0		4,736,202
Total Investments in Securities	0	170,493,668		358,020		170,851,688
Other Financial Instruments (b):
Assets:
Interest Rate Swaps	0	58,766		0		58,766
Liabilities	0	0		0		0
Total (j)	$0	$170,552,434		$358,020		$170,910,454

50	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,557,797,073	$40,654,154		$1,598,451,227
Short-Term Municipal Notes	0	32,000,000	0		32,000,000
Governments—Treasuries	0	87,414,331	0		87,414,331
Short-Term Investments	0	42,598,576	0		42,598,576
Total Investments in Securities	0	1,719,809,980	40,654,154		1,760,464,134
Other Financial Instruments (b):
Assets:
Interest Rate Swaps	0	1,439,575	0		1,439,575
Liabilities	0	0	0		0
Total (j)	$0	$1,721,249,555	$40,654,154		$1,761,903,709

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,092,938,294	$46,461,595	(g)	$1,139,399,889
Short-Term Municipal Notes	0	25,350,000	0		25,350,000
Governments—Treasuries	0	61,033,323	0		61,033,323
Short-Term Investments	0	18,286,148	0		18,286,148
Total Investments in Securities	0	1,197,607,765	46,461,595		1,244,069,360
Other Financial Instruments (b)	0	0	0		0
Total (j)	$0	$1,197,607,765	$46,461,595		$1,244,069,360

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$5,924,483,807	$64,527,192		$5,989,010,999
Short-Term Municipal Notes	0	312,000,000	0		312,000,000
Governments—Treasuries	0	337,647,682	0		337,647,682
Short-Term Investments	0	105,290,323	0		105,290,323
Total Investments in Securities	0	6,679,421,812	64,527,192		6,743,949,004
Other Financial Instruments (b):
Assets:
Interest Rate Swaps	0	2,125,504	0		2,125,504
Liabilities	0	0	0		0
Total (j)	$0	$6,681,547,316	$64,527,192		$6,746,074,508

2017 Semi-Annual Report	51

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$74,473,067	$0		$74,473,067
Corporates—Investment Grade	0	63,763,474	0		63,763,474
Asset-Backed Securities	0	46,273,592	2,328,056	(g)	48,601,648
Collateralized Mortgage Obligations	0	23,394,319	0		23,394,319
Commercial Mortgage-Backed Securities	0	21,252,203	1,606,918		22,859,121
Inflation-Linked Securities	0	17,906,622	0		17,906,622
Mortgage Pass-Throughs	0	3,885,959	0		3,885,959
Covered Bonds	0	1,553,787	0		1,553,787
Short-Term Investments	0	14,650,160	0		14,650,160
Total Investments in Securities	0	267,153,183	3,934,974		271,088,157
Other Financial Instruments (b):
Assets:
Futures	123,175	0	0		123,175	(c)
Liabilities:
Futures	(5,181)	0	0		(5,181	)(c)
Forward Currency Exchange Contracts	0	(323,971)	0		(323,971)
Credit Default Swaps	0	(194,609)	0		(194,609)
Total (k)	$117,994	$266,634,603	$3,934,974		$270,687,571

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grade	$0	$786,340,360	$0		$786,340,360
Mortgage Pass-Throughs	0	648,815,788	0		648,815,788
Asset-Backed Securities	0	422,026,191	30,817,428		452,843,619
Governments—Treasuries	0	445,574,780	0		445,574,780
Commercial Mortgage-Backed Securities	0	185,425,622	59,748,059		245,173,681
Inflation-Linked Securities	0	228,503,858	0		228,503,858
Collateralized Mortgage Obligations	0	200,372,646	0		200,372,646
Corporates—Non-Investment Grade	0	97,226,317	0		97,226,317
Agencies	0	76,751,340	0		76,751,340
Emerging Markets—Treasuries	0	28,347,998	0		28,347,998
Governments—Sovereign Agencies	0	13,783,059	0		13,783,059
Emerging Markets—Corporate Bonds	0	13,751,667	0		13,751,667
Local Governments—Municipal Bonds	0	12,476,944	0		12,476,944
Quasi-Sovereigns	0	9,738,918	0		9,738,918
Governments—Sovereign Bonds	0	8,927,072	0		8,927,072
Emerging Markets—Sovereigns	0	5,579,398	0		5,579,398
Common Stocks	0	0	2,854,675		2,854,675
Short-Term Investments:
Governments—Treasuries	0	144,521,187	0		144,521,187
Agency Discount Notes	0	26,385,248	0		26,385,248
Total Investments in Securities	0	3,354,548,393	93,420,162		3,447,968,555

52	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments (b):
Assets:
Futures	$3,018,628	$0	$0	$3,018,628	(c)
Forward Currency Exchange Contracts	0	3,160,381	0	3,160,381
Centrally Cleared Interest Rate Swaps	0	7,652,232	0	7,652,232	(c)
Credit Default Swaps	0	225,879	0	225,879
Liabilities:
Futures	(188,068)	0	0	(188,068	)(c)
Forward Currency Exchange Contracts	0	(6,484,620)	0	(6,484,620)
Centrally Cleared Interest Rate Swaps	0	(4,864,785)	0	(4,864,785	)(c)
Credit Default Swaps	0	(2,677,913)	0	(2,677,913)
Total (k)	$2,830,560	$3,351,559,567	$93,420,162	$3,447,810,289

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	An amount of $16,592,870 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(f)	An amount of $39,252,866 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(i)	An amount of $32,570,192 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(j)	There were no transfers between any levels during the reporting period.

(k)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS(a)	TOTAL
Balance as of 9/30/16	$839,486	$839,486
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	0	0
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	(839,485)	(839,485)

Balance as of 3/31/17	$1	$1	(b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$0	$0

2017 Semi-Annual Report	53

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$1,471,678	$1,471,678
Accrued discounts/(premiums)	(4,805)	(4,805)
Realized gain (loss)	(403,091)	(403,091)
Change in unrealized appreciation/depreciation	416,148	416,148
Purchases	0	0
Sales	(1,121,910)	(1,121,910)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$358,020	$358,020

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$2,943	$2,943

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$32,191,291	$32,191,291
Accrued discounts/(premiums)	(263,868)	(263,868)
Realized gain (loss)	(1,241,591)	(1,241,591)
Change in unrealized appreciation/depreciation	1,579,082	1,579,082
Purchases	13,939,538	13,939,538
Sales	(5,550,298)	(5,550,298)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$40,654,154	$40,654,154

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$259,379	$259,379

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(a)	TOTAL
Balance as of 9/30/16	$27,865,539	$27,865,539
Accrued discounts/(premiums)	(117,719)	(117,719)
Realized gain (loss)	(2,754,975)	(2,754,975)
Change in unrealized appreciation/depreciation	1,892,774	1,892,774
Purchases	19,713,561	19,713,561
Sales	(137,585)	(137,585)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$46,461,595	$46,461,595

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$(950,451)	$(950,451)

54	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$67,548,218	$67,548,218
Accrued discounts/(premiums)	(23,763)	(23,763)
Realized gain (loss)	(3,397,320)	(3,397,320)
Change in unrealized appreciation/depreciation	346,834	346,834
Purchases	1,253,374	1,253,374
Sales	(1,200,151)	(1,200,151)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$64,527,192	$64,527,192

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$(3,102,793)	$(3,102,793)

SHORT DURATION PLUS PORTFOLIO	CORPORATES - INVESTMENT GRADE	ASSET- BACKED SECURITIES(a)	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMERCIAL MORTGAGE- BACKED SECURITIES
Balance as of 9/30/16	$325,485	$1,238,740	$416,078	$2,426,863
Accrued discounts/(premiums)	(53)	21	0	(1,444)
Realized gain (loss)	0	(980)	0	(49,388)
Change in unrealized appreciation/depreciation	1,155	(1,425)	0	371
Purchases/Payups	0	1,460,118	0	673,453
Sales/Paydowns	(326,587)	(368,418)	0	(1,442,937)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3		0	(416,078)	0

Balance as of 3/31/17	$0	$2,328,056	$0	$1,606,918

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$0	$(3,626)	$0	$(12,370)

	TOTAL
Balance as of 9/30/16	$4,407,166
Accrued discounts/(premiums)	(1,476)
Realized gain (loss)	(50,368)
Change in unrealized appreciation/depreciation	101
Purchases/Payups	2,133,571
Sales/Paydowns	(2,137,942)
Transfers in to Level 3	0
Transfers out of Level 3	(416,078)

Balance as of 3/31/17	$3,934,974 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$(15,996)

2017 Semi-Annual Report	55

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS
Balance as of 9/30/16	$17,272,990	$91,692,074	$4,560,823	$0
Accrued discounts/(premiums)	139	(20,091)		0
Realized gain (loss)	199	(1,686,621)		0
Change in unrealized appreciation/depreciation	(18,779)	(474,208)	(3,235)	(132,209)
Purchases/Payups	15,209,682	4,343,522		0
Sales/Paydow ns	(1,646,803)	(34,106,617)	(1,293,774)	(1,675,000)
Transfers in to Level 3	0	0		0
Transfers out of Level 3	0	0	(3,263,814)	0
Transfers out of Practical expedient	0	0	0	4,661,884

Balance as of 3/31/17	$30,817,428	$59,748,059	$0	$2,854,675

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$(24,909)	$(1,017,095)	$0	$(132,209)

	TOTAL
Balance as of 9/30/16	$113,525,887
Accrued discounts/(premiums)	(19,952)
Realized gain (loss)	(1,686,422)
Change in unrealized appreciation/depreciation	(628,431)
Purchases/Payups	19,553,204
Sales/Paydow ns	(38,722,194)
Transfers in to Level 3	0
Transfers out of Level 3	(3,263,814)
Transfers out of Practical expedient	4,661,884

Balance as of 3/31/17	$93,420,162 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (c)	$(1,174,213)

(a)	The Portfolio held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2017. Securities priced by third party vendors are excluded from the following table.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00

56	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Asset-Backed Securities	$0	Qualitative Assessment		$0.00

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

2017 Semi-Annual Report	57

Notes to Financial Statements (continued)

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions

58	Sanford C. Bernstein Fund, Inc.

required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal					0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.425%	0.375%	0.325%	0.275%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal		0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

2017 Semi-Annual Report	59

Notes to Financial Statements (continued)

Prior to January 27, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.500%	0.450%	0.400%	0.350%	0.300%

Since November 1, 2011, the Adviser has voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Since November 1, 2015, the Adviser has voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. From November 1, 2011 until November 1, 2015, the advisory fee waiver for the Emerging Markets Portfolio was equal to 0.05% per annum of the respective net assets. For the period ending March 31, 2017, such waivers amounted to $368,691, $874,438 and $163,543 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Bernstein Class shares, Class A, Class B, Class C and Class Z, respectively, for the International Portfolio and Tax-Managed International Portfolio, 1.50% and 1.25% for Bernstein Class shares and Class Z, respectively, for the Emerging Markets Portfolio through January 27, 2018. The Expense Caps for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio may be extended by the Adviser for additional one-year terms. For the year ended March 31, 2017, there was no such reimbursement.

During the six months ended March 31, 2017, the Adviser reimbursed the Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio Portfolios $1,199, $5,699 and $3,839, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2016, the Adviser reimbursed the Emerging Markets Portfolio $216 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

60	Sanford C. Bernstein Fund, Inc.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2017, the compensation retained by ABIS amounted to: International Portfolio, $15,917; Tax-Managed International Portfolio, $35,504; Emerging Markets Portfolio, $12,314; New York Municipal Portfolio, $14,128; California Municipal Portfolio, $9,027; Diversified Municipal Portfolio, $190,335; and Short Duration Plus Portfolio, $8,472.

The Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2017, such waivers amounted to $26,903 and $5,726 for the International and Tax-Managed International Portfolio, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Distributor voluntarily reduced distribution service fees of Class A Shares to 0.20 of 1% of the average daily net assets for the period of April 1, 2015 to June 30, 2015 and further voluntarily reduced fees to zero for the period of July 1, 2015 to October 31, 2015. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2017, such waiver amounted to $29,078. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,338	$225,656	$743,211	$507,022	$455,728	$14,268
Class C	1,461,935	1,237,302	2,342,286	1,325,534	3,134,967	1,020,518

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

2017 Semi-Annual Report	61

Notes to Financial Statements (continued)

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2017, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
International	$13	$8	$121
Tax-Managed International	0	0	0
New York Municipal	0	4,196	3,245
California Municipal	6	11,360	2
Diversified Municipal	3	8,317	6,332
Short Duration Plus	74	90	155

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2017, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2017 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$692,792	$0	$0
Tax-Managed International	1,604,753	0	0
Emerging Markets	1,035,951	0	0
Short Duration Plus	4,243	0	0
Intermediate Duration	72,911	0	0

There were no brokerage commissions paid by Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal for the six months ended March 31, 2017.

62	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$463,205,722	$0	$547,485,363	$0
Tax-Managed International	1,075,873,201	0	1,243,848,230	0
Emerging Markets	449,134,765	0	504,266,392	0
Short Duration Diversified Municipal	35,061,961	0	24,061,951	0
New York Municipal	172,701,479	133,344,905	192,174,401	133,029,632
California Municipal	63,121,157	87,406,584	40,869,150	76,561,231
Diversified Municipal	444,210,916	510,432,363	526,701,277	508,178,350
Short Duration Plus	19,382,929	66,887,748	15,252,760	50,134,597
Intermediate Duration	284,705,489	3,374,913,750	392,047,054	3,147,859,730

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$199,346,800	$(39,888,146)	$159,458,654
Tax-Managed International	433,182,634	(116,996,460)	316,186,174
Emerging Markets	213,238,724	(43,004,491)	170,234,233
Short Duration Diversified Municipal	263,309	(1,038,199)	(774,890)
New York Municipal	50,418,960	(8,561,613)	41,857,347
California Municipal	35,003,213	(4,682,045)	30,321,168
Diversified Municipal	178,208,538	(39,368,119)	138,840,419
Short Duration Plus	688,782	(795,189)	(106,407)
Intermediate Duration	74,062,046	(29,821,247)	44,240,799

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

2017 Semi-Annual Report	63

Notes to Financial Statements (continued)

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2017, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the six months ended March 31, 2017, the Emerging Market Portfolio held futures for non-hedging purposes.

During the six months ended March 31, 2017, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2017, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. During the six months ended March 31, 2017, the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

64	Sanford C. Bernstein Fund, Inc.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2017, the Intermediate Duration Portfolio held purchased options for hedging purposes. During the six months ended March 31, 2017, the Intermediate Duration Portfolio held written options for hedging purposes.

During the six months ended March 31, 2017, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held written swaptions for hedging purposes.

For the six months ended March 31, 2017, the Short Duration Plus Portfolio and Intermediate Duration Portfolio had the following transactions in written options:

Short Duration Plus Portfolio

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 9/30/16	$0	$0
Swaptions written	40,880,000	32,562
Swaptions expired	0	0
Swaptions bought back	(40,880,000)	(32,562)
Swaptions exercised	0	0

Swaptions written outstanding as of 3/31/17	$0	$0

2017 Semi-Annual Report	65

Notes to Financial Statements (continued)

Intermediate Duration Portfolio

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/16	16,000	$134,400
Options written	0	0
Options expired	(16,000)	(134,400)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 3/31/17	0	$0

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 9/30/16	$0	$0
Swaptions written	471,490,000	971,998
Swaptions expired	0	0
Swaptions bought back	(471,490,000)	(971,998)
Swaptions exercised	0	0

Swaptions written outstanding as of 3/31/17	$0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to

66	Sanford C. Bernstein Fund, Inc.

receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2017, the Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and Intermediate Duration Portfolio held interest rate swaps for hedging purposes. During the six months ended March 31, 2017, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended March 31, 2017, the Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the

2017 Semi-Annual Report	67

Notes to Financial Statements (continued)

same counterparty. As of March 31, 2017, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2017, the Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes. During the six months ended March 31, 2017, the Diversified Municipal Portfolio and Short Duration Plus Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

68	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2017, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$140,871	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,093,641		Unrealized depreciation on forward currency exchange contracts	$3,598,708
Total		$4,234,512			$3,598,708

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$158,274	$84,162
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(10,393,639)	862,728
Total		$(10,235,365)	$946,890

TAX MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$273,976	*	Receivable/Payable for variation margin on exchange-traded derivatives
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	18,468,188		Unrealized depreciation on forward currency exchange contracts	$17,239,958
Total		$18,742,164			$17,239,958

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2017 Semi-Annual Report	69

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$327,450	$184,119
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(27,440,314)	4,578,258
Total		$(27,112,864)	$4,762,377

EMERGING MARKETS PORTFOLIO
DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$188,222
Total		$188,222

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swaps	$58,766
Total		$58,766

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$67,868	$(8,440)
Total		$67,868	$(8,440)

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,439,575
Total		$1,439,575

70	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$739,658	$879,505
Total		$739,658	$879,505

CALIFORNIA MUNICIPAL PORTFOLIO
DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,698,906	$(577,906)
Total		$1,698,906	$(577,906)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swaps	$2,125,504
Total		$2,125,504

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$3,876,440	$(758,352)
Total		$3,876,440	$(758,352)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded	$123,175	*	Receivable/Payable for variation margin on exchange-traded	$5,181	*
Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	323,971
Credit contracts				Unrealized depreciation on credit default swaps	194,609
Total		$123,175			$523,761

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2017 Semi-Annual Report	71

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(719,504)	$131,668
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,306,185	228,760
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	17,890	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	53,439	(169,125)
Total		$658,010	$191,303

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$10,670,860	*	Receivable/Payable for variation margin on exchange-traded derivatives	$5,052,853	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,160,381		Unrealized depreciation on forward currency exchange contracts	6,484,620
Credit contracts	Unrealized appreciation on credit default swaps	225,879		Unrealized depreciation on credit default swaps	2,677,913
Total		$14,057,120			$14,215,386

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(45,959,381)	$4,463,831
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	5,285,421	3,578,816

72	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(548,321)	$0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(385,600)	316,338
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	134,400	(127,975)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	370,466	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	10,246,149	(3,913,013)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,548,430)	(1,225,049)
Total		$(32,405,296)	$3,092,948

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2017

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$4,958,123	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$301,358,878
Average principal amount of sale contracts	$284,835,332

(a)	Positions were open for five months during the period.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$11,476,065	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$837,270,645
Average principal amount of sale contracts	$786,460,990

(a)	Positions were open for four months during the period.

EMERGING MARKETS PORTFOLIO
Futures:
Average original value of buy contracts	$19,701,087	(a)

(a)	Positions were open for less than one month during the period.

2017 Semi-Annual Report	73

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$1,300,000

Inflation Swaps:
Average notional amount	$2,975,000	(a)

(a)	Positions were open for one month during the period.

NEW YORK MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$51,028,571

Inflation Swaps:
Average notional amount	$35,955,000	(a)

(a)	Positions were open for one month during the period.

CALIFORNIA MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$24,300,000	(a)

Inflation Swaps:
Average notional amount	$24,710,000	(b)

(a)	Positions were open for five months during the period.

(b)	Positions were open for one month during the period.

DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$102,857,143

Inflation Swaps:
Average notional amount	$139,100,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$136,016,019
Average original value of sale contracts	$3,426,001

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,953,616	(a)
Average principal amount of sale contracts	$23,732,959

Credit Default Swaps:
Average notional amount of sale contracts	$3,890,714

(a)	Positions were open for one month during the period.

74	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$1,047,125,308
Average original value of sale contracts	$106,591,398	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$118,199,985
Average principal amount of sale contracts	$455,149,705

Purchased Options:
Average monthly cost	$324,147	(b)

Interest Rate Swaps:
Average notional amount	$50,590,000	(c)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,062,103,657

Credit Default Swaps:
Average notional amount of buy contracts	$11,742,143
Average notional amount of sale contracts	$56,868,286

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$117,960,000	(d)

(a)	Positions were open for two months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for three months during the period.

(d)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2017:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$71,808	$(71,808)	$0	$0	$0
Barclays Bank PLC	1,648,247	(1,596,318)	0	0	51,929
Citibank, NA	762,054	(737,156)	0	0	24,898
Deutsche Bank AG	6,879	(6,879)	0	0	0
Goldman Sachs Bank USA	483,358	(126,115)	0	0	357,243
JPMorgan Chase Bank, NA	10,827	0	0	0	10,827
Royal Bank of Scotland PLC	1,058,872	(4,437)	0	0	1,054,435
State Street Bank & Trust Co.	51,596	0	0	0	51,596

Total	$4,093,641	$(2,542,713)	$0	$0	$1,550,928	^

2017 Semi-Annual Report	75

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$25,620	$0	$(25,620)	$0	$0

Total	$25,620	$0	$(25,620)	$0	$0

OTC Derivatives:
Bank of America, NA	$128,803	$(71,808)	$0	$0	$56,995
Barclays Bank PLC	1,596,318	(1,596,318)	0	0	0
BNP Paribas SA	23,842	0	0	0	23,842
Citibank, NA	737,156	(737,156)	0	0	0
Deutsche Bank AG	44,620	(6,879)	0	0	37,741
Goldman Sachs Bank USA	126,115	(126,115)	0	0	0
Northern Trust Co.	276,123	0	0	0	276,123
Royal Bank of Scotland PLC	4,437	(4,437)	0	0	0
UBS AG	661,294	0	0	0	661,294

Total	$3,598,708	$(2,542,713)	$0	$0	$1,055,995	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$1,337,450	$(832,555)	$(504,895)	$0	$0
BNP Paribas SA	1,115,343	(252,859)	0	0	862,484
Brown Brothers Harriman & Co.	1,610,585	(14,553)	0	0	1,596,032
Citibank, NA	2,910,902	(2,910,902)	0	0	0
Credit Suisse International	2,256,549	(294,694)	0	0	1,961,855
Deutsche Bank AG	18,203	(18,203)	0	0	0
Goldman Sachs Bank USA	310,260	(310,260)	0	0	0
HSBC Bank USA	178,623	(178,623)	0	0	0
JPMorgan Chase Bank, NA	2,318,270	0	0	0	2,318,270
Northern Trust Co.	4,772,372	0	0	0	4,772,372
Standard Chartered Bank	1,594,587	(1,166,677)	0	0	427,910
State Street Bank & Trust Co.	20,491	(20,491)	0	0	0
UBS AG	24,553	(24,553)	0	0	0

Total	$18,468,188	$(6,024,370)	$(504,895)	$0	$11,938,923	^

76	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$63,000	$0	$(63,000)	$0	$0

Total	$63,000	$0	$(63,000)	$0	$0

OTC Derivatives:
Bank of America, NA	$832,555	$(832,555)	$0	$0	$0
Barclays Bank PLC	21,185	0	0	0	21,185
BNP Paribas SA	252,859	(252,859)	0	0	0
Brown Brothers Harriman & Co.	14,553	(14,553)	0	0	0
Citibank, NA	6,723,377	(2,910,902)	0	0	3,812,475
Credit Suisse International	294,694	(294,694)	0	0	0
Deutsche Bank AG	118,078	(18,203)	0	0	99,875
Goldman Sachs Bank USA	974,853	(310,260)	0	0	664,593
HSBC Bank USA	1,795,600	(178,623)	0	0	1,616,977
Royal Bank of Canada	4,311,025	0	0	0	4,311,025
Royal Bank of Scotland PLC	149,128	0	0	0	149,128
Standard Chartered Bank	1,166,677	(1,166,677)	0	0	0
State Street Bank & Trust Co.	167,946	(20,491)	0	0	147,455
UBS AG	417,428	(24,553)	0	0	392,875

Total	$17,239,958	$(6,024,370)	$0	$0	$11,215,588	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$58,766	$0	$0	$0	$58,766

Total	$58,766	$0	$0	$0	$58,766	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2017 Semi-Annual Report	77

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$1,439,575	$0	$(1,439,575)	$0	$0

Total	$1,439,575	$0	$(1,439,575)	$0	$0	^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
JPMorgan Chase Bank, NA	$2,125,504	$0	$(2,125,504)	$0	$0

Total	$2,125,504	$0	$(2,125,504)	$0	$0	^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$31,485	$0	$0	$0	$31,485

Total	$31,485	$0	$0	$0	$31,485

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$76,736	$0	$0	$0	$76,736
Credit Suisse International	350,734	0	0	(264,204)	86,530
Deutsche Bank AG	161,070	0	0	0	161,070
Morgan Stanley & Co.	240,460	0	0	0	240,460
State Street Bank & Trust Co.	6,775	0	0	0	6,775

Total	$835,775	$0	$0	$(264,204)	$571,571	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$1,083,609	$0	$0	$0	$1,083,609
Total	$1,083,609	$0	$0	$0	$1,083,609

OTC Derivatives:
Bank of America, NA	$9,634	$(9,634)	$0	$0	$0
Citibank, NA	168,911	(168,911)	0	0	0
Credit Suisse International	57,521	(57,521)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	887,444	(887,444)	0	0	0
HSBC Bank USA	331,198	(331,198)	0	0	0
JPMorgan Chase Bank, NA	1,690,544	(624,678)	0	0	1,065,866
UBS AG	72,650	(39,026)	0	0	33,624
Total	$3,217,902	$(2,118,412)	$0	$0	$1,099,490	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED**	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$283,229	$0	$(283,229)	$0	$0
Total	$283,229	$0	$(283,229)	$0	$0

OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$127,485	$0	$0	$0	$127,485
Bank of America, NA	87,386	(9,634)	0	0	77,752
Barclays Bank PLC	162,533	0	0	0	162,533
Citibank, NA	2,804,898	(168,911)	0	(1,060,928)	1,575,059
Citigroup Global Markets Ltd.	481,985	0	0	0	481,985
Credit Suisse International	4,128,354	(57,521)	0	(3,736,081)	334,752
Deutsche Bank AG	2,897,778	0	0	(2,897,778)	0
Goldman Sachs Bank USA/Goldman Sachs International	988,911	(887,444)	0	0	101,467
HSBC Bank USA	625,387	(331,198)	0	0	294,189
JPMorgan Chase Bank, NA	624,678	(624,678)	0	0	0
Morgan Stanley & Co., LLC	2,533,230	0	0	0	2,533,230
UBS AG	39,026	(39,026)	0	0	0
Total	$15,501,651	$(2,118,412)	$0	$(7,694,787)	$5,688,452	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2017 Semi-Annual Report	79

Notes to Financial Statements (continued)

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2017, Intermediate Duration Portfolio earned drop income of $2,119,493, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2017, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $2,098,117 and the daily weighted average annualized interest rate was (0.59)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of March 31, 2017:

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†*	NET AMOUNT OF RVP LIABILITIES
Credit Suisse First Boston	$2,820,015	$(2,820,015)	$0

†	Including accrued interest.

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

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NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

PORTFOLIO	2016	2015
International
Distributions paid from:
Ordinary income	$21,802,390	$33,403,765

Total distributions paid	$21,802,390	$33,403,765

Tax-Managed International
Distributions paid from:
Ordinary income	$55,480,983	$80,122,932

Total distributions paid	$55,480,983	$80,122,932

Emerging Markets
Distributions paid from:
Ordinary income	$7,737,820	$18,246,033
Long-term capital gains	20,157,829	25,977,565

Total distributions paid	$27,895,649	$44,223,598

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$57,406	$138,820
Long-term capital gains	140,585	30,339

Total taxable distributions paid	197,991	169,159
Tax exempt distributions	715,751	475,331

Total distributions paid	$913,742	$644,490

New York Municipal
Distributions paid from:
Ordinary income	$588,980	$123,264
Long-term capital gains	0	0

Total taxable distributions	588,980	123,264
Tax exempt distributions	37,012,114	40,204,645

Total distributions paid	$37,601,094	$40,327,909

California Municipal
Distributions paid from:
Ordinary income	$412,433	$422,086
Long-term capital gains	0	0

Total taxable distributions paid	412,433	422,086
Tax exempt distributions	24,154,507	24,385,345

Total distributions paid	$24,566,940	$24,807,431

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Notes to Financial Statements (continued)

PORTFOLIO	2016	2015
Diversified Municipal
Distributions paid from:
Ordinary income	$3,460,879	$2,761,161
Long-term capital gains	0	0

Total taxable distributions paid	3,460,879	2,761,161
Tax exempt distributions	127,335,748	127,350,590

Total distributions paid	$130,796,627	$130,111,751

Short Duration Plus
Distributions paid from:
Ordinary income	$2,655,169	$2,212,929

Total distributions paid	$2,655,169	$2,212,929

Intermediate Duration
Distributions paid from:
Ordinary income	$121,745,198	$129,174,284
Long-term capital gains	30,658,611	42,543,895

Total distributions paid	$152,403,809	$171,718,179

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$24,858,611	$0	$(1,052,248,740)	$102,271,655	$(925,118,474)
Tax-Managed International	61,713,820	0	(2,024,292,309)	256,327,368	(1,706,251,121)
Emerging Markets	7,750,458	0	(142,458,877)	138,295,703	3,587,284
Short Duration Diversified Municipal	23,317	0	(49,122)	(596,246)	(622,051)
New York Municipal	901,972	0	(14,827,064)	87,859,245	73,934,153
California Municipal	432,945	0	(16,588,925)	60,680,869	44,524,889
Diversified Municipal	2,937,676	0	(34,691,426)	309,240,949	277,487,199
Short Duration Plus	186,506	0	(19,875,872)	992,132	(18,697,234)
Intermediate Duration	15,460,370	21,211,135	(2,796,482)	109,101,907	142,976,930

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$23,317
New York Municipal	901,972
California Municipal	432,945
Diversified Municipal	2,937,676

(b)

As of September 30, 2016, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2016, California Municipal Portfolio utilized capital loss carryforwards of $1,022,311 to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $920,045 of capital loss carryforwards expire during the fiscal year. As of September 30, 2016, Short Duration Plus Portfolio and

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Intermediate Duration Portfolio deferred $684,067 and $2,796,482 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio elected to defer $262,852 and $49,122 of post-October capital losses. These losses are deemed to arise on October 1, 2016.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to foreign capital gains tax exposure on Peruvian securities, the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$88,421,013	n/a	2017
International	910,864,476	n/a	2018
International	44,844,793	8,118,458	No expiration
Tax-Managed International	219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	90,557,873	n/a	No expiration
Emerging Markets	36,181,888	106,276,989	No expiration
New York Municipal	n/a	14,827,064	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	n/a	14,182,746	No expiration
Diversified Municipal	n/a	34,691,426	No expiration
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	3,862,613	5,499,324	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Notes to Financial Statements (continued)

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolio invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments, and Puerto Rico obligations have lost much of their value. Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

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Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Notes to Financial Statements (continued)

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

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Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Portfolio Turnover Risk—The Intermediate Duration Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

The Fund has authorized 13.9 billion shares of common stock, par value $0.001 per share, of which 10 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLION)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	RETAIL ADVISOR CLASS SHARES	RETAIL CLASS R SHARES	RETAIL CLASS Z SHARES	TOTAL
International	600	200	200	200	0	200	300	1,700
Tax-Managed International	600	200	200	200	0	0	300	1,500
Emerging Markets	200	0	0	0	0	0	300	500
Short Duration Diversified Municipal	100	0	0	0	0	0	0	100
New York Municipal	400	200	200	200	200	0	0	1,200
California Municipal	200	200	200	200	200	0	0	1,000
Diversified Municipal	800	400	400	400	400	0	0	2,400
Short Duration Plus	200	200	200	200	0	200	0	1,000
Intermediate Duration	600	0	0	0	0	0	0	600

Share transactions for each Portfolio for the six months ended March 31, 2017 and the year ended September 30, 2016, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
International Class Shares
Shares sold	4,721,984	15,896,122	$71,773,306	$239,649,617
Shares issued to shareholders on reinvestment of dividends	1,336,313	1,258,373	19,911,064	19,177,587
Shares redeemed	(9,330,761)	(30,023,993)	(142,546,470)	(447,809,367)

Net decrease	(3,272,464)	(12,869,498)	(50,862,100)	(188,982,163)
Beginning of period	86,202,914	99,072,412	2,266,432,004	2,455,414,167

End of period	82,930,450	86,202,914	$2,215,569,904	$2,266,432,004

Class A Shares
Shares sold	13,396	23,388	$200,437	$348,057
Shares issued to shareholders on reinvestment of dividends	3,967	3,916	58,192	58,779
Shares converted from Class B	589	2,196	8,820	32,120
Shares redeemed	(49,316)	(67,262)	(737,271)	(1,003,076)

Net decrease	(31,364)	(37,762)	(469,822)	(564,120)
Beginning of period	250,642	288,404	21,798,053	22,362,173

End of period	219,278	250,642	$21,328,231	$21,798,053

88	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class B Shares
Shares sold	316	0	$4,672	$0
Shares issued to shareholders on reinvestment of dividends	9	0 (a)	133	8
Shares converted to Class A	(578)	(2,167)	(8,820)	(32,120)
Shares redeemed	(302)	(217)	(4,478)	(3,265)

Net decrease	(555)	(2,384)	(8,493)	(35,377)
Beginning of period	1,367	3,751	1,529,268	1,564,645

End of period	812	1,367	$1,520,775	$1,529,268

Class C Shares
Shares sold	3,732	18,198	$57,279	$271,152
Shares issued to shareholders on reinvestment of dividends	782	718	11,542	10,830
Shares redeemed	(14,745)	(40,975)	(219,047)	(602,784)

Net decrease	(10,231)	(22,059)	(150,226)	(320,802)
Beginning of period	105,246	127,305	11,823,250	12,144,052

End of period	95,015	105,246	$11,673,024	$11,823,250

Class Z Shares (b)
Shares sold	4	10,357,615	$50	$145,110,003
Shares issued to shareholders on reinvestment of dividends	215,962	0	3,168,172	0

Net increase	215,966	10,357,615	3,168,222	145,110,003
Beginning of period	10,357,615	0	145,110,003	0

End of period	10,573,581	10,357,615	$148,278,225	$145,110,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Tax-Managed International Class Shares
Shares sold	8,732,078	28,885,234	$133,304,623	$436,196,940
Shares issued to shareholders on reinvestment of dividends	2,930,959	2,843,568	43,876,449	43,506,600
Shares redeemed	(16,238,547)	(67,948,807)	(249,947,077)	(1,006,182,713)

Net decrease	(4,575,510)	(36,220,005)	(72,766,005)	(526,479,173)
Beginning of period	205,605,723	241,825,728	4,869,708,709	5,396,187,882

End of period	201,030,213	205,605,723	$4,796,942,704	$4,869,708,709

2017 Semi-Annual Report	89

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class A Shares
Shares sold	2,658	5,523	$40,626	$82,440
Shares issued to shareholders on reinvestment of dividends	1,738	1,385	25,631	20,881
Shares converted from Class B	0	806	0	12,127
Shares redeemed	(5,040)	(7,154)	(77,477)	(106,668)

Net increase (decrease)	(644)	560	(11,220)	8,780
Beginning of period	97,569	97,009	6,534,888	6,526,108

End of period	96,925	97,569	$6,523,668	$6,534,888

Class B Shares
Shares issued to shareholders on reinvestment of dividends	3	0	45	0
Shares converted to Class A	0	(806)	0	(12,127)
Shares redeemed	0 (a)	0 (a)	(2)	(3)

Net increase (decrease)	3	(806)	43	(12,130)
Beginning of period	292	1,098	270,775	282,905

End of period	295	292	$270,818	$270,775

Class C Shares
Shares sold	382	0	$5,572	$0
Shares issued to shareholders on reinvestment of dividends	127	160	1,895	2,424
Shares redeemed	(153)	(6,675)	(2,316)	(98,851)

Net increase (decrease)	356	(6,515)	5,151	(96,427)
Beginning of period	22,677	29,192	2,400,818	2,497,245

End of period	23,033	22,677	$2,405,969	$2,400,818

Class Z Shares (b)
Shares sold	0	21,691,645	$6	$305,852,003
Shares issued to shareholders on reinvestment of dividends	457,642	0	6,750,215	0

Net increase	457,642	21,691,645	6,750,221	305,852,003
Beginning of period	21,691,645	0	305,852,003	0

End of period	22,149,287	21,691,645	$312,602,224	$305,852,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

90	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Emerging Markets Class Shares
Shares sold	4,502,335	8,416,307	$116,198,698	$191,455,492
Shares issued to shareholders on reinvestment of dividends and distributions	195,234	1,160,022	4,908,179	26,262,900
Shares redeemed	(6,272,764)	(12,002,061)	(160,850,891)	(274,964,018)

Net decrease	(1,575,195)	(2,425,732)	(39,744,014)	(57,245,626)
Beginning of period	46,372,367	48,798,099	1,236,275,291	1,293,520,917

End of period	44,797,172	46,372,367	$1,196,531,277	$1,236,275,291

Class B Shares

Class Z Shares (a)
Shares sold	2	4,671,856	$13	$98,996,003
Shares issued to shareholders on reinvestment of dividends and distributions	41,306	0	1,038,442	0

Net increase	41,308	4,671,856	1,038,455	98,996,003
Beginning of period	4,671,856	0	98,996,003	0

End of period	4,713,164	4,671,856	$100,034,458	$98,996,003

(a)	Commenced distribution on January 15, 2016.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Shares
Shares sold	5,339,115	5,258,500	$67,093,539	$66,277,158
Shares issued to shareholders on reinvestment of dividends and distributions	28,302	62,649	354,941	789,127
Shares redeemed	(3,882,162)	(8,593,741)	(48,690,202)	(108,276,394)

Net increase (decrease)	1,485,255	(3,272,592)	18,758,278	(41,210,109)
Beginning of period	11,783,330	15,055,922	149,116,970	190,327,079

End of period	13,268,585	11,783,330	$167,875,248	$149,116,970

2017 Semi-Annual Report	91

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Municipal Class Shares
Shares sold	10,500,747	17,677,991	$146,481,178	$252,494,375
Shares issued to shareholders on reinvestment of dividends and distributions	922,353	1,861,604	12,861,577	26,572,160
Shares redeemed	(8,465,519)	(13,206,489)	(118,182,986)	(188,605,560)

Net increase	2,957,581	6,333,106	41,159,769	90,460,975
Beginning of period	108,861,729	102,528,623	1,483,485,602	1,393,024,627

End of period	111,819,310	108,861,729	$1,524,645,371	$1,483,485,602

Class A Shares
Shares sold	889,445	2,479,418	$12,408,740	$35,344,202
Shares issued to shareholders on reinvestment of dividends and distributions	76,227	179,724	1,063,112	2,564,308
Shares converted from Class B	869	764	12,433	10,873
Shares redeemed	(3,011,717)	(3,279,359)	(41,944,616)	(46,696,588)

Net decrease	(2,045,176)	(619,453)	(28,460,331)	(8,777,205)
Beginning of period	12,664,235	13,283,688	183,431,925	192,209,130

End of period	10,619,059	12,664,235	$154,971,594	$183,431,925

Class B Shares
Shares sold		0 (a)		$0 (b)
Shares issued to shareholders on reinvestment of dividends and distributions	1	15	$15	214
Shares converted to Class A	(870)	(765)	(12,433)	(10,873)
Shares redeemed	0	0 (a)	0	(15)

Net decrease	(869)	(750)	(12,418)	(10,674)
Beginning of period	1,091	1,841	819,108	829,782

End of period	222	1,091	$806,690	$819,108

Class C Shares
Shares sold	216,938	584,599	$3,013,813	$8,347,471
Shares issued to shareholders on reinvestment of dividends and distributions	16,635	40,226	231,965	573,861
Shares redeemed	(631,213)	(805,052)	(8,788,924)	(11,503,952)

Net decrease	(397,640)	(180,227)	(5,543,146)	(2,582,620)
Beginning of period	3,966,394	4,146,621	58,216,530	60,799,150

End of period	3,568,754	3,966,394	$52,673,384	$58,216,530

92	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Advisor Class Shares (c)
Shares sold	1,550,372	225,620	$21,592,742	$3,230,926
Shares issued to shareholders on reinvestment of dividends and distributions	6,242	0	86,700	0
Shares redeemed	(653,476)	(490)	(9,067,648)	(7,015)

Net increase	903,138	225,130	12,611,794	3,223,911
Beginning of period	225,130	0	3,223,911	0

End of period	1,128,268	225,130	$15,835,705	$3,223,911

(a)	Share amount is less than one full share.

(b)	Amount is less than $.50.

(c)	Commenced distribution on July 26, 2016.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Municipal Class Shares
Shares sold	6,483,712	13,575,919	$92,300,758	$197,583,765
Shares issued to shareholders on reinvestment of dividends	644,730	1,244,235	9,158,463	18,101,761
Shares redeemed	(5,560,515)	(10,093,020)	(79,063,807)	(146,868,857)

Net increase	1,567,927	4,727,134	22,395,414	68,816,669
Beginning of period	76,717,332	71,990,198	1,073,585,966	1,004,769,297

End of period	78,285,259	76,717,332	$1,095,981,380	$1,073,585,966

Class A Shares
Shares sold	2,414,480	2,523,327	$34,245,443	$36,648,566
Shares issued to shareholders on reinvestment of dividends	34,478	73,059	489,905	1,063,018
Shares converted from Class B	0	98	0	1,418
Shares redeemed	(2,838,662)	(2,677,244)	(40,161,336)	(38,847,860)

Net decrease	(389,704)	(80,760)	(5,425,988)	(1,134,858)
Beginning of period	6,322,200	6,402,960	93,661,223	94,796,081

End of period	5,932,496	6,322,200	$88,235,235	$93,661,223

2017 Semi-Annual Report	93

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class B Shares (a)
Shares issued to shareholders on reinvestment of dividends	0	1	0	4
Shares converted to Class A	0	(98)	0	(1,418)
Shares redeemed	0	(59)	0	(851)

Net (decrease)	0	(156)	0	(2,265)
Beginning of period	0	156	419,962	422,227

End of period	0	0	$419,962	$419,962

Class C Shares
Shares sold	225,456	182,196	$3,204,478	$2,653,630
Shares issued to shareholders on reinvestment of dividends	5,431	10,449	77,104	151,939
Shares redeemed	(192,697)	(187,143)	(2,736,383)	(2,720,040)

Net increase	38,190	5,502	545,199	85,529
Beginning of period	1,526,413	1,520,911	22,494,409	22,408,880

End of period	1,564,603	1,526,413	$23,039,608	$22,494,409

Advisor Class Shares (b)
Shares sold	460,917	223,817	$6,530,476	$3,265,524
Shares issued to shareholders on reinvestment of dividends	2,645	0	37,506	0
Shares redeemed	(60,832)	(7)	(863,977)	(103)

Net increase	402,730	223,810	5,704,005	3,265,421
Beginning of period	223,810	0	3,265,421	0

End of period	626,540	223,810	$8,969,426	$3,265,421

(a)	Class B was redeemed on September 30, 2016.

(b)	Commenced distribution on July 26, 2016.

94	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Municipal Class Shares
Shares sold	39,377,249	73,025,362	$563,516,186	$1,069,775,380
Shares issued to shareholders on reinvestment of dividends and distributions	2,912,310	5,450,268	41,619,527	79,758,424
Shares redeemed	(33,594,697)	(54,647,716)	(480,196,828)	(799,860,113)

Net increase	8,694,862	23,827,914	124,938,885	349,673,691
Beginning of period	359,711,737	335,883,823	5,020,140,198	4,670,466,507

End of period	368,406,599	359,711,737	$5,145,079,083	$5,020,140,198

Class A Shares
Shares sold	5,210,479	8,473,655	$74,411,140	$124,107,517
Shares issued to shareholders on reinvestment of dividends and distributions	163,123	345,098	2,332,999	5,054,561
Shares converted from Class B	279	1,429	4,001	20,778
Shares redeemed	(10,868,814)	(11,233,300)	(155,431,801)	(164,386,563)

Net decrease	(5,494,933)	(2,413,118)	(78,683,661)	(35,203,707)
Beginning of period	30,712,622	33,125,740	451,448,921	486,652,628

End of period	25,217,689	30,712,622	$372,765,260	$451,448,921

Class B Shares
Shares sold	23	632	$327	$9,253
Shares issued to shareholders on reinvestment of dividends and distributions	12	36	172	531
Shares converted to Class A	(279)	(1,429)	(4,001)	(20,778)
Shares redeemed	(745)	(550)	(10,865)	(8,079)

Net decrease	(989)	(1,311)	(14,367)	(19,073)
Beginning of period	5,335	6,646	707,353	726,426

End of period	4,346	5,335	$692,986	$707,353

Class C Shares
Shares sold	356,735	882,748	$5,093,257	$12,919,718
Shares issued to shareholders on reinvestment of dividends and distributions	24,325	52,605	347,781	770,281
Shares redeemed	(1,390,362)	(1,609,958)	(19,843,159)	(23,575,186)

Net decrease	(1,009,302)	(674,605)	(14,402,121)	(9,885,187)
Beginning of period	7,402,961	8,077,566	109,668,624	119,553,811

End of period	6,393,659	7,402,961	$95,266,503	$109,668,624

2017 Semi-Annual Report	95

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Advisor Class Shares
Shares sold	10,153,930	19,797,475	$145,202,792	$289,574,151
Shares issued to shareholders on reinvestment of dividends and distributions	695,541	1,424,398	9,931,413	20,828,139
Shares redeemed	(13,172,387)	(18,394,395)	(188,007,073)	(269,250,105)

Net increase (decrease)	(2,322,916)	2,827,478	(32,872,868)	41,152,185
Beginning of period	76,912,437	74,084,959	1,108,338,767	1,067,186,582

End of period	74,589,521	76,912,437	$1,075,465,899	$1,108,338,767

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Short Duration Plus Class Shares
Shares sold	4,483,451	15,382,571	$52,375,970	$180,335,599
Shares issued to shareholders on reinvestment of dividends	85,082	160,829	993,855	1,885,626
Shares redeemed	(11,060,420)	(11,200,740)	(129,129,784)	(131,183,014)

Net increase (decrease)	(6,491,887)	4,342,660	(75,759,959)	51,038,211
Beginning of period	26,705,730	22,363,070	340,265,689	289,227,478

End of period	20,213,843	26,705,730	$264,505,730	$340,265,689

Class A Shares
Shares sold	533,852	3,050,696	$6,240,134	$35,732,565
Shares issued to shareholders on reinvestment of dividends	4,318	11,642	50,537	136,576
Shares converted from Class B	5,078	16,296	59,479	191,321
Shares redeemed	(521,501)	(3,958,239)	(6,100,441)	(46,342,232)

Net increase (decrease)	21,747	(879,605)	249,709	(10,281,770)
Beginning of period	2,178,574	3,058,179	29,550,455	39,832,225

End of period	2,200,321	2,178,574	$29,800,164	$29,550,455

96	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class B Shares
Shares sold	1,049	5,595	$12,252	$65,474
Shares issued to shareholders on reinvestment of dividends	10	50	113	582
Shares converted to Class A	(5,087)	(16,329)	(59,479)	(191,321)
Shares redeemed	(672)	(8,919)	(7,835)	(104,271)

Net decrease	(4,700)	(19,603)	(54,949)	(229,536)
Beginning of period	9,487	29,090	1,930,455	2,159,991

End of period	4,787	9,487	$1,875,506	$1,930,455

Class C Shares
Shares sold	206,235	296,082	$2,408,576	$3,461,821
Shares issued to shareholders on reinvestment of dividends	1,211	2,777	14,141	32,510
Shares redeemed	(323,483)	(567,330)	(3,772,651)	(6,641,648)

Net decrease	(116,037)	(268,471)	(1,349,934)	(3,147,317)
Beginning of period	902,153	1,170,624	12,177,769	15,325,086

End of period	786,116	902,153	$10,827,835	$12,177,769

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Shares
Shares sold	18,288,227	28,359,870	$240,322,145	$378,618,328
Shares issued to shareholders on reinvestment of dividends and distributions	5,409,088	9,822,079	70,646,614	130,002,830
Shares redeemed	(21,782,765)	(42,549,107)	(286,302,163)	(566,926,187)

Net increase (decrease)	1,914,550	(4,367,158)	24,666,596	(58,305,029)
Beginning of period	252,668,467	257,035,625	3,303,363,135	3,361,668,164

End of period	254,583,017	252,668,467	$3,328,029,731	$3,303,363,135

As of March 31, 2017, a shareholder of the Short Duration Plus Portfolio owned 12% of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

2017 Semi-Annual Report	97

Notes to Financial Statements (continued)

NOTE 7.	Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

Effective April 10, 2017, for Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

98	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(1)

Vice President

Kent Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Greg J. Wilensky(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

2017 Semi-Annual Report	99

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

1 The liquidation of these Portfolios was approved on January 26, 2017.

100	Sanford C. Bernstein Fund, Inc.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

2017 Semi-Annual Report	101

Board’s Consideration of Investment Management Arrangement (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would

102	Sanford C. Bernstein Fund, Inc.

be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

2017 Semi-Annual Report	103

Board’s Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

[2]	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

104	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI–1947–0317

Sanford C. Bernstein Fund, Inc.

March 31, 2017

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%
Financials–22.7%
Banks–14.2%
Australia & New Zealand Banking Group Ltd.	1,814,990	$44,069,166
Banco Santander SA	928,270	5,682,225
Bank Hapoalim BM	1,401,487	8,540,919
Barclays PLC	7,903,120	22,308,767
BNP Paribas SA	805,690	53,613,863
BOC Hong Kong Holdings Ltd.	8,763,500	35,819,226
Danske Bank A/S	983,084	33,519,142
DBS Group Holdings Ltd.	1,166,600	16,159,618
DNB ASA	2,381,970	37,822,267
Erste Group Bank AG	764,738	24,901,308
HSBC Holdings PLC	570,710	4,655,195
ING Groep NV	2,042,460	30,849,852
Itau Unibanco Holding SA (Preference Shares)	1,044,820	12,648,910
KB Financial Group, Inc.	305,500	13,388,982
KBC Group NV	326,471	21,642,719
Mitsubishi UFJ Financial Group, Inc.	7,326,000	46,147,695
National Australia Bank Ltd.	565,250	14,392,594
Nordea Bank AB	854,210	9,745,537
Oversea-Chinese Banking Corp., Ltd.	1,058,800	7,354,433
Royal Bank of Canada	288,590	21,026,044
Sberbank of Russia PJSC (Sponsored ADR)	532,984	6,145,305
Seven Bank Ltd.	1,593,800	5,219,413
Sumitomo Mitsui Financial Group, Inc.	302,500	11,010,622
Swedbank AB–Class A	440,860	10,200,815
Toronto-Dominion Bank (The)	223,990	11,219,291

		508,083,908

Capital Markets–3.6%
Amundi SA(a)	259,910	15,329,976
Credit Suisse Group AG (REG)(b)	2,141,750	31,866,291
Euronext NV(a)	280,020	12,210,230
IG Group Holdings PLC	1,124,310	7,007,983
Partners Group Holding AG	42,402	22,787,384
Thomson Reuters Corp.	263,030	11,374,858
UBS Group AG	1,774,217	28,360,173

		128,936,895

Consumer Finance–0.4%
Hitachi Capital Corp.	612,400	14,844,024

Diversified Financial Services–0.5%
GRENKE AG	53,031	9,359,327
ORIX Corp.	623,100	9,248,384

		18,607,711

Company	Shares	U.S. $ Value

Insurance–4.0%
Admiral Group PLC	640,868	$15,968,460
AIA Group Ltd.	5,442,200	34,350,923
Direct Line Insurance Group PLC	3,035,244	13,205,845
Dongbu Insurance Co., Ltd.	278,510	15,942,621
Euler Hermes Group	81,622	7,495,333
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	38,303	7,497,898
NN Group NV	141,989	4,611,395
Prudential PLC	1,464,220	30,929,172
Swiss Re AG	51,600	4,634,506
Tryg A/S	403,350	7,313,215

		141,949,368

		812,421,906

Information Technology–13.7%
Communications Equipment–0.9%
Nokia Oyj	5,774,890	31,039,112

Electronic Equipment, Instruments & Components–1.6%
Keyence Corp.	96,800	38,833,522
Largan Precision Co., Ltd.	121,000	19,057,481

		57,891,003

Internet Software & Services–2.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	107,270	11,566,924
Criteo SA (Sponsored ADR)(b)	378,248	18,908,618
Moneysupermarket.com Group PLC	2,326,540	9,625,499
NetEase, Inc. (ADR)	17,940	5,094,960
Tencent Holdings Ltd.	490,400	14,128,180
Yahoo Japan Corp.	4,613,700	21,391,180

		80,715,361

IT Services–0.9%
Amadeus IT Group SA–Class A	412,220	20,886,591
CGI Group, Inc.–Class A(b)	228,680	10,957,243

		31,843,834

Semiconductors & Semiconductor Equipment–2.3%
ASML Holding NV	119,156	15,811,140
SCREEN Holdings Co., Ltd.	391,100	28,859,485
SK Hynix, Inc.	66,450	3,001,347
Sumco Corp.	1,647,400	27,518,530
Taiwan Semiconductor Manufacturing Co., Ltd.	458,000	2,871,950
Tokyo Electron Ltd.	55,200	6,043,094

		84,105,546

Software–4.1%
Check Point Software Technologies Ltd.(b)	160,550	16,482,063
Constellation Software, Inc./Canada	87,920	43,204,662
Dassault Systemes SE	124,408	10,760,266
Nice Ltd.	221,289	15,022,467
Nintendo Co., Ltd.	88,100	20,442,620

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Oracle Corp. Japan	258,500	$14,819,592
Sage Group PLC (The)	1,021,160	8,066,594
SAP SE	187,331	18,378,662

		147,176,926

Technology Hardware, Storage & Peripherals–1.6%
Logitech International SA	496,926	15,791,794
Samsung Electronics Co., Ltd.	18,650	34,323,733
Samsung Electronics Co., Ltd. (Preference Shares)	6,110	8,751,899

		58,867,426

		491,639,208

Consumer Discretionary–10.5%
Auto Components–2.2%
Hankook Tire Co., Ltd.	222,470	10,849,856
Magna International, Inc. (New York)–Class A	545,020	23,523,063
Sumitomo Electric Industries Ltd.	986,600	16,400,615
Valeo SA	407,377	27,099,420

		77,872,954

Automobiles–2.3%
Honda Motor Co., Ltd.	1,093,600	33,014,734
Peugeot SA(b)	1,459,820	29,338,714
Toyota Motor Corp.	376,100	20,413,886

		82,767,334

Diversified Consumer Services–0.1%
Tarena International, Inc. (ADR)	162,800	3,041,104

Hotels, Restaurants & Leisure–1.1%
Aristocrat Leisure Ltd.	1,155,870	15,866,074
Merlin Entertainments PLC(a)	772,024	4,640,669
Sodexo SA	109,729	12,892,758
Tabcorp Holdings Ltd.	1,370,690	4,974,048

		38,373,549

Household Durables–0.9%
Fujitsu General Ltd.	397,000	7,886,474
Panasonic Corp.	2,128,500	24,088,679

		31,975,153

Leisure Products–0.5%
Bandai Namco Holdings, Inc.	562,500	16,861,305

Media–1.3%
CTS Eventim AG & Co. KGaA	586,560	22,690,277
Informa PLC	1,184,837	9,684,674
UBM PLC	746,440	7,147,452
WPP PLC	429,220	9,408,105

		48,930,508

Specialty Retail–0.6%
ABC-Mart, Inc.	346,900	20,332,315
Industria de Diseno Textil SA	22,586	795,401

		21,127,716

Textiles, Apparel & Luxury Goods–1.5%
HUGO BOSS AG	417,974	30,480,069

Samsonite International SA	4,834,100	$17,579,020
Yue Yuen Industrial Holdings Ltd.	1,569,000	6,165,615

		54,224,704

		375,174,327

Industrials–9.9%
Aerospace & Defense–2.2%
Airbus SE	433,303	33,044,426
BAE Systems PLC	2,809,991	22,615,353
QinetiQ Group PLC	2,083,920	7,279,216
Saab AB–Class B	336,319	14,190,552

		77,129,547

Airlines–2.6%
International Consolidated Airlines Group SA	3,535,250	23,429,298
Japan Airlines Co., Ltd.	1,331,900	42,287,733
Qantas Airways Ltd.	8,858,203	26,325,160

		92,042,191

Commercial Services & Supplies–0.5%
Babcock International Group PLC	1,045,389	11,551,094
IWG PLC	1,563,669	6,246,910

		17,798,004

Machinery–0.9%
IHI Corp.(b)	7,385,000	23,360,159
Kone Oyj–Class B	199,580	8,767,222

		32,127,381

Professional Services–2.2%
Experian PLC	857,640	17,496,935
RELX PLC	1,028,630	20,138,681
Teleperformance	264,379	28,544,759
Wolters Kluwer NV	328,000	13,612,768

		79,793,143

Road & Rail–0.9%
Central Japan Railway Co.	200,500	32,749,638

Trading Companies & Distributors–0.6%
BOC Aviation Ltd.(a)	1,442,600	7,696,538
Brenntag AG	274,140	15,364,629

		23,061,167

		354,701,071

Consumer Staples–9.9%
Beverages–0.4%
Diageo PLC	246,320	7,053,419
Royal Unibrew A/S	152,410	6,418,897

		13,472,316

Food & Staples Retailing–1.7%
Ain Holdings, Inc.	65,000	4,388,294
Koninklijke Ahold Delhaize NV	2,127,012	45,453,839
Loblaw Cos., Ltd.	97,760	5,304,629

2	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Company	Shares	U.S. $ Value

Sugi Holdings Co., Ltd.	105,200	$4,834,324

		59,981,086

Food Products–0.9%
Nestle SA (REG)	52,050	3,994,927
Orkla ASA	2,062,600	18,476,948
Salmar ASA	422,154	9,103,281

		31,575,156

Household Products–1.6%
Henkel AG & Co. KGaA (Preference Shares)	184,550	23,654,707
Reckitt Benckiser Group PLC	377,557	34,467,825

		58,122,532

Personal Products–0.9%
LG Household & Health Care Ltd.	5,870	4,258,452
Unilever PLC	583,883	28,801,350

		33,059,802

Tobacco–4.4%
British American Tobacco PLC	1,746,646	115,883,010
Imperial Brands PLC	235,020	11,389,930
Japan Tobacco, Inc.	902,600	29,377,408

		156,650,348

		352,861,240

Health Care–7.8%
Biotechnology–0.1%
China Biologic Products, Inc.(b)	46,780	4,684,082

Health Care Equipment & Supplies–1.2%
Essilor International SA	274,420	33,317,619
Sartorius AG (Preference Shares)	97,670	8,566,188

		41,883,807

Life Sciences Tools & Services–0.9%
Eurofins Scientific SE	72,364	31,469,579

Pharmaceuticals–5.6%
Indivior PLC	1,065,630	4,302,499
Novartis AG (REG)	101,970	7,572,039
Recordati SpA	320,103	10,849,004
Roche Holding AG	244,839	62,613,559
Sanofi	737,580	66,673,683
Shire PLC	447,955	26,101,045
Teva Pharmaceutical Industries Ltd.	11,102	363,060
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	657,310	21,093,078

		199,567,967

		277,605,435

Telecommunication Services–7.3%
Diversified Telecommunication Services–5.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	3,912,217	7,026,102
BT Group PLC	12,475,560	49,816,396

China Unicom Hong Kong Ltd.	15,944,000	$21,414,740
Com Hem Holding AB	812,510	9,312,358
HKT Trust & HKT Ltd.–Class SS	8,434,000	10,917,589
Nippon Telegraph & Telephone Corp.	1,506,800	64,420,698
TDC A/S	4,668,670	24,044,904
Tower Bersama Infrastructure Tbk PT	9,693,300	3,965,219

		190,918,006

Wireless Telecommunication Services–2.0%
SoftBank Group Corp.	492,200	34,904,426
Vodafone Group PLC	13,842,222	36,072,610

		70,977,036

		261,895,042

Energy–7.0%
Energy Equipment & Services–0.4%
Petrofac Ltd.	1,299,540	15,011,420

Oil, Gas & Consumable Fuels–6.6%
Caltex Australia Ltd.	295,810	6,665,070
Canadian Natural Resources Ltd.	497,160	16,277,284
JX Holdings, Inc.	5,875,600	28,928,786
Novatek PJSC (Sponsored GDR)(a)	41,750	5,206,072
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,973,970	78,299,845
Royal Dutch Shell PLC–Class A	682,460	17,988,467
Royal Dutch Shell PLC–Class B	608,825	16,736,238
TOTAL SA	923,846	46,712,789
YPF SA (Sponsored ADR)	718,784	17,452,076

		234,266,627

		249,278,047

Materials–5.8%
Chemicals–3.0%
Air Water, Inc.	861,200	15,923,356
Arkema SA	236,687	23,299,657
Covestro AG(a)	209,820	16,164,260
Incitec Pivot Ltd.	5,412,440	15,538,827
Johnson Matthey PLC	384,730	14,843,668
Nippon Shokubai Co., Ltd.	328,800	22,437,004

		108,206,772

Containers & Packaging–0.5%
Amcor Ltd./Australia	1,400,230	16,105,966

Metals & Mining–2.3%
BHP Billiton PLC	2,221,790	34,268,706
BlueScope Steel Ltd.	1,051,737	9,859,749
Gerdau SA (Preference Shares)	2,731,900	9,503,096
Glencore PLC(b)	3,941,880	15,466,170
MMC Norilsk Nickel PJSC (ADR)	908,876	14,263,807

		83,361,528

		207,674,266

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Utilities–1.0%
Electric Utilities–0.7%
EDP–Energias de Portugal SA	5,999,172	$20,284,148
Endesa SA	215,390	5,055,115

		25,339,263

Water Utilities–0.3%
Pennon Group PLC	958,230	10,585,059

		35,924,322

Real Estate–0.9%
Real Estate Management & Development–0.9%
Ayala Land, Inc.	3,558,500	2,343,111
Daito Trust Construction Co., Ltd.	141,900	19,510,767
Global Logistic Properties Ltd.	1,648,400	3,275,663
Sino Land Co., Ltd.	3,276,000	5,744,938

		30,874,479

Total Common Stocks (cost $3,140,747,402)		3,450,049,343

WARRANTS–0.5%
Financials–0.5%
Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(b)	200,930	4,654,078

Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/18(a)(b)	540,810	$12,526,610

Total Warrants (cost $10,296,455)		17,180,688

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.8%
Repurchase Agreements–1.8%
State Street Bank & Trust Co.	$64,468	64,467,914
0.09%, dated 3/31/17 due 4/03/17 in the amount of $64,468,398 (collateralized by $64,455,000 U.S. Treasury Notes, 2.25%, due 1/31/24, value $65,761,133) (cost $64,467,914)
Total Investments—98.8% (cost $3,215,511,771)		3,531,697,945

Other assets less liabilities—1.2%		41,747,950

Net Assets—00.0%		$3,573,445,895

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	300	June 2017	$26,456,024	$26,730,000	$273,976

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	3,094,131	USD	26,973	4/18/17	$(832,555)
Bank of America, NA	USD	11,896	CAD	15,910	4/18/17	70,195
Bank of America, NA	USD	15,469	RUB	944,940	4/18/17	1,267,255
Barclays Bank PLC	CNY	81,894	USD	11,771	7/18/17	(21,185)
BNP Paribas SA	AUD	13,435	USD	10,192	4/18/17	(69,288)
BNP Paribas SA	JPY	1,704,647	USD	15,337	4/18/17	18,242
BNP Paribas SA	USD	38,510	EUR	36,039	4/18/17	(39,804)
BNP Paribas SA	USD	20,758	JPY	2,431,923	4/18/17	1,097,101
BNP Paribas SA	USD	29,178	JPY	3,218,458	7/18/17	(143,767)
Brown Brothers Harriman & Co.	USD	11,590	HKD	89,928	4/18/17	(14,553)
Brown Brothers Harriman & Co.	USD	36,898	JPY	4,285,116	4/18/17	1,610,585
Citibank, NA	CAD	165,628	USD	125,313	4/18/17	738,791
Citibank, NA	CHF	34,461	USD	34,653	4/18/17	220,901

4	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	EUR	95,898	USD	101,596	4/18/17	$(770,869)
Citibank, NA	HKD	321,593	USD	41,488	4/18/17	92,756
Citibank, NA	ILS	174,964	USD	45,573	4/18/17	(2,747,048)
Citibank, NA	INR	1,995,195	USD	28,980	4/18/17	(1,778,757)
Citibank, NA	JPY	2,260,414	USD	20,203	4/18/17	(110,811)
Citibank, NA	RUB	944,940	USD	16,101	4/18/17	(635,358)
Citibank, NA	USD	46,430	NOK	397,781	4/18/17	(94,945)
Citibank, NA	CHF	21,350	USD	21,590	7/18/17	137,678
Citibank, NA	GBP	17,769	USD	21,735	7/18/17	(585,589)
Citibank, NA	KRW	11,233,504	USD	10,104	7/18/17	40,130
Citibank, NA	USD	102,800	CHF	103,358	7/18/17	1,051,535
Citibank, NA	USD	19,624	INR	1,325,801	7/18/17	629,111
Credit Suisse International	CHF	35,275	USD	35,130	4/18/17	(115,111)
Credit Suisse International	NOK	78,133	USD	9,395	4/18/17	293,813
Credit Suisse International	USD	94,486	AUD	125,299	4/18/17	1,218,090
Credit Suisse International	USD	68,932	CHF	69,736	4/18/17	744,646
Credit Suisse International	USD	17,925	SEK	158,185	7/18/17	(179,583)
Deutsche Bank AG	BRL	27,932	USD	8,816	4/04/17	(106,445)
Deutsche Bank AG	USD	8,904	BRL	27,932	4/04/17	18,203
Deutsche Bank AG	BRL	27,932	USD	8,852	5/03/17	(11,633)
Goldman Sachs Bank USA	USD	9,993	INR	668,342	4/18/17	310,260
Goldman Sachs Bank USA	USD	12,760	TWD	385,024	4/18/17	(68,388)
Goldman Sachs Bank USA	USD	110,068	EUR	101,806	7/18/17	(906,465)
HSBC Bank USA	BRL	27,932	USD	8,721	4/04/17	(200,996)
HSBC Bank USA	USD	8,816	BRL	27,932	4/04/17	106,445
HSBC Bank USA	GBP	44,783	USD	54,532	4/18/17	(1,594,604)
HSBC Bank USA	USD	19,206	GBP	15,382	4/18/17	72,178
JPMorgan Chase Bank, NA	AUD	58,539	USD	44,738	4/18/17	26,029
JPMorgan Chase Bank, NA	NOK	712,643	USD	84,211	4/18/17	1,199,277
JPMorgan Chase Bank, NA	SEK	100,566	USD	11,415	4/18/17	184,304
JPMorgan Chase Bank, NA	USD	16,278	GBP	13,190	4/18/17	253,081
JPMorgan Chase Bank, NA	USD	36,748	JPY	4,162,145	4/18/17	655,579
Northern Trust Co.	USD	30,722	AUD	41,976	4/18/17	1,339,049
Northern Trust Co.	USD	77,357	JPY	8,969,447	4/18/17	3,248,254
Northern Trust Co.	USD	26,264	SEK	236,850	4/18/17	185,069
Royal Bank of Canada	KRW	72,711,739	USD	60,765	4/18/17	(4,311,025)
Royal Bank of Scotland PLC	AUD	39,998	USD	30,541	4/18/17	(9,607)
Royal Bank of Scotland PLC	CNY	35,937	USD	5,191	4/18/17	(24,099)
Royal Bank of Scotland PLC	GBP	11,500	USD	14,331	7/18/17	(115,422)
Standard Chartered Bank	CNY	216,923	USD	30,883	4/18/17	(598,285)
Standard Chartered Bank	TWD	385,024	USD	12,123	4/18/17	(568,392)
Standard Chartered Bank	USD	98,640	EUR	93,166	4/18/17	810,975
Standard Chartered Bank	USD	19,672	INR	1,326,853	4/18/17	783,612
State Street Bank & Trust Co.	USD	38,423	EUR	35,837	4/18/17	(167,946)
State Street Bank & Trust Co.	HKD	383,508	USD	49,469	7/18/17	20,491
UBS AG	EUR	16,517	USD	17,656	4/18/17	24,553
UBS AG	JPY	1,834,377	USD	16,115	4/18/17	(369,577)
UBS AG	USD	41,745	EUR	38,887	7/18/17	(47,851)

						$1,228,230

Schedule of Investments—Tax-Managed International Portfolio	5

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $73,774,355 or 2.1% of net assets.
(b)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%
Financials–22.8%
Banks–14.2%
Australia & New Zealand Banking Group Ltd.	760,466	$18,464,621
Banco Santander SA	392,380	2,401,878
Bank Hapoalim BM	591,024	3,601,809
Barclays PLC	3,387,490	9,562,138
BNP Paribas SA	340,100	22,631,626
BOC Hong Kong Holdings Ltd.	3,742,500	15,296,794
Danske Bank A/S	408,160	13,916,586
DBS Group Holdings Ltd.	474,300	6,569,953
DNB ASA	990,870	15,733,594
Erste Group Bank AG	324,270	10,558,841
HSBC Holdings PLC	244,400	1,993,534
ING Groep NV	876,560	13,239,792
Itau Unibanco Holding SA (Preference Shares)	431,880	5,228,471
KB Financial Group, Inc.	128,690	5,640,026
KBC Group NV	70,385	4,666,028
Mitsubishi UFJ Financial Group, Inc.	3,046,600	19,191,041
National Australia Bank Ltd.	238,000	6,060,040
Nordea Bank AB	362,200	4,132,278
Oversea-Chinese Banking Corp., Ltd.	446,600	3,102,087
Royal Bank of Canada	118,530	8,635,840
Sberbank of Russia PJSC (Sponsored ADR)	547,777	6,318,717
Seven Bank Ltd.	674,200	2,207,886
Sumitomo Mitsui Financial Group, Inc.	123,100	4,480,686
Swedbank AB–Class A	186,930	4,325,270
Toronto-Dominion Bank (The)	94,270	4,721,829

		212,681,365

Capital Markets–3.6%
Amundi SA(a)	105,802	6,240,399
Credit Suisse Group AG (REG)(b)	906,110	13,481,669
Euronext NV(a)	118,760	5,178,512
IG Group Holdings PLC	476,880	2,972,460
Partners Group Holding AG	17,762	9,545,529
Thomson Reuters Corp.	111,570	4,824,898
UBS Group AG	749,053	11,973,323

		54,216,790

Consumer Finance–0.4%
Hitachi Capital Corp.	258,500	6,265,807

Diversified Financial Services–0.5%
GRENKE AG	22,913	4,043,866
ORIX Corp.	262,300	3,893,197

		7,937,063

6	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Company	Shares	U.S. $ Value

Insurance–4.1%
Admiral Group PLC	274,983	$6,851,731
AIA Group Ltd.	2,346,600	14,811,634
Direct Line Insurance Group PLC	1,284,228	5,587,464
Dongbu Insurance Co., Ltd.	117,950	6,751,758
Euler Hermes Group	34,429	3,161,608
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	16,235	3,178,037
NN Group NV	59,782	1,941,548
Prudential PLC	619,400	13,083,778
Swiss Re AG	21,920	1,968,767
Tryg A/S	170,660	3,094,269

		60,430,594

		341,531,619

Information Technology–13.8%
Communications Equipment–0.9%
Nokia Oyj	2,494,880	13,409,582

Electronic Equipment, Instruments & Components–1.6%
Keyence Corp.	39,200	15,725,972
Largan Precision Co., Ltd.	50,000	7,874,992

		23,600,964

Internet Software & Services–2.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	45,300	4,884,699
Criteo SA (Sponsored ADR)(b)	159,782	7,987,502
Moneysupermarket.com Group PLC	979,110	4,050,832
NetEase, Inc. (ADR)	7,640	2,169,760
Tencent Holdings Ltd.	187,200	5,393,139
Yahoo Japan Corp.	2,369,000	10,983,745

		35,469,677

IT Services–0.9%
Amadeus IT Group SA–Class A	171,550	8,692,190
CGI Group, Inc.–Class A(b)	97,340	4,664,064

		13,356,254

Semiconductors & Semiconductor Equipment–2.4%
ASML Holding NV	50,380	6,685,062
SCREEN Holdings Co., Ltd.	164,200	12,116,409
SK Hynix, Inc.	28,120	1,270,096
Sumco Corp.	703,000	11,743,065
Taiwan Semiconductor Manufacturing Co., Ltd.	194,000	1,216,503
Tokyo Electron Ltd.	23,200	2,539,851

		35,570,986

Software–4.1%
Check Point Software Technologies Ltd.(b)	67,570	6,936,736
Constellation Software, Inc./Canada	37,100	18,231,267
Dassault Systemes SE	52,483	4,539,347
Nice Ltd.	93,623	6,355,709
Nintendo Co., Ltd.	37,900	8,794,271
Company	Shares	U.S. $ Value

Oracle Corp. Japan	109,400	$6,271,812
Sage Group PLC (The)	432,990	3,420,379
SAP SE	77,511	7,604,446

		62,153,967

Technology Hardware, Storage & Peripherals–1.6%
Logitech International SA	210,814	6,699,450
Samsung Electronics Co., Ltd.	5,770	10,619,193
Samsung Electronics Co., Ltd. (GDR) (London)(a)	4,320	3,966,925
Samsung Electronics Co., Ltd. (Preference Shares)	1,610	2,306,147

		23,591,715

		207,153,145

Consumer Discretionary–10.6%
Auto Components–2.2%
Hankook Tire Co., Ltd.	94,230	4,595,594
Magna International, Inc. (New York)–Class A	224,110	9,672,588
Sumitomo Electric Industries Ltd.	417,500	6,940,256
Valeo SA	172,932	11,503,735

		32,712,173

Automobiles–2.4%
Honda Motor Co., Ltd.	462,100	13,950,355
Peugeot SA(b)	619,080	12,441,953
Toyota Motor Corp.	170,100	9,232,656

		35,624,964

Diversified Consumer Services–0.1%
Tarena International, Inc. (ADR)	68,900	1,287,052

Hotels, Restaurants & Leisure–1.1%
Aristocrat Leisure Ltd.	490,270	6,729,701
Merlin Entertainments PLC(a)	327,805	1,970,450
Sodexo SA	46,249	5,434,089
Tabcorp Holdings Ltd.	577,140	2,094,363

		16,228,603

Household Durables–0.9%
Fujitsu General Ltd.	167,000	3,317,484
Panasonic Corp.	911,500	10,315,636

		13,633,120

Leisure Products–0.4%
Bandai Namco Holdings, Inc.	228,000	6,834,449

Media–1.4%
CTS Eventim AG & Co. KGaA	247,987	9,593,040
Informa PLC	502,397	4,106,515
UBM PLC	314,270	3,009,257
WPP PLC	180,730	3,961,435

		20,670,247

Specialty Retail–0.6%
ABC-Mart, Inc.	146,900	8,610,023

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–1.5%
HUGO BOSS AG	172,040	$12,545,735
Samsonite International SA	2,024,500	7,362,017
Yue Yuen Industrial Holdings Ltd.	665,500	2,615,179

		22,522,931

		158,123,562

Industrials–10.1%
Aerospace & Defense–2.2%
Airbus SE	182,527	13,919,820
BAE Systems PLC	1,179,170	9,490,189
QinetiQ Group PLC	878,790	3,069,649
Saab AB–Class B	142,315	6,004,801

		32,484,459

Airlines–2.6%
International Consolidated Airlines Group SA	1,488,830	9,866,980
Japan Airlines Co., Ltd.	560,500	17,795,836
Qantas Airways Ltd.	3,804,526	11,306,442

		38,969,258

Commercial Services & Supplies–0.5%
Babcock International Group PLC	440,515	4,867,499
IWG PLC	664,071	2,652,986

		7,520,485

Machinery–0.9%
IHI Corp.(b)	3,127,000	9,891,295
Kone Oyj–Class B	84,030	3,691,300

		13,582,595

Professional Services–2.3%
Experian PLC	364,690	7,440,135
RELX PLC	436,260	8,541,167
Teleperformance	119,543	12,906,949
Wolters Kluwer NV	139,120	5,773,806

		34,662,057

Road & Rail–0.9%
Central Japan Railway Co.	85,100	13,900,220

Trading Companies & Distributors–0.7%
BOC Aviation Ltd.(a)	619,200	3,303,547
Brenntag AG	117,490	6,584,921

		9,888,468

		151,007,542

Consumer Staples–9.9%
Beverages–0.4%
Diageo PLC	103,710	2,969,755
Royal Unibrew A/S	64,040	2,697,107

		5,666,862

Company	Shares	U.S. $ Value

Food & Staples Retailing–1.7%
Ain Holdings, Inc.	27,300	$1,843,084
Koninklijke Ahold Delhaize NV	890,127	19,021,843
Loblaw Cos., Ltd.	41,490	2,251,320
Sugi Holdings Co., Ltd.	44,800	2,058,724

		25,174,971

Food Products–0.9%
Nestle SA (REG)	22,080	1,694,678
Orkla ASA	875,930	7,846,656
Salmar ASA	178,243	3,843,612

		13,384,946

Household Products–1.6%
Henkel AG & Co. KGaA (Preference Shares)	75,390	9,663,118
Reckitt Benckiser Group PLC	161,913	14,781,315

		24,444,433

Personal Products–0.9%
LG Household & Health Care Ltd.	2,480	1,799,141
Unilever PLC	246,810	12,174,462

		13,973,603

Tobacco–4.4%
British American Tobacco PLC	737,578	48,935,364
Imperial Brands PLC	99,680	4,830,858
Japan Tobacco, Inc.	381,200	12,407,122

		66,173,344

		148,818,159

Health Care–7.8%
Biotechnology–0.1%
China Biologic Products, Inc.(b)	20,030	2,005,604

Health Care Equipment & Supplies–1.2%
Essilor International SA	116,150	14,101,893
Sartorius AG (Preference Shares)	41,310	3,623,111

		17,725,004

Life Sciences Tools & Services–0.9%
Eurofins Scientific SE	31,508	13,702,165

Pharmaceuticals–5.6%
Indivior PLC	448,690	1,811,593
Novartis AG (REG)	40,700	3,022,281
Recordati SpA	135,031	4,576,502
Roche Holding AG	103,420	26,447,969
Sanofi	307,190	27,768,498
Shire PLC	186,000	10,837,683
Teva Pharmaceutical Industries Ltd.	4,710	154,027
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	277,380	8,901,124

		83,519,677

		116,952,450

8	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Company	Shares	U.S. $ Value

Telecommunication Services–7.4%
Diversified Telecommunication Services–5.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,660,329	$2,981,849
BT Group PLC	5,186,970	20,712,189
China Unicom Hong Kong Ltd.	6,754,000	9,071,447
Com Hem Holding AB	341,940	3,919,050
HKT Trust & HKT Ltd.–Class SS	3,551,000	4,596,675
Nippon Telegraph & Telephone Corp.	637,800	27,268,065
TDC A/S	1,977,490	10,184,605
Tower Bersama Infrastructure Tbk PT	2,587,000	1,058,259

		79,792,139

Wireless Telecommunication Services–2.0%
SoftBank Group Corp.	210,800	14,948,909
Vodafone Group PLC	5,873,269	15,305,646

		30,254,555

		110,046,694

Energy–6.8%
Energy Equipment & Services–0.4%
Petrofac Ltd.	556,796	6,431,737

Oil, Gas & Consumable Fuels–6.4%
Caltex Australia Ltd.	125,130	2,819,378
Canadian Natural Resources Ltd.	209,570	6,861,434
JX Holdings, Inc.	2,478,700	12,203,993
Novatek PJSC (Sponsored GDR)(a)	16,550	2,063,724
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,146,258	30,179,129
Royal Dutch Shell PLC–Class A	350,806	9,246,640
Royal Dutch Shell PLC–Class B	253,710	6,974,337
TOTAL SA	339,586	17,170,621
YPF SA (Sponsored ADR)	306,503	7,441,893

		94,961,149

		101,392,886

Materials–5.9%
Chemicals–3.1%
Air Water, Inc.	362,900	6,709,923
Arkema SA	100,359	9,879,420
Covestro AG(a)	88,350	6,806,369
Incitec Pivot Ltd.	2,288,760	6,570,908
Johnson Matthey PLC	163,940	6,325,140
Nippon Shokubai Co., Ltd.	138,900	9,478,406

		45,770,166

Containers & Packaging–0.4%
Amcor Ltd./Australia	593,520	6,826,888

Metals & Mining–2.4%
BHP Billiton PLC	940,430	14,505,115
BlueScope Steel Ltd.	440,132	4,126,118
Gerdau SA (Preference Shares)	1,182,000	4,111,666
Glencore PLC(b)	1,666,220	6,537,500
Company	Shares	U.S. $ Value

MMC Norilsk Nickel PJSC (ADR)	406,214	$6,374,676

		35,655,075

		88,252,129

Utilities–1.0%
Electric Utilities–0.7%
EDP–Energias de Portugal SA	2,547,375	8,613,077
Endesa SA	91,310	2,143,009

		10,756,086

Water Utilities–0.3%
Pennon Group PLC	428,924	4,738,096

		15,494,182

Real Estate–0.8%
Real Estate Management & Development–0.8%
Daito Trust Construction Co., Ltd.	58,600	8,057,301
Global Logistic Properties Ltd.	697,333	1,385,724
Sino Land Co., Ltd.	1,388,000	2,434,058

		11,877,083

Total Common Stocks (cost $1,294,136,537)		1,450,649,451

WARRANTS–0.5%
Financials–0.5%
Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(b)	104,660	2,424,207
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/18(a)(b)	206,950	4,793,517

Total Warrants (cost $4,271,984)		7,217,724

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.4%
Repurchase Agreements–1.4%
State Street Bank & Trust Co.	$20,464	20,463,678
0.09%, dated 3/31/17 due 4/03/17 in the amount of $20,463,831 (collateralized by $20,780,000 U.S. Treasury Notes, 2.25%, due 1/31/24, value $20,877,188) (cost $20,463,678)
Total Investments—98.8% (cost $1,318,872,199)		1,478,330,853

Other assets less liabilities—1.2%		18,136,652

Net Assets—100.0%		$1,496,467,505

Schedule of Investments—International Portfolio	9

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	122	June 2017	$10,729,329	$10,870,200	$140,871

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	421,081	USD	7,360	4/28/17	$(80,163)
Bank of America, NA	CNY	81,286	USD	11,686	6/15/17	(48,640)
Bank of America, NA	USD	12,246	CAD	16,365	6/15/17	71,808
Barclays Bank PLC	CAD	70,431	USD	52,201	6/15/17	(812,418)
Barclays Bank PLC	GBP	13,918	USD	16,974	6/15/17	(493,884)
Barclays Bank PLC	INR	393,353	USD	5,810	6/15/17	(220,962)
Barclays Bank PLC	KRW	6,225,521	USD	5,598	6/15/17	22,976
Barclays Bank PLC	NOK	151,257	USD	17,598	6/15/17	(30,940)
Barclays Bank PLC	USD	23,524	EUR	21,941	6/15/17	(38,114)
Barclays Bank PLC	USD	46,216	JPY	5,311,629	6/15/17	1,625,271
BNP Paribas SA	USD	4,977	JPY	549,912	6/15/17	(23,842)
Citibank, NA	RUB	407,870	USD	6,937	4/28/17	(270,432)
Citibank, NA	CHF	25,297	USD	25,523	6/15/17	160,852
Citibank, NA	USD	56,947	CHF	57,381	6/15/17	581,366
Citibank, NA	USD	52,392	EUR	48,537	6/15/17	(438,004)
Citibank, NA	USD	11,231	SEK	100,469	6/15/17	19,836
Citibank, NA	USD	5,267	TWD	158,541	6/15/17	(28,720)
Deutsche Bank AG	BRL	10,555	USD	3,331	4/04/17	(40,224)
Deutsche Bank AG	USD	3,365	BRL	10,555	4/04/17	6,879
Deutsche Bank AG	BRL	10,555	USD	3,345	5/03/17	(4,396)
Goldman Sachs Bank USA	BRL	10,555	USD	3,350	4/04/17	(21,084)
Goldman Sachs Bank USA	USD	3,331	BRL	10,555	4/04/17	40,224
Goldman Sachs Bank USA	CAD	8,680	USD	6,472	6/15/17	(61,847)
Goldman Sachs Bank USA	CNY	37,561	USD	5,392	6/15/17	(30,615)
Goldman Sachs Bank USA	GBP	8,549	USD	10,717	6/15/17	(12,569)
Goldman Sachs Bank USA	USD	14,077	INR	947,079	6/15/17	443,134
JPMorgan Chase Bank, NA	AUD	24,776	USD	18,915	6/15/17	10,827
Northern Trust Co.	ILS	71,324	USD	19,458	6/15/17	(276,123)
Royal Bank of Scotland PLC	USD	6,948	RUB	407,870	4/28/17	259,206
Royal Bank of Scotland PLC	AUD	17,550	USD	13,386	6/15/17	(4,437)
Royal Bank of Scotland PLC	HKD	221,714	USD	28,589	6/15/17	16,147
Royal Bank of Scotland PLC	USD	48,685	AUD	64,834	6/15/17	783,519
State Street Bank & Trust Co.	HKD	46,960	USD	6,054	6/15/17	2,183
State Street Bank & Trust Co.	USD	3,568	NZD	5,170	6/15/17	49,413
UBS AG	KRW	33,854,149	USD	29,721	6/15/17	(596,089)
UBS AG	TWD	158,541	USD	5,191	6/15/17	(47,516)
UBS AG	USD	16,110	EUR	15,034	6/15/17	(17,689)

						$494,933

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $34,323,443 or 2.3% of net assets.
(b)	Non-income producing security.

10	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2017 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–98.6%
Financials–29.1%
Banks–19.2%
Abu Dhabi Commercial Bank PJSC	5,097,240	$9,444,494
Agricultural Bank of China Ltd.–Class H	29,432,000	13,573,376
Banco Davivienda SA (Preference Shares)	1,191,260	12,397,477
Bangkok Bank PCL (NVDR)	996,700	5,264,790
Bank Mandiri Persero Tbk PT	14,705,000	12,914,451
Bank of China Ltd.–Class H	20,308,000	10,098,784
BGEO Group PLC	43,680	1,756,378
China CITIC Bank Corp., Ltd.–Class H	14,015,000	9,298,777
China Construction Bank Corp.–Class H	25,159,000	20,270,796
Chongqing Rural Commercial Bank Co., Ltd.–Class H	5,754,000	3,887,328
Credicorp Ltd.	84,163	13,743,818
Hana Financial Group, Inc.	659,180	21,751,625
HDFC Bank Ltd.	316,554	7,200,037
IndusInd Bank Ltd.	255,600	5,612,246
Industrial & Commercial Bank of China Ltd.–Class H	37,699,000	24,668,273
Itau Unibanco Holding SA (Preference Shares)	2,339,540	28,323,186
Kasikornbank PCL	1,176,400	6,470,414
Kasikornbank PCL (NVDR)	204,900	1,127,551
KB Financial Group, Inc.	510,107	22,356,181
OTP Bank PLC	113,810	3,179,783
Punjab National Bank(a)	985,189	2,275,534
Sberbank of Russia PJSC (Sponsored ADR)	1,262,627	14,564,144
Shinhan Financial Group Co., Ltd.	14,310	596,256
State Bank of India	862,650	3,897,791
Turkiye Is Bankasi–Class C	4,591,444	8,379,652

		263,053,142

Capital Markets–1.2%
BM&FBovespa SA–Bolsa de Valores Mercadorias e Futuros	2,069,100	12,749,294
China Everbright Ltd.	1,596,000	3,223,310

		15,972,604

Consumer Finance–0.3%
Gentera SAB de CV	1,527,310	2,522,369
KRUK SA	25,540	1,549,518

		4,071,887

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value
Diversified Financial Services–2.2%
Cielo SA	921,800	$8,335,833
FirstRand Ltd.	2,313,680	8,005,516
Fubon Financial Holding Co., Ltd.	3,004,000	4,899,661
Haci Omer Sabanci Holding AS	1,808,507	4,975,888
Power Finance Corp. Ltd.	1,862,690	4,188,139

		30,405,037

Insurance–4.2%
AIA Group Ltd.	2,714,800	17,135,696
BB Seguridade Participacoes SA	726,800	6,779,071
Dongbu Insurance Co., Ltd.	128,790	7,372,267
New China Life Insurance Co., Ltd.–Class H	2,049,500	9,772,930
PICC Property & Casualty Co., Ltd.–Class H	7,274,000	11,226,926
Powszechny Zaklad Ubezpieczen SA	542,900	4,760,957

		57,047,847

Thrifts & Mortgage Finance–2.0%
Housing Development Finance Corp. Ltd.	1,187,482	27,431,712

		397,982,229

Information Technology–25.5%
Electronic Equipment, Instruments & Components–3.8%
Hon Hai Precision Industry Co., Ltd.	4,220,000	12,656,150
Kingboard Chemical Holdings Ltd.	978,500	3,615,114
Largan Precision Co., Ltd.	173,000	27,247,472
LG Innotek Co., Ltd.	37,490	4,578,474
Tripod Technology Corp.	1,336,000	3,764,078

		51,861,288

Internet Software & Services–6.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	332,390	35,841,614
NetEase, Inc. (ADR)	47,500	13,490,000
Tencent Holdings Ltd.	1,328,400	38,270,544

		87,602,158

IT Services–0.3%
HCL Technologies Ltd.	268,419	3,620,888

Semiconductors & Semiconductor Equipment–7.0%
Advanced Semiconductor Engineering, Inc.	5,390,735	6,905,688
Chipbond Technology Corp.	3,266,000	5,222,636
Hua Hong Semiconductor Ltd.(b)	4,067,000	5,710,352
Realtek Semiconductor Corp.	2,819,000	10,079,413
SK Hynix, Inc.	450,380	20,342,311
Taiwan Semiconductor Manufacturing Co., Ltd.	7,509,120	47,086,935

		95,347,335

Technology Hardware, Storage & Peripherals–8.0%
Pegatron Corp.	2,382,000	7,051,540
Quanta Computer, Inc.	3,474,000	7,063,320
Samsung Electronics Co., Ltd.	37,954	69,851,098
Samsung Electronics Co., Ltd. (Preference Shares)	18,310	$26,227,049

		110,193,007

		348,624,676

Consumer Discretionary–10.7%
Auto Components–0.8%
Hankook Tire Co., Ltd.	235,930	11,506,299

Automobiles–0.5%
Tata Motors Ltd.	473,464	3,406,708
Tata Motors Ltd.–Class A	782,563	3,399,982

		6,806,690

Diversified Consumer Services–3.8%
China Distance Education Holdings Ltd. (ADR)	55,351	564,580
Estacio Participacoes SA	1,337,400	6,779,703
Kroton Educacional SA	2,855,900	12,114,723
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	221,974	13,402,790
Tarena International, Inc. (ADR)	1,041,767	19,460,208

		52,322,004

Hotels, Restaurants & Leisure–0.8%
IMAX China Holding, Inc.(a)(b)	1,090,800	5,617,021
Premium Leisure Corp.	172,685,000	5,401,924

		11,018,945

Household Durables–1.0%
Basso Industry Corp.	2,210,000	6,716,077
Cuckoo Electronics Co., Ltd.	32,428	3,842,180
Skyworth Digital Holdings Ltd.	4,879,314	3,216,850

		13,775,107

Internet & Direct Marketing Retail–0.4%
Ctrip.com International Ltd. (ADR)(a)	113,760	5,591,304

Media–1.6%
Megacable Holdings SAB de CV	945,090	3,685,004
Naspers Ltd.–Class N	57,573	9,920,534
Sun TV Network Ltd.	614,750	7,479,118

		21,084,656

Multiline Retail–0.6%
Lojas Renner SA	615,000	5,461,254
Lotte Shopping Co., Ltd.	14,620	2,844,005

		8,305,259

Textiles, Apparel & Luxury Goods–1.2%
Li Ning Co., Ltd.(a)	4,695,000	2,757,518
Titan Co., Ltd.	316,381	2,235,108
Welspun India Ltd.	4,511,010	6,057,069
Yue Yuen Industrial Holdings Ltd.	1,183,000	4,648,771

		15,698,466

		146,108,730

12	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Company	Shares	U.S. $ Value
Energy–7.6%
Energy Equipment & Services–0.0%
TMK PJSC (GDR)(b)	70,098	$371,520

Oil, Gas & Consumable Fuels–7.6%
CNOOC Ltd.	8,578,000	10,253,474
Cosan SA Industria e Comercio	907,500	11,264,758
Gran Tierra Energy, Inc.(a)	832,930	2,217,222
KazMunaiGas Exploration Production JSC (GDR)(a)(b)	220,704	2,207,040
LUKOIL PJSC (Sponsored ADR)	539,220	28,610,714
Novatek PJSC (Sponsored GDR)(b)	94,310	11,760,111
PetroChina Co., Ltd.–Class H	10,092,000	7,393,194
Petroleo Brasileiro SA (Preference Shares)(a)	501,000	2,318,881
Tatneft PJSC (Sponsored ADR)	203,037	7,611,857
YPF SA (Sponsored ADR)	844,089	20,494,481

		104,131,732

		104,503,252

Materials–7.2%
Chemicals–1.5%
Kumho Petrochemical Co., Ltd.	126,700	8,928,024
LG Chem Ltd.	27,580	7,251,836
PTT Global Chemical PCL	2,437,300	5,195,554

		21,375,414

Construction Materials–1.2%
Grasim Industries Ltd.	49,183	794,532
Grasim Industries Ltd. (GDR)(b)	802,265	12,980,648
Grupo Cementos de Chihuahua SAB de CV	664,550	2,981,597

		16,756,777

Metals & Mining–4.3%
Gerdau SA (Preference Shares)	2,884,400	10,033,577
KGHM Polska Miedz SA	327,985	9,569,476
MMC Norilsk Nickel PJSC (ADR)	410,680	6,446,148
Novolipetsk Steel PJSC (GDR)(b)	370,284	7,359,957
POSCO	68,308	17,741,357
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	0
Vedanta Ltd.	1,709,365	7,260,926

		58,411,441

Paper & Forest Products–0.2%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	2,219,000	2,387,288

		2,387,289

		98,930,921

Consumer Staples–7.0%
Food & Staples Retailing–3.0%
BIM Birlesik Magazalar AS	71,375	1,097,469
E-MART, Inc.	18,250	3,353,640
Lenta Ltd. (GDR)(a)(b)	1,436,994	$9,771,559
X5 Retail Group NV (GDR)(a)(b)	812,816	27,351,259

		41,573,927

Food Products–1.3%
BRF SA	199,500	2,460,453
China Agri-Industries Holdings Ltd.(a)	1,303,000	655,592
Industrias Bachoco SAB de CV	739,600	3,342,416
JBS SA	1,333,800	4,349,996
MHP SA (GDR)(b)	178,090	1,718,569
WH Group Ltd.(b)	6,514,000	5,617,153

		18,144,179

Personal Products–1.3%
Amorepacific Corp.	32,060	8,047,791
AMOREPACIFIC Group	14,409	1,540,326
LG Household & Health Care Ltd.	10,170	7,377,931

		16,966,048

Tobacco–1.4%
ITC Ltd.	4,387,659	18,974,588

		95,658,742

Telecommunication Services–3.0%
Diversified Telecommunication Services–2.6%
China Unicom Hong Kong Ltd.	15,256,000	20,490,672
KT Corp.	28,332	808,721
KT Corp. (Sponsored ADR)(a)	385,210	6,483,084
Tower Bersama Infrastructure Tbk PT	18,577,500	7,599,461

		35,381,938

Wireless Telecommunication Services–0.4%
TIM Participacoes SA	1,589,800	5,129,042

		40,510,980

Health Care–2.7%
Biotechnology–1.5%
Biocon Ltd.	216,496	3,771,065
China Biologic Products, Inc.(a)	167,420	16,763,765

		20,534,830

Health Care Providers & Services–0.8%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	4,106,100	10,756,382

Pharmaceuticals–0.4%
Aurobindo Pharma Ltd.	270,600	2,813,028
Sun Pharmaceutical Industries Ltd.	342,379	3,617,191

		6,430,219

		37,721,431

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value
Real Estate–2.1%
Real Estate Management & Development–2.1%
Aldar Properties PJSC	9,663,200	$5,947,174
Ayala Land, Inc.	9,282,700	6,112,238
China Resources Land Ltd.	610,000	1,649,835
CIFI Holdings Group Co., Ltd.	17,634,000	6,852,854
Global Logistic Properties Ltd.	1,423,000	2,827,753
Kaisa Group Holdings Ltd.(a)	4,618,000	1,634,112
SM Prime Holdings, Inc.	6,282,500	3,542,742

		28,566,708

Industrials–2.1%
Airlines–0.1%
Air Arabia PJSC	4,170,300	1,203,971

Construction & Engineering–1.3%
China Railway Group Ltd.–Class H	5,356,000	4,795,851
IRB Infrastructure Developers Ltd.	3,720,927	13,532,036

		18,327,887

Industrial Conglomerates–0.3%
SM Investments Corp.	250,285	3,475,803

Professional Services–0.3%
51job, Inc. (ADR)(a)	97,746	3,583,368

Trading Companies & Distributors–0.1%
BOC Aviation Ltd.(b)	347,600	1,854,510

		28,445,539

Utilities–1.6%
Electric Utilities–0.5%
Centrais Eletricas Brasileiras SA(a)	1,164,600	6,361,292
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	132,700	935,504

		7,296,796

Independent Power and Renewable Electricity Producers–0.4%
Huaneng Renewables Corp., Ltd.–Class H	13,252,000	4,589,427

Water Utilities–0.7%
Cia de Saneamento Basico do Estado de Sao Paulo	344,900	3,590,459
Cia de Saneamento de Minas Gerais–COPASA	440,329	6,216,873

		9,807,332

		21,693,555

Total Common Stocks (cost $1,178,396,519)		1,348,746,763

WARRANTS–0.3%
Information Technology–0.3%
Electronic Equipment, Instruments & Components–0.3%
FPT Corp., Macquarie Bank Ltd., expiring 9/10/18(a) (cost $3,799,631)	1,771,720	$3,683,620

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.3%
Repurchase Agreements–0.3%
State Street Bank & Trust Co.	$4,098	4,098,210
0.09%, dated 3/31/17 due 4/03/17 in the amount of $4,098,241 (collateralized by $4,165,000 U.S. Treasury Notes, 2.25%, due 1/31/24, value $4,184,480) (cost $4,098,210)
Total Investments—99.2% (cost $1,186,294,360)		1,356,528,593

Other assets less liabilities—0.8%		11,005,967

Net Assets—100.0%		$1,367,534,560

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $92,319,699 or 6.8% of net assets.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

PJSC—Public Joint Stock Company

See notes to financial statements.

14	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

SCB–ST–1946–0317

Sanford C. Bernstein Fund, Inc.

March 31, 2017

Schedule of Investments To the Semi-Annual
Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2017 (unaudited)

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADE–23.6%
Industrial–15.1%
Basic–0.9%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	691	$737,947
Dow Chemical Co. (The) 3.00%, 11/15/22		6	6,065
7.375%, 11/01/29		700	949,879
8.55%, 5/15/19		3,226	3,656,606
Eastman Chemical Co. 3.80%, 3/15/25		2,282	2,328,028
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,671,687
International Paper Co. 4.75%, 2/15/22		2,868	3,112,841
Minsur SA 6.25%, 2/07/24(a)		3,473	3,718,267
Mosaic Co. (The) 5.625%, 11/15/43		2,545	2,617,049
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	4,448,151
Vale Overseas Ltd. 6.875%, 11/21/36		4,870	5,235,737

			29,482,257

Capital Goods–0.3%
Boeing Co. (The) 1.65%, 10/30/20		15	14,810
Caterpillar Financial Services Corp. 2.00%, 3/05/20		13	12,949
Embraer Netherlands Finance BV 5.40%, 2/01/27		4,960	5,116,141
Emerson Electric Co. 5.00%, 4/15/19		10	10,616
General Electric Co. Series D 5.00%, 1/21/21(b)		1,879	1,979,696
John Deere Capital Corp. 1.60%, 7/13/18		11	11,003
Lockheed Martin Corp. 1.85%, 11/23/18		8	8,021
Republic Services, Inc. 3.80%, 5/15/18		6	6,130
United Technologies Corp. 1.95%, 11/01/21		12	11,761
Yamana Gold, Inc. 4.95%, 7/15/24		3,776	3,794,880

			10,966,007

Principal Amount (000)			U.S. $ Value

Communications-Media–1.5%
21st Century Fox America, Inc. 6.55%, 3/15/33	U.S.$	3,525	$4,271,207
CBS Corp. 3.50%, 1/15/25		2,178	2,165,324
5.75%, 4/15/20		6	6,583

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		2,455	2,593,094
Comcast Corp. 5.70%, 7/01/19		9	9,753
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,401	2,290,026
Discovery Communications LLC 3.45%, 3/15/25		4,849	4,592,148
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,491,320
Time Warner Cable LLC 4.00%, 9/01/21		18	18,630
4.125%, 2/15/21		9,385	9,760,400
4.50%, 9/15/42		2,370	2,141,887
8.75%, 2/14/19		10	11,163
Time Warner, Inc. 3.60%, 7/15/25		6,420	6,347,903
4.70%, 1/15/21		5,650	6,053,862
Viacom, Inc. 5.25%, 4/01/44		974	952,173
5.625%, 9/15/19		2,220	2,381,683

			50,087,156

Communications-Telecommunications–2.8%
America Movil SAB de CV 3.125%, 7/16/22		7,159	7,213,029
American Tower Corp. 5.05%, 9/01/20		10,745	11,557,644
AT&T, Inc. 1.40%, 12/01/17		16	16,002
1.75%, 1/15/18		15	15,012
3.40%, 5/15/25		18,525	17,916,454
3.80%, 3/15/22		3,001	3,102,764
3.875%, 8/15/21		7	7,285
4.125%, 2/17/26		6,376	6,464,180
4.60%, 2/15/21		3,225	3,425,982
5.80%, 2/15/19		50	53,351
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130	919,677
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	3,856	3,841,733
Telefonica Emisiones SAU 5.213%, 3/08/47		3,053	3,087,560
5.462%, 2/16/21		4,705	5,159,409

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

Verizon Communications, Inc. 2.625%, 8/15/26	U.S.$	9,011	$8,229,296
3.50%, 11/01/24		18,990	18,846,625
5.15%, 9/15/23		5	5,498
5.50%, 3/16/47		4,485	4,698,531

			94,560,032

Consumer Cyclical-Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,779,964
3.664%, 9/08/24		6,294	6,188,261
5.00%, 5/15/18		11,532	11,913,825
5.875%, 8/02/21		4,933	5,487,321
General Motors Co. 3.50%, 10/02/18		3,880	3,963,730
General Motors Financial Co., Inc. 3.10%, 1/15/19		5,525	5,613,566
3.25%, 5/15/18		436	442,196
4.00%, 1/15/25		1,105	1,109,265
4.30%, 7/13/25		1,405	1,424,445

			40,922,573

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	26,360

Consumer Cyclical-Retailers–0.4%
CVS Health Corp. 2.25%, 8/12/19		8	8,049
3.875%, 7/20/25		6,152	6,336,252
Home Depot, Inc. (The) 2.00%, 6/15/19		5	5,038
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		6,070	6,188,426

			12,537,765

Consumer Non-Cyclical–2.5%
AbbVie, Inc. 3.60%, 5/14/25		4,563	4,555,882
AstraZeneca PLC 6.45%, 9/15/37		2,470	3,221,152
Bayer US Finance LLC 3.375%, 10/08/24(a)		2,702	2,715,591
Becton Dickinson and Co. 3.734%, 12/15/24		1,826	1,878,278
Biogen, Inc. 4.05%, 9/15/25		7,188	7,443,533
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		62	70,260
Celgene Corp. 2.875%, 8/15/20		7	7,104
3.875%, 8/15/25		7,710	7,875,534
Coca-Cola Co. (The) 1.375%, 5/30/19		5	4,976
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		6,479	6,502,678

Principal Amount (000)			U.S. $ Value

Laboratory Corp. of America Holdings 2.625%, 2/01/20	U.S.$	8	$8,023
3.60%, 2/01/25		2,765	2,734,447
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,273,132
Mylan NV 3.95%, 6/15/26		2,049	2,004,865
Newell Brands, Inc. 3.15%, 4/01/21		8,420	8,598,757
Reynolds American, Inc. 5.85%, 8/15/45		2,103	2,469,300
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		5,260	5,141,650
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		6,352	6,033,187
3.15%, 10/01/26		4,172	3,844,556
Thermo Fisher Scientific, Inc. 2.40%, 2/01/19		8	8,063
Tyson Foods, Inc. 2.65%, 8/15/19		1,788	1,805,880
3.95%, 8/15/24		5,908	6,026,160
4.50%, 6/15/22		7	7,464

			82,230,472

Energy–3.6%
Cenovus Energy, Inc. 3.00%, 8/15/22		350	344,750
5.70%, 10/15/19		1,637	1,763,868
Encana Corp. 3.90%, 11/15/21		3,815	3,896,069
Energy Transfer Partners LP 4.65%, 6/01/21		6	6,310
6.70%, 7/01/18		3,915	4,129,229
7.50%, 7/01/38		7,035	8,409,076
EnLink Midstream Partners LP 5.05%, 4/01/45		5,872	5,534,360
Enterprise Products Operating LLC 3.35%, 3/15/23		11	11,081
3.70%, 2/15/26		7,714	7,716,854
5.20%, 9/01/20		2,133	2,322,624
Halliburton Co. 5.00%, 11/15/45		8,550	8,989,897
Hess Corp. 4.30%, 4/01/27		5,930	5,826,225
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		7	6,923
4.15%, 3/01/22		3,287	3,395,208
Marathon Petroleum Corp. 5.125%, 3/01/21		6	6,482
MPLX LP 4.125%, 3/01/27		3,197	3,181,782
4.50%, 7/15/23		6,189	6,432,537

2	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)				U.S. $ Value

Nabors Industries, Inc. 5.50%, 1/15/23(a)	U.S.$		6,604	$6,769,100
National Oilwell Varco, Inc. 2.60%, 12/01/22			14	13,374
Noble Energy, Inc. 3.90%, 11/15/24			4,729	4,792,132
8.25%, 3/01/19			10,614	11,806,058
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			6,155	5,959,640
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23			1,196	1,223,939
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)			4,443	4,631,828
TransCanada PipeLines Ltd. 6.35%, 5/15/67			12,800	11,920,128
Valero Energy Corp. 6.125%, 2/01/20			7,002	7,707,381
Williams Partners LP 3.35%, 8/15/22			7	6,990
4.125%, 11/15/20			4,549	4,754,342

				121,558,187

Other Industrial–0.0%
Alfa SAB de CV 5.25%, 3/25/24(a)			1,269	1,332,450

Services–0.1%
eBay, Inc. 3.80%, 3/09/22			2,249	2,337,925

Technology–1.6%
Arrow Electronics, Inc. 3.50%, 4/01/22			8	8,024
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)			1,666	1,678,812
3.875%, 1/15/27(a)			3,605	3,622,881
Cisco Systems, Inc. 1.85%, 9/20/21			12	11,758
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(a)			8,505	9,151,125
6.02%, 6/15/26(a)			1,415	1,544,161
Fidelity National Information Services, Inc. 3.50%, 4/15/23			1,145	1,160,183
5.00%, 10/15/25			3	3,267
HP, Inc. 4.65%, 12/09/21			2,372	2,541,527
Intel Corp. 2.45%, 7/29/20			5	5,075
KLA-Tencor Corp. 4.65%, 11/01/24			6,404	6,804,762
Lam Research Corp. 2.80%, 6/15/21			2,639	2,643,090

Micron Technology, Inc. 7.50%, 9/15/23(a)		U.S.$	2,177	$2,436,803
Microsoft Corp. 1.55%, 8/08/21			12	11,668
Motorola Solutions, Inc. 7.50%, 5/15/25			943	1,115,305
Oracle Corp. 2.25%, 10/08/19			12	12,150
Seagate HDD Cayman 4.75%, 1/01/25			3,629	3,556,456
Tencent Holdings Ltd. 3.375%, 5/02/19(a)			5,733	5,860,995
Total System Services, Inc. 2.375%, 6/01/18			2,946	2,957,548
3.75%, 6/01/23			3,042	3,046,776
Western Digital Corp. 7.375%, 4/01/23(a)			4,780	5,246,050

				53,418,416

Transportation-Railroads–0.0%
Burlington Northern Santa Fe LLC 3.05%, 9/01/22			6	6,138

Transportation-Services–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)			4,975	5,032,225
Ryder System, Inc. 2.50%, 3/01/18			7	7,041

				5,039,266

				504,505,004

Financial Institutions–7.7%
Banking–6.4%
ABN AMRO Bank NV 4.75%, 7/28/25(a)			1,171	1,208,214
American Express Co. 2.65%, 12/02/22			17	16,831
American Express Credit Corp. Series G 2.25%, 8/15/19			7	7,046
Bank of America Corp. 3.824%, 1/20/28			8,285	8,287,983
5.00%, 5/13/21			10	10,856
5.625%, 7/01/20			2,100	2,301,894
Series L 5.65%, 5/01/18			5,700	5,929,311
Barclays Bank PLC Series E 6.625%, 3/30/22(a)		EUR	1,961	2,595,830
Barclays PLC 3.65%, 3/16/25		U.S.$	1,846	1,802,121
3.684%, 1/10/23			6,405	6,430,108
BB&T Corp. 2.05%, 6/19/18			12	12,046

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value

BNP Paribas SA 3.80%, 1/10/24(a)	U.S.$	2,928	$2,919,889
Series E 2.25%, 1/11/27(a)	EUR	3,140	3,259,744
BPCE SA 5.70%, 10/22/23(a)	U.S.$	1,991	2,112,969
Capital One Financial Corp. 4.75%, 7/15/21		7	7,527
Citigroup, Inc. 3.875%, 3/26/25		6,580	6,527,031
4.50%, 1/14/22		11	11,787
Compass Bank 5.50%, 4/01/20		14,784	15,577,605
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,620,778
4.375%, 8/04/25		6,380	6,532,865
Credit Agricole SA/London 4.125%, 1/10/27(a)		3,818	3,786,578
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		5,764	5,668,894
3.80%, 6/09/23		7,155	7,184,908
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,747,096
3.75%, 5/22/25		2,661	2,694,475
3.85%, 7/08/24		10,315	10,570,915
5.25%, 7/27/21		6	6,577
5.75%, 1/24/22		14	15,752
Series D 6.00%, 6/15/20		6,177	6,831,824
ING Groep NV 3.95%, 3/29/27		4,017	4,021,378
JPMorgan Chase & Co. 3.782%, 2/01/28		5,455	5,508,023
4.50%, 1/24/22		20	21,552
6.125%, 6/27/17		50	50,525
Lloyds Banking Group PLC 4.582%, 12/10/25		1,667	1,693,605
4.65%, 3/24/26		1,678	1,714,547
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		801	822,307
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		9,248	9,733,427
Morgan Stanley 5.625%, 9/23/19		3,033	3,276,429
7.25%, 4/01/32		15	20,387
Series G 3.75%, 2/25/23		8	8,260
5.50%, 7/24/20–7/28/21		3,964	4,330,173
Nationwide Building Society 4.00%, 9/14/26(a)		8,635	8,363,775
6.25%, 2/25/20(a)		13,470	14,898,628
PNC Financial Services Group, Inc. (The) 3.30%, 3/08/22		13	13,374

5.125%, 2/08/20	U.S.$	5	$5,400
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	400	444,531
5.179%, 11/19/25	U.S.$	8,200	8,494,544
Santander UK Group Holdings PLC 2.875%, 8/05/21		6,919	6,837,909
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,314,537
State Street Corp. 1.35%, 5/15/18		12	11,976
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		5,142	5,138,709
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,903,707
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		4,794	4,870,273
US Bancorp Series J 5.30%, 4/15/27(b)		3,485	3,547,103
Wells Fargo & Co. 3.069%, 1/24/23		6,527	6,559,309

			212,283,842

Finance–0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		2,700	2,719,494
HSBC Finance Corp. 6.676%, 1/15/21		110	124,273
International Lease Finance Corp. 5.875%, 4/01/19		2,682	2,857,939

			5,701,706

Insurance–0.7%
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		4,804	6,665,502
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		1,034	1,123,358
Humana, Inc. 7.20%, 6/15/18		15	15,924
Lincoln National Corp. 8.75%, 7/01/19		944	1,075,197
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,413,108
MetLife, Inc.
4.75%, 2/08/21		1,570	1,699,808
7.717%, 2/15/19		2,180	2,404,627
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,673	4,287,626
Prudential Financial, Inc. 4.50%, 11/15/20		15	16,062
XLIT Ltd. 6.25%, 5/15/27		5	5,827

			23,707,039

4	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)				U.S. $ Value

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	202		$203,178
Trust F/1401 5.25%, 1/30/26(a)		3,173		3,188,865
Welltower, Inc. 4.00%, 6/01/25		10,111		10,250,835

				13,642,878

				255,335,465

Utility–0.8%
Electric–0.8%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		6,760		8,442,767
CMS Energy Corp. 5.05%, 3/15/22		1,476		1,611,895
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,369		2,569,583
Dominion Resources, Inc./VA Series C 2.00%, 8/15/21		2		1,942
Duke Energy Carolinas LLC 3.90%, 6/15/21		4		4,227
Duke Energy Corp. 1.80%, 9/01/21		6		5,792
Entergy Corp. 4.00%, 7/15/22		6,096		6,381,659
Exelon Corp. 5.10%, 6/15/45		3,355		3,610,684
Southern Co. (The) 2.35%, 7/01/21		6		5,886
TECO Finance, Inc. 5.15%, 3/15/20		3,625		3,858,595

				26,493,030

Natural Gas–0.0%
NiSource Finance Corp. 6.125%, 3/01/22		6		6,861

				26,499,891

Total Corporates-Investment Grade (cost $763,346,449)				786,340,360

MORTGAGE PASS-THROUGHS–19.5%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp.
Series 2006
3.604% (LIBOR 1 Month + 2.08%), 12/01/36(c)		1		1,385
Series 2007
3.867% (LIBOR 1 Month + 2.18%), 3/01/37(c)		2		2,235

				3,620

Agency Fixed Rate 15-Year–2.1%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17	U.S.$	0	**	$15
Federal National Mortgage Association
2.50%, 4/01/27–2/01/32		64,897		65,018,052
Series 2016
2.50%, 11/01/31		3,250		3,256,115

				68,274,182

Agency Fixed Rate 30-Year–17.4%
Federal Home Loan Mortgage Corp. Gold
Series 2017
4.00%, 7/01/44		13,862		14,621,132
4.00%, 2/01/46		16,286		17,188,169
Series 2007
5.50%, 7/01/35		1,623		1,810,156
5.00%, 8/01/33		3		2,951
Federal National Mortgage Association
3.00%, 5/01/45–8/01/45		31,669		31,472,759
3.50%, 4/01/47, TBA		45,130		46,166,582
4.00%, 4/01/47, TBA		53,915		56,555,994
4.50%, 5/01/44		190		204,431
4.50%, 4/25/47, TBA		148,174		158,905,043
Series AS6516 3.50%, 2/01/46–9/01/46		92,646		94,850,762
4.00%, 1/01/46		28,854		30,275,671
4.00%, 12/01/40–11/01/46		45,175		47,628,104
6.00%, 3/01/37		11		12,389
Series 2003 5.50%, 4/01/33–7/01/33		5,209		5,805,444
Series 2004 5.50%, 4/01/34–11/01/34		4,460		4,973,113
Series 2005 5.50%, 2/01/35		4,150		4,625,298
Series 2006 5.50%, 4/01/36		788		879,583
5.50%, 11/01/33–9/01/36		1,828		2,037,877
6.50%, 8/01/31–8/01/34		7		8,152
Government National Mortgage Association 3.00%, 4/20/46–12/20/46		16,574		16,742,963
3.50%, 4/01/47, TBA		44,140		45,771,110
Series 1996 8.50%, 11/15/26		0	**	303

				580,537,986

Total Mortgage Pass-Throughs (cost $647,373,377)				648,815,788

ASSET-BACKED SECURITIES–13.6%
Autos-Fixed Rate–7.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		5,960		5,960,929

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19	U.S.$	11,565	$11,577,624
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		50	49,993
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846	17,108,183
Series 2016-1A, Class A 2.99%, 6/20/22(a)		3,918	3,966,721
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		9,653	9,645,094
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		2,914	2,913,980
Series 2015-2, Class A3 1.31%, 8/15/19		3,150	3,149,845
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		1,960	1,965,599
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		5,179	5,175,750
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		5,136	5,149,719
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		1,466	1,465,479
Series 2014-B, Class A 1.11%, 11/15/18(a)		251	251,358
Series 2016-C, Class E 8.39%, 9/15/23(a)		4,440	4,810,225
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(a)		3,057	3,051,432
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(a)		3,554	3,555,103
Series 2017-BA, Class A1 1.20%, 4/16/18(a)		10,450	10,450,000
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)		1,444	1,443,032
Series 2015-1, Class A2 1.30%, 9/20/20(a)		4,969	4,963,027
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,040	3,251,268
Series 2016-3A, Class A 1.84%, 11/16/20(a)		2,853	2,843,994

Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	U.S.$	8,250	$8,247,542
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		2,755	2,746,177
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		3,030	3,282,541
Series 2016-4, Class A2 1.96%, 2/16/21(a)		3,415	3,403,832
Series 2016-4, Class D 3.89%, 11/15/22(a)		3,395	3,334,508
Series 2017-1, Class A 1.93%, 12/15/21(a)		6,177	6,165,935
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,452,023
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,895,578
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,204,694
Series 2016-1, Class A1
1.76%, 2/15/21		4,164	4,159,834
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		11,785	11,803,921
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		5,130	5,133,103
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A3
1.10%, 9/15/19		3,951	3,948,086
Series 2015-1, Class A3
1.41%, 6/15/20		5,652	5,650,370
Hertz Vehicle Financing II LP
Series 2015-1A, Class B
3.52%, 3/25/21(a)		3,692	3,695,623
Series 2015-2A, Class A
2.02%, 9/25/19(a)		4,800	4,772,995
Series 2015-2A, Class C
3.95%, 9/25/19(a)		3,400	3,363,395
Hertz Vehicle Financing LLC
Series 2013-1A, Class A2
1.83%, 8/25/19(a)		21,065	20,998,521
Series 2016-1A, Class A
2.32%, 3/25/20(a)		6,609	6,583,492
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		5,307	5,308,259

6	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	U.S.$	6,490	$6,489,934
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		6,596	6,600,540
Santander Drive Auto Receivables Trust
Series 2013-2, Class E
2.98%, 4/15/20(a)		8,360	8,410,672
Series 2016-3, Class A2
1.34%, 11/15/19		6,159	6,153,528
Westlake Automobile Receivables Trust
Series 2015-3A, Class A2A
1.42%, 5/17/21(a)		1,205	1,205,317
Series 2016-2A, Class A2
1.57%, 6/17/19(a)		4,005	4,004,720

			263,763,495

Credit Cards-Fixed Rate–2.4%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		4,458	4,458,535
Barclays Dryrock Issuance Trust
Series 2014-3, Class A
2.41%, 7/15/22		10,316	10,449,796
Series 2015-2, Class A
1.56%, 3/15/21		8,187	8,174,053
Series 2015-4, Class A
1.72%, 8/16/21		6,192	6,193,805
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		7,831	7,837,895
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		10,835	10,824,673
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A
2.22%, 1/15/22		12,000	12,098,875
Series 2015-3, Class A
1.74%, 9/15/21		9,015	9,021,125
World Financial Network Credit Card Master Trust
Series 2013-A, Class A
1.61%, 12/15/21		4,353	4,357,462
Series 2016-B, Class A
1.44%, 6/15/22		6,744	6,725,203

			80,141,422

Other ABS-Fixed Rate–1.4%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)	U.S.$	1,735	$1,735,862
CNH Equipment Trust
Series 2014-B, Class A4
1.61%, 5/17/21		6,051	6,059,013
Series 2015-A, Class A4
1.85%, 4/15/21		6,392	6,403,840
Dell Equipment Finance Trust
Series 2015-1, Class A3
1.30%, 3/23/20(a)		1,680	1,680,672
Series 2015-2, Class A2A
1.42%, 12/22/17(a)		593	593,592
Marlette Funding Trust
Series 2016-1A, Class A
3.06%, 1/17/23(a)		1,939	1,935,445
Series 2017-1A, Class A
2.827%, 3/15/24(a)		4,300	4,303,112
SBA Tower Trust 3.156%, 10/15/20(a)		7,996	8,036,779
SoFi Consumer Loan Program LLC
Series 2017-1, Class A
3.28%, 1/26/26(a)		5,294	5,309,242
Series 2017-2, Class A
3.28%, 2/25/26(a)		5,279	5,278,409
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		5,032	5,100,725

			46,436,691

Autos-Floating Rate–1.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.412% (LIBOR 1 Month + 0.50%), 7/15/20(a)(c)		10,554	10,559,552
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.408% (LIBOR 1 Month + 0.55%), 12/10/27(a)(c)		574	573,719
Series 2014-1, Class A 1.258% (LIBOR 1 Month + 0.40%), 4/10/28(a)(c)		1,629	1,629,153
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(a)(c)		9,708	9,707,989

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value

Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.328% (LIBOR 1 Month + 0.35%), 7/22/19(a)(c)	U.S.$	3,500	$3,500,515
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.358% (LIBOR 1 Month + 0.38%), 7/20/19(c)		6,227	6,236,786
Series 2015-1, Class A 1.478% (LIBOR 1 Month + 0.50%), 1/20/20(c)		10,924	10,943,265

			43,150,979

Credit Cards-Floating Rate–0.6%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.262% (LIBOR 1 Month + 0.35%), 8/17/20(c)		11,732	11,757,877
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.392% (LIBOR 1 Month + 0.48%), 2/15/22(c)		6,720	6,739,439

			18,497,316

Home Equity Loans-Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.107% (LIBOR 1 Month + 1.13%), 12/25/32(c)		874	847,501
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.282% (LIBOR 1 Month + 0.30%), 4/25/34(c)		6	6,215

			853,716

Total Asset-Backed Securities (cost $451,421,249)			452,843,619

GOVERNMENTS-TREASURIES–13.4%
United States–13.4%
U.S. Treasury Bonds 2.25%, 8/15/46		5,000	4,231,640
2.50%, 5/15/46		3,046	2,727,955
2.875%, 11/15/46		4,910	4,764,040
3.00%, 5/15/45		23,139	23,004,331
3.375%, 5/15/44		5,710	6,092,881

3.75%, 11/15/43	U.S.$	10,205	$11,612,178
4.50%, 2/15/36		1,925	2,441,671
4.75%, 2/15/37		3,340	4,360,918
5.375%, 2/15/31		13,172	17,588,216
6.25%, 5/15/30		20,949	29,693,182
8.125%, 8/15/19		299	345,987
U.S. Treasury Notes 0.625%, 5/31/17		56,469	56,462,771
0.875%, 4/30/17–5/15/17		21,265	21,268,460
1.125%, 1/31/19–2/28/19		162,375	162,019,814
1.375%, 1/31/21–4/30/21		115	113,207
1.50%, 8/15/26		11,525	10,664,221
1.625%, 11/30/20–5/15/26		35,637	33,436,852
1.875%, 1/31/22(d)		20,770	20,724,555
2.00%, 11/15/26		11,182	10,801,798
2.125%, 8/15/21		630	637,432
2.375%, 8/15/24(d)		22,206	22,383,725
2.50%, 8/15/23		195	198,946

Total Governments-Treasuries (cost $447,980,980)			445,574,780

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.4%
Non-Agency Fixed Rate CMBS–5.9%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		483	482,892
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		9,720	9,786,887
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,622,241
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.877%, 9/10/45(a)		5,027	4,718,732
Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,464,070
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141	12,080,760
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.88%, 5/15/46		2,374	2,378,881
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class E 4.771%, 10/15/45(a)		3,938	3,450,642

8	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)	U.S.$	3,740	$3,665,517
Series 2015-PC1, Class A5 3.902%, 7/10/50		7,135	7,427,399
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.715%, 6/15/39		4,535	4,541,623
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		6,101	6,304,285
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		11,519	11,650,188
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.949%, 8/10/45		2,058	2,055,424
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		632	610,600
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,751,821
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		2,334	2,331,891
Series 2007-CB19, Class AM 5.829%, 2/12/49		4,080	4,082,653
Series 2007-LD12, Class AM 6.066%, 2/15/51		3,522	3,572,813
Series 2007-LDPX, Class A3 5.42%, 1/15/49		5	5,107
Series 2011-C5, Class D 5.409%, 8/15/46(a)		1,285	1,284,723
Series 2012-C6, Class E 5.153%, 5/15/45(a)		3,967	3,512,387
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.564%, 8/15/46(a)		2,527	2,333,309
Series 2015-C31, Class A3 3.801%, 8/15/48		6,297	6,535,261
Series 2015-C32, Class C 4.669%, 11/15/48		5,623	5,308,958
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		2,389	2,111,620
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2
2.767%, 1/20/41(a)		3,623	3,615,768
Series 2015-3, Class A2 2.729%, 4/20/48(a)		6,678	6,705,164

Series 2016-4, Class A2 2.579%, 3/10/49(a)	U.S.$	6,295	$6,116,292
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		59	59,100
Series 2007-9, Class A4 5.70%, 9/12/49		15,981	16,128,004
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		3,478	3,496,430
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		9,507	9,580,416
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		271	271,122
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 9/15/48		5,778	5,682,614
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.355%, 3/15/45(a)(e)		93,366	4,524,139
Series 2013-C14, Class A5 3.337%, 6/15/46		5,684	5,828,044
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,149,511

			194,227,288

Non-Agency Floating Rate CMBS–1.5%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.843% (LIBOR 1 Month + 1.90%), 11/15/21(a)(c)		3,455	3,461,540
Series 2016-IMC, Class C 4.893% (LIBOR 1 Month + 3.95%), 11/15/21(a)(c)		2,074	2,075,187
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.367% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)		2,270	2,278,484
H/2 Asset Funding NRE Series 2015-1A 2.634% (LIBOR 1 Month + 1.65%), 6/24/49(c)(f)		6,413	6,368,577
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.832% (LIBOR 1 Month + 0.92%), 6/15/29(a)(c)		9,634	9,646,004
Series 2015-SGP, Class A 2.612% (LIBOR 1 Month + 1.70%), 7/15/36(a)(c)		8,990	9,040,435

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.782% (LIBOR 1 Month + 1.87%), 8/15/26(a)(c)	U.S.$	2,887	$2,877,465
Series 2015-XLF2, Class SNMA 2.862% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		3,265	3,276,850
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.993% (LIBOR 1 Month + 1.05%), 4/15/32(a)(c)		890	888,809
Starwood Retail Property Trust Series 2014-STAR, Class A 2.132% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		11,121	11,033,042

			50,946,393

Total Commercial Mortgage-Backed Securities (cost $250,025,513)			245,173,681

INFLATION-LINKED SECURITIES–6.8%
United States–6.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)		154,981	157,260,514
0.25%, 1/15/25 (TIPS)		34,356	34,064,147
0.375%, 7/15/25 (TIPS)		37,084	37,179,197

Total Inflation-Linked Securities (cost $226,413,209)			228,503,858

COLLATERALIZED MORTGAGE OBLIGATIONS–6.0%
Risk Share Floating Rate–4.2%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.482% (LIBOR 1 Month + 6.50%), 4/25/26(c)(f)		3,236	3,271,376
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.232% (LIBOR 1 Month + 4.25%), 11/25/23(c)		8,185	8,874,865
Series 2014-DN2, Class M3 4.582% (LIBOR 1 Month + 3.60%), 4/25/24(c)		2,091	2,240,569
Series 2014-DN3, Class M3 4.982% (LIBOR 1 Month + 4.00%), 8/25/24(c)		9,650	10,309,238
Series 2014-DN4, Class M3 5.532% (LIBOR 1 Month + 4.55%), 10/25/24(c)		2,500	2,694,942

Series 2014-HQ3, Class M3 5.732% (LIBOR 1 Month + 4.75%), 10/25/24(c)	U.S.$	4,508	$4,938,002
Series 2015-DNA1, Class M3
4.282% (LIBOR 1 Month + 3.30%), 10/25/27(c)		675	723,392
Series 2015-DNA2, Class M2 3.582% (LIBOR 1 Month + 2.60%), 12/25/27(c)		7,457	7,636,836
Series 2015-DNA3, Class M3 5.682% (LIBOR 1 Month + 4.70%), 4/25/28(c)		1,430	1,572,826
Series 2015-HQ1, Class M2 3.182% (LIBOR 1 Month + 2.20%), 3/25/25(c)		1,536	1,557,534
Series 2015-HQA1, Class M2 3.632% (LIBOR 1 Month + 2.65%), 3/25/28(c)		8,400	8,607,415
Series 2015-HQA2, Class M2 3.782% (LIBOR 1 Month + 2.80%), 5/25/28(c)		2,996	3,088,555
Series 2015-HQA2, Class M3 5.782% (LIBOR 1 Month + 4.80%), 5/25/28(c)		490	540,480
Series 2016-DNA1, Class M3 6.532% (LIBOR 1 Month + 5.55%), 7/25/28(c)		3,230	3,661,034
Series 2016-HQA1, Class M3 7.332% (LIBOR 1 Month + 6.35%), 9/25/28(c)		952	1,128,492
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.182% (LIBOR 1 Month + 1.20%), 7/25/24(c)		693	694,909
Series 2014-C04, Class 1M2 5.882% (LIBOR 1 Month + 4.90%), 11/25/24(c)		5,280	5,894,463
Series 2014-C04, Class 2M2 5.982% (LIBOR 1 Month + 5.00%), 11/25/24(c)		4,189	4,628,325
Series 2015-C01, Class 1M2 5.282% (LIBOR 1 Month + 4.30%), 2/25/25(c)		3,803	4,034,184
Series 2015-C01, Class 2M2 5.532% (LIBOR 1 Month + 4.55%), 2/25/25(c)		4,098	4,360,196
Series 2015-C02, Class 2M2 4.982% (LIBOR 1 Month + 4.00%), 5/25/25(c)		4,008	4,211,769
Series 2015-C03, Class 1M1 2.482% (LIBOR 1 Month + 1.50%), 7/25/25(c)		83	83,454

10	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2015-C03, Class 1M2 5.982% (LIBOR 1 Month + 5.00%), 7/25/25(c)	U.S.$	6,771	$7,447,741
Series 2015-C03, Class 2M2
5.982% (LIBOR 1 Month + 5.00%), 7/25/25(c)		6,913	7,565,847
Series 2015-C04, Class 1M2 6.682% (LIBOR 1 Month + 5.70%), 4/25/28(c)		2,029	2,295,104
Series 2015-C04, Class 2M2 6.532% (LIBOR 1 Month + 5.55%), 4/25/28(c)		6,521	7,264,861
Series 2016-C01, Class 1M2 7.732% (LIBOR 1 Month + 6.75%), 8/25/28(c)		6,033	7,119,166
Series 2016-C01, Class 2M2 7.932% (LIBOR 1 Month + 6.95%), 8/25/28(c)		4,597	5,411,211
Series 2016-C02, Class 1M2 6.982% (LIBOR 1 Month + 6.00%), 9/25/28(c)		4,864	5,550,873
Series 2016-C03, Class 1M2 6.282% (LIBOR 1 Month + 5.30%), 10/25/28(c)		659	739,945
Series 2016-C03, Class 2M2 6.882% (LIBOR 1 Month + 5.90%), 10/25/28(c)		4,253	4,839,750
Series 2017-C02, Class 2M2 4.627% (LIBOR 1 Month + 3.65%), 9/25/29(c)		2,047	2,060,172
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.232% (LIBOR 1 Month + 4.25%), 11/25/24(c)(f)		1,120	1,158,725
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.232% (LIBOR 1 Month + 5.25%), 11/25/25(c)(f)		3,994	4,208,280
Series 2015-WF1, Class 2M2 6.482% (LIBOR 1 Month + 5.50%), 11/25/25(c)(f)		1,154	1,246,843

			141,661,374

Non-Agency Fixed Rate–1.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		795	752,285
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		2,250	1,985,048
Series 2005-65CB, Class 2A6 6.00%, 12/25/35		2,484	2,273,756
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		1,093	1,050,375

Principal Amount (000)			U.S. $ Value

Series 2006-24CB, Class A16 5.75%, 6/25/36	U.S.$	4,223	$3,517,792
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,664	2,156,617
Series 2006-J1, Class 1A13
5.50%, 2/25/36		1,398	1,215,141
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		986	808,972
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.997%, 5/25/35		2,341	2,180,915
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		2,319	1,936,830
Series 2006-13, Class 1A19 6.25%, 9/25/36		1,438	1,211,420
Series 2007-2, Class A16 6.00%, 3/25/37		2,948	2,564,268
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		4,524	3,683,722
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		3,447	2,807,423
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		1,866	1,650,055
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		5,342	4,580,039
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		1,185	1,173,239

			35,547,897

Non-Agency Floating Rate–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.172% (LIBOR 1 Month + 0.19%), 12/25/36(c)		7,177	4,413,806
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.232% (LIBOR 1 Month + 0.25%), 3/25/35(c)		2,730	2,328,212
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.055%, 5/26/37(a)(g)		4,731	3,549,047

			10,291,065

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)			U.S. $ Value

Agency Floating Rate–0.2%
Federal National Mortgage Association REMICs Series 2015-66, Class AS 5.268% (6.10% - LIBOR 1 Month), 9/25/45(c)(h)		U.S.$	18,767	$3,087,620
Series 2016-22, Class ST
5.118% (6.25% - LIBOR 1 Month), 4/25/46(c)(h)			22,296	3,549,661

				6,637,281

Agency Fixed Rate–0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.23%, 5/28/35			1,605	1,433,777
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(e)			23,448	4,801,252

				6,235,029

Total Collateralized Mortgage Obligations (cost $192,761,920)				200,372,646

CORPORATES-NON-INVESTMENT GRADE–2.9%
Industrial–1.7%
Capital Goods–0.0%
SPX FLOW, Inc. 5.875%, 8/15/26(a)			302	303,133

Communications-Media–0.2%
CSC Holdings LLC 6.75%, 11/15/21			1,340	1,455,575
Ziggo Secured Finance BV 5.50%, 1/15/27(a)			4,940	4,933,825

				6,389,400

Communications-Telecommunications–0.6%
CenturyLink, Inc. Series S 6.45%, 6/15/21			2,484	2,642,355
Series Y 7.50%, 4/01/24			2,289	2,423,479
SFR Group SA 5.375%, 5/15/22(a)		EUR	712	792,792
Sprint Capital Corp. 6.90%, 5/01/19		U.S.$	10,125	10,783,125
Wind Acquisition Finance SA 4.75%, 7/15/20(a)			3,440	3,491,600

				20,133,351

Consumer Cyclical-Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)			964	945,925

Allison Transmission, Inc. 5.00%, 10/01/24(a)	U.S.$		1,377	$1,390,770

				2,336,695

Consumer Cyclical-Other–0.3%
International Game Technology PLC
6.25%, 2/15/22(a)			3,615	3,868,050
6.50%, 2/15/25(a)			4,910	5,253,700
KB Home 4.75%, 5/15/19			3,146	3,224,650

				12,346,400

Consumer Cyclical-Retailers–0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)			2,092	2,065,850

Consumer Non-Cyclical–0.1%
HCA, Inc. 4.50%, 2/15/27			471	470,411
5.25%, 6/15/26			822	866,183
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)			857	871,997
4.875%, 11/01/26(a)			857	868,784
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)			3,920	3,018,400

				6,095,775

Energy–0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43			3,212	2,316,655
SM Energy Co. 6.50%, 1/01/23			359	365,731

				2,682,386

Technology–0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)			1,962	2,165,557

Transportation-Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)			2,909	2,705,370

				57,223,917

Financial Institutions–1.1%
Banking–0.9%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)			2,288	2,492,135
Barclays Bank PLC 6.86%, 6/15/32(a)(b)			1,250	1,422,963
Credit Agricole SA 8.125%, 12/23/25(a)(b)			1,440	1,536,638

12	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

Credit Suisse Group AG 7.50%, 12/11/23(a)(b)	U.S.$	1,557	$ 1,688,146
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		7,068	6,626,250

Lloyds Banking Group PLC 7.50%, 6/27/24(b)		3,734	3,954,194
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		3,756	3,914,766
Series U 7.64%, 9/30/17(b)(i)		2,900	2,702,162
Societe Generale SA 5.922%, 4/05/17(a)(b)		1,160	1,160,000
8.00%, 9/29/25(a)(b)		2,576	2,636,278
Standard Chartered PLC 2.549% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		300	251,196
7.50%, 4/02/22(a)(b)		1,882	1,944,030
7.75%, 4/02/23(a)(b)		822	847,910

			31,176,668

Finance–0.2%
Navient Corp. 6.625%, 7/26/21		4,130	4,264,225
7.25%, 1/25/22		875	906,719

			5,170,944

			36,347,612

Non Corporate Sectors–0.1%
Agencies-Not Government Guaranteed–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		3,570	3,654,788

Total Corporates-Non-Investment Grade (cost $94,995,664)			97,226,317

AGENCIES–2.3%
Agency Debentures–2.3%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $71,940,813)		81,666	76,751,340

EMERGING MARKETS-TREASURIES–0.8%
Brazil–0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27 (cost $22,688,373)	BRL	88,600	28,347,998

GOVERNMENTS-SOVEREIGN AGENCIES–0.4%
Brazil–0.1%
Petrobras Global Finance BV 6.125%, 1/17/22	U.S.$	3,795	$3,982,853

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		2,685	2,446,706

Israel–0.2%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		7,000	7,353,500

Total Governments-Sovereign Agencies (cost $13,408,231)			13,783,059

EMERGING MARKETS-CORPORATE BONDS–0.4%
Industrial–0.4%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		4,673	1,577,138
7.125%, 6/26/42(a)		1,770	637,200

			2,214,338

Communications-Telecommunications–0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		3,181	3,230,337

Consumer Non-Cyclical–0.1%
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		3,590	3,750,832
Minerva Luxembourg SA 6.50%, 9/20/26(a)		1,148	1,117,440

			4,868,272

Energy–0.1%
Ultrapar International SA 5.25%, 10/06/26(a)		3,456	3,438,720

Total Emerging Markets-Corporate Bonds (cost $16,798,317)			13,751,667

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,652,733)		8,520	12,476,944

QUASI-SOVEREIGNS–0.3%
Quasi-Sovereign Bonds–0.3%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,510	2,713,754

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)		U.S. $ Value

Mexico–0.2%
Petroleos Mexicanos 4.625%, 9/21/23	U.S.$	6,985	$7,025,164

Total Quasi-Sovereigns (cost $9,481,111)			9,738,918

GOVERNMENTS-SOVEREIGN BONDS–0.3%
Mexico–0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19		1,812	1,952,430

Qatar–0.2%
Qatar Government International Bond 2.375%, 6/02/21(a)		7,054	6,974,642

Total Governments-Sovereign Bonds (cost $8,936,034)			8,927,072

EMERGING MARKETS-SOVEREIGNS–0.2%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(a)		2,046	2,127,840

Turkey–0.1%
Turkey Government International Bond 6.00%, 3/25/27		3,322	3,451,558

Total Emerging Markets-Sovereigns (cost $5,330,592)			5,579,398

Company		Shares	U.S. $ Value

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(j)(k)(l) (cost $2,813,000)	U.S.$	2,813	$2,854,675

	Principal Amount (000)
SHORT-TERM INVESTMENTS–5.1%

Governments-Treasuries–4.3%
Japan–4.3%
Japan Treasury Discount Bill Series 650 Zero Coupon, 6/12/17	JPY	5,450,000	48,977,040
Series 669 Zero Coupon, 6/12/17		10,630,000	95,544,147

Total Governments-Treasuries (cost $142,974,943)			144,521,187

Agency Discount Note–0.8%
Federal Home Loan Bank Zero Coupon, 9/20/17 (cost $26,385,248)	U.S.$	26,500	26,385,248

Total Short-Term Investments (cost $169,360,191)			170,906,435

Total Investments–103.5% (cost $3,403,727,756)			3,447,968,555

Other assets less liabilities—(3.5)%			(117,589,470)

Net Assets—100.0%			$3,330,379,085

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	901	June 2017	$195,030,120	$195,024,267	$(5,853)
U.S. T-Note 5 Yr (CBT) Futures	1,984	June 2017	233,283,571	233,569,501	285,930
U.S. T-Note 10 Yr (CBT) Futures	1,331	June 2017	165,075,316	165,792,687	717,371
U.S. Ultra Bond (CBT) Futures	1,567	June 2017	249,684,048	251,699,375	2,015,327
Sold Contracts
Euro-BOBL Futures	630	June 2017	88,398,440	88,580,655	(182,215)

					$2,830,560

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group Ltd.	TWD	373,538	USD	12,185	4/18/17	$(127,485)
Bank of America, NA	NZD	15,406	USD	10,808	4/06/17	9,634
Bank of America, NA	SEK	149,771	USD	16,656	5/11/17	(87,386)

14	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	13,724,104	USD	12,124	5/18/17	$(162,533)
Citibank, NA	BRL	86,909	USD	27,430	4/04/17	(331,198)
Citibank, NA	USD	27,757	BRL	86,909	4/04/17	3,547
Citibank, NA	JPY	14,705,853	USD	131,380	4/07/17	(724,903)
Citibank, NA	USD	8,078	INR	527,516	4/11/17	59,676
Citibank, NA	EUR	7,996	USD	8,622	4/12/17	89,413
Citibank, NA	BRL	86,909	USD	27,594	5/03/17	16,275
Citibank, NA	GBP	27,801	USD	33,956	5/18/17	(911,717)
Credit Suisse International	USD	35,842	CAD	46,909	4/07/17	(566,336)
Goldman Sachs Bank USA	CAD	66,930	USD	51,219	4/07/17	887,444
HSBC Bank USA	BRL	86,909	USD	27,136	4/04/17	(625,387)
HSBC Bank USA	USD	27,430	BRL	86,909	4/04/17	331,198
JPMorgan Chase Bank, NA	AUD	46,854	USD	35,282	4/06/17	(513,367)
JPMorgan Chase Bank, NA	USD	11,607	INR	775,682	4/11/17	358,297
JPMorgan Chase Bank, NA	USD	6,988	MXN	144,211	4/26/17	688,885
JPMorgan Chase Bank, NA	USD	32,597	GBP	26,504	5/18/17	643,362
JPMorgan Chase Bank, NA	IDR	155,702,187	USD	11,548	5/19/17	(111,311)
Morgan Stanley & Co., Inc.	JPY	14,693,958	USD	129,804	4/26/17	(2,283,971)
UBS AG	GBP	6,864	USD	8,569	5/18/17	(39,026)
UBS AG	USD	11,687	IDR	157,032,000	5/19/17	72,650

						$(3,324,239)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	1,996,020	5/12/18	0.954%	6 Month NIBOR	$(428,676)
Morgan Stanley & Co., LLC/(CME Group)	MXN	588,860	12/12/18	4 Week TIIE	6.840%	(144,665)
Morgan Stanley & Co., LLC/(CME Group)		392,570	12/13/18	4 Week TIIE	6.845%	(94,933)
Morgan Stanley & Co., LLC/(CME Group)		352,310	12/17/18	4 Week TIIE	7.035%	(25,331)
Morgan Stanley & Co., LLC/(CME Group)	GBP	205,910	2/23/19	0.606%	6 Month LIBOR	33,421
Morgan Stanley & Co., LLC/(CME Group)	USD	189,980	2/27/19	3 Month LIBOR	1.544%	(127,457)
Morgan Stanley & Co., LLC/(CME Group)	EUR	77,370	3/20/22	0.272%	6 Month EURIBOR	(410,857)
Morgan Stanley & Co., LLC/(CME Group)	JPY	16,348,540	3/31/22	0.099%	6 Month LIBOR	67,333
Morgan Stanley & Co., LLC/(CME Group)	SEK	284,090	3/31/22	3 Month STIBOR	0.341%	(22,585)
Morgan Stanley & Co., LLC/(CME Group)	NZD	114,760	3/31/22	3 Month BKBM	2.936%	60,663
Morgan Stanley & Co., LLC/(CME Group)		47,910	7/28/26	3 Month BKBM	2.473%	(2,481,607)
Morgan Stanley & Co., LLC/(CME Group)		47,910	7/28/26	2.473%	3 Month BKBM	(151,619)
Morgan Stanley & Co., LLC/(CME Group)	USD	56,670	9/22/26	1.558%	3 Month LIBOR	4,064,534
Morgan Stanley & Co., LLC/(CME Group)	MXN	145,440	12/02/26	7.762%	4 Week TIIE	(203,165)

Schedule of Investments—Intermediate Duration Portfolio	15

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	MXN	96,840	12/03/26	7.760%	4 Week TIIE	$(134,490)
Morgan Stanley & Co., LLC/(CME Group)		88,540	12/07/26	7.830%	4 Week TIIE	(145,973)
Morgan Stanley & Co., LLC/(CME Group)	USD	11,350	12/21/26	3 Month LIBOR	2.497%	172,345
Morgan Stanley & Co., LLC/(LCH Group)	NOK	505,260	8/01/18	0.960%	6 Month NIBOR	(127,971)
Morgan Stanley & Co., LLC/(LCH Group)		130,990	8/04/18	1.008%	6 Month NIBOR	(51,794)
Morgan Stanley & Co., LLC/(LCH Group)		561,400	8/11/18	1.076%	6 Month NIBOR	(313,662)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	93,090	12/21/21	3 Month BKBM	3.059%	1,049,587
Morgan Stanley & Co., LLC/(LCH Group)	USD	15,180	11/07/26	1.675%	3 Month LIBOR	846,678
Morgan Stanley & Co., LLC/(LCH Group)		15,180	11/07/26	3 Month LIBOR	1.675%	53,333
Morgan Stanley & Co., LLC/(LCH Group)		11,410	11/08/26	1.657%	3 Month LIBOR	655,566
Morgan Stanley & Co., LLC/(LCH Group)		2,395	11/08/26	3 Month LIBOR	1.657%	8,201
Morgan Stanley & Co., LLC/(LCH Group)		11,410	11/09/26	1.672%	3 Month LIBOR	640,571

						$2,787,447

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	1.29%	$4,718	$(390,059)	$(128,357)	$(261,702)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.29	5,407	(447,021)	(152,528)	(294,493)
Sale Contracts
Citigroup Global Markets Ltd.
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,955	(248,578)	(282,100)	33,522
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,870	(233,407)	(263,577)	30,170
Credit Suisse International Anadarko Petroleum Corp., 6.950%, 6/15/19, 9/20/17*	1.00	0.12	12,540	57,521	(41,087)	98,608
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	5,023	(626,954)	(345,344)	(281,610)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	8,500	(1,060,942)	(624,582)	(436,360)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	2,160	(269,604)	(136,717)	(132,887)

16	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	5.81%	$6,266	$(782,101)	$(540,035)	$(242,066)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,375	(171,623)	(118,504)	(53,119)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,776	(221,674)	(156,318)	(65,356)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	3,438	(429,120)	(348,612)	(80,508)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	4,586	(583,110)	(349,666)	(233,444)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	4,853	(617,059)	(424,237)	(192,822)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	345	(43,866)	(42,980)	(886)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	3,315	(421,502)	(402,832)	(18,670)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	3,315	(421,503)	(402,990)	(18,513)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,496	(190,466)	(200,347)	9,881
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,727	(219,876)	(231,283)	11,407
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	3.02	7,805	(400,396)	(162,265)	(238,131)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	5,342	(681,462)	(653,713)	(27,749)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	2,418	(307,449)	(349,740)	42,291
Morgan Stanley Capital Services LLC CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,997	(249,259)	(149,662)	(99,597)

				$(8,959,510)	$(6,507,476)	$(2,452,034)

* Termination date

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2017
Credit Suisse First Boston	(0.50	)%*	3/28/18	$2,820,015

* Interest payment due from counterparty.

Schedule of Investments—Intermediate Duration Portfolio	17

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Corporates-Non-Investment Grade	$0	$0	$0	$2,820,015	$2,820,015

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $613,510,183 or 18.4% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2017.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	IO—Interest Only.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.49% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.482%, 4/25/26	4/29/16	$3,235,503	$3,271,376	0.10%
H/2 Asset Funding NRE Series 2015-1A 2.42%, 6/24/49	6/19/15	6,413,471	6,368,577	0.19%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.232%, 11/25/24	11/06/15	1,105,909	1,158,725	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.232%, 11/25/25	9/28/15	3,994,211	4,208,280	0.13%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.482%, 11/25/25	9/28/15	1,154,225	1,246,843	0.04%

(g)	Variable rate coupon, rate shown as of March 31, 2017.
(h)	Inverse interest only security.
(i)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(j)	Effective prepayment date of April 2017.
(k)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,854,675	0.09%

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

EURIBOR—Euro Interbank Offered Rate

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2017 (unaudited)

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–27.5%
United States–27.5%
U.S. Treasury Notes
0.50%, 4/30/17	U.S.$	6,477	$6,475,923
0.75%, 1/31/18		1,631	1,627,150
0.875%, 6/15/17–9/15/19		13,988	13,919,128
0.875%, 11/30/17(a)		18,414	18,400,337
1.125%, 1/31/19		6,398	6,385,255
1.25%, 12/31/18–4/30/19		9,382	9,379,707
1.375%, 2/15/20–1/31/21		7,289	7,246,033
1.625%, 3/15/20		11,000	11,039,534

Total Governments-Treasuries (cost $74,548,995)			74,473,067

CORPORATES-INVESTMENT GRADE–23.5%
Financial Institutions–16.0%
Banking–15.2%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,258,892
American Express Credit Corp. 2.125%, 3/18/19		684	687,003
Bank of America NA 1.65%, 3/26/18		860	860,301
Bank of Montreal 1.35%, 8/28/18		1,109	1,103,765
Barclays PLC 2.00%, 3/16/18		880	880,598
BB&T Corp. 2.25%, 2/01/19		834	839,896
BNP Paribas SA 2.375%, 9/14/17–5/21/20		2,172	2,173,810
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	990,870
Citigroup, Inc.
1.554% (LIBOR 3 Month + 0.52%), 5/01/17(c)		749	749,210
1.754% (LIBOR 3 Month + 0.70%), 11/24/17(c)		827	829,696
2.05%, 6/07/19		717	716,247
Compass Bank 1.85%, 9/29/17		950	949,734
Credit Agricole SA/London 3.00%, 10/01/17(b)		1,167	1,174,737
Credit Suisse AG/New York, NY Series G 1.375%, 5/26/17		1,196	1,196,132
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	987,600

Deutsche Bank AG Series G 2.85%, 5/10/19	U.S.$	717	$721,252
Goldman Sachs Group, Inc. (The) 2.201% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	740,045
HSBC USA, Inc. 1.70%, 3/05/18		737	737,435
Huntington National Bank (The)
2.20%, 11/06/18		940	943,694
2.375%, 3/10/20		650	652,080
ING Bank NV 2.50%, 10/01/19(b)		1,000	1,005,763
ING Groep NV 3.15%, 3/29/22		589	590,237
JPMorgan Chase & Co.
1.565% (LIBOR 3 Month + 0.51%), 3/01/18(c)		747	748,957
2.295%, 8/15/21		474	468,971
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,270,267
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	958,198
Mizuho Bank Ltd. 1.603% (LIBOR 3 Month + 0.45%), 9/25/17(b)(c)		1,613	1,614,807
Morgan Stanley
1.875%, 1/05/18		716	717,246
5.625%, 9/23/19		740	799,392
Nordea Bank AB 2.375%, 4/04/19(b)		975	982,039
PNC Bank NA 1.80%, 11/05/18		940	940,752
Royal Bank of Canada Series G 1.80%, 7/30/18		825	826,188
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	790,624
Societe Generale SA 2.75%, 10/12/17		1,220	1,226,832
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,038,335
Svenska Handelsbanken AB 1.50%, 9/06/19		995	982,443
UBS AG/Stamford CT Series G 1.80%, 3/26/18		1,372	1,372,947
US Bank NA/Cincinnati OH
1.40%, 4/26/19		870	863,414
1.45%, 1/29/18		1,000	999,830
1.519% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	717,599
Wells Fargo & Co.
2.125%, 4/22/19		1,190	1,194,772
3.069%, 1/24/23		554	556,742

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value

Westpac Banking Corp.
1.60%, 8/19/19	U.S.$	292	$289,022
1.65%, 5/13/19		1,150	1,141,467

			41,289,841

Insurance–0.8%
MetLife, Inc. 1.756%, 12/15/17		1,060	1,060,064
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	822,207
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	195,113

			2,077,384

			43,367,225

Industrial–7.0%
Basic–0.5%
Dow Chemical Co. (The) 8.55%, 5/15/19		584	661,952
Lubrizol Corp. (The) 8.875%, 2/01/19		616	693,444

			1,355,396

Capital Goods–0.4%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	263,778
2.10%, 1/10/20		729	728,679

			992,457

Communications-Media–0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		734	801,022

Communications-Telecommunications–0.9%
America Movil SAB de CV 5.00%, 3/30/20		620	664,562
AT&T, Inc. 1.40%, 12/01/17		1,696	1,696,187

			2,360,749

Consumer Cyclical-Automotive–2.0%
American Honda Finance Corp. 1.20%, 7/12/19		988	974,217
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,110,499
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	812,824
3.15%, 1/15/20		667	678,192
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	934,073
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	814,599

			5,324,404

Consumer Cyclical-Retailers–0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	225,321

Consumer Non-Cyclical–1.1%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19	U.S.$	688	$688,571
Celgene Corp. 2.125%, 8/15/18		794	796,938
Kroger Co. (The) 6.15%, 1/15/20		609	671,130
Molson Coors Brewing Co. 2.25%, 3/15/20(b)		267	267,096
Mylan NV 2.50%, 6/07/19		709	711,446

			3,135,181

Energy–0.7%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,242,724
Williams Partners LP 4.125%, 11/15/20		742	775,494

			2,018,218

Services–0.5%
eBay, Inc. 2.50%, 3/09/18		359	361,754
Visa, Inc. 2.20%, 12/14/20		984	987,473

			1,349,227

Technology–0.5%
Microsoft Corp. 1.10%, 8/08/19		700	692,181
QUALCOMM, Inc. 1.40%, 5/18/18		670	669,591

			1,361,772

			18,923,747

Utility–0.5%
Electric–0.5%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19		704	695,503
Georgia Power Co. 1.95%, 12/01/18		775	776,999

			1,472,502

Total Corporates-Investment Grade (cost $63,917,447)			63,763,474

ASSET-BACKED SECURITIES–17.9%
Autos-Fixed Rate–9.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		501	500,645
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		916	916,418

20	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20	U.S.$	579	$578,406
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(b)		6	5,656
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		913	915,311
Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,533	1,556,859
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		808	807,253
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		247	246,885
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,299	1,298,185
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		644	645,720
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		475	473,900
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		445	445,138
Series 2017-AA, Class A3 1.77%, 1/15/20(b)		609	608,316
Series 2017-BA, Class A1 1.20%, 4/16/18(b)		1,055	1,055,000
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(b)		227	226,968
Series 2015-1, Class A2 1.30%, 9/20/20(b)		404	403,495
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		239	238,260
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		699	698,792
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)		524	523,179
Series 2016-4, Class A2 1.96%, 2/16/21(b)		870	867,155
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		627	627,092

Series 2014-2, Class A 2.31%, 4/15/26(b)	U.S.$	1,062	$1,071,267
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	605,906
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		489	488,511
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		850	851,365
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		469	469,090
Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	712,183
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		621	620,105
Series 2015-1, Class A3 1.41%, 6/15/20		477	476,677
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	545,006
Series 2015-2A, Class A 2.02%, 9/25/19(b)		470	467,356
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		784	781,526
Series 2016-1A, Class A 2.32%, 3/25/20(b)		566	563,815
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		685	682,878
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)		475	474,652
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		488	487,995
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		487	487,272
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		850	855,152
Series 2016-3, Class A2 1.34%, 11/15/19		520	519,538
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		246	245,976
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(b)		439	438,859

Schedule of Investments—Short Duration Plus Portfolio	21

Principal Amount (000)			U.S. $ Value

Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(b)	U.S.$	90	$89,928
Series 2016-2A, Class A2 1.57%, 6/17/19(b)		337	336,552
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	838,694

			26,748,936

Credit Cards-Fixed Rate–2.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		644	644,077
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,063,618
Series 2015-2, Class A 1.56%, 3/15/21		534	533,156
Series 2015-4, Class A 1.72%, 8/16/21		523	523,152
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		679	678,353
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	1,003,198
Series 2015-3, Class A 1.74%, 9/15/21		650	650,442
Series 2016-1, Class A 2.04%, 3/15/22		684	686,692
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		509	509,522
Series 2016-B, Class A 1.44%, 6/15/22		1,015	1,012,171

			7,304,381

Other ABS-Fixed Rate–2.2%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		158	157,870
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		1,972	1,972,307
Series 2014-B, Class A4 1.61%, 5/17/21		1,084	1,085,379
Series 2015-A, Class A4 1.85%, 4/15/21		546	546,495
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)		195	194,725

Series 2017-1A, Class A 2.827%, 3/15/24(b)	U.S.$	420	$420,304
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)		307	306,300
Series 2016-3, Class A 3.05%, 12/26/25(b)		451	451,050
Series 2017-2, Class A
3.28%, 2/25/26(b)		520	519,942
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(b)		430	435,735

			6,090,107

Credit Cards-Floating Rate–1.8%
Chase Issuance Trust Series 2013-A6, Class A6 1.332% (LIBOR 1 Month + 0.42%), 7/15/20(c)		1,991	1,997,688
Discover Card Execution Note Trust Series 2014-A1, Class A1 1.342% (LIBOR 1 Month + 0.43%), 7/15/21(c)		895	899,797
Series 2015-A1, Class A1 1.262% (LIBOR 1 Month + 0.35%), 8/17/20(c)		836	837,844
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.392% (LIBOR 1 Month + 0.48%), 2/15/22(c)		1,123	1,126,248

			4,861,577

Autos-Floating Rate–1.3%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.482% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	841,471
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.408% (LIBOR 1 Month + 0.55%), 12/10/27(b)(c)		46	45,928
Series 2014-1, Class A 1.258% (LIBOR 1 Month + 0.40%), 4/10/28(b)(c)		267	266,856
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(b)(c)		798	797,999
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.328% (LIBOR 1 Month + 0.35%), 7/22/19(b)(c)		250	250,037
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.358% (LIBOR 1 Month + 0.38%), 7/20/19(c)		513	513,806

22	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2015-1, Class A
1.478% (LIBOR 1 Month + 0.50%), 1/20/20(c)	U.S.$	879	$880,550

			3,596,647

Home Equity Loans-Fixed Rate–0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		11	0

Total Asset-Backed Securities (cost $48,535,096)			48,601,648

COLLATERALIZED MORTGAGE OBLIGATIONS–8.6%
Risk Share Floating Rate–4.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.482% (LIBOR 1 Month + 4.50%), 4/25/26(c)(e)		357	357,749
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1 2.432% (LIBOR 1 Month + 1.45%), 9/25/24(c)		89	89,016
Series 2015-DNA3, Class M2 3.832% (LIBOR 1 Month + 2.85%), 4/25/28(c)		983	1,020,057
Series 2015-HQ2, Class M2 2.932% (LIBOR 1 Month + 1.95%), 5/25/25(c)		800	816,791
Series 2015-HQA1, Class M2 3.632% (LIBOR 1 Month + 2.65%), 3/25/28(c)		820	840,240
Series 2016-DNA2, Class M1 2.232% (LIBOR 1 Month + 1.25%), 10/25/28(c)		539	540,481
Series 2016-DNA3, Class M1 2.082% (LIBOR 1 Month + 1.10%), 12/25/28(c)		336	337,602
Series 2016-DNA4, Class M1 1.782% (LIBOR 1 Month + 0.80%), 3/25/29(c)		320	320,354
Series 2016-HQA1, Class M1 2.732% (LIBOR 1 Month + 1.75%), 9/25/28(c)		519	521,839
Series 2016-HQA2, Class M2 3.232% (LIBOR 1 Month + 2.25%), 11/25/28(c)		542	557,906
Series 2017-DNA1, Class M1 2.182% (LIBOR 1 Month + 1.20%), 7/25/29(c)		316	317,222
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.982% (LIBOR 1 Month + 2.00%), 10/25/23(c)		163	164,786

Series 2014-C01, Class M1 2.582% (LIBOR 1 Month + 1.60%), 1/25/24(c)	U.S.$	539	$544,191
Series 2014-C02, Class 1M1
1.932% (LIBOR 1 Month + 0.95%), 5/25/24(c)		520	522,096
Series 2014-C02, Class 2M1 1.932% (LIBOR 1 Month + 0.95%), 5/25/24(c)		296	296,041
Series 2015-C03, Class 1M1 2.482% (LIBOR 1 Month + 1.50%), 7/25/25(c)		8	7,607
Series 2016-C02, Class 1M1 3.132% (LIBOR 1 Month + 2.15%), 9/25/28(c)		524	531,381
Series 2016-C03, Class 1M1 2.982% (LIBOR 1 Month + 2.00%), 10/25/28(c)		974	988,848
Series 2016-C03, Class 2M1 3.182% (LIBOR 1 Month + 2.20%), 10/25/28(c)		408	412,971
Series 2016-C04, Class 1M1 2.432% (LIBOR 1 Month + 1.45%), 1/25/29(c)		256	258,283
Series 2016-C05, Class 2M1 2.332% (LIBOR 1 Month + 1.35%), 1/25/29(c)		241	242,452
Series 2016-C06, Class 1M1 2.282% (LIBOR 1 Month + 1.30%), 4/25/29(c)		779	785,136
Series 2017-C01, Class 1M1 2.282% (LIBOR 1 Month + 1.30%), 7/25/29(c)		374	375,767
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.732% (LIBOR 1 Month + 2.75%), 11/25/25(b)(c)		74	73,543
Series 2015-WF1, Class 2M1 3.832% (LIBOR 1 Month + 2.85%), 11/25/25(c)(e)		130	130,393

			11,052,752

Agency Floating Rate–2.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.412% (LIBOR 1 Month + 0.50%), 6/15/39(c)		867	866,072
Series 4286, Class VF 1.362% (LIBOR 1 Month + 0.45%), 12/15/43(c)		884	878,902
Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.332% (LIBOR 1 Month + 0.35%), 6/25/43(c)		824	821,590

Schedule of Investments—Short Duration Plus Portfolio	23

Principal Amount (000)			U.S. $ Value

Series 2014-49, Class AF 1.10% (LIBOR 1 Month + 0.32%), 8/25/44(c)	U.S.$	1,464	$1,459,187
NCUA Guaranteed Notes Trust
Series 2010-R3, Class 1A 1.337% (LIBOR 1 Month + 0.56%), 12/08/20(c)		2,164	2,172,693

			6,198,444

Agency Fixed Rate–2.0%
Federal Home Loan Mortgage Corp. REMICs
Series 3948, Class DA
3.00%, 12/15/24		1,287	1,312,266
Series 4029, Class NE
2.50%, 3/15/41		1,684	1,687,980
Federal National Mortgage Association REMICs
Series 2010-9, Class EA
3.50%, 1/25/24		387	392,611
Series 2014-54, Class LA
3.00%, 2/25/44		592	599,023
Series 2015-72, Class PC
3.00%, 10/25/43		1,431	1,460,683

			5,452,563

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust
Series 2007-FF2, Class A 1.47% (H15T 1 Year + 0.47%), 2/25/42(b)(c)		802	690,560

Total Collateralized Mortgage Obligations (cost $23,445,129)			23,394,319

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.4%
Non-Agency Fixed Rate CMBS–6.7%
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class XA
1.807%, 4/10/46(f)		11,816	620,301
Series 2015-GC29, Class A2
2.674%, 4/10/48		854	863,973
Commercial Mortgage Trust
Series 2013-CR6, Class A1
0.719%, 3/10/46		444	442,306
Series 2013-CR6, Class A2
2.122%, 3/10/46		824	827,352
Series 2013-LC6, Class A1
0.724%, 1/10/46		49	49,107
Series 2013-LC6, Class XA
1.673%, 1/10/46(f)		1,572	83,436
Series 2014-CR16, Class A2
3.042%, 4/10/47		1,068	1,087,905
Series 2014-CR19, Class A2
2.965%, 8/10/47		1,300	1,322,052

Credit Suisse Commercial Mortgage Trust
Series 2007-C4, Class A4 5.958%, 9/15/39	U.S.$	534	$536,315
GS Mortgage Securities Corp. II
Series 2013-GC10, Class XA 1.591%, 2/10/46(f)		9,716	680,699
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.949%, 8/10/45		155	154,633
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.54%, 11/15/43(b)		546	565,395
Series 2013-C13, Class A2 2.665%, 1/15/46		1,250	1,263,412
Series 2013-C16, Class A2 3.07%, 12/15/46		1,286	1,303,663
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		1,374	1,390,453
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,058,451
Series 2015-C29, Class A2 2.921%, 5/15/48		500	509,708
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		317	316,143
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	570,263
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		910	930,859
Series 2015-C23, Class A2 2.982%, 7/15/50		775	789,551
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		335	336,775
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A1 0.779%, 3/10/46		276	275,231
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		21	21,124
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		97	96,629
Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	469,661
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)		516	550,115

24	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)				U.S. $ Value

Series 2012-C10, Class XA 1.678%, 12/15/45(b)(f)	U.S.$		1,337	$89,592
Series 2012-C6, Class XA 2.134%, 4/15/45(b)(f)			746	58,782
Series 2012-C9, Class A1 0.673%, 11/15/45			74	73,626
Series 2014-C24, Class A2 2.863%, 11/15/47			750	763,803

				18,101,315

Non-Agency Floating Rate CMBS–1.1%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.843% (LIBOR 1 Month + 1.90%), 11/15/21(b)(c)			724	725,270
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.832% (LIBOR 1 Month + 0.92%), 6/15/29(b)(c)			906	907,129
Series 2015-SGP, Class A 2.612% (LIBOR 1 Month + 1.70%), 7/15/36(b)(c)			470	472,637
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.993% (LIBOR 1 Month + 1.05%), 4/15/32(b)(c)			97	96,408
Starwood Retail Property Trust Series 2014-STAR, Class A 2.132% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)			969	961,319

				3,162,763

Agency CMBS–0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23			1,546	1,579,312
Government National Mortgage Association Series 2006-51, Class IO 0.957%, 8/16/46(f)			489	15,731

				1,595,043

Total Commercial Mortgage-Backed Securities (cost $23,048,973)				22,859,121

INFLATION-LINKED SECURITIES–6.6%
United States–6.6%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)			13,472	13,670,385
1.125%, 1/15/21 (TIPS)			4,023	4,236,237

Total Inflation-Linked Securities (cost $17,844,122)				17,906,622

MORTGAGE PASS-THROUGHS–1.5%
Agency ARMs–0.0%
Federal National Mortgage Association
Series 2007 2.66% (LIBOR 6 Month + 1.43%), 1/01/37(c)	U.S.$		4	$4,412

Agency Fixed Rate 15-Year–0.4%
Federal Home Loan Mortgage Corp. Gold
5.00%, 7/01/25			351	372,742
6.50%, 3/01/26			507	548,344
Federal National Mortgage Association 6.00%, 12/01/21			4	4,351

				925,437

Agency Fixed Rate 30-Year–1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40			1,815	2,011,182
Government National Mortgage Association
5.00%, 10/15/39			753	839,869
Series 2002
7.50%, 3/15/32			87	105,059

				2,956,110

Total Mortgage Pass-Throughs (cost $3,841,607)				3,885,959

COVERED BONDS–0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(b) (cost $1,554,302)			1,555	1,553,787

SHORT-TERM INVESTMENTS–5.4%
Governments-Treasuries–5.4%
Japan–5.4%
Japan Treasury Discount Bill
Series 650 Zero Coupon, 6/12/17		JPY	350,000	3,145,314
Series 669 Zero Coupon, 6/12/17			1,280,000	11,504,846

Total Governments-Treasuries (cost $14,458,893)				14,650,160

Total Investments—100.0% (cost $271,194,564)				271,088,157

Other assets less liabilities—0.0%				6,002

Net Assets—100.0%				$271,094,159

Schedule of Investments—Short Duration Plus Portfolio	25

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	445	June 2017	$96,198,467	$96,321,642	$123,175
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	15	June 2017	1,863,257	1,868,438	(5,181)

					$117,994

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	1,556,720	USD	13,908	4/07/17	$(76,736)
Morgan Stanley & Co.	JPY	1,547,000	USD	13,666	4/26/17	(240,460)
State Street Bank & Trust Co.	USD	4,954	JPY	550,000	5/11/17	(6,775)

						$(323,971)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00%	5.81%	$504	$(62,907)	$(34,651)	$(28,256)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	860	(107,342)	(63,193)	(44,149)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	209	(26,087)	(13,229)	(12,858)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	607	(75,764)	(52,314)	(23,450)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	132	(16,475)	(11,376)	(5,099)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	168	(20,969)	(14,787)	(6,182)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	330	(41,190)	(33,462)	(7,728)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	445	(56,582)	(33,930)	(22,652)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	499	(63,448)	(43,621)	(19,827)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	3.02	800	(41,040)	(16,632)	(24,408)

				$(511,804)	$(317,195)	$(194,609)

* Termination date

26	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $40,910,034 or 15.1% of net assets.
(c)	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2017.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.18% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.482%, 4/25/26	4/29/16	$356,731	$357,749	0.13%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	11,004	0	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.832%, 11/25/25	9/28/15	130,368	130,393	0.05%

(f)	IO—Interest Only.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

H15T—U.S. Treasury Yield Curve Rate T Note Constant

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	27

SCB–TAX–1944–0317

Sanford C. Bernstein Fund, Inc.

March 31, 2017

Schedule of Investments To the Semi-Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2017 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.6%
Long-Term Municipal Bonds–86.4%
Arizona–5.5%
City of Phoenix Civic Improvement Corp. Series 2009A 5.00%, 7/01/17	$2,300	$2,323,253
Series 2014B 5.00%, 7/01/18	2,155	2,263,030
Series 2016 5.00%, 7/01/20	2,500	2,789,025
Gilbert Water Resource Municipal Property Corp. Series 2016 5.00%, 7/01/18	1,745	1,832,931

		9,208,239

California–5.9%
County of Riverside CA Series 2016 3.00%, 6/30/17	6,030	6,061,718
County of Ventura CA Series 2016 2.00%, 7/01/17	3,805	3,815,083

		9,876,801

Connecticut–3.8%
State of Connecticut Series 2016A 5.00%, 3/15/19	5,935	6,345,761

Delaware–0.9%
State of Delaware Series 2014B 5.00%, 7/01/18	1,365	1,433,946

District of Columbia–2.7%
Washington Metropolitan Area Transit Authority Series 2016A 5.00%, 7/01/18	4,265	4,470,147

Florida–5.8%
Florida State Board of Education (State of Florida) Series 2015C 5.00%, 6/01/17	4,415	4,443,698
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(b)(c)	55	25,850
Series 2010A-1 6.125%, 5/01/35	30	30,032
Series 2010A-2 6.125%, 5/01/35	60	60,065
Principal Amount (000)		U.S. $ Value

Series 2010B 5.125%, 5/01/17	$40	$39,992
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	70	70,781
Seacoast Utility Authority Series 2016A 5.00%, 3/01/20	1,880	2,077,682
State of Florida Lottery Revenue Series 2012A 5.00%, 7/01/17	2,850	2,878,757

		9,626,857

Georgia–2.8%
State of Georgia Series 2009I 5.00%, 7/01/18	4,445	4,668,984

Kentucky–0.7%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,159,290

Louisiana–1.7%
Louisiana Public Facilities Authority (Tulane University) Series 2016A 5.00%, 12/15/19	2,515	2,739,564
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(a)(c)(d)	670	130,650

		2,870,214

Maryland–3.2%
State of Maryland Series 2014A 5.00%, 3/01/19	1,075	1,155,313
State of Maryland Department of Transportation Series 2015B 5.00%, 2/15/18	4,000	4,143,120

		5,298,433

Massachusetts–4.7%
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	7,700	7,803,026

Michigan–2.5%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) AGM Series 2006D 1.269% (LIBOR 3 Month + 0.60%), 7/01/32(e)	1,530	1,323,297

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	$2,690	$2,918,112

		4,241,409

Nebraska–2.8%
City of Lincoln NE Electric System Revenue Series 2016 5.00%, 9/01/18	1,400	1,476,944
Lancaster County School District 001 Series 2016 5.00%, 1/15/20	2,955	3,258,242

		4,735,186

Nevada–0.8%
Las Vegas Valley Water District Series 2015A 4.00%, 6/01/18	1,305	1,350,779

New Jersey–5.1%
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,926,417
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	190	201,136
Series 2015X 5.00%, 6/15/19	3,000	3,159,060
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	2,100	2,134,398
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/19	1,000	1,055,000

		8,476,011

New York–0.8%
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/18	1,335	1,383,941

North Carolina–1.1%
State of North Carolina Series 2013E 5.00%, 5/01/18	1,710	1,784,830

Ohio–2.2%
State of Ohio Major New State Infrastrucure Project Series 20082008-1 5.50%, 6/15/20 (Pre-refunded/ETM)	2,500	2,634,750

State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 5.00%, 12/15/17	$1,000	$1,028,730

		3,663,480

Oregon–3.6%
City of Portland OR Sewer System Revenue Series 2016B 5.00%, 6/15/19	5,540	6,009,626

Pennsylvania–5.4%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18–7/01/19	6,090	6,507,978
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(b)(c)	65	650
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	2,485	2,573,292

		9,081,920

Texas–11.8%
Austin Community College District Public Facility Corp. Series 2015 3.00%, 8/01/17	1,100	1,107,865
Fort Worth Independent School District Series 2016 5.00%, 2/15/20	5,385	5,949,133
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	1,000	1,000,900
Tarrant Regional Water District Series 2015 5.00%, 3/01/18	2,760	2,862,065
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	1,290	1,322,882
Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	2,500	2,612,450
5.00%, 10/01/23	2,150	2,547,857
University of Houston Series 2017A 5.00%, 2/15/20	2,065	2,273,359

		19,676,511

2	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Virginia–2.4%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	$1,385	$1,385,000
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2016A 5.00%, 8/01/19	2,440	2,654,622

		4,039,622

Washington–7.4%
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	3,000	3,030,030
Series 2011A 5.00%, 7/01/18	1,335	1,401,750
King County School District No 45 Bellevue Series 2015 5.00%, 12/01/18	1,225	1,304,821
King County School District No 415 Kent Series 2017 5.00%, 12/01/20	4,530	5,100,463
State of Washington Series 2017D 5.00%, 2/01/20	1,380	1,523,037

		12,360,101

West Virginia–1.4%
State of West Virginia Series 2015A 5.00%, 6/01/18	2,180	2,280,672

Wisconsin–1.4%
State of Wisconsin Series 2011A 5.00%, 5/01/18	2,175	2,269,700

Total Long-Term Municipal Bonds (cost $144,890,376)		144,115,486

Short-Term Municipal Notes–13.2%
California–3.0%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1997B 0.90%, 11/01/26(f)	5,000	5,000,000

Kentucky–1.2%
Louisville Regional Airport Authority (United Parcel Service, Inc.) Series 1999B 0.98%, 1/01/29(f)	$2,000	$2,000,000

Ohio–3.6%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2016C 0.90%, 11/15/39(f)	6,000	6,000,000

Pennsylvania–1.8%
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2005B 0.86%, 5/01/30(f)	3,000	3,000,000

Texas–3.6%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) 0.85%, 11/01/51(f)	6,000	6,000,000

Total Short-Term Municipal Notes (cost $22,000,000)		22,000,000

Total Municipal Obligations (cost $166,890,376)		166,115,486

SHORT-TERM INVESTMENTS–2.8%
Time Deposit–2.8%
State Street Time Deposit 0.09%, 4/03/17 (cost $4,736,202)	4,736	4,736,202

Total Investments—102.4% (cost $171,626,578)		170,851,688

Other assets less liabilities—(2.4)%		(4,025,298)

Net Assets—100.0%		$166,826,390

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$1,300	7/11/22	0.745%	SIFMA	*	$58,766

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(a)	Non-income producing security.
(b)	Defaulted matured security.
(c)	Illiquid security.
(d)	Defaulted.
(e)	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2017.
(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.8% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

ETM—Escrowed to Maturity

GARVEE—Grant Anticipation Revenue Vehicle

LIBOR—London Interbank Offered Rates

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2017 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.8%
Long-Term Municipal Bonds–88.2%
Alabama–1.4%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/25	$1,390	$1,655,643
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	20,698,342
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	34,519,966
Series 2009B 5.00%, 5/01/17	12,955	12,994,513
Series 2014B 5.00%, 1/01/22	3,200	3,685,056
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,249,662
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	14,903,730

		94,706,912

Alaska–0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	15,079,966
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	8,667,882
Series 2015D 5.00%, 9/01/21	3,565	4,078,574
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/27	26,905	31,664,178

		59,490,600

Arizona–1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,670,014

4	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	$17,210	$19,613,549
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,234,523
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,451,761
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	39,113,040
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,034,866
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	21,796,929
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,452,822
Maricopa County Community College District Series 2016 5.00%, 7/01/18	9,620	10,104,752
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,632,159

		113,104,415

California–7.9%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	18,214,502
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,165,660
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,986,565
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,429,330
Series 2016 5.00%, 4/01/28–11/01/28	21,990	26,020,768
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	27,171,102

Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	$3,255	$3,654,356
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	700	750,638
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	11,243,527
Series 2011C 5.00%, 5/01/22	5,880	6,598,360
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,870,126
State of California Series 2008 5.00%, 4/01/18	5,000	5,203,400
Series 2009 5.25%, 10/01/20	5,085	5,592,432
Series 2013 5.00%, 11/01/24–11/01/25	43,465	51,182,304
Series 2014 5.00%, 5/01/25–5/01/29	130,465	153,040,477
Series 2015 5.00%, 8/01/22	15,765	18,366,225
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17–5/01/19	183,675	195,273,729

		536,763,501

Colorado–0.9%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18–12/01/20	9,035	9,819,762
City & County of Denver CO Airport System Revenue Series 2016A 5.00%, 11/15/23	4,085	4,812,620
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	22,074,983
Series 2011A 5.50%, 11/15/19	2,290	2,530,496
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,517,718
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)	13,168	2,765,280

Schedule of Investments—Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	$2,800	$3,021,620
5.25%, 1/15/24–7/15/24	7,745	8,342,307
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,297,433

		62,182,219

Connecticut–2.0%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,802,438
Series 2014A 5.00%, 3/01/28	6,360	7,194,496
Series 2016A 5.00%, 3/15/20–3/15/22	51,430	57,616,491
Series 2016B 5.00%, 5/15/21	17,090	19,146,440
Series 2016E 5.00%, 10/15/24–10/15/25	20,025	23,206,715
Series 2016G 5.00%, 11/01/19	4,845	5,273,831
Series 2017A 5.00%, 4/15/22(d)	8,450	9,574,948
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	9,823,624

		135,638,983

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,320,207

District of Columbia–1.4%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	69,078,630
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,449,556
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,347,127
Series 2010F-1 5.00%, 10/01/20	11,905	13,363,720

		96,239,033

Florida–5.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	17,445,023

Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	$6,640	$7,349,218
Series 2011A-1 5.00%, 6/01/19	15,975	17,276,962
Series 2012A 5.00%, 6/01/22	27,105	31,241,223
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,820	23,199,254
Series 2015A 5.00%, 6/01/22	1,795	2,052,098
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,455,491
Collier County School Board COP Series 2015 5.00%, 2/15/18–2/15/19	12,210	12,949,240
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,731,250
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,823,428
5.625%, 10/01/25	2,550	2,891,904
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	8,182,377
Series 2015B 5.00%, 7/01/22	3,715	4,314,787
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,762,951
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(c)(e)	985	256,100
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,012,993
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,528,838
Series 2012A 5.00%, 7/01/22	10,225	11,875,826
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,418,276
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,131,449

6	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2015A 5.00%, 6/01/18	$7,655	$8,014,020
Series 2015B 5.00%, 6/01/17	11,470	11,544,555
Series 2017F 5.00%, 6/01/21	2,775	3,169,633
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21–7/01/22	11,640	13,364,935
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,091,172
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,725,132
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,205	8,016,459
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,610,066
Manatee County School District COP Series 2016A 5.00%, 7/01/28–7/01/29	14,010	15,570,535
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(f)	11,765	12,043,595
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	53,259,658
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(c)(e)	510	239,700
Series 2010A-1 6.125%, 5/01/35	215	215,232
Series 2010A-2 6.125%, 5/01/35	490	490,529
Series 2010B 5.125%, 5/01/17	345	344,934
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,415	1,430,791
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,064,644
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,466,607

South Broward Hospital District Series 2015 5.00%, 5/01/27	$3,325	$3,868,438
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,633,620
State of Florida Series 2012B 5.00%, 7/01/18	8,460	8,885,200
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,286,124
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,347,865
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,917,560
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24–10/01/25	4,750	5,690,353

		364,190,045

Georgia–2.0%
Catoosa County School District Series 2016 5.00%, 8/01/19	1,335	1,452,747
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	24,866,327
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	9,721,958
5.25%, 1/01/20	6,500	7,197,775
5.50%, 1/01/21	7,500	8,601,375
5.75%, 1/01/22–1/01/23	20,000	23,036,670
5.875%, 1/01/24	2,925	3,373,519
Series 2014A 5.00%, 1/01/28	12,250	14,245,280
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,717,459
Forsyth County School District Series 2013 5.00%, 2/01/21	1,625	1,840,654
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,256,961
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/18	1,960	2,027,836

Schedule of Investments—Diversified Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

State of Georgia Series 2009I 5.00%, 7/01/18	$14,580	$15,314,686
Series 2016A 5.00%, 2/01/22	15,280	17,712,270

		133,365,517

Hawaii–1.0%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21	3,690	4,019,369
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,483,813
Series 2010A 5.00%, 7/01/24	16,500	18,485,610
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	28,840	33,919,697
Series 2016F 5.00%, 10/01/20–10/01/25	9,755	11,456,837

		71,365,326

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	7,937,441

Illinois–4.4%
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,539,410
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	2,595	2,625,725
County of Du Page IL Series 1993 5.60%, 1/01/21	4,790	5,249,888
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.00%, 1/01/19(g)	4,475	4,602,314
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,354,493
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	49,075,607
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	37,983,599

Series 2014D 5.00%, 1/01/23	$1,165	$1,348,091
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	25,860,348
5.00%, 6/15/23 (Pre-refunded/ETM)	565	657,005
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,276,384
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	720	793,692
NATL Series 2001B 5.50%, 6/01/17	1,025	1,032,411
State of Illinois Series 2010 5.00%, 1/01/19	10,000	10,358,300
Series 2012 5.00%, 8/01/21–8/01/25	22,260	23,225,793
Series 2013 5.00%, 7/01/19–7/01/20	12,290	12,859,611
5.50%, 7/01/24	5,405	5,829,833
Series 2013A 5.00%, 4/01/23	4,390	4,645,674
Series 2014 5.00%, 5/01/22–5/01/27	50,185	52,726,315
Series 2016 5.00%, 6/01/22–2/01/24	19,790	20,939,670
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,610	1,733,584
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,364,707
Series 2016C 5.00%, 6/15/22	2,525	2,868,829
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(c)(e)	5,078	997,827
Village of Matteson IL Series 2010 8.00%, 12/01/29(h)	19,775	12,606,958

		301,556,068

Indiana–0.1%
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25–9/01/28	6,760	7,299,628

8	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Iowa–0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17–8/01/18	$10,770	$11,131,685

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	16,115,017
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18–10/01/19	5,255	5,623,877

		21,738,894

Kentucky–0.5%
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	9,723,257
Series 2016A 5.00%, 7/01/21–7/01/27	19,425	22,606,054

		32,329,311

Louisiana–0.6%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,453,639
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	6,190	6,267,127
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	8,415	9,330,806
Series 2010A 5.00%, 10/01/23	7,720	8,557,311
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/18	1,575	1,629,889
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)(c)	1,695	288,150
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,238,664

State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	$3,250	$3,890,412

		41,655,998

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,160,700

Maryland–0.5%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,901,975
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	20,098,633
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,281,116
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,033,100

		31,314,824

Massachusetts–2.1%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,413,181
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,143,389
Series 2013B 5.00%, 8/01/17–8/01/20	69,345	73,082,157
Series 2014C 5.00%, 8/01/20	1,045	1,169,940
Series 2016A 2.00%, 4/24/17	16,020	16,031,374
Series 2016B 5.00%, 7/01/23	3,865	4,571,638
AGM Series 2006C 3.38%, 11/01/19(g)	1,815	1,836,925
NATL Series 2000E 1.245%, 12/01/30(i)	7,750	7,141,129
NATL Series 2000F 1.245%, 12/01/30(i)	6,700	6,173,635
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,160,692
Series 2014 5.00%, 6/15/20	7,170	8,002,078
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,179,827

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	$2,820	$3,235,978
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	12,480,201

		143,622,144

Michigan–3.7%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/19–7/01/20	20,980	22,696,056
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016C 5.00%, 7/01/24–7/01/25	12,505	14,534,335
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,409,355
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	515,620
3.60%, 10/01/21	500	519,760
3.80%, 10/01/22	500	523,975
3.875%, 10/01/23	2,000	2,094,060
4.00%, 10/01/24	3,000	3,142,380
4.50%, 10/01/29	12,065	12,475,693
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	46,045,155
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,330	62,780,300
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,572,882
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	2,025	2,060,822
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	15,418,584

5.50%, 12/01/26–12/01/27	$7,220	$8,818,514
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,486,380
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	12,585,009
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,854,201
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,083,961
5.00%, 5/01/20	4,635	5,102,625
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,124,950
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	9,660	10,494,681
5.00%, 11/15/22 (Pre-refunded/ETM)	2,865	3,140,900
5.00%, 11/15/23 (Pre-refunded/ETM)	1,575	1,726,673

		250,206,871

Minnesota–1.0%
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,018,641
Series 2014E 4.00%, 8/01/17	12,610	12,741,522
Series 2015B 5.00%, 8/01/22	3,745	4,383,710
Series 2015D 5.00%, 8/01/18	12,245	12,894,965
Series 2016A 5.00%, 8/01/18	11,140	11,731,311
Series 2016B 5.00%, 8/01/18	5,470	5,760,348
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	4,970,178

		66,500,675

Missouri–0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18–12/01/19	7,290	7,798,923
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,057,770

		10,856,693

10	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25–2/15/28	$14,990	$17,409,556

Nevada–4.3%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	21,604,882
Clark County School District Series 2008A 5.00%, 6/15/21 (Pre-refunded/ETM)	5,000	5,239,850
Series 2013B 5.00%, 6/15/17	6,780	6,834,850
Series 2015A 5.00%, 6/15/18	70,485	73,771,716
Series 2015B 5.00%, 6/15/22	17,785	20,499,347
Series 2016D 5.00%, 6/15/24	26,915	31,766,160
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,938,543
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,401,675
Series 2016A 5.00%, 11/01/24	7,080	8,461,166
Series 2016B 5.00%, 11/01/18–11/01/23	26,280	29,812,359
Series 2017 5.00%, 6/01/24	6,500	7,731,880
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,775,646
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,095,935
County of Clark NV (Las Vegas-McCarran International Airport) Series 2008A 5.25%, 7/01/17	16,695	16,872,468
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,446,870
Series 2016B 5.00%, 6/01/28	4,590	5,502,905
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	17,303,380

Series 2015D 5.00%, 4/01/23	$10,205	$11,987,813

		292,047,445

New Jersey–5.2%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,196,846
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,136,817
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,917,626
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,688,569
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,211,980
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,820,809
5.50%, 9/01/21	370	400,151
Series 2011G 5.00%, 9/01/20	290	306,997
Series 2013 5.00%, 3/01/20	13,965	14,740,197
Series 2014P 5.00%, 6/15/20	1,425	1,509,802
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	15,042,139
Series 2015X 5.00%, 6/15/19	10,585	11,146,217
Series 2017B 5.00%, 11/01/20–11/01/21	33,960	36,057,012
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,529,540
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,190,305
5.50%, 1/01/26–1/01/27	2,000	2,266,390
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20–9/01/22	23,625	27,040,296

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21(d)	$3,750	$4,140,541
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	44,040	47,248,044
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,013,144
5.50%, 12/15/21	6,155	6,716,705
Series 2011B 5.00%, 6/15/20	1,310	1,390,002
Series 2013A 5.00%, 6/15/20	3,960	4,201,837
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	14,516,703
Series 2014A 5.00%, 1/01/27–1/01/29	75,940	87,730,624
Series 2014C 5.00%, 1/01/24	14,720	17,318,080
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,905,967
NATL Series 2000B 1.383%, 1/01/30(i)	19,450	17,862,783

		353,246,123

New York–11.1%
City of New York NY Series 2009C 5.00%, 8/01/17–8/01/22	18,190	19,547,211
Series 2010B 5.00%, 8/01/17–8/01/19	18,470	19,620,944
Series 2013B 5.00%, 8/01/19	34,575	37,590,977
Series 2013I 5.00%, 8/01/19	7,260	7,893,290
Series 2013J 5.00%, 8/01/19–8/01/20	16,575	18,066,843
Series 2014A 5.00%, 8/01/27	1,130	1,322,032
Series 2015A 5.00%, 8/01/22–8/01/23	12,040	14,010,460
Series 2015B 5.00%, 8/01/23	6,370	7,491,184
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,899,041
Series 2012E 5.00%, 11/15/24	6,055	7,014,475
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	64,289,140

Series 2012H 5.00%, 11/15/26	$6,065	$6,980,876
Series 2013B 5.00%, 11/15/26	9,505	11,032,454
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	9,564,599
Series 2014C 5.00%, 11/15/27	5,000	5,846,250
AGC Series 2003B 5.25%, 11/15/20	8,415	9,545,471
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,237,063
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	39,614,579
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	26,617,731
Series 2012A 5.00%, 8/01/25	12,345	14,232,550
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	64,453,373
Series 2012E 5.00%, 11/01/21	8,545	9,833,159
Series 2015C 5.00%, 11/01/18	2,090	2,220,750
Series 2017 5.00%, 11/01/26	5,570	6,764,709
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	27,252,775
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,042,344
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	14,895,015
Series 2011E 5.00%, 8/15/21	3,880	4,447,605
Series 2012A 5.00%, 12/15/22	20,745	24,322,060
Series 2012B 5.00%, 3/15/22	21,800	25,231,320
Series 2013A 5.00%, 2/15/20	4,635	5,121,953
Series 2014C 5.00%, 3/15/27	2,015	2,358,094

12	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.243%, 5/01/34(i)	$6,800	$6,289,007
AMBAC Series 2001B 1.085%, 10/01/36(i)	11,425	10,560,265
1.12%, 10/01/36(i)	11,000	10,167,465
XLCA Series 2004A 1.085%, 1/01/39(i)	10,000	8,942,860
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,704,554
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,290,571
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17–4/01/18	47,425	47,834,800
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	73,844,884
Series 2013D 5.00%, 3/15/23	32,000	37,590,080
Series 2016A 5.00%, 3/15/24	4,010	4,763,439
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,823,344

		751,171,596

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,068,369
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,983,290

		17,051,659

Ohio–3.0%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,123,417
Series 2016A 3.00%, 8/15/18	10,875	11,178,739

County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	$93,725	$104,933,019
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	3,900,142
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	6,325	5,801,290
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	64,882,321
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,556,147
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,867,555

		206,242,630

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20–7/01/28	9,270	9,729,099
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,660	2,922,994

		12,652,093

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,118,025
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,100,140
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,548,141
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,406,932
5.00%, 11/01/22 (Pre-refunded/ETM)	3,120	3,416,057

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

5.00%, 11/01/23 (Pre-refunded/ETM)	$1,115	$1,220,802
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	10,275	11,209,927

		33,020,024

Pennsylvania–4.8%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,630,093
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,079,985
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	4,978,832
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,844,637
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	19,656,744
Series 2011A 5.00%, 6/15/19	4,025	4,332,430
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24–10/01/26	17,425	20,661,470
Commonwealth of Pennsylvania Series 2014 5.00%, 6/15/17–7/01/17	25,140	25,357,213
Series 2016 5.00%, 9/15/24	9,575	11,220,081
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19–7/01/19	23,505	25,489,812
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	58,159,986
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/17–6/01/19	38,140	39,585,418
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,879,235
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17–9/01/20	31,615	33,893,264
5.125%, 9/01/22	9,080	10,075,985

Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	$12,245	$13,398,960
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,257,780
Series 2016F 5.00%, 9/01/23–9/01/24	29,145	32,261,432

		326,763,357

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,320,609

Rhode Island–0.7%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,381,123
AGC Series 2009A 5.25%, 6/15/17 (Pre-refunded/ETM)	7,955	8,023,493
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,139,340
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,668,525
5.75%, 8/01/19 (Pre-refunded/ETM)	4,460	4,687,237
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	16,385,000

		50,284,718

South Carolina–0.2%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,328,706
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,342,249
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,145,425

		12,816,380

14	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$2,115	$2,386,291

Texas–8.3%
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,519,164
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	775	824,871
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,288,840
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,349,769
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	1,490	1,494,068
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	21,351,638
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,619,062
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	8,290,650
Series 2015 5.00%, 2/15/21	3,240	3,581,561
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,185,244
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,384,044
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,187,331
AGM Series 2000P 1.92%, 7/01/30(i)	1,250	1,160,847
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,700,608

City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	$24,850	$28,876,443
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,423,233
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/21 (Pre-refunded/ETM)	5,040	5,208,840
Series 2009D 5.00%, 2/01/20	47,315	50,616,641
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,228,963
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	19,966,610
Series 2014A 5.00%, 10/01/17	4,820	4,919,051
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,826,120
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	19,707,522
Series 2014A 5.25%, 11/01/28	11,550	13,141,128
Harris County Hospital District Series 2016 5.00%, 2/15/20–2/15/27	7,155	8,048,311
Houston Independent School District Series 2014 5.00%, 2/15/18	16,790	17,384,870
Series 2016A 5.00%, 2/15/23	5,070	5,940,823
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21–1/01/24	16,745	19,189,711
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	14,276,646
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,722,600
5.25%, 9/01/25–9/01/26	35,940	41,473,543
Permanent University Fund Series 2015A 5.00%, 7/01/17	3,155	3,186,897
San Antonio Water System Series 2011A 5.00%, 5/15/23–5/15/26	21,200	23,480,111

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Series 2013E 5.00%, 5/15/25	$3,000	$3,519,000
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23–2/01/24	6,715	7,900,177
Series 2015B 5.00%, 2/01/23–2/01/24	10,435	12,274,499
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,348,727
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	33,370	38,038,157
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	6,312,020
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	6,243,162
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,471,611
Series 2014 4.00%, 10/01/17	5,400	5,484,132
Series 2014A 5.00%, 10/01/23	13,680	16,211,484
Series 2015A 5.00%, 10/01/23	10,615	12,579,306
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	3,500	3,503,150
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,090,200
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17–1/01/18	11,180	11,207,400
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,380,000
Series 2015 5.00%, 10/01/23	16,920	20,051,046
University of Houston Series 2017A 5.00%, 2/15/19–2/15/21	19,955	22,040,090
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,757,659

		565,967,580

Utah–0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,750,626

Davis School District 5.00%, 6/01/22(d)	$1,000	$1,164,360
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,448,341

		15,363,327

Virginia–1.6%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	6,760,000
Series 2015C 4.00%, 10/01/17	25,985	26,393,744
5.00%, 10/01/18	13,855	14,686,854
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	5,112,805
Series 2015B 5.00%, 9/01/20–9/01/22	35,675	40,810,119
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2015 4.00%, 8/01/19	12,645	13,468,316

		107,231,838

Washington–8.5%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,434,093
Series 2011B 5.00%, 7/01/21	5,000	5,623,900
5.25%, 7/01/22	3,670	4,093,738
City of Seattle WA Series 2016A 5.00%, 4/01/18	3,150	3,277,827
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,341,273
City of Seattle WA Municipal Light & Power Revenue Series 2016C 5.00%, 10/01/21	11,130	12,778,464
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20–8/01/22	9,340	10,661,722
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,524,673
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,939,333

16	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)	$1,160	$1,309,768
5.00%, 1/01/23	3,255	3,652,501
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,651,276
Series 2012A 5.00%, 7/01/18–7/01/21	96,445	103,835,179
Series 2016A 5.00%, 7/01/25–7/01/27	50,640	61,175,442
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,620,770
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,336,723
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,355	2,508,452
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,156,825
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,197,034
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	4,072,378
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,133,016
State of Washington Series 2012 5.00%, 7/01/22–7/01/23	27,935	32,491,190
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	26,387,228
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,051,150
Series 2014 4.00%, 7/01/17	17,610	17,748,238
Series 2014R 5.00%, 7/01/17	5,285	5,339,066
Series 20152 5.00%, 7/01/20–7/01/23	51,080	58,475,005
Series 2015A-1 5.00%, 8/01/22–8/01/23	27,765	32,598,202
Series 2015B 5.00%, 2/01/22	4,480	5,172,832
Series 2016R 5.00%, 8/01/20	7,855	8,788,724
Series 2017R 5.00%, 8/01/22	7,700	8,979,047
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	41,938,353

Series 2013C 5.00%, 9/01/19	$6,060	$6,596,795
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,740,077
Series 2015C 5.00%, 7/01/21–7/01/23	26,825	31,061,875
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	36,442,801

		579,134,970

West Virginia–0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.593%, 2/15/34(i)	3,200	2,938,925

Wisconsin–0.5%
State of Wisconsin Series 2014-2 5.00%, 5/01/17	23,330	23,400,923
Series 2014B 5.00%, 5/01/17	3,610	3,620,975
Wisconsin Department of Transportation NATL Series 2007I 5.00%, 7/01/17	2,000	2,020,120
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,096,850
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,145,320

		31,284,188

Total Long-Term Municipal Bonds (cost $5,851,425,376)		5,989,010,999

Short-Term Municipal Notes–4.6%
California–1.1%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1996 0.83%, 11/01/26(j)	30,000	30,000,000
Series 1997B 0.90%, 11/01/26(j)	21,800	21,800,000
Irvine Ranch Water District Series 2013A 0.80%, 10/01/41(j)	25,645	25,645,000

		77,445,000

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Louisiana–0.4%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Exxon Mobil Corp.) Series 1993 0.88%, 3/01/22(j)	$30,100	$30,100,000

Mississippi–0.8%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010G 0.88%, 11/01/35(j)	53,150	53,150,000

Missouri–0.3%
Health & Educational Facilities Authority of the State of Missouri (St Louis University/US) Series 2014B 0.89%, 10/01/24(j)	20,550	20,550,000

New York–0.9%
City of New York NY Series 2013D 0.88%, 8/01/40(j)	10,050	10,050,000
Series 2013I 0.88%, 4/01/36(j)	50,000	50,000,000

		60,050,000

Ohio–0.2%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2016F 0.90%, 11/15/45(j)	10,700	10,700,000

Pennsylvania–0.1%
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2005B 0.86%, 5/01/30(j)	3,000	3,000,000

Texas–0.8%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.93%, 11/01/41(j)	$31,330	$31,330,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.85%, 5/01/46(j)	25,675	25,675,000

		57,005,000

Total Short-Term Municipal Notes (cost $312,000,000)		312,000,000

Total Municipal Obligations (cost $6,163,425,376)		6,301,010,999

GOVERNMENTS-TREASURIES–5.0%
United States–5.0%
U.S. Treasury Notes 1.625%, 10/31/23	70,571	68,200,238
2.125%, 11/30/23	270,377	269,447,444

Total Governments-Treasuries (cost $336,392,886)		337,647,682

SHORT-TERM INVESTMENTS – 1.6%
Time Deposit–1.6%
State Street Time Deposit 0.09%, 4/03/17 (cost $105,290,323)	105,290	105,290,323

Total Investments—99.4% (cost $6,605,108,585)		6,743,949,004

Other assets less liabilities—0.6%		44,043,214

Net Assets—100.0%		$6,787,992,218

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$60,000	6/07/22	0.906%	SIFMA	*	$2,125,504

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

18	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

(a)	Illiquid security.
(b)	Defaulted.
(c)	Non-income producing security.
(d)	When-Issued or delayed delivery security.
(e)	Defaulted matured security.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the market value of this security amounted to $12,043,595 or 0.2% of net assets.
(g)	Variable rate coupon, rate shown as of March 31, 2017.
(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Village of Matteson IL Series 2010 8%, 12/01/2029	4/16/10	$19,775,000	$12,606,958	0.19%

(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $71,236,916 or 1.05% of net assets.
(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.2%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2017 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.9%
Long-Term Municipal Bonds–92.8%
California–83.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,253,440
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,701,992
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	16,139,306
Series 2012 5.00%, 4/01/24–4/01/25	13,845	15,996,108
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,495,110
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,044,230
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	24,445,350
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,575,249
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,816,580
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	23,052,010
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,573,283
5.00%, 10/01/21	3,925	4,532,119

Schedule of Investments—California Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$20,650	$23,676,670
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	6,053,900
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,762,377
Series 2016B 5.00%, 7/01/23	8,145	9,431,421
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,035	2,037,096
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,274,840
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)	1,000	1,036,020
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	65	66,000
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,354,014
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,323,779
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,790,269
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	12,957,641
Series 2014B 5.00%, 10/01/29	4,445	5,163,401
AMBAC Series 1993A 5.00%, 12/01/19	1,715	1,831,963

California State University Series 2010A 5.00%, 11/01/24	$1,490	$1,652,157
Series 2011A 5.25%, 11/01/26	5,500	6,357,945
Series 2012A 5.00%, 11/01/26	10,930	12,713,339
Series 2014A 5.00%, 11/01/28	16,650	19,618,196
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,639,100
Series 209.9 5.00%, 4/01/44	1,000	1,002,910
Central Coast Water Authority Series 2016 5.00%, 10/01/18–10/01/20	3,485	3,838,582
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,634,582
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,632,570
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,690,161
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	18,776,607
Series 2010B 5.00%, 5/15/21	6,500	7,233,005
Series 2015A 4.00%, 5/15/18	2,145	2,215,420
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,222,414
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/17	7,975	8,016,311
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	17,334,780
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	28,828,250
Series 2010D 5.00%, 5/15/23	5,000	5,563,850
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,231,871
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	1,170	1,197,273

20	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	$4,000	$4,620,840
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,197,800
Series 2011A 5.00%, 11/01/25	11,320	13,058,978
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,189,824
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,485,490
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,429,660
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,948,405
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,928,203
Dublin Unified School District Series 2016A 5.00%, 8/01/18	2,845	2,992,912
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,098,220
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18(b)	5,720	5,904,298
5.00%, 6/01/19-6/01/20(b)	11,585	12,514,946
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,166,606
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23	1,675	1,861,371
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,576,465

Long Beach Unified School District Series 2009A 5.00%, 8/01/18	$9,845	$10,376,925
Series 2010A 5.00%, 8/01/25	1,000	1,113,340
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,005,550
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,227,840
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,727,198
Series 2014B 5.00%, 7/01/27	2,190	2,579,535
Series 2014C 5.00%, 7/01/26	11,725	14,031,894
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,797,873
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,251,326
Series 2015A 5.00%, 7/01/19	11,585	12,597,529
Series 2016A 5.00%, 7/01/24–7/01/27	35,000	42,197,986
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,893,951
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	4,600	4,757,642
Series 1993A 5.75%, 7/01/21	1,775	1,976,108
5.75%, 7/01/21 (Pre-refunded/ETM)	710	835,698
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	2,875	3,143,985
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	5,768,850
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,533,742

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	$1,575	$1,864,532
Series 2016 5.00%, 8/01/27	2,405	2,902,138
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/19	9,155	9,632,288
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	2,027,214
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,172,010
Palo Alto Unified School District Series 2016 4.00%, 8/01/18	1,750	1,821,593
Palomar Health Series 2016 3.00%, 11/01/17	1,000	1,004,510
4.00%, 11/01/19	625	649,631
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,131,966
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,750	3,205,098
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,853,550
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	2,995,930
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	19,118,552
NATL Series 2007C 5.00%, 11/01/18	1,900	1,945,904
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	3,994,591
Romoland School District Series 2015 5.00%, 9/01/23	955	1,071,682
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,405	1,506,638
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,600,855

Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	$1,175	$1,383,245
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,278,972
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)	370	415,062
5.00%, 3/01/24	630	698,500
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,521,641
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,075,347
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,144,570
Series 2016S 5.00%, 5/01/21	10,610	12,048,822
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,393,420
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	21,544,736
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	16,130,936
Series 2015 5.00%, 5/15/22	4,785	5,577,731
San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18–8/01/19	5,940	6,431,935
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25	2,145	2,435,926
5.00%, 5/01/25 (Pre-refunded/ETM)	855	976,572
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,863,916
Series 2011C 5.00%, 5/01/21	3,900	4,394,403
Series 2016S 5.00%, 5/01/26	3,810	4,665,421

22	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24	$3,855	$4,278,744
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,258,085
San Francisco Community College District Series 2015 5.00%, 6/15/19	9,305	10,085,317
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	3,685	4,200,948
Santa Rosa City Schools Series 2013 5.00%, 8/01/17	4,255	4,311,634
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29–9/01/30	2,365	2,638,343
Simi Valley Unified School District Series 2017 5.00%, 8/01/18–8/01/19(b)	2,375	2,543,511
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,109,485
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	13,474,410
Series 2014A 5.00%, 7/01/30	1,000	1,158,110
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	17,539,514
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	33,308,175
Series 2014 5.00%, 12/01/22–5/01/29	23,385	27,418,472
Series 2015 5.00%, 3/01/21	17,455	19,785,068
Series 2015B 5.00%, 9/01/24	3,330	3,981,481

State of California Department of Water Resources Series 2011A 5.00%, 12/01/20	$1,745	$1,976,073
5.00%, 12/01/20 (Pre-refunded/ETM)	50	56,449
Series 2014A 5.00%, 12/01/27	5,690	6,739,350
Series 2016A 5.00%, 12/01/18	1,140	1,214,670
State of California Department of Water Resources Power Supply Revenue Series 2008K 5.00%, 5/01/18	23,145	24,157,825
Series 2010L 5.00%, 5/01/20	13,940	15,537,385
Series 2011N 5.00%, 5/01/20	4,210	4,692,424
Series 2015O 5.00%, 5/01/22	8,130	9,480,068
AGM Series 2008H 5.00%, 5/01/17	21,050	21,113,360
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,091,133
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,327,405
University of California Series 2009Q 5.25%, 5/15/22	155	157,283
5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,405,392
Series 2010U 5.00%, 5/15/24	4,215	4,691,674
Series 2012G 5.00%, 5/15/25	10,000	11,608,700
Series 2013A 5.00%, 5/15/48	4,635	5,474,908
Series 2014A 5.00%, 5/15/28	1,000	1,189,160
Series 2015A 5.00%, 5/15/20–5/15/24	4,780	5,542,240
Series 2015I 5.00%, 5/15/21	2,900	3,319,369
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,719,344
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,345,259
West Valley-Mission Community College District Series 2015B 3.00%, 8/01/17	675	679,874

		1,020,664,960

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Colorado–0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	$1,700	$1,943,338
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,825,314

		3,768,652

Florida–0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,167,685
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,449,766
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)	405	0

		2,617,451

Illinois–2.4%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,265,692
State of Illinois Series 2012 5.00%, 8/01/18–8/01/21	9,950	10,432,409
Series 2013 5.00%, 7/01/20–7/01/22	3,870	4,085,744
Series 2014 5.00%, 2/01/21–5/01/28	4,330	4,542,988
Series 2016 5.00%, 2/01/22–11/01/24	3,950	4,172,801
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,279,966

		29,779,600

Massachusetts–0.7%
Commonwealth of Massachusetts NATL Series 2000E 1.245%, 12/01/30(f)	6,075	5,597,724
NATL Series 2000G 1.245%, 12/01/30(f)	2,200	2,027,522
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,196,771

		8,822,017

New Jersey–2.2%
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/21	$2,870	$3,069,982
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19–6/15/20	23,060	24,487,858

		27,557,840

New York–1.5%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	13,338,645
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.085%, 10/01/36(f)	5,550	5,129,932

		18,468,577

Ohio–0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	843,695
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	1,031,850

		1,875,545

Puerto Rico–0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,797,872

Texas–1.1%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,068,027
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,209,239

		13,277,266

West Virginia–0.1%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.593%, 2/15/34(f)	1,000	918,414

24	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	$5,335	$5,851,695

Total Long-Term Municipal Bonds (cost $1,109,173,613)		1,139,399,889

Short-Term Municipal Notes–2.1%
California–2.1%
Irvine Unified School District Series 2016 0.80%, 9/01/56(g) (cost $25,350,000)	25,350	25,350,000

Total Municipal Obligations (cost $1,134,523,613)		1,164,749,889

GOVERNMENTS-TREASURIES–5.0%
United States–5.0%
U.S. Treasury Notes 1.625%, 10/31/23	12,000	11,596,872
2.125%, 11/30/23	49,607	49,436,451

Total Governments-Treasuries (cost $60,938,431)		61,033,323

SHORT-TERM INVESTMENTS–1.5%
Time Deposit–1.5%
State Street Time Deposit 0.09%, 4/03/17 (cost $18,286,148)	18,286	18,286,148

Total Investments—101.4% (cost $1,213,748,192)		1,244,069,360

Other assets less liabilities—(1.4)%		(16,645,333)

Net Assets—100.0%		$1,227,424,027

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $7,347,956 or 0.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.
(e)	Non-income producing security.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $13,673,592 or 1.11% of net assets.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 0.6%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	25

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2017 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.9%
Long-Term Municipal Bonds–90.1%
New York–78.4%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21–12/15/22	$6,135	$6,733,026
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,098,310
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,265,830
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,495,708
5.25%, 11/01/29	1,900	1,976,152
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,830,604
Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	30	30,407
5.00%, 8/01/18	4,540	4,602,516
Series 2011A 5.00%, 8/01/26	14,275	16,287,347
Series 2011D-1 5.00%, 10/01/24	2,860	3,276,902
Series 2012I 5.00%, 8/01/22	2,320	2,693,845
Series 2013B 5.00%, 8/01/20	10,000	11,164,400
Series 2013I 5.00%, 8/01/20	18,775	20,961,161
Series 20161 5.00%, 8/01/20	8,480	9,467,411
Series 2016E 5.00%, 8/01/20	9,360	10,449,878
Series 2017C 5.00%, 8/01/20–8/01/26	27,045	31,772,640
City of Yonkers NY Series 2011A 5.00%, 10/01/17	2,325	2,371,058
County of Monroe NY Series 2015 5.00%, 6/01/17–6/01/22	16,340	17,654,393
BAM Series 2015 5.00%, 6/01/21–6/01/22	5,860	6,652,435
Principal Amount (000)		U.S. $ Value

County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	$5,915	$6,648,858
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,261,084
Series 2014A 5.00%, 4/01/25	10,190	11,856,880
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	6,816,594
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,571,922
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,299,560
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)	1,235	1,207,052
5.25%, 1/01/24(a)	1,250	1,159,900
Metropolitan Transportation Authority Series 2010D 5.25%, 11/15/24	10,755	12,171,433
Series 2010G 5.00%, 11/15/21	9,305	10,455,935
5.25%, 11/15/22–11/15/26	33,880	38,352,753
Series 2011C 5.00%, 11/15/24	2,890	3,304,282
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,467,423
Series 2012F 5.00%, 11/15/22	3,470	4,041,891
Series 2016B 5.00%, 11/15/22	2,105	2,451,925
Series 2016C 5.00%, 11/15/34	4,480	4,895,027
Series 2016D 5.00%, 11/15/27	1,135	1,357,846
Series 2017A 5.00%, 11/15/31	1,975	2,336,168
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,450,570
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,195,190

26	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	$11,675	$12,246,608
5.00%, 6/15/21	5,620	5,888,243
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,346,333
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,047,229
Series 2010FF 5.00%, 6/15/25	24,730	27,550,704
Series 2011HH 5.00%, 6/15/26	9,055	10,287,114
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	16,712,182
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,387,543
Series 2015G 5.00%, 6/15/28	11,465	13,745,618
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,009,451
Series 2012S 5.00%, 7/15/25	7,390	8,563,236
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,306,299
Series 2011A-1 5.00%, 11/01/23	15,315	17,601,836
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,014,216
Series 2011C 5.00%, 11/01/20	9,480	10,675,618
Series 2012B 5.00%, 11/01/22–11/01/24	13,105	15,235,615
Series 2012D 5.00%, 11/01/20–11/01/23	32,780	37,671,491
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	13,175,820
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,787,206
Series 2014C 5.00%, 11/01/26	6,345	7,452,647
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,071,401
Series 2015C 5.00%, 11/01/18–11/01/26	24,005	28,289,833
Series 2016B 5.00%, 8/01/31	2,150	2,510,663

Series 2017 5.00%, 11/01/26	$4,175	$5,070,496
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,502,160
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,335,468
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)(d)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19–4/01/20	16,145	16,778,915
New York State Dormitory Authority Series 2008A 5.00%, 3/15/20 (Pre-refunded/ETM)	4,750	4,935,915
Series 2008C 5.00%, 3/15/18 (Pre-refunded/ETM)	12,425	12,899,386
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,482,584
5.00%, 2/15/23 (Pre-refunded/ETM)	865	994,136
5.00%, 2/15/24 (Pre-refunded/ETM)	815	936,671
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,011,375
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,738,083
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,408,111
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,422,818
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,568,909

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	$29,830	$34,601,905
Series 2015A 5.00%, 3/15/19–3/15/23	24,875	27,709,120
Series 2016A 5.00%, 3/15/20	4,045	4,487,119
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,398,530
NATL Series 1998A 6.00%, 7/01/18	1,000	1,061,900
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23–12/01/26(e)	4,600	5,121,716
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,324,123
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008C 5.00%, 3/15/18	12,450	12,938,538
Series 2009D 5.00%, 6/15/20	2,230	2,414,466
Series 2009G 5.00%, 3/15/18	7,840	8,147,642
Series 2012A 5.00%, 12/15/21	5,905	6,812,244
Series 2012B 5.00%, 3/15/22	3,905	4,519,647
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	21,004,208
Series 2014A 5.00%, 2/15/18–2/15/29	19,815	22,257,865
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	16,873,734
Series 2015B 5.00%, 2/15/23	1,160	1,360,645
Series 2015E 5.00%, 3/15/21–3/15/23	5,380	6,280,752
Series 2016D 5.00%, 2/15/21	5,970	6,765,323
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,004,100
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18–7/01/19	3,820	4,099,961

New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	$3,125	$3,539,469
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,354,485
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.243%, 5/01/34(f)	2,425	2,242,771
1.383%, 5/01/34(f)	2,300	2,127,167
XLCA Series 2004B 1.383%, 10/01/35(f)	3,000	2,687,100
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	7,145,016
Series 2009A 5.25%, 6/15/24	7,300	7,939,991
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	10,930,350
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	13,165	13,165,000
Series 2012A 5.00%, 4/01/21–4/01/25	26,175	30,014,595
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,200,109
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,798,550
Series 2013A 5.00%, 5/01/19	27,610	29,739,007
Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,050,641
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	38,843,703
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,087,230

28	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011A 5.00%, 3/15/19	$2,060	$2,215,365
New York State Thruway Authority Highway & Bridge Trust Fund Series 2008B 5.00%, 4/01/17 (Pre-refunded/ETM)	8,500	8,500,000
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,699,029
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/19	10,000	10,754,200
Series 2013C 5.00%, 3/15/20	9,915	10,983,440
Series 2016A 5.00%, 3/15/21–3/15/28	26,935	31,462,825
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26–8/01/31	23,655	24,774,816
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,092,395
Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	11,580	13,186,151
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,229,680
Series 2011O 5.00%, 10/15/21	5,215	5,925,335
Series 2013-178 5.00%, 12/01/23	10,480	12,237,810
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,454,416
Series 2014-1 5.00%, 10/15/23	3,455	4,031,087
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	14,373,891
Series 2015E 5.00%, 10/15/21–10/15/23	13,485	15,537,136
Series 2016E 5.00%, 10/01/20	10,000	11,134,800
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,140	15,792,291

Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/17	$1,750	$1,764,333
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18	4,175	4,224,390
Series 2016D 3.875%, 6/28/17	3,000	3,009,450
Series 2017B 3.50%, 2/02/18	1,300	1,309,672
Triborough Bridge & Tunnel Authority Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,246,965
Series 2011A 5.00%, 1/01/27	7,000	7,975,380
Series 2012B 5.00%, 11/15/19–11/15/23	28,330	32,735,074
Series 2013A 5.00%, 11/15/28	5,000	5,743,900
Series 2013B 5.00%, 11/15/22	7,525	8,817,720
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/17–9/01/21	10,100	10,433,586
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20–6/01/23	3,000	3,384,510
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	40,977,885

		1,390,804,523

Alabama–0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	11,626,576

California–1.4%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	17,187,505
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,459,900
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,323,465

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	$1,280	$1,379,789

		25,350,659

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,323,806

Florida–1.3%
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,305	1,330,591
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,859,878
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(c)(g)	2,060	535,600
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)(g)	185	86,950
Series 2010A-1 6.125%, 5/01/35	75	75,081
Series 2010A-2 6.125%, 5/01/35	180	180,194
Series 2010B 5.125%, 5/01/17	135	134,974
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	650	657,254
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	17,170,788
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,160,490

		23,191,800

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,480	1,528,366

Illinois–1.7%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,277,974

State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	$9,765	$10,185,715
Series 2013 5.50%, 7/01/25	7,435	7,968,535
Series 2014 5.00%, 5/01/24	2,540	2,688,641
Series 2016 5.00%, 2/01/24	4,200	4,445,784
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)(g)	1,307	256,825

		30,823,474

Indiana–0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	11,630,770

Louisiana–0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(b)(c)(g)	1,155	323,400
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(c)(d)	1,500	292,500

		615,900

Massachusetts–0.1%
Commonwealth of Massachusetts NATL Series 2000E 1.245%, 12/01/30(f)	1,525	1,405,190

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	2,985	3,394,751

Nevada–0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,017,530

New Jersey–1.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,486,209

30	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2013 5.00%, 3/01/21	$2,500	$2,642,250
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	25,292,836
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,347,948

		33,769,243

Ohio–0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,305	1,196,763
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,513,380

		2,710,143

Pennsylvania–0.9%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,617,123
5.25%, 9/01/23	2,345	2,613,503

		15,230,626

Tennessee–1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,603,691

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,424,179

Total Long-Term Municipal Bonds (cost $1,556,633,384)		1,598,451,227

Short-Term Municipal Notes–1.8%
New York–1.8%
City of New York NY Series 2008L 0.90%, 4/01/38(h)	$17,000	$17,000,000
Series 2013D 0.88%, 8/01/40(h)	5,000	5,000,000
New York State Housing Finance Agency (160 Madison Ave LLC) Series 2013A 0.96%, 11/01/46(h)	10,000	10,000,000

Total Short-Term Municipal Notes (cost $32,000,000)		32,000,000

Total Municipal Obligations (cost $1,588,633,384)		1,630,451,227

GOVERNMENTS-TREASURIES–5.0%
United States–5.0%
U.S. Treasury Notes 1.625%, 10/31/23	35,000	33,824,210
2.125%, 11/30/23	53,775	53,590,121

Total Governments-Treasuries (cost $87,374,827)		87,414,331

SHORT-TERM INVESTMENTS–2.4%
Time Deposit–2.4%
State Street Time Deposit 0.09%, 4/03/17 (cost $42,598,576)	42,599	42,598,576

Total Investments—99.3% (cost $1,718,606,787)		1,760,464,134

Other assets less liabilities—0.7%		13,234,426

Net Assets—100.0%		$1,773,698,560

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$20,000	10/19/22	1.103%	SIFMA	*	$582,348
Citibank, NA	14,600	3/01/23	0.904%	SIFMA	*	650,099
Citibank, NA	23,000	12/01/23	1.599%	SIFMA	*	207,128

						$1,439,575

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—New York Municipal Portfolio	31

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$1,235,000	$1,207,052	0.07%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,159,900	0.07%

(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Defaulted.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the market value of this security amounted to $5,121,716 or 0.3% of net assets.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $8,462,228 or 0.48% of net assets.
(g)	Defaulted matured security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

32	Sanford C. Bernstein Fund, Inc.—2017 Semi-Annual Report

SCB–MU–1945–0317

MAR    03.31.17

SEMI-ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the International and Tax-Managed International Portfolios monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

SEMI-ANNUAL REPORT

May 17, 2017

This report provides management’s discussion of fund performance for AB Blended Style Funds International, Tax-Managed International and Emerging Markets Portfolios for the semi-annual reporting period ended March 31, 2017.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF MARCH 31, 2017 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL PORTFOLIO[1]
Class A Shares	3.47%	8.58%
Class B Shares[2]	3.08%	7.82%
Class C Shares	3.07%	7.81%
Class Z Shares[3]	3.53%	8.86%
MSCI EAFE Index (net)	6.48%	11.67%

	6 Months	12 Months
AB TAX-MANAGED INTERNATIONAL PORTFOLIO[4]
Class A Shares	3.30%	8.31%
Class B Shares[2]	2.91%	7.50%
Class C Shares	2.91%	7.54%
Class Z Shares[3]	3.42%	8.57%
MSCI EAFE Index (net)	6.48%	11.67%

	6 Months	12 Months
AB EMERGING MARKETS PORTFOLIO[5]
Class Z Shares[3]	6.15%	19.01%
MSCI EM Index (net)	6.80%	17.21%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

2 | AB BLENDED STYLE FUNDS	abfunds.com

3	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.01%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.01%, respectively.

5	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.03%, respectively.

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net) for International and Tax- Managed International Portfolios and the MSCI Emerging Markets (“EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended March 31, 2017.

All share classes of the International and Tax-Managed International Portfolios underperformed the benchmark for both periods, before sales charges. Stock selection within the materials and financials sectors caused the underperformance in both periods, relative to the benchmark. US interest rates moved higher in the aftermath of the US election results as expectations for increased fiscal spending caused inflation forecasts to increase. This caused highly interest-rate sensitive financials and commodities stocks to outperform significantly, and the Portfolios’ underweights in these sectors contributed to underperformance. Additionally, more defensive stocks in the communications, pharmaceuticals and food retail sectors underperformed in this environment, which detracted from returns. Country selection also detracted in both periods, because emerging markets pulled back in the second half of 2016.

The Emerging Markets Portfolio underperformed the benchmark for the six-month period, but outperformed for the 12-month period, before sales charges. During the six-month period, the strong rally in commodities and underperformance of the most defensive sectors weighed on the Portfolio as it was underweight the materials sector and overweight staples and health care, relative to the benchmark. Over the 12-month period, the Portfolio outperformed as emerging markets staged a strong recovery as economies began to stabilize and the markets rallied on very cheap valuations. Stock selection in technology companies added to returns, as did an overweight in Russian equities, where improving economic growth expectations and cheap valuations led to a recovery in prices. The US presidential election led to a temporary pull back in some of the optimism as worries over possible protectionist moves by the Trump administration caused emerging markets to fall briefly at the end of 2016 before resuming their gains.

During both periods, the International and Tax-Managed International Portfolios utilized derivatives for hedging purposes. Treasury futures had an

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immaterial impact on the Portfolios’ absolute performance during both periods. Currency forwards detracted for the six-month period and had an immaterial impact on returns during the 12-month period.

The Emerging Markets Portfolio utilized derivatives in the form of treasury futures for investment purposes, which added to absolute returns during both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities enjoyed strong performance over the 12-month period, driven by optimism about economic growth in the US, Europe and emerging markets, and recovered quickly from the selloff triggered by worries over election results in the UK and the US. Over the 12-month period, sector returns were quite volatile, as a sharp rise in inflation expectations caused financial stocks to outperform and more defensive sectors to lag at the end of 2016. In the beginning of 2017, technology stocks led the rally while financials and resource stocks lagged. Emerging-market stocks rallied sharply at the beginning of 2017, outpacing their developed market peers, led by a resurgence in India, Mexico and Korea. Subsiding fears stemming from improved profits and producer prices in China, the recovery in commodity prices in 2016, and healthier current accounts contributed to an improved outlook on economic and corporate earnings growth.

The Portfolios’ Senior Investment Management Team (the “Team”) expects an environment of global macroeconomic growth with heightened political risk and potentially rising interest rates. The Team believes a focus on fundamentals and strong research across a number of investment disciplines can help balance risks in these markets. For example, the Team’s value approach seeks to buy future cash earnings for the lowest price, while the Team’s growth approach seeks to own companies that are well positioned to benefit from long-term secular trends such as technological innovation, sustainable development, demographic change and emerging-market evolution to achieve earnings growth and high returns on invested capital.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser

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(continued on next page)

invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

(continued on next page)

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EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large or relatively small companies.

The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging-markets growth and emerging-markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio consists of emerging-markets value stocks and 50% consists of emerging-markets growth stocks. The Adviser rebalances the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that

(continued on next page)

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portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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DISCLOSURES AND RISKS (continued)

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing,

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DISCLOSURES AND RISKS (continued)

so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. For the Emerging Markets Portfolio, this is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Emerging Markets Portfolio has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	8.58%	3.94%
5 Years	4.38%	3.48%
10 Years	-2.34%	-2.76%
CLASS B SHARES
1 Year	7.82%	3.82%
5 Years	3.56%	3.56%
10 Years[1]	-2.94%	-2.94%
CLASS C SHARES
1 Year	7.81%	6.81%
5 Years	3.62%	3.62%
10 Years	-3.04%	-3.04%
CLASS Z SHARES[2]
1 Year	8.86%	8.86%
Since Inception[3]	13.69%	13.69%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	3.94%
5 Years	3.48%
10 Years	-2.76%
CLASS B SHARES
1 Year	3.82%
5 Years	3.56%
10 Years[1]	-2.94%
CLASS C SHARES
1 Year	6.81%
5 Years	3.62%
10 Years	-3.04%
CLASS Z SHARES[2]
1 Year	8.86%
Since Inception[3]	13.69%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.74%, 2.65%, 2.51% and 1.01% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 27, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	8.31%	3.71%
5 Years	4.45%	3.55%
10 Years	-2.47%	-2.90%
CLASS B SHARES
1 Year	7.50%	3.50%
5 Years	3.67%	3.67%
10 Years[1]	-3.06%	-3.06%
CLASS C SHARES
1 Year	7.54%	6.54%
5 Years	3.70%	3.70%
10 Years	-3.18%	-3.18%
CLASS Z SHARES[2]
1 Year	8.57%	8.57%
Since Inception[3]	13.53%	13.53%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	3.71%
5 Years	3.55%
10 Years	-2.90%
CLASS B SHARES
1 Year	3.50%
5 Years	3.67%
10 Years[1]	-3.06%
CLASS C SHARES
1 Year	6.54%
5 Years	3.70%
10 Years	-3.18%
CLASS Z SHARES[2]
1 Year	8.57%
Since Inception[3]	13.53%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.46%, 2.53%, 2.24% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 27, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	3.45%
5 Years	3.32%
10 Years	-3.15%
CLASS B SHARES
1 Year	3.44%
5 Years	3.69%
10 Years[1]	-3.18%
CLASS C SHARES
1 Year	6.50%
5 Years	3.66%
10 Years	-3.27%
CLASS Z SHARES[2]
1 Year	8.24%
Since Inception[3]	13.24%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	2.61%
5 Years	2.89%
10 Years	-1.76%
CLASS B SHARES
1 Year	2.37%
5 Years	2.99%
10 Years[1]	-1.88%
CLASS C SHARES
1 Year	4.07%
5 Years	3.01%
10 Years	-1.96%
CLASS Z SHARES[2]
1 Year	5.44%
Since Inception[3]	10.47%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	19.01%	19.01%
Since Inception[2]	32.10%	32.10%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	19.01%
Since Inception[2]	32.10%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.25% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 1/15/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 | AB BLENDED STYLE FUNDS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.70	$5.78	1.14%
Hypothetical**	$1,000	$1,019.25	$5.74	1.14%
Class B
Actual	$1,000	$1,030.80	$9.52	1.88%
Hypothetical**	$1,000	$1,015.56	$9.45	1.88%
Class C
Actual	$1,000	$1,030.70	$9.57	1.89%
Hypothetical**	$1,000	$1,015.51	$9.50	1.89%
Class Z
Actual	$1,000	$1,035.30	$4.67	0.92%
Hypothetical**	$1,000	$1,020.34	$4.63	0.92%

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.00	$5.58	1.10%
Hypothetical**	$1,000	$1,019.45	$5.54	1.10%
Class B
Actual	$1,000	$1,029.10	$9.36	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class C
Actual	$1,000	$1,029.10	$9.36	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class Z
Actual	$1,000	$1,034.20	$4.46	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%

Emerging Markets Portfolio

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,061.50	$6.17	1.20%
Hypothetical**	$1,000	$1,018.95	$6.04	1.20%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BLENDED STYLE FUNDS | 21

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,496.5

1	All data are as of March 31, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries: Argentina, Austria, Belgium, Brazil, Finland, India, Indonesia, Italy, Portugal, Russia, Singapore, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,573.4

1	All data are as of March 31, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries: Argentina, Austria, Belgium, Brazil, Finland, India, Indonesia, Italy, Philippines, Portugal, Russia, Singapore, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 23

PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,367.5

1	All data are as of March 31, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: Canada, Colombia, Georgia, Hungary, Kazakhstan, Mexico, Peru, Singapore, Turkey, Ukraine and Vietnam.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

March 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 22.8%
Banks – 14.2%
Australia & New Zealand Banking Group Ltd.	760,466	$18,464,621
Banco Santander SA	392,380	2,401,878
Bank Hapoalim BM	591,024	3,601,809
Barclays PLC	3,387,490	9,562,138
BNP Paribas SA	340,100	22,631,626
BOC Hong Kong Holdings Ltd.	3,742,500	15,296,794
Danske Bank A/S	408,160	13,916,586
DBS Group Holdings Ltd.	474,300	6,569,953
DNB ASA	990,870	15,733,594
Erste Group Bank AG	324,270	10,558,841
HSBC Holdings PLC	244,400	1,993,534
ING Groep NV	876,560	13,239,792
Itau Unibanco Holding SA (Preference Shares)	431,880	5,228,471
KB Financial Group, Inc.	128,690	5,640,026
KBC Group NV	70,385	4,666,028
Mitsubishi UFJ Financial Group, Inc.	3,046,600	19,191,041
National Australia Bank Ltd.	238,000	6,060,040
Nordea Bank AB	362,200	4,132,278
Oversea-Chinese Banking Corp., Ltd.	446,600	3,102,087
Royal Bank of Canada	118,530	8,635,840
Sberbank of Russia PJSC (Sponsored ADR)	547,777	6,318,717
Seven Bank Ltd.	674,200	2,207,886
Sumitomo Mitsui Financial Group, Inc.	123,100	4,480,686
Swedbank AB – Class A	186,930	4,325,270
Toronto-Dominion Bank (The)	94,270	4,721,829

		212,681,365

Capital Markets – 3.6%
Amundi SA(a)	105,802	6,240,399
Credit Suisse Group AG (REG)(b)	906,110	13,481,669
Euronext NV(a)	118,760	5,178,512
IG Group Holdings PLC	476,880	2,972,460
Partners Group Holding AG	17,762	9,545,529
Thomson Reuters Corp.	111,570	4,824,898
UBS Group AG	749,053	11,973,323

		54,216,790

Consumer Finance – 0.4%
Hitachi Capital Corp.	258,500	6,265,807

Diversified Financial Services – 0.5%
GRENKE AG	22,913	4,043,866
ORIX Corp.	262,300	3,893,197

		7,937,063

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Insurance – 4.1%
Admiral Group PLC	274,983	$6,851,731
AIA Group Ltd.	2,346,600	14,811,634
Direct Line Insurance Group PLC	1,284,228	5,587,464
Dongbu Insurance Co., Ltd.	117,950	6,751,758
Euler Hermes Group	34,429	3,161,608
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	16,235	3,178,037
NN Group NV	59,782	1,941,548
Prudential PLC	619,400	13,083,778
Swiss Re AG	21,920	1,968,767
Tryg A/S	170,660	3,094,269

		60,430,594

		341,531,619

Information Technology – 13.8%
Communications Equipment – 0.9%
Nokia Oyj	2,494,880	13,409,582

Electronic Equipment, Instruments & Components – 1.6%
Keyence Corp.	39,200	15,725,972
Largan Precision Co., Ltd.	50,000	7,874,992

		23,600,964

Internet Software & Services – 2.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	45,300	4,884,699
Criteo SA (Sponsored ADR)(b)	159,782	7,987,502
Moneysupermarket.com Group PLC	979,110	4,050,832
NetEase, Inc. (ADR)	7,640	2,169,760
Tencent Holdings Ltd.	187,200	5,393,139
Yahoo Japan Corp.	2,369,000	10,983,745

		35,469,677

IT Services – 0.9%
Amadeus IT Group SA – Class A	171,550	8,692,190
CGI Group, Inc. – Class A(b)	97,340	4,664,064

		13,356,254

Semiconductors & Semiconductor Equipment – 2.4%
ASML Holding NV	50,380	6,685,062
SCREEN Holdings Co., Ltd.	164,200	12,116,409
SK Hynix, Inc.	28,120	1,270,096
Sumco Corp.	703,000	11,743,065
Taiwan Semiconductor Manufacturing Co., Ltd.	194,000	1,216,503
Tokyo Electron Ltd.	23,200	2,539,851

		35,570,986

26 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Software – 4.1%
Check Point Software Technologies Ltd.(b)	67,570	$6,936,736
Constellation Software, Inc./Canada	37,100	18,231,267
Dassault Systemes SE	52,483	4,539,347
Nice Ltd.	93,623	6,355,709
Nintendo Co., Ltd.	37,900	8,794,271
Oracle Corp. Japan	109,400	6,271,812
Sage Group PLC (The)	432,990	3,420,379
SAP SE	77,511	7,604,446

		62,153,967

Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA	210,814	6,699,450
Samsung Electronics Co., Ltd.	5,770	10,619,193
Samsung Electronics Co., Ltd. (GDR) (London)(a)	4,320	3,966,925
Samsung Electronics Co., Ltd. (Preference Shares)	1,610	2,306,147

		23,591,715

		207,153,145

Consumer Discretionary – 10.6%
Auto Components – 2.2%
Hankook Tire Co., Ltd.	94,230	4,595,594
Magna International, Inc. (New York) – Class A	224,110	9,672,588
Sumitomo Electric Industries Ltd.	417,500	6,940,256
Valeo SA	172,932	11,503,735

		32,712,173

Automobiles – 2.4%
Honda Motor Co., Ltd.	462,100	13,950,355
Peugeot SA(b)	619,080	12,441,953
Toyota Motor Corp.	170,100	9,232,656

		35,624,964

Diversified Consumer Services – 0.1%
Tarena International, Inc. (ADR)	68,900	1,287,052

Hotels, Restaurants & Leisure – 1.1%
Aristocrat Leisure Ltd.	490,270	6,729,701
Merlin Entertainments PLC(a)	327,805	1,970,450
Sodexo SA	46,249	5,434,089
Tabcorp Holdings Ltd.	577,140	2,094,363

		16,228,603

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Household Durables – 0.9%
Fujitsu General Ltd.	167,000	$3,317,484
Panasonic Corp.	911,500	10,315,636

		13,633,120

Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	228,000	6,834,449

Media – 1.4%
CTS Eventim AG & Co. KGaA	247,987	9,593,040
Informa PLC	502,397	4,106,515
UBM PLC	314,270	3,009,257
WPP PLC	180,730	3,961,435

		20,670,247

Specialty Retail – 0.6%
ABC-Mart, Inc.	146,900	8,610,023

Textiles, Apparel & Luxury Goods – 1.5%
HUGO BOSS AG	172,040	12,545,735
Samsonite International SA	2,024,500	7,362,017
Yue Yuen Industrial Holdings Ltd.	665,500	2,615,179

		22,522,931

		158,123,562

Industrials – 10.1%
Aerospace & Defense – 2.2%
Airbus SE	182,527	13,919,820
BAE Systems PLC	1,179,170	9,490,189
QinetiQ Group PLC	878,790	3,069,649
Saab AB – Class B	142,315	6,004,801

		32,484,459

Airlines – 2.6%
International Consolidated Airlines Group SA	1,488,830	9,866,980
Japan Airlines Co., Ltd.	560,500	17,795,836
Qantas Airways Ltd.	3,804,526	11,306,442

		38,969,258

Commercial Services & Supplies – 0.5%
Babcock International Group PLC	440,515	4,867,499
IWG PLC	664,071	2,652,986

		7,520,485

Machinery – 0.9%
IHI Corp.(b)	3,127,000	9,891,295
Kone Oyj – Class B	84,030	3,691,300

		13,582,595

28 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Professional Services – 2.3%
Experian PLC	364,690	$7,440,135
RELX PLC	436,260	8,541,167
Teleperformance	119,543	12,906,949
Wolters Kluwer NV	139,120	5,773,806

		34,662,057

Road & Rail – 0.9%
Central Japan Railway Co.	85,100	13,900,220

Trading Companies & Distributors – 0.7%
BOC Aviation Ltd.(a)	619,200	3,303,547
Brenntag AG	117,490	6,584,921

		9,888,468

		151,007,542

Consumer Staples – 9.9%
Beverages – 0.4%
Diageo PLC	103,710	2,969,755
Royal Unibrew A/S	64,040	2,697,107

		5,666,862

Food & Staples Retailing – 1.7%
Ain Holdings, Inc.	27,300	1,843,084
Koninklijke Ahold Delhaize NV	890,127	19,021,843
Loblaw Cos., Ltd.	41,490	2,251,320
Sugi Holdings Co., Ltd.	44,800	2,058,724

		25,174,971

Food Products – 0.9%
Nestle SA (REG)	22,080	1,694,678
Orkla ASA	875,930	7,846,656
Salmar ASA	178,243	3,843,612

		13,384,946

Household Products – 1.6%
Henkel AG & Co. KGaA (Preference Shares)	75,390	9,663,118
Reckitt Benckiser Group PLC	161,913	14,781,315

		24,444,433

Personal Products – 0.9%
LG Household & Health Care Ltd.	2,480	1,799,141
Unilever PLC	246,810	12,174,462

		13,973,603

Tobacco – 4.4%
British American Tobacco PLC	737,578	48,935,364
Imperial Brands PLC	99,680	4,830,858
Japan Tobacco, Inc.	381,200	12,407,122

		66,173,344

		148,818,159

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care – 7.8%
Biotechnology – 0.1%
China Biologic Products, Inc.(b)	20,030	$2,005,604

Health Care Equipment & Supplies – 1.2%
Essilor International SA	116,150	14,101,893
Sartorius AG (Preference Shares)	41,310	3,623,111

		17,725,004

Life Sciences Tools & Services – 0.9%
Eurofins Scientific SE	31,508	13,702,165

Pharmaceuticals – 5.6%
Indivior PLC	448,690	1,811,593
Novartis AG (REG)	40,700	3,022,281
Recordati SpA	135,031	4,576,502
Roche Holding AG	103,420	26,447,969
Sanofi	307,190	27,768,498
Shire PLC	186,000	10,837,683
Teva Pharmaceutical Industries Ltd.	4,710	154,027
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	277,380	8,901,124

		83,519,677

		116,952,450

Telecommunication Services – 7.4%
Diversified Telecommunication Services – 5.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,660,329	2,981,849
BT Group PLC	5,186,970	20,712,189
China Unicom Hong Kong Ltd.	6,754,000	9,071,447
Com Hem Holding AB	341,940	3,919,050
HKT Trust & HKT Ltd. – Class SS	3,551,000	4,596,675
Nippon Telegraph & Telephone Corp.	637,800	27,268,065
TDC A/S	1,977,490	10,184,605
Tower Bersama Infrastructure Tbk PT	2,587,000	1,058,259

		79,792,139

Wireless Telecommunication Services – 2.0%
SoftBank Group Corp.	210,800	14,948,909
Vodafone Group PLC	5,873,269	15,305,646

		30,254,555

		110,046,694

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Energy – 6.8%
Energy Equipment & Services – 0.4%
Petrofac Ltd.	556,796	$6,431,737

Oil, Gas & Consumable Fuels – 6.4%
Caltex Australia Ltd.	125,130	2,819,378
Canadian Natural Resources Ltd.	209,570	6,861,434
JX Holdings, Inc.	2,478,700	12,203,993
Novatek PJSC (Sponsored GDR)(a)	16,550	2,063,724
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,146,258	30,179,129
Royal Dutch Shell PLC – Class A	350,806	9,246,640
Royal Dutch Shell PLC – Class B	253,710	6,974,337
TOTAL SA	339,586	17,170,621
YPF SA (Sponsored ADR)	306,503	7,441,893

		94,961,149

		101,392,886

Materials – 5.9%
Chemicals – 3.1%
Air Water, Inc.	362,900	6,709,923
Arkema SA	100,359	9,879,420
Covestro AG(a)	88,350	6,806,369
Incitec Pivot Ltd.	2,288,760	6,570,908
Johnson Matthey PLC	163,940	6,325,140
Nippon Shokubai Co., Ltd.	138,900	9,478,406

		45,770,166

Containers & Packaging – 0.4%
Amcor Ltd./Australia	593,520	6,826,888

Metals & Mining – 2.4%
BHP Billiton PLC	940,430	14,505,115
BlueScope Steel Ltd.	440,132	4,126,118
Gerdau SA (Preference Shares)	1,182,000	4,111,666
Glencore PLC(b)	1,666,220	6,537,500
MMC Norilsk Nickel PJSC (ADR)	406,214	6,374,676

		35,655,075

		88,252,129

Utilities – 1.0%
Electric Utilities – 0.7%
EDP – Energias de Portugal SA	2,547,375	8,613,077
Endesa SA	91,310	2,143,009

		10,756,086

Water Utilities – 0.3%
Pennon Group PLC	428,924	4,738,096

		15,494,182

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Real Estate – 0.8%
Real Estate Management & Development – 0.8%
Daito Trust Construction Co., Ltd.	58,600	$8,057,301
Global Logistic Properties Ltd.	697,333	1,385,724
Sino Land Co., Ltd.	1,388,000	2,434,058

		11,877,083

Total Common Stocks (cost $1,294,136,537)		1,450,649,451

WARRANTS – 0.5%
Financials – 0.5%
Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(b)	104,660	2,424,207
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/18(a)(b)	206,950	4,793,517

Total Warrants (cost $4,271,984)		7,217,724

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.4%
Repurchase Agreements – 1.4%
State Street Bank & Trust Co. 0.09%, dated 3/31/17 due 4/03/17 in the amount of $20,463,831 (collateralized by $20,780,000 U.S. Treasury Notes, 2.25%, due 1/31/24, value $20,877,188) (cost $20,463,678)	$20,464	20,463,678

Total Investments – 98.8% (cost $1,318,872,199)		1,478,330,853
Other assets less liabilities – 1.2%		18,136,652

Net Assets – 100.0%		$1,496,467,505

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	122	June 2017	$10,729,329	$10,870,200	$140,871

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	421,081	USD	7,360	4/28/17	$(80,163)
Bank of America, NA	CNY	81,286	USD	11,686	6/15/17	(48,640)
Bank of America, NA	USD	12,246	CAD	16,365	6/15/17	71,808
Barclays Bank PLC	CAD	70,431	USD	52,201	6/15/17	(812,418)
Barclays Bank PLC	GBP	13,918	USD	16,974	6/15/17	(493,884)
Barclays Bank PLC	INR	393,353	USD	5,810	6/15/17	(220,962)
Barclays Bank PLC	KRW	6,225,521	USD	5,598	6/15/17	22,976
Barclays Bank PLC	NOK	151,257	USD	17,598	6/15/17	(30,940)
Barclays Bank PLC	USD	23,524	EUR	21,941	6/15/17	(38,114)
Barclays Bank PLC	USD	46,216	JPY	5,311,629	6/15/17	1,625,271
BNP Paribas SA	USD	4,977	JPY	549,912	6/15/17	(23,842)
Citibank, NA	RUB	407,870	USD	6,937	4/28/17	(270,432)
Citibank, NA	CHF	25,297	USD	25,523	6/15/17	160,852
Citibank, NA	USD	56,947	CHF	57,381	6/15/17	581,366
Citibank, NA	USD	52,392	EUR	48,537	6/15/17	(438,004)
Citibank, NA	USD	11,231	SEK	100,469	6/15/17	19,836
Citibank, NA	USD	5,267	TWD	158,541	6/15/17	(28,720)
Deutsche Bank AG	BRL	10,555	USD	3,331	4/04/17	(40,224)
Deutsche Bank AG	USD	3,365	BRL	10,555	4/04/17	6,879
Deutsche Bank AG	BRL	10,555	USD	3,345	5/03/17	(4,396)
Goldman Sachs Bank USA	BRL	10,555	USD	3,350	4/04/17	(21,084)
Goldman Sachs Bank USA	USD	3,331	BRL	10,555	4/04/17	40,224
Goldman Sachs Bank USA	CAD	8,680	USD	6,472	6/15/17	(61,847)
Goldman Sachs Bank USA	CNY	37,561	USD	5,392	6/15/17	(30,615)
Goldman Sachs Bank USA	GBP	8,549	USD	10,717	6/15/17	(12,569)
Goldman Sachs Bank USA	USD	14,077	INR	947,079	6/15/17	443,134
JPMorgan Chase Bank, NA	AUD	24,776	USD	18,915	6/15/17	10,827
Northern Trust Co.	ILS	71,324	USD	19,458	6/15/17	(276,123)
Royal Bank of Scotland PLC	USD	6,948	RUB	407,870	4/28/17	259,206
Royal Bank of Scotland PLC	AUD	17,550	USD	13,386	6/15/17	(4,437)
Royal Bank of Scotland PLC	HKD	221,714	USD	28,589	6/15/17	16,147
Royal Bank of Scotland PLC	USD	48,685	AUD	64,834	6/15/17	783,519
State Street Bank & Trust Co.	HKD	46,960	USD	6,054	6/15/17	2,183
State Street Bank & Trust Co.	USD	3,568	NZD	5,170	6/15/17	49,413
UBS AG	KRW	33,854,149	USD	29,721	6/15/17	(596,089)
UBS AG	TWD	158,541	USD	5,191	6/15/17	(47,516)
UBS AG	USD	16,110	EUR	15,034	6/15/17	(17,689)

						$494,933

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $34,323,443 or 2.3% of net assets.

(b)	Non-income producing security.

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.5%
Financials – 22.7%
Banks – 14.2%
Australia & New Zealand Banking Group Ltd.	1,814,990	$44,069,166
Banco Santander SA	928,270	5,682,225
Bank Hapoalim BM	1,401,487	8,540,919
Barclays PLC	7,903,120	22,308,767
BNP Paribas SA	805,690	53,613,863
BOC Hong Kong Holdings Ltd.	8,763,500	35,819,226
Danske Bank A/S	983,084	33,519,142
DBS Group Holdings Ltd.	1,166,600	16,159,618
DNB ASA	2,381,970	37,822,267
Erste Group Bank AG	764,738	24,901,308
HSBC Holdings PLC	570,710	4,655,195
ING Groep NV	2,042,460	30,849,852
Itau Unibanco Holding SA (Preference Shares)	1,044,820	12,648,910
KB Financial Group, Inc.	305,500	13,388,982
KBC Group NV	326,471	21,642,719
Mitsubishi UFJ Financial Group, Inc.	7,326,000	46,147,695
National Australia Bank Ltd.	565,250	14,392,594
Nordea Bank AB	854,210	9,745,537
Oversea-Chinese Banking Corp., Ltd.	1,058,800	7,354,433
Royal Bank of Canada	288,590	21,026,044
Sberbank of Russia PJSC (Sponsored ADR)	532,984	6,145,305
Seven Bank Ltd.	1,593,800	5,219,413
Sumitomo Mitsui Financial Group, Inc.	302,500	11,010,622
Swedbank AB – Class A	440,860	10,200,815
Toronto-Dominion Bank (The)	223,990	11,219,291

		508,083,908

Capital Markets – 3.6%
Amundi SA(a)	259,910	15,329,976
Credit Suisse Group AG (REG)(b)	2,141,750	31,866,291
Euronext NV(a)	280,020	12,210,230
IG Group Holdings PLC	1,124,310	7,007,983
Partners Group Holding AG	42,402	22,787,384
Thomson Reuters Corp.	263,030	11,374,858
UBS Group AG	1,774,217	28,360,173

		128,936,895

Consumer Finance – 0.4%
Hitachi Capital Corp.	612,400	14,844,024

Diversified Financial Services – 0.5%
GRENKE AG	53,031	9,359,327
ORIX Corp.	623,100	9,248,384

		18,607,711

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Insurance – 4.0%
Admiral Group PLC	640,868	$15,968,460
AIA Group Ltd.	5,442,200	34,350,923
Direct Line Insurance Group PLC	3,035,244	13,205,845
Dongbu Insurance Co., Ltd.	278,510	15,942,621
Euler Hermes Group	81,622	7,495,333
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	38,303	7,497,898
NN Group NV	141,989	4,611,395
Prudential PLC	1,464,220	30,929,172
Swiss Re AG	51,600	4,634,506
Tryg A/S	403,350	7,313,215

		141,949,368

		812,421,906

Information Technology – 13.7%
Communications Equipment – 0.9%
Nokia Oyj	5,774,890	31,039,112

Electronic Equipment, Instruments & Components – 1.6%
Keyence Corp.	96,800	38,833,522
Largan Precision Co., Ltd.	121,000	19,057,481

		57,891,003

Internet Software & Services – 2.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	107,270	11,566,924
Criteo SA (Sponsored ADR)(b)	378,248	18,908,618
Moneysupermarket.com Group PLC	2,326,540	9,625,499
NetEase, Inc. (ADR)	17,940	5,094,960
Tencent Holdings Ltd.	490,400	14,128,180
Yahoo Japan Corp.	4,613,700	21,391,180

		80,715,361

IT Services – 0.9%
Amadeus IT Group SA – Class A	412,220	20,886,591
CGI Group, Inc. – Class A(b)	228,680	10,957,243

		31,843,834

Semiconductors & Semiconductor Equipment – 2.3%
ASML Holding NV	119,156	15,811,140
SCREEN Holdings Co., Ltd.	391,100	28,859,485
SK Hynix, Inc.	66,450	3,001,347
Sumco Corp.	1,647,400	27,518,530

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co., Ltd.	458,000	$2,871,950
Tokyo Electron Ltd.	55,200	6,043,094

		84,105,546

Software – 4.1%
Check Point Software Technologies Ltd.(b)	160,550	16,482,063
Constellation Software, Inc./Canada	87,920	43,204,662
Dassault Systemes SE	124,408	10,760,266
Nice Ltd.	221,289	15,022,467
Nintendo Co., Ltd.	88,100	20,442,620
Oracle Corp. Japan	258,500	14,819,592
Sage Group PLC (The)	1,021,160	8,066,594
SAP SE	187,331	18,378,662

		147,176,926

Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA	496,926	15,791,794
Samsung Electronics Co., Ltd.	18,650	34,323,733
Samsung Electronics Co., Ltd. (Preference Shares)	6,110	8,751,899

		58,867,426

		491,639,208

Consumer Discretionary – 10.5%
Auto Components – 2.2%
Hankook Tire Co., Ltd.	222,470	10,849,856
Magna International, Inc. (New York) – Class A	545,020	23,523,063
Sumitomo Electric Industries Ltd.	986,600	16,400,615
Valeo SA	407,377	27,099,420

		77,872,954

Automobiles – 2.3%
Honda Motor Co., Ltd.	1,093,600	33,014,734
Peugeot SA(b)	1,459,820	29,338,714
Toyota Motor Corp.	376,100	20,413,886

		82,767,334

Diversified Consumer Services – 0.1%
Tarena International, Inc. (ADR)	162,800	3,041,104

Hotels, Restaurants & Leisure – 1.1%
Aristocrat Leisure Ltd.	1,155,870	15,866,074
Merlin Entertainments PLC(a)	772,024	4,640,669
Sodexo SA	109,729	12,892,758
Tabcorp Holdings Ltd.	1,370,690	4,974,048

		38,373,549

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Household Durables – 0.9%
Fujitsu General Ltd.	397,000	$7,886,474
Panasonic Corp.	2,128,500	24,088,679

		31,975,153

Leisure Products – 0.5%
Bandai Namco Holdings, Inc.	562,500	16,861,305

Media – 1.3%
CTS Eventim AG & Co. KGaA	586,560	22,690,277
Informa PLC	1,184,837	9,684,674
UBM PLC	746,440	7,147,452
WPP PLC	429,220	9,408,105

		48,930,508

Specialty Retail – 0.6%
ABC-Mart, Inc.	346,900	20,332,315
Industria de Diseno Textil SA	22,586	795,401

		21,127,716

Textiles, Apparel & Luxury Goods – 1.5%
HUGO BOSS AG	417,974	30,480,069
Samsonite International SA	4,834,100	17,579,020
Yue Yuen Industrial Holdings Ltd.	1,569,000	6,165,615

		54,224,704

		375,174,327

Industrials – 9.9%
Aerospace & Defense – 2.2%
Airbus SE	433,303	33,044,426
BAE Systems PLC	2,809,991	22,615,353
QinetiQ Group PLC	2,083,920	7,279,216
Saab AB – Class B	336,319	14,190,552

		77,129,547

Airlines – 2.6%
International Consolidated Airlines Group SA	3,535,250	23,429,298
Japan Airlines Co., Ltd.	1,331,900	42,287,733
Qantas Airways Ltd.	8,858,203	26,325,160

		92,042,191

Commercial Services & Supplies – 0.5%
Babcock International Group PLC	1,045,389	11,551,094
IWG PLC	1,563,669	6,246,910

		17,798,004

Machinery – 0.9%
IHI Corp.(b)	7,385,000	23,360,159
Kone Oyj – Class B	199,580	8,767,222

		32,127,381

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Professional Services – 2.2%
Experian PLC	857,640	$17,496,935
RELX PLC	1,028,630	20,138,681
Teleperformance	264,379	28,544,759
Wolters Kluwer NV	328,000	13,612,768

		79,793,143

Road & Rail – 0.9%
Central Japan Railway Co.	200,500	32,749,638

Trading Companies & Distributors – 0.6%
BOC Aviation Ltd.(a)	1,442,600	7,696,538
Brenntag AG	274,140	15,364,629

		23,061,167

		354,701,071

Consumer Staples – 9.9%
Beverages – 0.4%
Diageo PLC	246,320	7,053,419
Royal Unibrew A/S	152,410	6,418,897

		13,472,316

Food & Staples Retailing – 1.7%
Ain Holdings, Inc.	65,000	4,388,294
Koninklijke Ahold Delhaize NV	2,127,012	45,453,839
Loblaw Cos., Ltd.	97,760	5,304,629
Sugi Holdings Co., Ltd.	105,200	4,834,324

		59,981,086

Food Products – 0.9%
Nestle SA (REG)	52,050	3,994,927
Orkla ASA	2,062,600	18,476,948
Salmar ASA	422,154	9,103,281

		31,575,156

Household Products – 1.6%
Henkel AG & Co. KGaA (Preference Shares)	184,550	23,654,707
Reckitt Benckiser Group PLC	377,557	34,467,825

		58,122,532

Personal Products – 0.9%
LG Household & Health Care Ltd.	5,870	4,258,452
Unilever PLC	583,883	28,801,350

		33,059,802

Tobacco – 4.4%
British American Tobacco PLC	1,746,646	115,883,010
Imperial Brands PLC	235,020	11,389,930
Japan Tobacco, Inc.	902,600	29,377,408

		156,650,348

		352,861,240

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care – 7.8%
Biotechnology – 0.1%
China Biologic Products, Inc.(b)	46,780	$4,684,082

Health Care Equipment & Supplies – 1.2%
Essilor International SA	274,420	33,317,619
Sartorius AG (Preference Shares)	97,670	8,566,188

		41,883,807

Life Sciences Tools & Services – 0.9%
Eurofins Scientific SE	72,364	31,469,579

Pharmaceuticals – 5.6%
Indivior PLC	1,065,630	4,302,499
Novartis AG (REG)	101,970	7,572,039
Recordati SpA	320,103	10,849,004
Roche Holding AG	244,839	62,613,559
Sanofi	737,580	66,673,683
Shire PLC	447,955	26,101,045
Teva Pharmaceutical Industries Ltd.	11,102	363,060
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	657,310	21,093,078

		199,567,967

		277,605,435

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 5.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	3,912,217	7,026,102
BT Group PLC	12,475,560	49,816,396
China Unicom Hong Kong Ltd.	15,944,000	21,414,740
Com Hem Holding AB	812,510	9,312,358
HKT Trust & HKT Ltd. – Class SS	8,434,000	10,917,589
Nippon Telegraph & Telephone Corp.	1,506,800	64,420,698
TDC A/S	4,668,670	24,044,904
Tower Bersama Infrastructure Tbk PT	9,693,300	3,965,219

		190,918,006

Wireless Telecommunication Services – 2.0%
SoftBank Group Corp.	492,200	34,904,426
Vodafone Group PLC	13,842,222	36,072,610

		70,977,036

		261,895,042

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Energy – 7.0%
Energy Equipment & Services – 0.4%
Petrofac Ltd.	1,299,540	$15,011,420

Oil, Gas & Consumable Fuels – 6.6%
Caltex Australia Ltd.	295,810	6,665,070
Canadian Natural Resources Ltd.	497,160	16,277,284
JX Holdings, Inc.	5,875,600	28,928,786
Novatek PJSC (Sponsored GDR)(a)	41,750	5,206,072
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,973,970	78,299,845
Royal Dutch Shell PLC – Class A	682,460	17,988,467
Royal Dutch Shell PLC – Class B	608,825	16,736,238
TOTAL SA	923,846	46,712,789
YPF SA (Sponsored ADR)	718,784	17,452,076

		234,266,627

		249,278,047

Materials – 5.8%
Chemicals – 3.0%
Air Water, Inc.	861,200	15,923,356
Arkema SA	236,687	23,299,657
Covestro AG(a)	209,820	16,164,260
Incitec Pivot Ltd.	5,412,440	15,538,827
Johnson Matthey PLC	384,730	14,843,668
Nippon Shokubai Co., Ltd.	328,800	22,437,004

		108,206,772

Containers & Packaging – 0.5%
Amcor Ltd./Australia	1,400,230	16,105,966

Metals & Mining – 2.3%
BHP Billiton PLC	2,221,790	34,268,706
BlueScope Steel Ltd.	1,051,737	9,859,749
Gerdau SA (Preference Shares)	2,731,900	9,503,096
Glencore PLC(b)	3,941,880	15,466,170
MMC Norilsk Nickel PJSC (ADR)	908,876	14,263,807

		83,361,528

		207,674,266

Utilities – 1.0%
Electric Utilities – 0.7%
EDP – Energias de Portugal SA	5,999,172	20,284,148
Endesa SA	215,390	5,055,115

		25,339,263

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Water Utilities – 0.3%
Pennon Group PLC	958,230	$10,585,059

		35,924,322

Real Estate – 0.9%
Real Estate Management & Development – 0.9%
Ayala Land, Inc.	3,558,500	2,343,111
Daito Trust Construction Co., Ltd.	141,900	19,510,767
Global Logistic Properties Ltd.	1,648,400	3,275,663
Sino Land Co., Ltd.	3,276,000	5,744,938

		30,874,479

Total Common Stocks (cost $3,140,747,402)		3,450,049,343

WARRANTS – 0.5%
Financials – 0.5%
Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(b)	200,930	4,654,078
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/18(a)(b)	540,810	12,526,610

Total Warrants (cost $10,296,455)		17,180,688

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.8%
Repurchase Agreements – 1.8%
State Street Bank & Trust Co. 0.09%, dated 3/31/17 due 4/03/17 in the amount of $64,468,398 (collateralized by $64,455,000 U.S. Treasury Notes, 2.25%, due 1/31/24, value $65,761,133) (cost $64,467,914)	$64,468	64,467,914

Total Investments – 98.8% (cost $3,215,511,771)		3,531,697,945
Other assets less liabilities – 1.2%		41,747,950

Net Assets – 00.0%		$3,573,445,895

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	300	June 2017	$26,456,024	$26,730,000	$273,976

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	3,094,131	USD	26,973	4/18/17	$(832,555)
Bank of America, NA	USD	11,896	CAD	15,910	4/18/17	70,195
Bank of America, NA	USD	15,469	RUB	944,940	4/18/17	1,267,255
Barclays Bank PLC	CNY	81,894	USD	11,771	7/18/17	(21,185)
BNP Paribas SA	AUD	13,435	USD	10,192	4/18/17	(69,288)
BNP Paribas SA	JPY	1,704,647	USD	15,337	4/18/17	18,242
BNP Paribas SA	USD	38,510	EUR	36,039	4/18/17	(39,804)
BNP Paribas SA	USD	20,758	JPY	2,431,923	4/18/17	1,097,101
BNP Paribas SA	USD	29,178	JPY	3,218,458	7/18/17	(143,767)
Brown Brothers Harriman & Co.	USD	11,590	HKD	89,928	4/18/17	(14,553)
Brown Brothers Harriman & Co.	USD	36,898	JPY	4,285,116	4/18/17	1,610,585
Citibank, NA	CAD	165,628	USD	125,313	4/18/17	738,791
Citibank, NA	CHF	34,461	USD	34,653	4/18/17	220,901
Citibank, NA	EUR	95,898	USD	101,596	4/18/17	(770,869)
Citibank, NA	HKD	321,593	USD	41,488	4/18/17	92,756
Citibank, NA	ILS	174,964	USD	45,573	4/18/17	(2,747,048)
Citibank, NA	INR	1,995,195	USD	28,980	4/18/17	(1,778,757)
Citibank, NA	JPY	2,260,414	USD	20,203	4/18/17	(110,811)
Citibank, NA	RUB	944,940	USD	16,101	4/18/17	(635,358)
Citibank, NA	USD	46,430	NOK	397,781	4/18/17	(94,945)
Citibank, NA	CHF	21,350	USD	21,590	7/18/17	137,678
Citibank, NA	GBP	17,769	USD	21,735	7/18/17	(585,589)
Citibank, NA	KRW	11,233,504	USD	10,104	7/18/17	40,130
Citibank, NA	USD	102,800	CHF	103,358	7/18/17	1,051,535
Citibank, NA	USD	19,624	INR	1,325,801	7/18/17	629,111
Credit Suisse International	CHF	35,275	USD	35,130	4/18/17	(115,111)
Credit Suisse International	NOK	78,133	USD	9,395	4/18/17	293,813
Credit Suisse International	USD	94,486	AUD	125,299	4/18/17	1,218,090
Credit Suisse International	USD	68,932	CHF	69,736	4/18/17	744,646
Credit Suisse International	USD	17,925	SEK	158,185	7/18/17	(179,583)
Deutsche Bank AG	BRL	27,932	USD	8,816	4/04/17	(106,445)
Deutsche Bank AG	USD	8,904	BRL	27,932	4/04/17	18,203
Deutsche Bank AG	BRL	27,932	USD	8,852	5/03/17	(11,633)
Goldman Sachs Bank USA	USD	9,993	INR	668,342	4/18/17	310,260
Goldman Sachs Bank USA	USD	12,760	TWD	385,024	4/18/17	(68,388)
Goldman Sachs Bank USA	USD	110,068	EUR	101,806	7/18/17	(906,465)
HSBC Bank USA	BRL	27,932	USD	8,721	4/04/17	(200,996)
HSBC Bank USA	USD	8,816	BRL	27,932	4/04/17	106,445
HSBC Bank USA	GBP	44,783	USD	54,532	4/18/17	(1,594,604)
HSBC Bank USA	USD	19,206	GBP	15,382	4/18/17	72,178

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	AUD	58,539	USD	44,738	4/18/17	$26,029
JPMorgan Chase Bank, NA	NOK	712,643	USD	84,211	4/18/17	1,199,277
JPMorgan Chase Bank, NA	SEK	100,566	USD	11,415	4/18/17	184,304
JPMorgan Chase Bank, NA	USD	16,278	GBP	13,190	4/18/17	253,081
JPMorgan Chase Bank, NA	USD	36,748	JPY	4,162,145	4/18/17	655,579
Northern Trust Co.	USD	30,722	AUD	41,976	4/18/17	1,339,049
Northern Trust Co.	USD	77,357	JPY	8,969,447	4/18/17	3,248,254
Northern Trust Co.	USD	26,264	SEK	236,850	4/18/17	185,069
Royal Bank of Canada	KRW	72,711,739	USD	60,765	4/18/17	(4,311,025)
Royal Bank of Scotland PLC	AUD	39,998	USD	30,541	4/18/17	(9,607)
Royal Bank of Scotland PLC	CNY	35,937	USD	5,191	4/18/17	(24,099)
Royal Bank of Scotland PLC	GBP	11,500	USD	14,331	7/18/17	(115,422)
Standard Chartered Bank	CNY	216,923	USD	30,883	4/18/17	(598,285)
Standard Chartered Bank	TWD	385,024	USD	12,123	4/18/17	(568,392)
Standard Chartered Bank	USD	98,640	EUR	93,166	4/18/17	810,975
Standard Chartered Bank	USD	19,672	INR	1,326,853	4/18/17	783,612
State Street Bank & Trust Co.	USD	38,423	EUR	35,837	4/18/17	(167,946)
State Street Bank & Trust Co.	HKD	383,508	USD	49,469	7/18/17	20,491
UBS AG	EUR	16,517	USD	17,656	4/18/17	24,553
UBS AG	JPY	1,834,377	USD	16,115	4/18/17	(369,577)
UBS AG	USD	41,745	EUR	38,887	7/18/17	(47,851)

						$1,228,230

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $73,774,355 or 2.1% of net assets.

(b)	Non-income producing security.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

March 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 29.1%
Banks – 19.2%
Abu Dhabi Commercial Bank PJSC	5,097,240	$9,444,494
Agricultural Bank of China Ltd. – Class H	29,432,000	13,573,376
Banco Davivienda SA (Preference Shares)	1,191,260	12,397,477
Bangkok Bank PCL (NVDR)	996,700	5,264,790
Bank Mandiri Persero Tbk PT	14,705,000	12,914,451
Bank of China Ltd. – Class H	20,308,000	10,098,784
BGEO Group PLC	43,680	1,756,378
China CITIC Bank Corp., Ltd. – Class H	14,015,000	9,298,777
China Construction Bank Corp. – Class H	25,159,000	20,270,796
Chongqing Rural Commercial Bank Co., Ltd. – Class H	5,754,000	3,887,328
Credicorp Ltd.	84,163	13,743,818
Hana Financial Group, Inc.	659,180	21,751,625
HDFC Bank Ltd.	316,554	7,200,037
IndusInd Bank Ltd.	255,600	5,612,246
Industrial & Commercial Bank of China Ltd. – Class H	37,699,000	24,668,273
Itau Unibanco Holding SA (Preference Shares)	2,339,540	28,323,186
Kasikornbank PCL	1,176,400	6,470,414
Kasikornbank PCL (NVDR)	204,900	1,127,551
KB Financial Group, Inc.	510,107	22,356,181
OTP Bank PLC	113,810	3,179,783
Punjab National Bank(a)	985,189	2,275,534
Sberbank of Russia PJSC (Sponsored ADR)	1,262,627	14,564,144
Shinhan Financial Group Co., Ltd.	14,310	596,256
State Bank of India	862,650	3,897,791
Turkiye Is Bankasi – Class C	4,591,444	8,379,652

		263,053,142

Capital Markets – 1.2%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	2,069,100	12,749,294
China Everbright Ltd.	1,596,000	3,223,310

		15,972,604

Consumer Finance – 0.3%
Gentera SAB de CV	1,527,310	2,522,369
KRUK SA	25,540	1,549,518

		4,071,887

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Financial Services – 2.2%
Cielo SA	921,800	$8,335,833
FirstRand Ltd.	2,313,680	8,005,516
Fubon Financial Holding Co., Ltd.	3,004,000	4,899,661
Haci Omer Sabanci Holding AS	1,808,507	4,975,888
Power Finance Corp. Ltd.	1,862,690	4,188,139

		30,405,037

Insurance – 4.2%
AIA Group Ltd.	2,714,800	17,135,696
BB Seguridade Participacoes SA	726,800	6,779,071
Dongbu Insurance Co., Ltd.	128,790	7,372,267
New China Life Insurance Co., Ltd. – Class H	2,049,500	9,772,930
PICC Property & Casualty Co., Ltd. – Class H	7,274,000	11,226,926
Powszechny Zaklad Ubezpieczen SA	542,900	4,760,957

		57,047,847

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp. Ltd.	1,187,482	27,431,712

		397,982,229

Information Technology – 25.5%
Electronic Equipment, Instruments & Components – 3.8%
Hon Hai Precision Industry Co., Ltd.	4,220,000	12,656,150
Kingboard Chemical Holdings Ltd.	978,500	3,615,114
Largan Precision Co., Ltd.	173,000	27,247,472
LG Innotek Co., Ltd.	37,490	4,578,474
Tripod Technology Corp.	1,336,000	3,764,078

		51,861,288

Internet Software & Services – 6.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	332,390	35,841,614
NetEase, Inc. (ADR)	47,500	13,490,000
Tencent Holdings Ltd.	1,328,400	38,270,544

		87,602,158

IT Services – 0.3%
HCL Technologies Ltd.	268,419	3,620,888

Semiconductors & Semiconductor Equipment – 7.0%
Advanced Semiconductor Engineering, Inc.	5,390,735	6,905,688
Chipbond Technology Corp.	3,266,000	5,222,636
Hua Hong Semiconductor Ltd.(b)	4,067,000	5,710,352
Realtek Semiconductor Corp.	2,819,000	10,079,413

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

SK Hynix, Inc.	450,380	$20,342,311
Taiwan Semiconductor Manufacturing Co., Ltd.	7,509,120	47,086,935

		95,347,335

Technology Hardware, Storage & Peripherals – 8.0%
Pegatron Corp.	2,382,000	7,051,540
Quanta Computer, Inc.	3,474,000	7,063,320
Samsung Electronics Co., Ltd.	37,954	69,851,098
Samsung Electronics Co., Ltd. (Preference Shares)	18,310	26,227,049

		110,193,007

		348,624,676

Consumer Discretionary – 10.7%
Auto Components – 0.8%
Hankook Tire Co., Ltd.	235,930	11,506,299

Automobiles – 0.5%
Tata Motors Ltd.	473,464	3,406,708
Tata Motors Ltd. – Class A	782,563	3,399,982

		6,806,690

Diversified Consumer Services – 3.8%
China Distance Education Holdings Ltd. (ADR)	55,351	564,580
Estacio Participacoes SA	1,337,400	6,779,703
Kroton Educacional SA	2,855,900	12,114,723
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	221,974	13,402,790
Tarena International, Inc. (ADR)	1,041,767	19,460,208

		52,322,004

Hotels, Restaurants & Leisure – 0.8%
IMAX China Holding, Inc.(a)(b)	1,090,800	5,617,021
Premium Leisure Corp.	172,685,000	5,401,924

		11,018,945

Household Durables – 1.0%
Basso Industry Corp.	2,210,000	6,716,077
Cuckoo Electronics Co., Ltd.	32,428	3,842,180
Skyworth Digital Holdings Ltd.	4,879,314	3,216,850

		13,775,107

Internet & Direct Marketing Retail – 0.4%
Ctrip.com International Ltd. (ADR)(a)	113,760	5,591,304

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Media – 1.6%
Megacable Holdings SAB de CV	945,090	$3,685,004
Naspers Ltd. – Class N	57,573	9,920,534
Sun TV Network Ltd.	614,750	7,479,118

		21,084,656

Multiline Retail – 0.6%
Lojas Renner SA	615,000	5,461,254
Lotte Shopping Co., Ltd.	14,620	2,844,005

		8,305,259

Textiles, Apparel & Luxury Goods – 1.2%
Li Ning Co., Ltd.(a)	4,695,000	2,757,518
Titan Co., Ltd.	316,381	2,235,108
Welspun India Ltd.	4,511,010	6,057,069
Yue Yuen Industrial Holdings Ltd.	1,183,000	4,648,771

		15,698,466

		146,108,730

Energy – 7.6%
Energy Equipment & Services – 0.0%
TMK PJSC (GDR)(b)	70,098	371,520

Oil, Gas & Consumable Fuels – 7.6%
CNOOC Ltd.	8,578,000	10,253,474
Cosan SA Industria e Comercio	907,500	11,264,758
Gran Tierra Energy, Inc.(a)	832,930	2,217,222
KazMunaiGas Exploration Production JSC (GDR)(a)(b)	220,704	2,207,040
LUKOIL PJSC (Sponsored ADR)	539,220	28,610,714
Novatek PJSC (Sponsored GDR)(b)	94,310	11,760,111
PetroChina Co., Ltd. – Class H	10,092,000	7,393,194
Petroleo Brasileiro SA (Preference Shares)(a)	501,000	2,318,881
Tatneft PJSC (Sponsored ADR)	203,037	7,611,857
YPF SA (Sponsored ADR)	844,089	20,494,481

		104,131,732

		104,503,252

Materials – 7.2%
Chemicals – 1.5%
Kumho Petrochemical Co., Ltd.	126,700	8,928,024
LG Chem Ltd.	27,580	7,251,836
PTT Global Chemical PCL	2,437,300	5,195,554

		21,375,414

Construction Materials – 1.2%
Grasim Industries Ltd.	49,183	794,532
Grasim Industries Ltd. (GDR)(b)	802,265	12,980,648

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Grupo Cementos de Chihuahua SAB de CV	664,550	$2,981,597

		16,756,777

Metals & Mining – 4.3%
Gerdau SA (Preference Shares)	2,884,400	10,033,577
KGHM Polska Miedz SA	327,985	9,569,476
MMC Norilsk Nickel PJSC (ADR)	410,680	6,446,148
Novolipetsk Steel PJSC (GDR)(b)	370,284	7,359,957
POSCO	68,308	17,741,357
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	– 0	–
Vedanta Ltd.	1,709,365	7,260,926

		58,411,441

Paper & Forest Products – 0.2%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	2,219,000	2,387,288

		2,387,289

		98,930,921

Consumer Staples – 7.0%
Food & Staples Retailing – 3.0%
BIM Birlesik Magazalar AS	71,375	1,097,469
E-MART, Inc.	18,250	3,353,640
Lenta Ltd. (GDR)(a)(b)	1,436,994	9,771,559
X5 Retail Group NV (GDR)(a)(b)	812,816	27,351,259

		41,573,927

Food Products – 1.3%
BRF SA	199,500	2,460,453
China Agri-Industries Holdings Ltd.(a)	1,303,000	655,592
Industrias Bachoco SAB de CV	739,600	3,342,416
JBS SA	1,333,800	4,349,996
MHP SA (GDR)(b)	178,090	1,718,569
WH Group Ltd.(b)	6,514,000	5,617,153

		18,144,179

Personal Products – 1.3%
Amorepacific Corp.	32,060	8,047,791
AMOREPACIFIC Group	14,409	1,540,326
LG Household & Health Care Ltd.	10,170	7,377,931

		16,966,048

Tobacco – 1.4%
ITC Ltd.	4,387,659	18,974,588

		95,658,742

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 2.6%
China Unicom Hong Kong Ltd.	15,256,000	20,490,672

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

KT Corp.	28,332	$808,721
KT Corp. (Sponsored ADR)(a)	385,210	6,483,084
Tower Bersama Infrastructure Tbk PT	18,577,500	7,599,461

		35,381,938

Wireless Telecommunication Services – 0.4%
TIM Participacoes SA	1,589,800	5,129,042

		40,510,980

Health Care – 2.7%
Biotechnology – 1.5%
Biocon Ltd.	216,496	3,771,065
China Biologic Products, Inc.(a)	167,420	16,763,765

		20,534,830

Health Care Providers & Services – 0.8%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	4,106,100	10,756,382

Pharmaceuticals – 0.4%
Aurobindo Pharma Ltd.	270,600	2,813,028
Sun Pharmaceutical Industries Ltd.	342,379	3,617,191

		6,430,219

		37,721,431

Real Estate – 2.1%
Real Estate Management & Development – 2.1%
Aldar Properties PJSC	9,663,200	5,947,174
Ayala Land, Inc.	9,282,700	6,112,238
China Resources Land Ltd.	610,000	1,649,835
CIFI Holdings Group Co., Ltd.	17,634,000	6,852,854
Global Logistic Properties Ltd.	1,423,000	2,827,753
Kaisa Group Holdings Ltd.(a)	4,618,000	1,634,112
SM Prime Holdings, Inc.	6,282,500	3,542,742

		28,566,708

Industrials – 2.1%
Airlines – 0.1%
Air Arabia PJSC	4,170,300	1,203,971

Construction & Engineering – 1.3%
China Railway Group Ltd. – Class H	5,356,000	4,795,851
IRB Infrastructure Developers Ltd.	3,720,927	13,532,036

		18,327,887

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.3%
SM Investments Corp.	250,285	$3,475,803

Professional Services – 0.3%
51job, Inc. (ADR)(a)	97,746	3,583,368

Trading Companies & Distributors – 0.1%
BOC Aviation Ltd.(b)	347,600	1,854,510

		28,445,539

Utilities – 1.6%
Electric Utilities – 0.5%
Centrais Eletricas Brasileiras SA(a)	1,164,600	6,361,292
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	132,700	935,504

		7,296,796

Independent Power and Renewable Electricity Producers – 0.4%
Huaneng Renewables Corp., Ltd. – Class H	13,252,000	4,589,427

Water Utilities – 0.7%
Cia de Saneamento Basico do Estado de Sao Paulo	344,900	3,590,459
Cia de Saneamento de Minas Gerais – COPASA	440,329	6,216,873

		9,807,332

		21,693,555

Total Common Stocks (cost $1,178,396,519)		1,348,746,763

WARRANTS – 0.3%
Information Technology – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
FPT Corp., Macquarie Bank Ltd., expiring 9/10/18(a) (cost $3,799,631)	1,771,720	3,683,620

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.3%
Repurchase Agreements – 0.3%
State Street Bank & Trust Co. 0.09%, dated 3/31/17 due 4/03/17 in the amount of $4,098,241 (collateralized by $4,165,000 U.S. Treasury Notes, 2.25%, due 1/31/24, value $4,184,480) (cost $4,098,210)	$4,098	$4,098,210

Total Investments – 99.2% (cost $1,186,294,360)		1,356,528,593
Other assets less liabilities – 0.8%		11,005,967

Net Assets – 100.0%		$1,367,534,560

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $92,319,699 or 6.8% of net assets.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

52 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017 (unaudited)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities, at value	$1,478,330,853		$3,531,697,945		$1,356,528,593
Foreign currencies, at value(a)	2,461,850		8,388,307		1,417,377
Cash collateral due from broker	563,640		1,386,000		– 0	–
Due from custodian	1,775		4,218		1,507
Receivables:
Dividends and interest	5,630,070		13,687,938		4,774,778
Foreign withholding tax reclaims	3,988,841		9,580,173		111,949
Investment securities sold and foreign currency transactions	22,104,843		46,235,836		20,191,805
Capital shares sold	1,076,527		1,014,086		477,040
Unrealized appreciation of forward currency exchange contracts	4,093,641		18,468,188		– 0	–

Total assets	1,518,252,040		3,630,462,691		1,383,503,049

Liabilities
Due to custodian	42,753		– 0	–	– 0	–
Cash collateral due to broker	– 0	–	1,114,000		– 0	–
Payables:
Investment securities purchased and foreign currency transactions	13,931,830		30,698,547		8,448,277
Capital shares redeemed	2,445,790		4,107,201		2,119,569
Management fee	1,143,697		2,642,480		1,368,630
Foreign capital gains taxes	– 0	–	– 0	–	2,804,874
Shareholder servicing fee	298,925		726,125		277,232
Margin owed to broker on exchange-traded derivatives	25,620		63,000		– 0	–
Transfer Agent fee	19,219		31,037		38,276
Distribution fee	2,128		674		– 0	–
Accrued expenses	275,865		393,774		911,631
Unrealized depreciation of forward currency exchange contracts	3,598,708		17,239,958		– 0	–

Total liabilities	21,784,535		57,016,796		15,968,489

Net Assets	$1,496,467,505		$3,573,445,895		$1,367,534,560

Cost of investments	$1,318,872,199		$3,215,511,771		$1,186,294,360

abfunds.com	AB BLENDED STYLE FUNDS | 53

STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Net Assets Consist of:
Capital stock, at par	$93,819	$223,300	$49,510
Additional paid-in capital	2,398,275,097	5,227,788,013	1,296,516,225
Undistributed net investment income/(distributions in excess of net investment income)	4,950,087	15,158,091	(1,694,048)
Accumulated net realized loss on investment and foreign currency transactions	(1,066,817,592)	(1,987,046,729)	(94,961,114)
Net unrealized appreciation/depreciation of:
Investments and futures transactions(b)	159,599,525	316,460,150	167,429,359
Foreign currency denominated assets and liabilities	366,569	863,070	194,628

	$1,496,467,505	$3,573,445,895	$1,367,534,560

(a)	Cost: $2,471,380, $8,461,639 and $1,416,831, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $0, $0 and $2,804,874, respectively.

See notes to financial statements.

54 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class Shares
Net Assets	$1,325,059,044
Shares of capital stock outstanding	82,930,450

Net asset value, offering and redemption price per share	$15.98

Tax-Managed International Class Shares
Net Assets		$3,221,588,231
Shares of capital stock outstanding		201,030,213

Net asset value, offering and redemption price per share		$16.03

Emerging Markets Class Shares
Net Assets			$1,237,266,706
Shares of capital stock outstanding			44,797,172

Net asset value, offering and redemption price per share			$27.62

Class A Shares
Net Assets	$3,451,424	$1,530,322
Shares of capital stock outstanding	219,278	96,925

Net asset value and redemption price per share	$15.74	$15.79
Sales charge – 4.25% of public offering price	0.70	0.70

Maximum offering price	$16.44	$16.49

Class B Shares
Net Assets	$13,041	$4,719
Shares of capital stock outstanding	812.61	295.24

Net asset value and offering price per share	$16.05	$15.98

Class C Shares
Net Assets	$1,500,926	$365,061
Shares of capital stock outstanding	95,015	23,033

Net asset value and offering price per share	$15.80	$15.85

Class Z Shares
Net Assets	$166,443,070	$349,957,562	$130,267,854
Shares of capital stock outstanding	10,573,581	22,149,287	4,713,164

Net asset value and offering price per share	$15.74	$15.80	$27.64

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 55

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2017 (unaudited)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Investment Income
Income:
Interest	$3,521	$11,166	$1,823
Dividends (Net of foreign withholding taxes of $1,535,860, $3,677,067, and $1,263,069, respectively)	14,387,191	34,379,686	8,376,980
Other income	2,582	5,075	2,482

Total income	14,393,294	34,395,927	8,381,285

Expenses:
Management fee (see Note 2A)	6,645,831	15,243,535	7,498,939
Shareholder servicing fee (see Note 2B)	1,638,159	3,951,077	1,481,501
Custodian fee	194,414	271,300	286,761
Transfer Agent fee – Non-Retail Class	60,126	91,263	137,006
Transfer Agent fee – Class A	5,789	1,535	– 0	–
Transfer Agent fee – Class B	41	12	– 0	–
Transfer Agent fee – Class C	2,493	367	– 0	–
Transfer Agent fee – Class Z	15,917	33,504	12,315
Distribution fees – Class A	4,447	1,874	– 0	–
Distribution fees – Class B	88	23	– 0	–
Distribution fees – Class C	7,471	1,743	– 0	–
Registration fees	74,564	73,252	30,876
Printing fees	36,509	31,258	35,250
Directors’ fees and expenses	33,148	77,870	29,516
Auditing and tax fees	28,537	58,849	20,176
Legal fees	18,437	44,099	16,073
Miscellaneous	28,395	54,635	25,690

Total expenses	8,794,366	19,936,196	9,574,103
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(395,594)	(880,164)	(163,543)

Net expenses	8,398,772	19,056,032	9,410,560

Net investment income (loss)	5,994,522	15,339,895	(1,029,275)

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$7,066,089	$68,372,258	$49,248,439
Futures	158,274	327,450	188,222
Foreign currency transactions	(12,000,704)	(30,529,575)	(907,386)

Net realized gain (loss) on investment and foreign currency transactions	(4,776,341)	38,170,133	48,529,275

Net change in unrealized appreciation/depreciation of:
Investments(b)	47,079,118	55,400,203	27,984,998
Futures	84,162	184,119	– 0	–
Foreign currency denominated assets and liabilities	713,958	4,320,170	182,177

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	47,877,238	59,904,492	28,167,175

Net realized and unrealized gain on investment and foreign currency transactions	43,100,897	98,074,625	76,696,450

Net Increase in Net Assets Resulting from Operations	$49,095,419	$113,414,520	$75,667,175

(a)	Net of foreign capital gains taxes of $25,669, $60,892, and $391,868, for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b)	Net of decrease in accrued foreign capital gains tax of $34,008 and $86,074 for the International Portfolio and Tax-Managed International Portfolio, respectively, and increase of $811,966 for Emerging Markets Portfolio.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

International Portfolio
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,994,522	$26,264,662
Net realized loss on investment and foreign currency transactions	(4,776,341)	(27,330,724)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	47,877,238	128,588,198

Net increase in net assets resulting from operations	49,095,419	127,522,136
Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(22,632,899)	(21,728,180)
Class A	(63,772)	(62,161)
Class B	(134)	(8)
Class C	(13,155)	(12,041)
Class Z	(3,168,395)	– 0	–

Total dividends to shareholders	(25,878,355)	(21,802,390)

Capital-share transactions:
Net proceeds from sales of shares	72,044,564	385,410,949
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	23,149,103	19,247,204

Total proceeds from shares sold	95,193,667	404,658,153
Cost of shares redeemed	(143,516,086)	(449,450,612)

Net decrease in net assets from capital-share transactions	(48,322,419)	(44,792,459)

Net increase (decrease) in net assets	(25,105,355)	60,927,287
Net Assets:
Beginning of period	1,521,572,860	1,460,645,573

End of period(a)	$1,496,467,505	$1,521,572,860

(a) Includes undistributed net investment income of:	$4,950,087	$24,833,920

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Tax-Managed International Portfolio
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016
Increase in Net Assets from Operations:
Net investment income	$15,339,895	$62,950,302
Net realized gain on investment and foreign currency transactions	38,170,133	11,106,805
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	59,904,492	222,262,884

Net increase in net assets resulting from operations	113,414,520	296,319,991
Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class	(54,948,127)	(55,455,203)
Class A	(26,996)	(22,239)
Class B	(46)	– 0	–
Class C	(3,206)	(3,541)
Class Z	(6,750,440)	– 0	–

Total dividends to shareholders	(61,728,815)	(55,480,983)

Capital-share transactions:
Net proceeds from sales of shares	133,350,827	742,143,510
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	50,654,235	43,529,905

Total proceeds from shares sold	184,005,062	785,673,415
Cost of shares redeemed	(250,026,872)	(1,006,400,362)

Net decrease in net assets from capital-share transactions	(66,021,810)	(220,726,947)

Net increase (decrease) in net assets	(14,336,105)	20,112,061
Net Assets:
Beginning of period	3,587,782,000	3,567,669,939

End of period(a)	$3,573,445,895	$3,587,782,000

(a) Includes undistributed net investment income of:	$15,158,091	$61,547,011

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,029,275)		$8,193,838
Net realized gain (loss) on investment and foreign currency transactions	48,529,275		(128,485,574)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	28,167,175		333,842,752
Contributions from affiliates (see Note 2A)	– 0	–	216

Net increase in net assets resulting from operations	75,667,175		213,551,232
Dividends and Distributions to Shareholders:
Dividends from net investment income
Emerging Markets Class	(6,719,437)		(7,734,277)
Class Z	(1,038,554)		– 0	–
Distributions from net realized gain on investment transactions
Emerging Markets Class	– 0	–	(20,161,372)

Total dividends and distributions to shareholders	(7,757,991)		(27,895,649)

Capital-share transactions:
Net proceeds from sales of shares	116,198,711		290,451,495
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	5,946,621		26,262,900

Total proceeds from shares sold	122,145,332		316,714,395
Cost of shares redeemed	(160,850,891)		(274,964,018)

Net increase (decrease) in net assets from capital-share transactions	(38,705,559)		41,750,377

Net increase in net assets	29,203,625		227,405,960
Net Assets:
Beginning of period	1,338,330,935		1,110,924,975

End of period(a)	$1,367,534,560		$1,338,330,935

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(1,694,048)		$7,093,218

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2017 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The Class A, B, C and Z shares of AB International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (“Portfolios”) with the following share classes offered: the International and Tax-Managed International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing International and Tax-Managed International Class shares, respectively. Effective January 15, 2016, International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolios commenced offering of Class Z Shares. Collectively, the Class A, B, C and Z shares are referred to as the “AB International Retail Class shares”. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

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NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2017:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$28,559,172		$312,972,447		$	– 0	–	$341,531,619
Information Technology	44,874,028		162,279,117			– 0	–	207,153,145
Consumer Discretionary	10,959,640		147,163,922			– 0	–	158,123,562
Industrials	– 0	–	151,007,542			– 0	–	151,007,542
Consumer Staples	4,948,427		143,869,732			– 0	–	148,818,159
Health Care	15,483,230		101,469,220			– 0	–	116,952,450
Telecommunication Services	8,515,725		101,530,969			– 0	–	110,046,694
Energy	14,303,327		87,089,559			– 0	–	101,392,886
Materials	7,837,727		80,414,402			– 0	–	88,252,129
Utilities	– 0	–	15,494,182			– 0	–	15,494,182
Real Estate	– 0	–	11,877,083			– 0	–	11,877,083
Warrants	– 0	–	7,217,724			– 0	–	7,217,724
Short-Term Investments	20,463,678		– 0	–		– 0	–	20,463,678

Total Investments in Securities	155,944,954		1,322,385,899	(a)		– 0	–	1,478,330,853
Other Financial Instruments(b):
Assets:
Futures	140,871		– 0	–		– 0	–	140,871	(c)
Forward Currency Exchange Contracts	– 0	–	4,093,641			– 0	–	4,093,641
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(3,598,708)			– 0	–	(3,598,708)

Total(d)(e)	$156,085,825		$1,322,880,832		$	– 0	–	$1,478,966,657

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$62,414,408		$750,007,498		$	– 0	–	$812,421,906
Information Technology	106,214,470		385,424,738			– 0	–	491,639,208
Consumer Discretionary	26,564,167		348,610,160			– 0	–	375,174,327
Industrials	– 0	–	354,701,071			– 0	–	354,701,071
Consumer Staples	11,723,526		341,137,714			– 0	–	352,861,240
Health Care	36,626,164		240,979,271			– 0	–	277,605,435
Telecommunication Services	20,229,947		241,665,095			– 0	–	261,895,042
Energy	33,729,360		215,548,687			– 0	–	249,278,047
Materials	15,806,459		191,867,807			– 0	–	207,674,266
Utilities	– 0	–	35,924,322			– 0	–	35,924,322
Real Estate	– 0	–	30,874,479			– 0	–	30,874,479
Warrants	– 0	–	17,180,688			– 0	–	17,180,688
Short-Term Investments	64,467,914		– 0	–		– 0	–	64,467,914

Total Investments in Securities	377,776,415		3,153,921,530	(a)		– 0	–	3,531,697,945
Other Financial Instruments(b):
Assets:
Futures	273,976		– 0	–		– 0	–	273,976	(c)
Forward Currency Exchange Contracts	– 0	–	18,468,188			– 0	–	18,468,188
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(17,239,958)			– 0	–	(17,239,958)

Total(e)(f)	$378,050,391		$3,155,149,760		$	– 0	–	$3,533,200,151

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$104,945,945		$293,036,284		$	– 0	–	$397,982,229
Information Technology	49,331,614		299,293,062			– 0	–	348,624,676
Consumer Discretionary	70,901,746		75,206,984			– 0	–	146,108,730
Energy	74,778,200		29,725,052			– 0	–	104,503,252
Materials	25,019,944		73,910,976			1	(g)	98,930,921
Consumer Staples	52,347,892		43,310,850			– 0	–	95,658,742

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Telecommunication Services	$11,612,126		$28,898,854		$	– 0	–	$40,510,980
Health Care	16,763,765		20,957,666			– 0	–	37,721,431
Real Estate	1,634,112		26,932,596			– 0	–	28,566,708
Industrials	3,583,368		24,862,171			– 0	–	28,445,539
Utilities	17,104,128		4,589,427			– 0	–	21,693,555
Warrants	– 0	–	3,683,620			– 0	–	3,683,620
Short-Term Investments	4,098,210		– 0	–		– 0	–	4,098,210

Total Investments in Securities	432,121,050		924,407,542	(a)		1		1,356,528,593
Other Financial Instruments(b)	– 0	–	– 0	–		– 0	–	– 0	–

Total(h)(i)	$432,121,050		$924,407,542			$1		$1,356,528,593

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	An amount of $16,592,870 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(f)	An amount of $39,252,866 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(i)	An amount of $32,570,192 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Emerging Markets Portfolio	Common Stocks(a)		Total
Balance as of 9/30/16	$839,486		$839,486
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	– 0	–	– 0	–
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets Portfolio	Common Stocks(a)			Total
Transfers in to Level 3	$	– 0	–	$	– 0	–
Transfers out of Level 3		(839,485)			(839,485)

Balance as of 3/31/17		$1			$1	(b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(c)	$	– 0	–	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

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In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion and

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0.65% in excess of $8 billion of the average daily net assets of the Portfolio. The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion, 0.65% of the next $2 billion and 0.60% in excess of $10 billion of the average daily net assets of the Portfolio. The Emerging Markets Portfolio pays the Adviser an investment management fee at an annual rate of up to 1.175% of the first $1 billion, 1.050% of the next $1 billion, 1.00% of the next $1 billion, 0.90% of the next $3 billion, and 0.85% in excess of $6 billion of the average daily net assets of the Portfolio.

Since November 1, 2011, the Adviser has voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. Since November 1, 2015, the Adviser has voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. From November 1, 2011 until November 1, 2015, the advisory fee waiver for the Emerging Market Portfolio was equal to 0.05% per annum of the respective net assets. For the six months ended March 31, 2017, such waivers amounted to $368,691, $874,438 and $163,543 for the International Portfolio, Tax- Managed International Portfolio and Emerging Markets Portfolio, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio through January 27, 2018. The Expense Caps for the Portfolios may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2017, there was no such reimbursement.

During the year ended September 30, 2016, the Adviser reimbursed the Emerging Markets Portfolio $216 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder

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account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of 0.25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $15,917, Tax-Managed International Portfolio, $33,504 and Emerging Market Portfolio, $12,314 for the six months ended March 31, 2017.

The Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2017, such waivers amounted to $26,903 and $5,726 for the International and Tax-Managed International Portfolios, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

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D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to 0.30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$196,338	$1,461,935
Tax-Managed International	225,656	1,237,302

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares

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was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2017, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B		Class C
International	$13		$8		$0		$121
Tax-Managed International	– 0	–	– 0	–	– 0	–	– 0	–
Emerging Markets	– 0	–	– 0	–	– 0	–	– 0	–

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2017, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2017 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
International	$692,792	$	– 0	–	$	– 0	–
Tax-Managed International	1,604,753		– 0	–		– 0	–
Emerging Markets	1,035,951		– 0	–		– 0	–

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$463,205,722	$	– 0	–	$547,485,363	$	– 0	–
Tax-Managed International	1,075,873,201		– 0	–	1,243,848,230		– 0	–
Emerging Markets	449,134,765		– 0	–	504,266,392		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
International	$199,346,800	$(39,888,146)	$159,458,654
Tax-Managed International	433,182,634	(116,996,460)	316,186,174
Emerging Markets	213,238,724	(43,004,491)	170,234,233

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon

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for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2017, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the six months ended March 31, 2017, the Emerging Markets held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward

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currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2017, the International Portfolio and Tax-Managed International Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative

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transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended March 31, 2017, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$140,871	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,093,641		Unrealized depreciation on forward currency exchange contracts	$3,598,708

Total		$4,234,512			$3,598,708

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$158,274	$84,162
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(10,393,639)	862,728

Total		$(10,235,365)	$946,890

Tax-Managed International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$273,976	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	18,468,188		Unrealized depreciation on forward currency exchange contracts	$17,239,958

Total		$18,742,164			$17,239,958

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$327,450	$184,119
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(27,440,314)	4,578,258

Total		$(27,112,864)	$4,762,377

Emerging Markets Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$188,222

Total		$188,222

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2017

International Portfolio
Futures:
Average original value of buy contracts	$4,958,123	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$301,358,878
Average principal amount of sale contracts	$284,835,332

(a)	Positions were open for five months during the period.

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$11,476,065	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$837,270,645
Average principal amount of sale contracts	$786,460,990

(a)	Positions were open for four months during the period.

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Emerging Markets Portfolio
Futures:
Average original value of buy contracts	$19,701,087	(a)

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2017:

International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$71,808	$(71,808)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,648,247	(1,596,318)			– 0	–		– 0	–		51,929
Citibank, NA	762,054	(737,156)			– 0	–		– 0	–		24,898
Deutsche Bank AG	6,879	(6,879)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	483,358	(126,115)			– 0	–		– 0	–		357,243
JPMorgan Chase Bank, NA	10,827	– 0	–		– 0	–		– 0	–		10,827
Royal Bank of Scotland PLC	1,058,872	(4,437)			– 0	–		– 0	–		1,054,435
State Street Bank & Trust Co.	51,596	– 0	–		– 0	–		– 0	–		51,596

Total	$4,093,641	$(2,542,713)		$	– 0	–	$	– 0	–		$1,550,928	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$25,620	$	– 0	–	$(25,620)	$	– 0	–	$	– 0	–

Total	$25,620	$	– 0	–	$(25,620)	$	– 0	–	$	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$128,803	$(71,808)		$	– 0	–	$	– 0	–	$56,995
Barclays Bank PLC	1,596,318	(1,596,318)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	23,842	– 0	–		– 0	–		– 0	–	23,842
Citibank, NA	737,156	(737,156)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	44,620	(6,879)			– 0	–		– 0	–	37,741
Goldman Sachs Bank USA	126,115	(126,115)			– 0	–		– 0	–	– 0	–
Northern Trust Co.	276,123	– 0	–		– 0	–		– 0	–	276,123
Royal Bank of Scotland PLC	4,437	(4,437)			– 0	–		– 0	–	– 0	–
UBS AG	661,294	– 0	–		– 0	–		– 0	–	661,294

Total	$3,598,708	$(2,542,713)		$	– 0	–	$	– 0	–	$1,055,995	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Tax-Managed International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*		Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$1,337,450	$(832,555)		$(504,895)		$	– 0	–	$	– 0	–
BNP Paribas SA	1,115,343	(252,859)		– 0	–		– 0	–		862,484
Brown Brothers Harriman & Co.	1,610,585	(14,553)		– 0	–		– 0	–		1,596,032
Citibank, NA	2,910,902	(2,910,902)		– 0	–		– 0	–		– 0	–
Credit Suisse International	2,256,549	(294,694)		– 0	–		– 0	–		1,961,855
Deutsche Bank AG	18,203	(18,203)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	310,260	(310,260)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	178,623	(178,623)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	2,318,270	– 0	–	– 0	–		– 0	–		2,318,270
Northern Trust Co.	4,772,372	– 0	–	– 0	–		– 0	–		4,772,372
Standard Chartered Bank	1,594,587	(1,166,677)		– 0	–		– 0	–		427,910

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
State Street Bank & Trust Co.	$20,491		$(20,491)		$	– 0	–	$	– 0	–	$	– 0	–
UBS AG	24,553		(24,553)			– 0	–		– 0	–		– 0	–

Total	$18,468,188		$(6,024,370)			$(504,895)		$	– 0	–		$11,938,923	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$63,000	$	– 0	–		$(63,000)		$	– 0	–	$	– 0	–

Total	$63,000	$	– 0	–		$(63,000)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$832,555		$(832,555)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	21,185		– 0	–		– 0	–		– 0	–		21,185
BNP Paribas SA	252,859		(252,859)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	14,553		(14,553)			– 0	–		– 0	–		– 0	–
Citibank, NA	6,723,377		(2,910,902)			– 0	–		– 0	–		3,812,475
Credit Suisse International	294,694		(294,694)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	118,078		(18,203)			– 0	–		– 0	–		99,875
Goldman Sachs Bank USA	974,853		(310,260)			– 0	–		– 0	–		664,593
HSBC Bank USA	1,795,600		(178,623)			– 0	–		– 0	–		1,616,977
Royal Bank of Canada	4,311,025		– 0	–		– 0	–		– 0	–		4,311,025
Royal Bank of Scotland PLC	149,128		– 0	–		– 0	–		– 0	–		149,128
Standard Chartered Bank	1,166,677		(1,166,677)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	167,946		(20,491)			– 0	–		– 0	–		147,455
UBS AG	417,428		(24,553)			– 0	–		– 0	–		392,875

Total	$17,239,958		$(6,024,370)		$	– 0	–	$	– 0	–		$11,215,588	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it

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anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

International	2016	2015
Distributions paid from:
Ordinary income	$21,802,390	$33,403,765

Total distributions paid	$21,802,390	$33,403,765

Tax-Managed International
Distributions paid from:
Ordinary income	$55,480,983	$80,122,932

Total distributions paid	$55,480,983	$80,122,932

Emerging Markets
Distributions paid from:
Ordinary income	$7,737,820	$18,246,033
Long-term capital gains	20,157,829	25,977,565

Total distributions paid	$27,895,649	$44,223,598

As of September 30, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
International	$24,858,611	$(1,052,248,740)	$102,271,655	$(925,118,474)
Tax-Managed International	61,713,820	(2,024,292,309)	256,327,368	(1,706,251,121)
Emerging Markets	7,750,458	(142,458,877)	138,295,703	3,587,284

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax basis components of accumulated earnings/(deficit) is attributable primarily to foreign capital gains tax exposure on Peruvian securities.

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For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
International	$88,421,013	n/a	2017
International	910,864,476	n/a	2018
International	44,844,793	$8,118,458	No expiration
Tax-Managed International	219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	90,557,873	n/a	No expiration
Emerging Markets	36,181,888	106,276,989	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are

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even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Illiquid securities and relatively less liquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to

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support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when

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the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private

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shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 13.9 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Tax-Managed International Portfolio, International Portfolio and Emerging Market Portfolio. The allocation is as follows:

	Allocation of Shares (in Million)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

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Share transactions for each Portfolio for the six months ended March 31, 2017 and the year ended September 30, 2016, were as follows:

International Portfolio
Shares	Amount
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

International Class Shares
Shares sold	4,721,984	15,896,122	$71,773,306	$239,649,617

Shares issued to shareholders on reinvestment of dividends	1,336,313	1,258,373	19,911,064	19,177,587

Shares redeemed	(9,330,761)	(30,023,993)	(142,546,470)	(447,809,367)

Net decrease	(3,272,464)	(12,869,498)	(50,862,100)	(188,982,163)

Beginning of period	86,202,914	99,072,412	2,266,432,004	2,455,414,167

End of period	82,930,450	86,202,914	$2,215,569,904	$2,266,432,004

Class A Shares
Shares sold	13,396	23,388	$200,437	$348,057

Shares issued to shareholders on reinvestment of dividends	3,967	3,916	58,192	58,779

Shares converted from Class B	589	2,196	8,820	32,120

Shares redeemed	(49,316)	(67,262)	(737,271)	(1,003,076)

Net decrease	(31,364)	(37,762)	(469,822)	(564,120)

Beginning of period	250,642	288,404	21,798,053	22,362,173

End of period	219,278	250,642	$21,328,231	$21,798,053

Class B Shares
Shares sold	316	– 0	–	$4,672	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	9	– 0	–(a)	133	8

Shares converted to Class A	(578)	(2,167)	(8,820)	(32,120)

Shares redeemed	(302)	(217)	(4,478)	(3,265)

Net decrease	(555)	(2,384)	(8,493)	(35,377)

Beginning of period	1,367	3,751	1,529,268	1,564,645

End of period	812	1,367	$1,520,775	$1,529,268

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	International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Class C Shares
Shares sold	3,732	18,198		$57,279	$271,152

Shares issued to shareholders on reinvestment of dividends	782	718		11,542	10,830

Shares redeemed	(14,745)	(40,975)		(219,047)	(602,784)

Net decrease	(10,231)	(22,059)		(150,226)	(320,802)

Beginning of period	105,246	127,305		11,823,250	12,144,052

End of period	95,015	105,246		$11,673,024	$11,823,250

Class Z Shares(b)
Shares sold	4	10,357,615		$50	$145,110,003

Shares issued to shareholders on reinvestment of dividends	215,962	– 0	–	3,168,172	– 0	–

Net increase	215,966	10,357,615		3,168,222	145,110,003

Beginning of period	10,357,615	– 0	–	145,110,003	– 0	–

End of period	10,573,581	10,357,615		$148,278,225	$145,110,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Tax-Managed International Class Shares
Shares sold	8,732,078	28,885,234	$133,304,623	$436,196,940

Shares issued to shareholders on reinvestment of dividends	2,930,959	2,843,568	43,876,449	43,506,600

Shares redeemed	(16,238,547)	(67,948,807)	(249,947,077)	(1,006,182,713)

Net decrease	(4,575,510)	(36,220,005)	(72,766,005)	(526,479,173)

Beginning of period	205,605,723	241,825,728	4,869,708,709	5,396,187,882

End of period	201,030,213	205,605,723	$4,796,942,704	$4,869,708,709

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	Tax-Managed International Portfolio
	Shares				Amount
	Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30, 2016

Class A Shares
Shares sold	2,658		5,523		$40,626			$82,440

Shares issued to shareholders on reinvestment of dividends	1,738		1,385		25,631			20,881

Shares converted from Class B	– 0	–	806		– 0	–		12,127

Shares redeemed	(5,040)		(7,154)		(77,477)			(106,668)

Net increase (decrease)	(644)		560		(11,220)			8,780

Beginning of period	97,569		97,009		6,534,888			6,526,108

End of period	96,925		97,569		$6,523,668			$6,534,888

Class B Shares
Shares issued to shareholders on reinvestment of dividends	3		– 0	–	$45		$	– 0	–

Shares converted to Class A	– 0	–	(806)		– 0	–		(12,127)

Shares redeemed	– 0	–(a)	– 0	–(a)	(2)			(3)

Net increase (decrease)	3		(806)		43			(12,130)

Beginning of period	292		1,098		270,775			282,905

End of period	295		292		$270,818			$270,775

Class C Shares
Shares sold	382		– 0	–	$5,572		$	– 0	–

Shares issued to shareholders on reinvestment of dividends	127		160		1,895			2,424

Shares redeemed	(153)		(6,675)		(2,316)			(98,851)

Net increase (decrease)	356		(6,515)		5,151			(96,427)

Beginning of period	22,677		29,192		2,400,818			2,497,245

End of period	23,033		22,677		$2,405,969			$2,400,818

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	Tax-Managed International Portfolio
	Shares				Amount
	Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Class Z Shares(b)
Shares sold	– 0	–	21,691,645		$6	$305,852,003

Shares issued to shareholders on reinvestment of dividends	457,642		– 0	–	6,750,215	– 0	–

Net increase	457,642		21,691,645		6,750,221	305,852,003

Beginning of period	21,691,645		– 0	–	305,852,003	– 0	–

End of period	22,149,287		21,691,645		$312,602,224	$305,852,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	Emerging Markets Portfolio
	Shares		Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Emerging Markets Class Shares
Shares sold	4,502,335	8,416,307	$116,198,698	$191,455,492

Shares issued to shareholders on reinvestment of dividends and distributions	195,234	1,160,022	4,908,179	26,262,900

Shares redeemed	(6,272,764)	(12,002,061)	(160,850,891)	(274,964,018)

Net decrease	(1,575,195)	(2,425,732)	(39,744,014)	(57,245,626)

Beginning of period	46,372,367	48,798,099	1,236,275,291	1,293,520,917

End of period	44,797,172	46,372,367	$1,196,531,277	$1,236,275,291

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	Emerging Markets Portfolio
	Shares			Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Class Z Shares(a)
Shares sold	2	4,671,856		$13	$98,996,003

Shares issued to shareholders on reinvestment of dividends and distributions	41,306	– 0	–	1,038,442	– 0	–

Net increase	41,308	4,671,856		1,038,455	98,996,003

Beginning of period	4,671,856	– 0	–	98,996,003	– 0	–

End of period	4,713,164	4,671,856		$100,034,458	$98,996,003

(a)	Commenced distribution on January 15, 2016.

NOTE 7.

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 8.

Subsequent Events

Effective April 10, 2017, for Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.49	$ 14.47	$ 15.63	$ 15.65	$ 13.07	$ 12.28

Income From Investment Operations
Net investment income(a)(b)	.06	.25	^	.19	.35	.08	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	.99	(1.03)	(.16)	2.70	.89
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	.52	1.24	(.84)	.19	2.78	1.00

Less: Dividends
Dividends from net investment income	(.27)	(.22)	(.32)	(.21)	(.20)	(.21)

Net asset value, end of period	$ 15.74	$ 15.49	$ 14.47	$ 15.63	$ 15.65	$ 13.07

Total Return
Total investment return based on net asset value(d)	3.47%	8.62	%^	(5.47)%	1.23%	21.55%	8.32%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,452	$3,883	$4,172	$4,312	$4,688	$6,201
Average net assets (000 omitted)	$3,529	$4,086	$4,436	$4,694	$5,196	$6,718
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14	%*	1.14%	1.16	%+	1.19%	2.10%	2.05%
Expenses, before waiver/reimbursements	1.55	%*	1.74%	2.12	%+	1.69%	2.15%	2.09%
Net investment income(b)	.77	%*	1.70	%^	1.22	%+	2.14%	.59%	.85%
Portfolio turnover rate	32%	77%	80%	67%	72%	69%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.68	$ 14.54	$ 15.64	$ 15.56	$ 12.97	$ 12.14

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.10	^	.04	.22	(.03)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	1.04	(1.00)	(.14)	2.67	.90
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	.48	1.14	(.96)	.08	2.64	.89

Less: Dividends
Dividends from net investment income	(.11)	– 0	–	(.14)	(.00	)(c)	(.05)	(.06)

Net asset value, end of period	$ 16.05	$ 15.68	$ 14.54	$ 15.64	$ 15.56	$ 12.97

Total Return
Total investment return based on net asset value(d)	3.08%	7.86	%^	(6.17)%	.52%	20.43%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13	$21	$55	$166	$286	$540
Average net assets (000 omitted)	$18	$33	$104	$223	$436	$680
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88	%*	1.89%	1.89	%+	1.89%	2.90%	2.90%
Expenses, before waivers/reimbursements	2.42	%*	2.65%	2.82	%+	2.49%	2.97%	2.94%
Net investment income (loss)(b)	(.16	)%*	.64	%^	.23	%+	1.38%	(.24)%	(.05)%
Portfolio turnover rate	32%	77%	80%	67%	72%	69%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.47	$ 14.44	$ 15.58	$ 15.61	$ 13.01	$ 12.17

Income From Investment Operations
Net investment income (loss)(a)(b)	– 0	–	.14	^	.07	.23	(.01)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	.99	(1.02)	(.15)	2.69	.90
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	.47	1.13	(.95)	.08	2.68	.91

Less: Dividends
Dividends from net investment income	(.14)	(.10)	(.19)	(.11)	(.08)	(.07)

Net asset value, end of period	$ 15.80	$ 15.47	$ 14.44	$ 15.58	$ 15.61	$ 13.01

Total Return
Total investment return based on net asset value(d)	3.07%	7.81	%^	(6.13)%	.49%	20.73%	7.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,501	$1,628	$1,838	$2,298	$2,650	$2,896
Average net assets (000 omitted)	$1,482	$1,781	$2,130	$2,594	$2,721	$3,460
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%*	1.89%	1.90	%+	1.89%	2.82%	2.79%
Expenses, before waivers/reimbursements	2.31	%*	2.51%	2.85	%+	2.41%	2.88%	2.83%
Net investment income (loss)(b)	.05	%*	.95	%^	.45	%+	1.43%	(.10)%	.09%
Portfolio turnover rate	32%	77%	80%	67%	72%	69%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class Z
	Six Months Ended March 31, 2017 (unaudited)	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 15.52	$ 13.76

Income From Investment Operations
Net investment income(a)(b)	.08	.30	^
Net realized and unrealized gain on investment and foreign currency transactions	.45	1.46

Total from investment operations	.53	1.76

Less dividends:
Dividends from net investment income	(.31)	– 0	–

Net asset value, end of period	$ 15.74	$ 15.52

Total Return
Total investment return based on net asset value(d)	3.53%	12.79	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$166,443	$160,704
Average net assets (000 omitted)	$157,870	$132,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.92%	.92%
Expenses, before waivers/reimbursements*	1.00%	1.01%
Net investment income(b)*	1.05%	2.92	%^
Portfolio turnover rate	32%	77%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.57	$ 14.54	$ 15.71	$ 15.78	$ 13.07	$ 12.29

Income From Investment Operations
Net investment income(a)(b)	.07	.26	^	.20	.36	.13	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	1.00	(1.03)	(.17)	2.73	.93
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	.50	1.26	(.83)	.19	2.86	.98

Less: Dividends
Dividends from net investment income	(.28)	(.23)	(.34)	(.26)	(.15)	(.20)

Net asset value, end of period	$ 15.79	$ 15.57	$ 14.54	$ 15.71	$ 15.78	$ 13.07

Total Return
Total investment return based on net asset value(d)	3.30%	8.69	%^**	(5.37)%	1.18	%**	22.10	%**	8.10%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,530	$1,519	$1,410	$1,517	$1,549	$1,405
Average net assets (000 omitted)	$1,487	$1,481	$1,518	$1,625	$1,465	$1,741
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%*	1.10%	1.12	%+	1.15%	1.88%	2.36%
Expenses, before waiver/reimbursements	1.36	%*	1.46%	1.61	%+	1.55%	1.93%	2.40%
Net investment income(b)	.86	%*	1.76	%^	1.26	%+	2.19%	.88%	.37%
Portfolio turnover rate	32%	69%	76%	64%	72%	62%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.69	$ 14.54	$ 15.73	$ 15.65	$ 12.92	$ 12.12

Income From Investment Operations
Net investment income (loss)(a)(b)	.01	.14	^	.09	.24	(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	1.01	(1.04)	(.16)	2.78	.90
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	.45	1.15	(.95)	.08	2.73	.87

Less: Dividends
Dividends from net investment income	(.16)	– 0	–	(.24)	– 0	–	– 0	–	(.07)

Net asset value, end of period	$ 15.98	$ 15.69	$ 14.54	$ 15.73	$ 15.65	$ 12.92

Total Return
Total investment return based on net asset value(d)	2.91%	7.91	%^**	(6.09)%	.51	%**	21.13	%**	7.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5	$4	$16	$14	$19	$131
Average net assets (000 omitted)	$4	$5	$17	$17	$41	$143
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%*	1.83%	1.85	%+	1.84%	2.79%	3.21%
Expenses, before waivers/reimbursements	2.43	%*	2.53%	2.30	%+	2.39%	2.84%	3.26%
Net investment income (loss)(b)	.18	%*	.94	%^	.56	%+	1.50%	(.41)%	(.23)%
Portfolio turnover rate	32%	69%	76%	64%	72%	62%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.55	$ 14.52	$ 15.66	$ 15.72	$ 12.97	$ 12.13

Income From Investment Operations
Net investment income (loss)(a)(b)	.01	.13	^	.09	.25	.00	(c)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	1.02	(1.04)	(.18)	2.75	.91
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	.44	1.15	(.95)	.07	2.75	.89

Less: Dividends
Dividends from net investment income	(.14)	(.12)	(.19)	(.13)	– 0	–	(.05)

Net asset value, end of period	$ 15.85	$ 15.55	$ 14.52	$ 15.66	$ 15.72	$ 12.97

Total Return
Total investment return based on net asset value(d)	2.91%	7.95	%^**	(6.10)%	.47	%**	21.20	%**	7.38%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$365	$353	$424	$420	$459	$558
Average net assets (000 omitted)	$346	$385	$426	$487	$453	$765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%*	1.85%	1.86	%+	1.85%	2.63%	3.15%
Expenses, before waivers/reimbursements	2.12	%*	2.24%	2.34	%+	2.25%	2.68%	3.20%
Net investment income (loss)(b)	.13	%*	.90	%^	.57	%+	1.52%	(.01)%	(.19)%
Portfolio turnover rate	32%	69%	76%	64%	72%	62%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data And Ratios For A Share Of Capital Stock Outstanding For Each Respective Portfolio For Each Of The Periods Presented:

	Tax-Managed International Portfolio
	Class Z
	Six Months Ended March 31, 2017 (unaudited)	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 15.60	$ 13.84

Income From Investment Operations
Net investment income(a)(b)	.08	.31^
Net realized and unrealized gain on investment and foreign currency transactions	.43	1.45

Total from investment operations	.51	1.76

Less dividends:
Dividends from net investment income	(.31)	– 0	–

Net asset value, end of period	$ 15.80	$ 15.60

Total Return
Total investment return based on net asset value(d)	3.42%	12.72	%^**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$349,958	$338,402
Average net assets (000 omitted)	$332,308	$278,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.88%	.87%
Expenses, before waivers/reimbursements*	.93%	.95%
Net investment income(b)*	1.11%	2.94	%^
Portfolio turnover rate	32%	69%

See	footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

	Emerging Markets Portfolio
	Class Z
	Six Months Ended March 31, 2017 (unaudited)	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 26.27	$ 19.92

Income From Investment Operations
Net investment income(a)(b)	.01	.27	^
Net realized and unrealized gain on investment and foreign currency transactions	1.58	6.08

Total from investment operations	1.59	6.35

Less dividends and distributions:
Dividends from net investment income	(.22)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 27.64	$ 26.27

Total Return
Total investment return based on net asset value(d)	6.15%	31.88	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$130,268	$122,726
Average net assets (000 omitted)	$122,139	$95,977
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	1.20%	1.22%
Expenses, before waivers/reimbursements*	1.23%	1.25%
Net investment income(b)*	.09%	1.62	%^
Portfolio turnover rate	35%	71%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$.003	.02%	.02%
Tax-Managed International	.002	.01%	.01%
Emerging Markets	.007	.03%	.03%

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolios’ performance for the years ended September 30, 2016, September 30, 2014 and September 30, 2013 by .01%, .01% and .02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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BOARD OF DIRECTORS

Bart Friedman,(1)(2) Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On

1	The liquidation of these Portfolios was approved on January 26, 2017.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management

abfunds.com	AB BLENDED STYLE FUNDS | 107

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

abfunds.com	AB BLENDED STYLE FUNDS | 113

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

ALTERNATIVES (continued)

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

abfunds.com	AB BLENDED STYLE FUNDS | 115

NOTES

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AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0152-0317

MAR    03.31.17

SEMI-ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB SHORT DURATION PORTFOLIO | 1

SEMI-ANNUAL REPORT

May 16, 2017

This report provides management’s discussion of fund performance for AB Short Duration Portfolio for the semi-annual reporting period ended March 31, 2017.

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF MARCH 31, 2017 (unaudited)

	6 Months	12 Months
AB SHORT DURATION PORTFOLIO[1]
Class A Shares	-0.35%	0.15%
Class B Shares[2]	-0.41%	0.01%
Class C Shares	-0.45%	-0.06%
BofA ML 1-3 Year US Treasury Index	-0.17%	0.25%

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended March 31, 2017, by 0.01% and 0.06%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.03%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

INVESTMENT RESULTS

The table above shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended March 31, 2017.

During the six-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning detracted from performance, relative to the benchmark, primarily because of a duration overweight across the curve in a rising rate environment. Sector allocation contributed to returns, mainly because of the Portfolio’s exposures to the banking sector and commercial mortgage-backed securities (“CMBS”). Security selection did not have a meaningful impact on overall performance.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning detracted, mostly due to a duration overweight across the curve, as rates rose through the period. Sector allocation contributed, mainly because of

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INVESTMENT RESULTS (continued)

the Portfolio’s exposures to the banking, CMBS and non-agency mortgage sectors. Security selection did not significantly affect overall returns.

During both periods, the Portfolio utilized currency forwards to hedge currency risk. Credit default swaps were utilized to gain exposure to the CMBS market. Treasury futures, interest rate swaps and interest rate swaptions were utilized to manage duration, country exposure and yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets generally absorbed the political surprises of the 12-month period well, the two biggest of which were Donald Trump’s win in the US presidential election and the UK’s decision to exit the European Union (“Brexit”). After initial optimism regarding policy implications for economic growth and trade, markets lost some momentum after the failure of health care reform in the US stoked concern about whether the Trump administration would be able to steer its agenda of tax cuts and deregulation through Congress as seamlessly as many had expected. Meanwhile, UK Prime Minister Theresa May triggered Article 50 to begin the two-year countdown to fully cease the country’s membership in the European Union, with the specifics of future negotiations still uncertain. After rising sharply in late 2016, the 10-year US Treasury yield stabilized to end the 12-month period higher at 2.39%. The 10-year German Bund yield rose through the period, ending at 0.33%.

In the aftermath of Brexit, European central banks maintained an easing bias through the period. The Bank of England cut rates for the first time in seven years to a new historic low. The US Federal Reserve raised interest rates for the second and third time since the 2008 financial crisis, moves universally anticipated by markets. Commodity price strength, accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Developed-market yields had varying performance, generally rising in the US and Canada, falling in the UK, and moving in different directions elsewhere. Investment-grade credit securities, developed-market treasuries and emerging-market local-currency government bonds all rallied, but lagged the double-digit returns of global high yield. Within high yield, sector performance was broadly positive, with the commodity-linked energy and basic industries sectors posting the highest returns. Real estate investment trusts and consumer sectors were the relative laggards, while still rallying appreciably through the period.

abfunds.com	AB SHORT DURATION PORTFOLIO | 3

INVESTMENT POLICIES

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves

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DISCLOSURES AND RISKS (continued)

go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to

abfunds.com	AB SHORT DURATION PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these

8 | AB SHORT DURATION PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (the “EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

abfunds.com	AB SHORT DURATION PORTFOLIO | 9

DISCLOSURES AND RISKS (continued)

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10 | AB SHORT DURATION PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			0.33%
1 Year	0.15%	-4.10%
5 Years	0.17%	-0.70%
10 Years	0.85%	0.41%
CLASS B SHARES			-0.49%
1 Year	0.01%	-2.98%
5 Years	-0.04%	-0.04%
10 Years[2]	0.48%	0.48%
CLASS C SHARES			-0.39%
1 Year	-0.06%	-1.05%
5 Years	-0.03%	-0.03%
10 Years	0.40%	0.40%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.10%
5 Years	-0.70%
10 Years	0.41%
CLASS B SHARES
1 Year	-2.98%
5 Years	-0.04%
10 Years[2]	0.48%
CLASS C SHARES
1 Year	-1.05%
5 Years	-0.03%
10 Years	0.40%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.78% and 1.74% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB SHORT DURATION PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.50	$5.18	1.04%
Hypothetical**	$1,000	$1,019.75	$5.24	1.04%
Class B
Actual	$1,000	$995.90	$6.57	1.32%
Hypothetical**	$1,000	$1,018.35	$6.64	1.32%
Class C
Actual	$1,000	$995.50	$6.22	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $271.1

1	All data are as of March 31, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

March 31, 2017 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES – 27.5%
United States – 27.5%
U.S. Treasury Notes 0.50%, 4/30/17	U.S.$	6,477	$6,475,923
0.75%, 1/31/18		1,631	1,627,150
0.875%, 6/15/17-9/15/19		13,988	13,919,128
0.875%, 11/30/17(a)		18,414	18,400,337
1.125%, 1/31/19		6,398	6,385,255
1.25%, 12/31/18-4/30/19		9,382	9,379,707
1.375%, 2/15/20-1/31/21		7,289	7,246,033
1.625%, 3/15/20		11,000	11,039,534

Total Governments-Treasuries (cost $74,548,995)			74,473,067

CORPORATES-INVESTMENT GRADE – 23.5%
Financial Institutions – 16.0%
Banking – 15.2%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,258,892
American Express Credit Corp. 2.125%, 3/18/19		684	687,003
Bank of America NA 1.65%, 3/26/18		860	860,301
Bank of Montreal 1.35%, 8/28/18		1,109	1,103,765
Barclays PLC 2.00%, 3/16/18		880	880,598
BB&T Corp. 2.25%, 2/01/19		834	839,896
BNP Paribas SA 2.375%, 9/14/17-5/21/20		2,172	2,173,810
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	990,870
Citigroup, Inc. 1.554% (LIBOR 3 Month + 0.52%), 5/01/17(c)		749	749,210
1.754% (LIBOR 3 Month + 0.70%), 11/24/17(c)		827	829,696
2.05%, 6/07/19		717	716,247
Compass Bank 1.85%, 9/29/17		950	949,734
Credit Agricole SA/London 3.00%, 10/01/17(b)		1,167	1,174,737

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Credit Suisse AG/New York, NY Series G 1.375%, 5/26/17	U.S.$	1,196	$1,196,132
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	987,600
Deutsche Bank AG Series G 2.85%, 5/10/19		717	721,252
Goldman Sachs Group, Inc. (The) 2.201% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	740,045
HSBC USA, Inc. 1.70%, 3/05/18		737	737,435
Huntington National Bank (The) 2.20%, 11/06/18		940	943,694
2.375%, 3/10/20		650	652,080
ING Bank NV 2.50%, 10/01/19(b)		1,000	1,005,763
ING Groep NV 3.15%, 3/29/22		589	590,237
JPMorgan Chase & Co. 1.565% (LIBOR 3 Month + 0.51%), 3/01/18(c)		747	748,957
2.295%, 8/15/21		474	468,971
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,270,267
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	958,198
Mizuho Bank Ltd. 1.603% (LIBOR 3 Month + 0.45%), 9/25/17(b)(c)		1,613	1,614,807
Morgan Stanley 1.875%, 1/05/18		716	717,246
5.625%, 9/23/19		740	799,392
Nordea Bank AB 2.375%, 4/04/19(b)		975	982,039
PNC Bank NA 1.80%, 11/05/18		940	940,752
Royal Bank of Canada Series G 1.80%, 7/30/18		825	826,188
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	790,624
Societe Generale SA 2.75%, 10/12/17		1,220	1,226,832

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19	U.S.$	1,039	$1,038,335
Svenska Handelsbanken AB 1.50%, 9/06/19		995	982,443
UBS AG/Stamford CT Series G 1.80%, 3/26/18		1,372	1,372,947
US Bank NA/Cincinnati OH 1.40%, 4/26/19		870	863,414
1.45%, 1/29/18		1,000	999,830
1.519% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	717,599
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,194,772
3.069%, 1/24/23		554	556,742
Westpac Banking Corp. 1.60%, 8/19/19		292	289,022
1.65%, 5/13/19		1,150	1,141,467

			41,289,841

Insurance – 0.8%
MetLife, Inc. 1.756%, 12/15/17		1,060	1,060,064
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	822,207
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	195,113

			2,077,384

			43,367,225

Industrial – 7.0%
Basic – 0.5%
Dow Chemical Co. (The) 8.55%, 5/15/19		584	661,952
Lubrizol Corp. (The) 8.875%, 2/01/19		616	693,444

			1,355,396

Capital Goods – 0.4%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	263,778
2.10%, 1/10/20		729	728,679

			992,457

Communications-Media – 0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		734	801,022

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Communications-Telecommunications – 0.9%
America Movil SAB de CV 5.00%, 3/30/20	U.S.$	620	$664,562
AT&T, Inc. 1.40%, 12/01/17		1,696	1,696,187

			2,360,749

Consumer Cyclical-Automotive – 2.0%
American Honda Finance Corp. 1.20%, 7/12/19		988	974,217
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,110,499
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	812,824
3.15%, 1/15/20		667	678,192
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	934,073
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	814,599

			5,324,404

Consumer Cyclical-Retailers – 0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	225,321

Consumer Non-Cyclical – 1.1%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		688	688,571
Celgene Corp. 2.125%, 8/15/18		794	796,938
Kroger Co. (The) 6.15%, 1/15/20		609	671,130
Molson Coors Brewing Co. 2.25%, 3/15/20(b)		267	267,096
Mylan NV 2.50%, 6/07/19		709	711,446

			3,135,181

Energy–0.7%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,242,724
Williams Partners LP 4.125%, 11/15/20		742	775,494

			2,018,218

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Services – 0.5%
eBay, Inc. 2.50%, 3/09/18	U.S.$	359	$361,754
Visa, Inc. 2.20%, 12/14/20		984	987,473

			1,349,227

Technology – 0.5%
Microsoft Corp. 1.10%, 8/08/19		700	692,181
QUALCOMM, Inc. 1.40%, 5/18/18		670	669,591

			1,361,772

			18,923,747

Utility – 0.5%
Electric – 0.5%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19		704	695,503
Georgia Power Co. 1.95%, 12/01/18		775	776,999

			1,472,502

Total Corporates-Investment Grade (cost $63,917,447)			63,763,474

ASSET-BACKED SECURITIES – 17.9%
Autos-Fixed Rate – 9.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		501	500,645
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		916	916,418
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		579	578,406
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(b)		6	5,656
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		913	915,311
Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,533	1,556,859

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)	U.S.$	808	$807,253
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		247	246,885
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,299	1,298,185
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		644	645,720
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		475	473,900
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		445	445,138
Series 2017-AA, Class A3 1.77%, 1/15/20(b)		609	608,316
Series 2017-BA, Class A1 1.20%, 4/16/18(b)		1,055	1,055,000
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(b)		227	226,968
Series 2015-1, Class A2 1.30%, 9/20/20(b)		404	403,495
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		239	238,260
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		699	698,792
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)		524	523,179
Series 2016-4, Class A2 1.96%, 2/16/21(b)		870	867,155
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		627	627,092
Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,071,267
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	605,906

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21	U.S.$	489	$488,511
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		850	851,365
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		469	469,090
Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	712,183
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		621	620,105
Series 2015-1, Class A3 1.41%, 6/15/20		477	476,677
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	545,006
Series 2015-2A, Class A 2.02%, 9/25/19(b)		470	467,356
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		784	781,526
Series 2016-1A, Class A 2.32%, 3/25/20(b)		566	563,815
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		685	682,878
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)		475	474,652
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		488	487,995
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		487	487,272
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		850	855,152
Series 2016-3, Class A2 1.34%, 11/15/19		520	519,538
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		246	245,976

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(b)	U.S.$	439	$438,859
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(b)		90	89,928
Series 2016-2A, Class A2 1.57%, 6/17/19(b)		337	336,552
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	838,694

			26,748,936

Credit Cards-Fixed Rate – 2.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		644	644,077
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,063,618
Series 2015-2, Class A 1.56%, 3/15/21		534	533,156
Series 2015-4, Class A 1.72%, 8/16/21		523	523,152
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		679	678,353
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	1,003,198
Series 2015-3, Class A 1.74%, 9/15/21		650	650,442
Series 2016-1, Class A 2.04%, 3/15/22		684	686,692
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		509	509,522
Series 2016-B, Class A 1.44%, 6/15/22		1,015	1,012,171

			7,304,381

Other ABS-Fixed Rate – 2.2%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		158	157,870

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20	U.S.$	1,972	$1,972,307
Series 2014-B, Class A4 1.61%, 5/17/21		1,084	1,085,379
Series 2015-A, Class A4 1.85%, 4/15/21		546	546,495
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)		195	194,725
Series 2017-1A, Class A 2.827%, 3/15/24(b)		420	420,304
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)		307	306,300
Series 2016-3, Class A 3.05%, 12/26/25(b)		451	451,050
Series 2017-2, Class A 3.28%, 2/25/26(b)		520	519,942
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(b)		430	435,735

			6,090,107

Credit Cards-Floating Rate – 1.8%
Chase Issuance Trust Series 2013-A6, Class A6 1.332% (LIBOR 1 Month + 0.42%), 7/15/20(c)		1,991	1,997,688
Discover Card Execution Note Trust Series 2014-A1, Class A1 1.342% (LIBOR 1 Month + 0.43%), 7/15/21(c)		895	899,797
Series 2015-A1, Class A1 1.262% (LIBOR 1 Month + 0.35%), 8/17/20(c)		836	837,844
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.392% (LIBOR 1 Month + 0.48%), 2/15/22(c)		1,123	1,126,248

			4,861,577

Autos-Floating Rate – 1.3%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.482% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	841,471

abfunds.com	AB SHORT DURATION PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.408% (LIBOR 1 Month + 0.55%), 12/10/27(b)(c)	U.S.$	46	$45,928
Series 2014-1, Class A 1.258% (LIBOR 1 Month + 0.40%), 4/10/28(b)(c)		267	266,856
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(b)(c)		798	797,999
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.328% (LIBOR 1 Month + 0.35%), 7/22/19(b)(c)		250	250,037
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.358% (LIBOR 1 Month + 0.38%), 7/20/19(c)		513	513,806
Series 2015-1, Class A 1.478% (LIBOR 1 Month + 0.50%), 1/20/20(c)		879	880,550

			3,596,647

Home Equity Loans-Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		11	0

Total Asset-Backed Securities (cost $48,535,096)			48,601,648

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.6%
Risk Share Floating Rate – 4.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.482% (LIBOR 1 Month + 4.50%), 4/25/26(c)(e)		357	357,749
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1 2.432% (LIBOR 1 Month + 1.45%), 9/25/24(c)		89	89,016
Series 2015-DNA3, Class M2 3.832% (LIBOR 1 Month + 2.85%), 4/25/28(c)		983	1,020,057

24 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Series 2015-HQ2, Class M2 2.932% (LIBOR 1 Month + 1.95%), 5/25/25(c)	U.S.$	800	$816,791
Series 2015-HQA1, Class M2 3.632% (LIBOR 1 Month + 2.65%), 3/25/28(c)		820	840,240
Series 2016-DNA2, Class M1 2.232% (LIBOR 1 Month + 1.25%), 10/25/28(c)		539	540,481
Series 2016-DNA3, Class M1 2.082% (LIBOR 1 Month + 1.10%), 12/25/28(c)		336	337,602
Series 2016-DNA4, Class M1 1.782% (LIBOR 1 Month + 0.80%), 3/25/29(c)		320	320,354
Series 2016-HQA1, Class M1 2.732% (LIBOR 1 Month + 1.75%), 9/25/28(c)		519	521,839
Series 2016-HQA2, Class M2 3.232% (LIBOR 1 Month + 2.25%), 11/25/28(c)		542	557,906
Series 2017-DNA1, Class M1 2.182% (LIBOR 1 Month + 1.20%), 7/25/29(c)		316	317,222
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.982% (LIBOR 1 Month + 2.00%), 10/25/23(c)		163	164,786
Series 2014-C01, Class M1 2.582% (LIBOR 1 Month + 1.60%), 1/25/24(c)		539	544,191
Series 2014-C02, Class 1M1 1.932% (LIBOR 1 Month + 0.95%), 5/25/24(c)		520	522,096
Series 2014-C02, Class 2M1 1.932% (LIBOR 1 Month + 0.95%), 5/25/24(c)		296	296,041
Series 2015-C03, Class 1M1 2.482% (LIBOR 1 Month + 1.50%), 7/25/25(c)		8	7,607
Series 2016-C02, Class 1M1 3.132% (LIBOR 1 Month + 2.15%), 9/25/28(c)		524	531,381
Series 2016-C03, Class 1M1 2.982% (LIBOR 1 Month + 2.00%), 10/25/28(c)		974	988,848

abfunds.com	AB SHORT DURATION PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Series 2016-C03, Class 2M1 3.182% (LIBOR 1 Month + 2.20%), 10/25/28(c)	U.S.$	408	$412,971
Series 2016-C04, Class 1M1 2.432% (LIBOR 1 Month + 1.45%), 1/25/29(c)		256	258,283
Series 2016-C05, Class 2M1 2.332% (LIBOR 1 Month + 1.35%), 1/25/29(c)		241	242,452
Series 2016-C06, Class 1M1 2.282% (LIBOR 1 Month + 1.30%), 4/25/29(c)		779	785,136
Series 2017-C01, Class 1M1 2.282% (LIBOR 1 Month + 1.30%), 7/25/29(c)		374	375,767
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.732% (LIBOR 1 Month + 2.75%), 11/25/25(b)(c)		74	73,543
Series 2015-WF1, Class 2M1 3.832% (LIBOR 1 Month + 2.85%), 11/25/25(c)(e)		130	130,393

			11,052,752

Agency Floating Rate – 2.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.412% (LIBOR 1 Month + 0.50%), 6/15/39(c)		867	866,072
Series 4286, Class VF 1.362% (LIBOR 1 Month + 0.45%), 12/15/43(c)		884	878,902
Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.332% (LIBOR 1 Month + 0.35%), 6/25/43(c)		824	821,590
Series 2014-49, Class AF 1.10% (LIBOR 1 Month + 0.32%), 8/25/44(c)		1,464	1,459,187
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.337% (LIBOR 1 Month + 0.56%), 12/08/20(c)		2,164	2,172,693

			6,198,444

26 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate – 2.0%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24	U.S.$	1,287	$1,312,266
Series 4029, Class NE 2.50%, 3/15/41		1,684	1,687,980
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		387	392,611
Series 2014-54, Class LA 3.00%, 2/25/44		592	599,023
Series 2015-72, Class PC 3.00%, 10/25/43		1,431	1,460,683

			5,452,563

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.47% (H15T 1 Year + 0.47%), 2/25/42(b)(c)		802	690,560

Total Collateralized Mortgage Obligations (cost $23,445,129)			23,394,319

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.4%
Non-Agency Fixed Rate CMBS – 6.7%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.807%, 4/10/46(f)		11,816	620,301
Series 2015-GC29, Class A2 2.674%, 4/10/48		854	863,973
Commercial Mortgage Trust Series 2013-CR6, Class A1 0.719%, 3/10/46		444	442,306
Series 2013-CR6, Class A2 2.122%, 3/10/46		824	827,352
Series 2013-LC6, Class A1 0.724%, 1/10/46		49	49,107
Series 2013-LC6, Class XA 1.673%, 1/10/46(f)		1,572	83,436
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,068	1,087,905
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,322,052

abfunds.com	AB SHORT DURATION PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A4 5.958%, 9/15/39	U.S.$	534	$536,315
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.591%, 2/10/46(f)		9,716	680,699
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.949%, 8/10/45		155	154,633
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.54%, 11/15/43(b)		546	565,395
Series 2013-C13, Class A2 2.665%, 1/15/46		1,250	1,263,412
Series 2013-C16, Class A2 3.07%, 12/15/46		1,286	1,303,663
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		1,374	1,390,453
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,058,451
Series 2015-C29, Class A2 2.921%, 5/15/48		500	509,708
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		317	316,143
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	570,263
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		910	930,859
Series 2015-C23, Class A2 2.982%, 7/15/50		775	789,551
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		335	336,775
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A1 0.779%, 3/10/46		276	275,231
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		21	21,124

28 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45	U.S.$	97	$96,629
Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	469,661
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)		516	550,115
Series 2012-C10, Class XA 1.678%, 12/15/45(b)(f)		1,337	89,592
Series 2012-C6, Class XA 2.134%, 4/15/45(b)(f)		746	58,782
Series 2012-C9, Class A1 0.673%, 11/15/45		74	73,626
Series 2014-C24, Class A2 2.863%, 11/15/47		750	763,803

			18,101,315

Non-Agency Floating Rate CMBS – 1.1%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.843% (LIBOR 1 Month + 1.90%), 11/15/21(b)(c)		724	725,270
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.832% (LIBOR 1 Month + 0.92%), 6/15/29(b)(c)		906	907,129
Series 2015-SGP, Class A 2.612% (LIBOR 1 Month + 1.70%), 7/15/36(b)(c)		470	472,637
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.993% (LIBOR 1 Month + 1.05%), 4/15/32(b)(c)		97	96,408
Starwood Retail Property Trust Series 2014-STAR, Class A 2.132% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		969	961,319

			3,162,763

abfunds.com	AB SHORT DURATION PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23	U.S.$	1,546	$1,579,312
Government National Mortgage Association Series 2006-51, Class IO 0.957%, 8/16/46(f)		489	15,731

			1,595,043

Total Commercial Mortgage-Backed Securities (cost $23,048,973)			22,859,121

INFLATION-LINKED SECURITIES – 6.6%
United States – 6.6%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)		13,472	13,670,385
1.125%, 1/15/21 (TIPS)		4,023	4,236,237

Total Inflation-Linked Securities (cost $17,844,122)			17,906,622

MORTGAGE PASS-THROUGHS – 1.5%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 2.66% (LIBOR 6 Month + 1.43%), 1/01/37(c)		4	4,412

Agency Fixed Rate 15-Year – 0.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		351	372,742
6.50%, 3/01/26		507	548,344
Federal National Mortgage Association 6.00%, 12/01/21		4	4,351

			925,437

30 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40	U.S.$	1,815	$2,011,182
Government National Mortgage Association 5.00%, 10/15/39		753	839,869
Series 2002 7.50%, 3/15/32		87	105,059

			2,956,110

Total Mortgage Pass-Throughs (cost $3,841,607)			3,885,959

COVERED BONDS – 0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(b) (cost $1,554,302)		1,555	1,553,787

SHORT-TERM INVESTMENTS – 5.4%
Governments-Treasuries – 5.4%
Japan – 5.4%
Japan Treasury Discount Bill Series 650 Zero Coupon, 6/12/17	JPY	350,000	3,145,314
Series 669 Zero Coupon, 6/12/17		1,280,000	11,504,846

Total Governments-Treasuries (cost $14,458,893)			14,650,160

Total Investments – 100.0% (cost $271,194,564)			271,088,157
Other assets less liabilities – 0.0%			6,002

Net Assets – 100.0%			$271,094,159

abfunds.com	AB SHORT DURATION PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	445	June 2017	$96,198,467	$96,321,642	$123,175

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	15	June 2017	1,863,257	1,868,438	(5,181)

					$117,994

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	1,556,720	USD	13,908	4/07/17	$(76,736)
Morgan Stanley & Co.	JPY	1,547,000	USD	13,666	4/26/17	(240,460)
State Street Bank & Trust Co.	USD	4,954	JPY	550,000	5/11/17	(6,775)

						$(323,971)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00%	5.81%	$504	$(62,907)	$(34,651)	$(28,256)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	860	(107,342)	(63,193)	(44,149)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	209	(26,087)	(13,229)	(12,858)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	607	(75,764)	(52,314)	(23,450)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	132	(16,475)	(11,376)	(5,099)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	168	(20,969)	(14,787)	(6,182)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	330	(41,190)	(33,462)	(7,728)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	445	(56,582)	(33,930)	(22,652)
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	499	(63,448)	(43,621)	(19,827)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	3.02	800	(41,040)	(16,632)	(24,408)

				$(511,804)	$(317,195)	$(194,609)

*	Termination date

32 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $40,910,034 or 15.1% of net assets.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2017.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.18% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.482%, 4/25/26	4/29/16	$356,731	$357,749	0.13%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	11,004	0	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.832%, 11/25/25	9/28/15	130,368	130,393	0.05%

(f)	IO – Interest Only.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BA – Banker’s Acceptance

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

H15T – U.S. Treasury Yield Curve Rate T Note Constant

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 33

STATEMENT OF ASSETS & LIABILITIES

March 31, 2017 (unaudited)

Assets
Investments in securities, at value	$271,088,157
Foreign currencies, at value (cost $8,208,194)	8,265,334
Cash	4,434,305
Cash collateral due from broker	263,698
Due from custodian	414
Receivables:
Interest	707,472
Investment securities sold and foreign currency transactions	48,950
Capital shares sold	42,149
Margin due from broker on exchange-traded derivatives	31,485

Total assets	284,881,964

Liabilities
Payables:
Dividends to shareholders	199,547
Investment securities purchased	11,048,872
Capital shares redeemed	1,444,334
Management fee	125,172
Shareholder servicing fee	25,845
Distribution fee	14,113
Transfer Agent fee	4,628
Accrued expenses	89,519
Unrealized depreciation of forward currency exchange contracts	323,971
Unrealized depreciation of credit default swaps	194,609
Upfront premiums received on credit default swaps	317,195

Total liabilities	13,787,805

Net Assets	$271,094,159

Cost of investments	$271,194,564

Shares of Capital Stock Outstanding
Net Asset Value, Offering and Redemption Price Per Share
Net assets consist of:
Capital stock, at par	$23,205
Additional paid-in capital	291,868,282
Distributions in excess of net investment income	(318,743)
Accumulated net realized loss on investment transactions	(20,028,731)
Net unrealized appreciation/depreciation of:
Investments, futures, credit default swaps and interest rate swap transactions	(183,022)
Foreign currency denominated assets and liabilities	(266,832)

$271,094,159

34 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

March 31, 2017 (unaudited)

Calculation of Maximum Offering Price
Short Duration Plus
Net Assets	$236,142,244
Shares of capital stock outstanding	20,213,843

Net asset value and offering price per share	$11.68

Class A Shares
Net Assets	$25,726,115
Shares of capital stock outstanding	2,200,321

Net asset value and redemption price per share	$11.69
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.21

Class B Shares
Net Assets	$55,856
Shares of capital stock outstanding	4,787

Net asset value and offering price per share	$11.67

Class C Shares
Net Assets	$9,169,944
Shares of capital stock outstanding	786,116

Net asset value and offering price per share	$11.66

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 35

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2017 (unaudited)

Investment Income
Income:
Interest	$2,200,944
Other income	786

Total income		$2,201,730

Expenses:
Management fee (see Note 2A)	773,532
Shareholder servicing fee (see Note 2B)	154,248
Custodian fee	76,512
Transfer Agent fee—Non-Retail Class	10,695
Transfer Agent fee—Class A	17,746
Transfer Agent fee—Class B	93
Transfer Agent fee—Class C	7,748
Distribution fees—Class A	30,902
Distribution fees—Class B	410
Distribution fees—Class C	52,459
Printing fees	21,838
Legal fees	4,134
Registration fees	36,605
Auditing and tax fees	10,836
Directors’ fees and expenses	6,969
Miscellaneous	14,776

Total expenses	1,219,503
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(29,078)

Net expenses		1,190,425

Net investment income		1,011,305

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(350,178)
Futures		(719,504)
Swaptions written		17,890
Swaps		53,439
Foreign currency transactions		289,684

Net realized loss on investment transactions		(708,669)

Net change in unrealized appreciation/depreciation of:
Investments		(1,125,616)
Futures		131,668
Swaps		(169,125)
Foreign currency denominated assets and liabilities		285,899

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities		(877,174)

Net realized and unrealized loss on investment transactions		(1,585,843)

Contributions from affiliates (see Note 2A)		5,699

Net decrease in net assets resulting from operations		$(568,839)

See notes to financial statements.

36 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,011,305	$2,201,178
Net realized gain (loss) on investment transactions	(708,669)	378,510
Net change in unrealized appreciation/depreciation of investments	(877,174)	185,036
Contributions from affiliates (see Note 2A)	5,699	– 0	–

Net increase (decrease) in net assets resulting from operations	(568,839)	2,764,724
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(1,373,172)	(2,439,476)
Class A	(61,275)	(174,071)
Class B	(78)	(573)
Class C	(15,263)	(41,049)

Total dividends to shareholders	(1,449,788)	(2,655,169)

Capital-Share Transactions:
Net proceeds from sales of shares	61,096,411	219,786,780
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,058,646	2,055,294

Total proceeds from shares sold	62,155,057	221,842,074
Cost of shares redeemed	(139,070,190)	(184,462,486)

Net increase (decrease) in net assets from capital-share transactions	(76,915,133)	37,379,588

Net increase (decrease) in net assets	(78,933,760)	37,489,143
Net Assets:
Beginning of period	350,027,919	312,538,776

End of period (a)	$271,094,159	$350,027,919

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(318,743)	$119,740

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2017 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 15 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AB Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be

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classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2017:

Investments In Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$74,473,067	$	– 0	–	$74,473,067
Corporates – Investment Grade		– 0	–	63,763,474		– 0	–	63,763,474
Asset-Backed Securities		– 0	–	46,273,592		2,328,056	(a)	48,601,648
Collateralized Mortgage Obligations		– 0	–	23,394,319		– 0	–	23,394,319
Commercial Mortgage-Backed Securities		– 0	–	21,252,203		1,606,918		22,859,121
Inflation-Linked Securities		– 0	–	17,906,622		– 0	–	17,906,622
Mortgage Pass-Throughs		– 0	–	3,885,959		– 0	–	3,885,959
Covered Bonds		– 0	–	1,553,787		– 0	–	1,553,787
Short-Term Investments		– 0	–	14,650,160		– 0	–	14,650,160

Total Investments in Securities		– 0	–	267,153,183		3,934,974		271,088,157

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments In Securities:	Level 1		Level 2		Level 3		Total
Other Financial Instruments(b):
Assets:
Futures	123,175		– 0	–	– 0	–	123,175	(c)
Liabilities:
Futures	(5,181)		– 0	–	– 0	–	(5,181	)(c)
Forward Currency Exchange Contracts	– 0	–	(323,971)		– 0	–	(323,971)
Credit Default Swaps	– 0	–	(194,609)		– 0	–	(194,609)

Total(d)	$117,994		$266,634,603		$3,934,974		$270,687,571

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates – Investment Grade			Asset- Backed Securities(a)		Collateralized Mortgage Obligations			Commercial Mortgage- Backed Securities
Balance as of 9/30/16		$325,485		$1,238,740			$416,078		$2,426,863
Accrued discounts/(premiums)		(53)		21			– 0	–	(1,444)
Realized gain (loss)		– 0	–	(980)			– 0	–	(49,388)
Change in unrealized appreciation/depreciation		1,155		(1,425)			– 0	–	371
Purchases/Payups		– 0	–	1,460,118			– 0	–	673,453
Sales/Paydowns		(326,587)		(368,418)			– 0	–	(1,442,937)
Transfers in to Level 3		– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–		(416,078)		– 0	–

Balance as of 3/31/17	$	– 0	–	$2,328,056		$	– 0	–	$1,606,918

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(c)	$	– 0	–	$(3,626)		$	– 0	–	$(12,370)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Total
Balance as of 9/30/16	$4,407,166
Accrued discounts/(premiums)	(1,476)
Realized gain (loss)	(50,368)
Change in unrealized appreciation/depreciation	101
Purchases/Payups	2,133,571
Sales/Paydowns	(2,137,942)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(416,078)

Balance as of 3/31/17	$3,934,974	(b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(c)	$(15,996)

(a)	The Portfolio held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2017. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/17			Valuation Technique	Unobservable Input	Input
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$ 0.00

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

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The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2016, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (continued)

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets,

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places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

During the six months ended March 31, 2017, the Adviser reimbursed the Short Duration Plus Portfolio $5,699 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,472 for the six months ended March 31, 2017.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets attributable to the Retail Classes. For the period April 1, 2015 to June 30, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. For the period July 1, 2015 to October 31, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fees to zero. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2017, such waivers amounted to $29,078. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,268 and $1,020,518 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to

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purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $74 from sales of Class A shares and received $90, $0, and $155 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2017.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2017, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2017 amounted to $4,243, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2017, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$19,382,929	$15,252,760
U.S. government securities	66,887,748	50,134,597

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$688,782
Gross unrealized depreciation	(795,189)

Net unrealized depreciation	$(106,407)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

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During the six months ended March 31, 2017, the Portfolio held foreign-currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

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The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2017, the Portfolio held written swaptions for hedging purposes.

For the six months ended March 31, 2017, the Portfolio had the following transactions in written options:

	Notional Amount	Premiums Received
Swaptions written outstanding as of 9/30/16	$0	$0
Swaptions written	40,880,000	32,562
Swaptions expired	0	0
Swaptions bought back	(40,880,000)	(32,562)
Swaptions exercised	0	0

Swaptions written outstanding as of 3/31/17	$0	$0

•	Swaps

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty

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risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation

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with the same counterparty. As of March 31, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2017, the Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

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Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended March 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded	$123,175	*	Receivable/Payable for variation margin on exchange-traded	$5,181	*

Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	323,971

Credit contracts				Unrealized depreciation on credit default swaps	194,609

Total		$123,175			$523,761

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(719,504)	$131,668

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,306,185	228,760

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	17,890	– 0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	53,439	(169,125)

Total		658,010	$191,303

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2017.

Futures:
Average original value of buy contracts	$136,016,019
Average original value of sale contracts	$3,426,001
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,953,616	(a)
Average principal amount of sale contracts	$23,732,959
Credit Default Swaps:
Average notional amount of sale contracts	$3,890,714

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$31,485	$	– 0	–	$	– 0	–	$	– 0	–	$31,485

Total	$31,485	$	– 0	–	$	– 0	–	$	– 0	–	$31,485

OTC Derivatives:
Citibank, NA	$76,736	$	– 0	–	$	– 0	–	$	– 0	–	$76,736
Credit Suisse International	350,734		– 0	–		– 0	–		(264,204)		86,530
Deutsche Bank AG	161,070		– 0	–		– 0	–		– 0	–	161,070
Morgan Stanley & Co.	240,460		– 0	–		– 0	–		– 0	–	240,460
State Street Bank & Trust Co.	6,775		– 0	–		– 0	–		– 0	–	6,775

Total	$835,775	$	– 0	–	$	– 0	–		$(264,204)		$571,571	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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D. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2017, the Portfolio had no transactions in dollar rolls.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,655,169	$2,212,929

Total distributions paid	$2,655,169	$2,212,929

As of September 30, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	$186,506
Accumulated capital and other losses(a)	(19,875,872)
Unrealized appreciation/(depreciation)(b)	992,132

Total accumulated earnings/(deficit)(c)	$(18,697,234)

(a)

As of September 30, 2016, the Portfolio had capital loss carryforwards of $19,191,805 for federal income tax purposes. Additionally, the Portfolio had $920,045 of capital loss carryforwards expire during

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the fiscal year. As of September 30, 2016, the Portfolio deferred $684,067 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. These losses are deemed to arise on October 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the Portfolio had a net capital loss carryforward of $19,191,805 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
3,862,613	$5,499,324	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be

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unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

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Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other

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NOTES TO FINANCIAL STATEMENTS (continued)

more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6.

Capital-Share Transactions

The Fund has authorized 13.9 billion shares of common stock, par value $0.001 per share, of which 1 billion are allocated to the Short Duration Plus Portfolio. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2017 and the year ended September 30, 2016, were as follows:

	SHARES		AMOUNT
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Short Duration Plus Class Shares
Shares sold	4,483,451	15,382,571	$52,375,970	$180,335,599

Shares issued to shareholders on reinvestment of dividends	85,082	160,829	993,855	1,885,626

Shares redeemed	(11,060,420)	(11,200,740)	(129,129,784)	(131,183,014)

Net increase (decrease)	(6,491,887)	4,342,660	(75,759,959)	51,038,211

Beginning of period	26,705,730	22,363,070	340,265,689	289,227,478

End of period	20,213,843	26,705,730	$264,505,730	$340,265,689

Class A Shares
Shares sold	533,852	3,050,696	$6,240,134	$35,732,565

Shares issued to shareholders on reinvestment of dividends	4,318	11,642	50,537	136,576

Shares converted from Class B	5,078	16,296	59,479	191,321

Shares redeemed	(521,501)	(3,958,239)	(6,100,441)	(46,342,232)

Net increase (decrease)	21,747	(879,605)	249,709	(10,281,770)

Beginning of period	2,178,574	3,058,179	29,550,455	39,832,225

End of period	2,200,321	2,178,574	$29,800,164	$29,550,455

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NOTES TO FINANCIAL STATEMENTS (continued)

	SHARES		AMOUNT
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Class B Shares
Shares sold	1,049	5,595	$12,252	$65,474

Shares issued to shareholders on reinvestment of dividends	10	50	113	582

Shares converted to Class A	(5,087)	(16,329)	(59,479)	(191,321)

Shares redeemed	(672)	(8,919)	(7,835)	(104,271)

Net decrease	(4,700)	(19,603)	(54,949)	(229,536)

Beginning of period	9,487	29,090	1,930,455	2,159,991

End of period	4,787	9,487	$1,875,506	$1,930,455

Class C Shares
Shares sold	206,235	296,082	$2,408,576	$3,461,821

Shares issued to shareholders on reinvestment of dividends	1,211	2,777	14,141	32,510

Shares redeemed	(323,483)	(567,330)	(3,772,651)	(6,641,648)

Net decrease	(116,037)	(268,471)	(1,349,934)	(3,147,317)

Beginning of period	902,153	1,170,624	12,177,769	15,325,086

End of period	786,116	902,153	$10,827,835	$12,177,769

As of March 31, 2017, a shareholder of the Short Duration Plus Portfolio owned 12% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE 7.

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.

Subsequent Events

Effective April 10, 2017, for Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.76	$ 11.75	$ 11.75	$ 11.75	$ 11.91	$ 11.89

Income From Investment Operations
Net investment income†	.01	.05^	.03	(a)	.03	.01	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.02	.02	.02	(.10)	.07
Contributions from affiliates	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.04)	.07	.05	.05	(.09)	.09

Less dividends:
Dividends from net investment income	(.03)	(.06)	(.05)	(.05)	(.07)	(.07)

Net asset value, end of period	$ 11.69	$ 11.76	$ 11.75	$ 11.75	$ 11.75	$ 11.91

Total Return
Total investment return based on net asset value(c)	(.35	)%††	.64	%^††	.43%	.41%	(.76)%	.72%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$25,726	$25,615	$35,923	$53,727	$44,806	$52,991
Average net assets (000 omitted)	$24,520	$32,219	$42,125	$58,748	$47,682	$56,893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04	%*	.95%	.91	%+	.95%	.94%	.94%
Expenses, before waiver/reimbursements	1.04	%*	.95%	.91	%+	.95%	.94%	.94%
Net investment income	.24	%*	.41	%^	.23	%+(a)	.22%	.06%	.16%
Portfolio turnover rate**	24%	76%	86%	67%	120%	134%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.73	$11.73	$11.73	$11.72	$11.89	$11.89

Income From Investment Operations
Net investment income (loss)†(a)	(.00	)(b)	.02^	(.01)	.01	(.02)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.01	.03	.03	(.11)	.07
Contributions from affiliates	.00	(b)	.00	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.04)	.03	.02	.04	(.13)	.03

Less: Dividends
Dividends from net investment income	(.02)	(.03)	(.02)	(.03)	(.04)	(.03)

Net asset value, end of period	$ 11.67	$ 11.73	$ 11.73	$ 11.73	$ 11.72	$ 11.89

Total Return
Total investment return based on net asset value(c)	(.41	)%††	.31	%^††	.16%	.33%	(1.09)%	.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$56	$111	$341	$1,175	$1,703	$2,592
Average net assets (000 omitted)	$81	$219	$662	$1,385	$2,071	$3,567
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.32	%*	1.23%	1.17	%+	1.13%	1.20%	1.45%
Expenses, before waivers/reimbursements	1.88	%*	1.78%	1.72	%+	1.68%	1.75%	1.78%
Net investment income (loss)(a)	(.06	)%*	.14	%^	(.07	)%+	.05%	(.20)%	(.34)%
Portfolio turnover rate**	24%	76%	86%	67%	120%	134%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS C
	Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30,
			2016		2015		2014	2013	2012

Net asset value, beginning of period	$ 11.73		$ 11.72		$ 11.73		$ 11.72	$ 11.89	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	.00	(b)	.02^		.00	(b)	.01	(.01)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)		.03		.01		.03	(.11)	.06

Total from investment operations	(.05)		.05		.01		.04	(.12)	.03

Less: Dividends
Dividends from net investment income	(.02)		(.04)		(.02)		(.03)	(.05)	(.03)

Net asset value, end of period	$ 11.66		$ 11.73		$ 11.72		$ 11.73	$ 11.72	$ 11.89

Total Return
Total investment return based on net asset value(c)	(.45	)%††	.42	%^††	.08%		.34%	(1.01)%	.25%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$9,170		$10,582		$13,724		$15,507	$18,421	$20,608
Average net assets (000 omitted)	$10,406		$12,845		$13,866		$17,270	$19,599	$22,617
Ratio to average net assets of:
Expenses, net waivers/reimbursements	1.25	%*	1.19%		1.17	%+	1.11%	1.11%	1.38%
Expenses, before waivers/reimbursements	1.80	%*	1.74%		1.72	%+	1.66%	1.66%	1.72%
Net investment income (loss)(a)	.04	%*	.18	%^	(.01	)%+	.06%	(.11)%	(.27)%
Portfolio turnover rate**	24%		76%		86%		67%	120%	134%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Portfolio for the six months ended and year ended March 31,2017 and September 30, 2016 by 0.01% and 0.05%, respectively.

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

(a)	Net of fees and expenses waived by the Adviser.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Greg J. Wilensky, Vice President(3)	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to

[1]	The liquidation of these Portfolios was approved on January 26, 2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

abfunds.com	AB SHORT DURATION PORTFOLIO | 79

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

abfunds.com	AB SHORT DURATION PORTFOLIO | 81

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

ALTERNATIVES (continued)

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

abfunds.com	AB SHORT DURATION PORTFOLIO | 83

NOTES

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AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SD-0152-0317

MAR    03.31.17

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio” and collectively the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

SEMI-ANNUAL REPORT

May 17, 2017

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the semi-annual reporting period ended March 31, 2017.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF MARCH 31, 2017 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO[1]
Class A Shares	-1.75%	-0.58%
Class C Shares	-2.12%	-1.25%
Advisor Class Shares[2]	-1.62%	-1.66%	[3]
Bloomberg Barclays 5-Year GO Municipal Bond Index	-0.82%	0.28%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.35%	-0.09%

	6 Months	12 Months
AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO[4]
Class A Shares	-1.67%	-0.48%
Class B Shares[5]	-2.05%	-1.23%
Class C Shares	-2.03%	-1.23%
Advisor Class Shares[2]	-1.54%	-0.40%
Bloomberg Barclays 5-Year GO Municipal Bond Index	-0.82%	0.28%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.35%	-0.09%

	6 Months	12 Months
AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO[6]
Class A Shares	-1.72%	-0.27%
Class B Shares[5]	-2.25%	-1.17%
Class C Shares	-2.09%	-1.02%
Advisor Class Shares[2]	-1.66%	-1.54%	[3]
Bloomberg Barclays 5-Year GO Municipal Bond Index	-0.82%	0.28%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.35%	-0.09%

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1	Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.01%, respectively.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Since inception on: 7/25/2016.

4	Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for the six- and 12-month periods ended March 31, 2017, by 0.000% and 0.004%, respectively.

5	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

6	Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for the six- and 12-month periods ended March 31, 2017, by 0.00% and 0.01%, respectively.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended March 31, 2017. The inception date for Advisor Class shares of Intermediate California and Intermediate New York Municipal Portfolios was July 25, 2016; due to limited performance history, there is no discussion of comparison to the benchmark for this share class for the 12-month period. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

All share classes of the Intermediate California, Intermediate Diversified and Intermediate New York Municipal Portfolios underperformed the benchmark for both periods, before sales charges. The Portfolios also underperformed the Lipper Average for both periods.

Both periods were generally difficult for bond investors as interest rates rose and bond prices fell, depressing returns for the Portfolios. A small position in US Treasury notes in lieu of municipal bonds helped preserve capital as municipals underperformed Treasuries. A small overweight to single-A-rated issuers also added to returns. The Portfolios maintained a neutral stance with respect to duration, which had no material impact on performance versus the benchmark. However, this neutral duration detracted relative to the Lipper Average, which generally had a shorter-than-average maturity. Maturity selection, however, did detract from performance. While the Portfolios’ Senior Investment Management Team (the “Team”) sought to concentrate maturity structure near average maturity, the Portfolios were not as concentrated as the benchmark, and modestly less than their peers. The current holdings of the Portfolios had minimal exposure to the financial difficulties of Puerto Rico or its authorities.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

The Portfolios utilized derivatives, including inflation swaps and interest rate swaps for hedging purposes, which had no material impact on absolute performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during the six- and 12-month periods reflected investors’ expectations that economic growth should be solid going forward. Within the municipal market, this sentiment was reflected in higher interest rates and the better performance of mid-grade bonds over high-grade bonds. The Team positioned the Portfolios to be neutral with respect to interest-rate risk, but is poised to reduce duration should solid economic growth continue. Any cut in the Portfolios’ duration stance, however, would likely be modest because the still-sizable debt overhang in the US and other major economies means rates may not climb as high as they have in previous tightening cycles, which the Team expects should also limit any future increases in longer-term bond yields.

The specter of tax reform remains on the horizon, though the chances of significant reform have clearly declined recently as Republicans continue to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, municipal investors assigned a low probability of significant tax reform. The after-tax income of municipals would be below average, however, if tax rates were cut to 33% as proposed by both President Trump and Speaker of the House Ryan. And that income would fall sharply if long-term capital gains rates were cut as proposed and taxable interest were subject to the same rate. While significant tax reform may be unlikely in the near term, the Team continues to position the Portfolios in such a way as to potentially reduce the Portfolios’ exposure to tax reform, should a push to tax cuts materialize in the months ahead.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios

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(continued on next page)

may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

In managing the Portfolios, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise, and modestly lengthen average duration when it anticipates that interest rates will fall.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments, and

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 7

DISCLOSURES AND RISKS (continued)

Puerto Rico obligations have lost much of their value. Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce

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DISCLOSURES AND RISKS (continued)

disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences on the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates

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DISCLOSURES AND RISKS (continued)

(e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There are no guarantees that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the

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DISCLOSURES AND RISKS (continued)

market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.03%	1.83%
1 Year	-0.58%	-3.56%
5 Years	1.37%	0.75%
10 Years	2.79%	2.48%
CLASS C SHARES			0.33%	0.59%
1 Year	-1.25%	-2.23%
5 Years	0.64%	0.64%
10 Years	2.07%	2.07%
ADVISOR CLASS SHARES[3]			1.31%	2.32%
Since Inception[4]	-1.66%	-1.66%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.76%, 1.51% and 0.51% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.56%
5 Years	0.75%
10 Years	2.48%
CLASS C SHARES
1 Year	-2.23%
5 Years	0.64%
10 Years	2.07%
ADVISOR CLASS SHARES[1]
Since Inception[2]	-1.66%

1	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.13%	1.74%
1 Year	-0.48%	-3.45%
5 Years	1.41%	0.79%
10 Years	2.85%	2.53%
CLASS B SHARES			0.38%	0.58%
1 Year	-1.23%	-4.16%
5 Years	0.65%	0.65%
10 Years[3]	2.41%	2.41%
CLASS C SHARES			0.43%	0.66%
1 Year	-1.23%	-2.21%
5 Years	0.68%	0.68%
10 Years	2.12%	2.12%
ADVISOR CLASS SHARES[4]			1.42%	2.18%
1 Year	-0.40%	-0.40%
Since Inception[5]	1.79%	1.79%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.71%, 1.49%, 1.47% and 0.48% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 6/26/2015.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.45%
5 Years	0.79%
10 Years	2.53%
CLASS B SHARES
1 Year	-4.16%
5 Years	0.65%
10 Years[1]	2.41%
CLASS C SHARES
1 Year	-2.21%
5 Years	0.68%
10 Years	2.12%
ADVISOR CLASS SHARES[2]
1 Year	-0.40%
Since Inception[3]	1.79%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 6/26/2015.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.14%	1.92%
1 Year	-0.27%	-3.26%
5 Years	1.47%	0.85%
10 Years	2.83%	2.52%
CLASS B SHARES			0.12%	0.20%
1 Year	-1.17%	-4.10%
5 Years	0.70%	0.70%
10 Years[3]	2.39%	2.39%
CLASS C SHARES			0.43%	0.73%
1 Year	-1.02%	-1.99%
5 Years	0.74%	0.74%
10 Years	2.10%	2.10%
ADVISOR CLASS SHARES[4]			1.42%	2.40%
Since Inception[5]	-1.54%	-1.54%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.74%, 1.55%, 1.49% and 0.49% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.26%
5 Years	0.85%
10 Years	2.52%
CLASS B SHARES
1 Year	-4.10%
5 Years	0.70%
10 Years[1]	2.39%
CLASS C SHARES
1 Year	-1.99%
5 Years	0.74%
10 Years	2.10%
ADVISOR CLASS SHARES[2]
Since Inception[3]	-1.54%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

California Municipal Portfolio

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.50	$3.95	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%

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EXPENSE EXAMPLE (continued)

(unaudited)

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$978.80	$7.65	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Advisor Class
Actual	$1,000	$983.80	$2.72	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$983.30	$3.86	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000	$979.50	$7.80	1.58%
Hypothetical**	$1,000	$1,017.05	$7.95	1.58%
Class C
Actual	$1,000	$979.70	$7.55	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
Advisor Class
Actual	$1,000	$984.60	$2.62	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

New York Municipal Portfolio

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.80	$3.91	0.79%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%
Class B
Actual	$1,000	$977.50	$9.47	1.92%
Hypothetical**	$1,000	$1,015.36	$9.65	1.92%
Class C
Actual	$1,000	$979.10	$7.60	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
Advisor Class
Actual	$1,000	$983.40	$2.67	0.54%
Hypothetical**	$1,000	$1,022.24	$2.72	0.54%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,227.4

1	All data are as of March 31, 2017. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,788.0

1	All data are as of March 31, 2017. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 1.8% in 28 different states, District of Columbia and Puerto Rico.

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PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

March 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,773.7

1	All data are as of March 31, 2017. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 0.1% in 2 different states and Guam.

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.9%
Long-Term Municipal Bonds – 92.8%
California – 83.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,253,440
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,701,992
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	16,139,306
Series 2012 5.00%, 4/01/24-4/01/25	13,845	15,996,108
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,495,110
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,044,230
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	24,445,350
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,575,249
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,816,580
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	23,052,010
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,573,283
5.00%, 10/01/21	3,925	4,532,119

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$20,650	$23,676,670
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	6,053,900
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,762,377
Series 2016B 5.00%, 7/01/23	8,145	9,431,421
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,035	2,037,096
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,274,840
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)	1,000	1,036,020
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	65	66,000
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,354,014
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,323,779
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,790,269

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	$11,220	$12,957,641
Series 2014B 5.00%, 10/01/29	4,445	5,163,401
AMBAC Series 1993A 5.00%, 12/01/19	1,715	1,831,963
California State University Series 2010A 5.00%, 11/01/24	1,490	1,652,157
Series 2011A 5.25%, 11/01/26	5,500	6,357,945
Series 2012A 5.00%, 11/01/26	10,930	12,713,339
Series 2014A 5.00%, 11/01/28	16,650	19,618,196
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,639,100
Series 209.9 5.00%, 4/01/44	1,000	1,002,910
Central Coast Water Authority Series 2016 5.00%, 10/01/18-10/01/20	3,485	3,838,582
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,634,582
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23	9,255	10,632,570
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,690,161
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	18,776,607
Series 2010B 5.00%, 5/15/21	6,500	7,233,005
Series 2015A 4.00%, 5/15/18	2,145	2,215,420

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	$2,765	$3,222,414
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/17	7,975	8,016,311
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	17,334,780
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	28,828,250
Series 2010D 5.00%, 5/15/23	5,000	5,563,850
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,231,871
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	1,170	1,197,273
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,620,840
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,197,800
Series 2011A 5.00%, 11/01/25	11,320	13,058,978
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,189,824
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,485,490
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,429,660

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	$1,725	$1,948,405
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,928,203
Dublin Unified School District Series 2016A 5.00%, 8/01/18	2,845	2,992,912
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,098,220
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18(b)	5,720	5,904,298
5.00%, 6/01/19-6/01/20(b)	11,585	12,514,946
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,166,606
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23	1,675	1,861,371
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,576,465
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	10,376,925
Series 2010A 5.00%, 8/01/25	1,000	1,113,340
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,005,550
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,227,840

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	$1,505	$1,727,198
Series 2014B 5.00%, 7/01/27	2,190	2,579,535
Series 2014C 5.00%, 7/01/26	11,725	14,031,894
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,797,873
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,251,326
Series 2015A 5.00%, 7/01/19	11,585	12,597,529
Series 2016A 5.00%, 7/01/24-7/01/27	35,000	42,197,986
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,893,951
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	4,600	4,757,642
Series 1993A 5.75%, 7/01/21	1,775	1,976,108
5.75%, 7/01/21 (Pre-refunded/ETM)	710	835,698
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	2,875	3,143,985
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	5,768,850
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,533,742
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,864,532

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 8/01/27	$2,405	$2,902,138
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/19	9,155	9,632,288
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	2,027,214
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,172,010
Palo Alto Unified School District Series 2016 4.00%, 8/01/18	1,750	1,821,593
Palomar Health Series 2016 3.00%, 11/01/17	1,000	1,004,510
4.00%, 11/01/19	625	649,631
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,131,966
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,750	3,205,098
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,853,550
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	2,995,930
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,118,552
NATL Series 2007C 5.00%, 11/01/18	1,900	1,945,904
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	3,994,591
Romoland School District Series 2015 5.00%, 9/01/23	955	1,071,682

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	$1,405	$1,506,638
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,600,855
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,383,245
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,278,972
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)	370	415,062
5.00%, 3/01/24	630	698,500
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,521,641
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,075,347
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,144,570
Series 2016S 5.00%, 5/01/21	10,610	12,048,822
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,393,420
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	21,544,736
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	16,130,936
Series 2015 5.00%, 5/15/22	4,785	5,577,731
San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18-8/01/19	5,940	6,431,935

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25	$2,145	$2,435,926
5.00%, 5/01/25 (Pre-refunded/ETM)	855	976,572
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,863,916
Series 2011C 5.00%, 5/01/21	3,900	4,394,403
Series 2016S 5.00%, 5/01/26	3,810	4,665,421
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24	3,855	4,278,744
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,258,085
San Francisco Community College District Series 2015 5.00%, 6/15/19	9,305	10,085,317
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	4,200,948
Santa Rosa City Schools Series 2013 5.00%, 8/01/17	4,255	4,311,634
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29-9/01/30	2,365	2,638,343
Simi Valley Unified School District Series 2017 5.00%, 8/01/18-8/01/19(b)	2,375	2,543,511

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	$5,520	$6,109,485
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	13,474,410
Series 2014A 5.00%, 7/01/30	1,000	1,158,110
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	17,539,514
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	33,308,175
Series 2014 5.00%, 12/01/22-5/01/29	23,385	27,418,472
Series 2015 5.00%, 3/01/21	17,455	19,785,068
Series 2015B 5.00%, 9/01/24	3,330	3,981,481
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20	1,745	1,976,073
5.00%, 12/01/20 (Pre-refunded/ETM)	50	56,449
Series 2014A 5.00%, 12/01/27	5,690	6,739,350
Series 2016A 5.00%, 12/01/18	1,140	1,214,670
State of California Department of Water Resources Power Supply Revenue Series 2008K 5.00%, 5/01/18	23,145	24,157,825
Series 2010L 5.00%, 5/01/20	13,940	15,537,385
Series 2011N 5.00%, 5/01/20	4,210	4,692,424
Series 2015O 5.00%, 5/01/22	8,130	9,480,068
AGM Series 2008H 5.00%, 5/01/17	21,050	21,113,360

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Stockton Unified School District Series 2016 5.00%, 8/01/28	$7,770	$9,091,133
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,327,405
University of California Series 2009Q 5.25%, 5/15/22	155	157,283
5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,405,392
Series 2010U 5.00%, 5/15/24	4,215	4,691,674
Series 2012G 5.00%, 5/15/25	10,000	11,608,700
Series 2013A 5.00%, 5/15/48	4,635	5,474,908
Series 2014A 5.00%, 5/15/28	1,000	1,189,160
Series 2015A 5.00%, 5/15/20-5/15/24	4,780	5,542,240
Series 2015I 5.00%, 5/15/21	2,900	3,319,369
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,719,344
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,345,259
West Valley-Mission Community College District Series 2015B 3.00%, 8/01/17	675	679,874

		1,020,664,960

Colorado – 0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	1,943,338
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,825,314

		3,768,652

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	$1,055	$1,167,685
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,449,766
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)	405	– 0	–

		2,617,451

Illinois – 2.4%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,265,692
State of Illinois Series 2012 5.00%, 8/01/18-8/01/21	9,950	10,432,409
Series 2013 5.00%, 7/01/20-7/01/22	3,870	4,085,744
Series 2014 5.00%, 2/01/21-5/01/28	4,330	4,542,988
Series 2016 5.00%, 2/01/22-1/01/24	3,950	4,172,801
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,279,966

		29,779,600

Massachusetts – 0.7%
Commonwealth of Massachusetts NATL Series 2000E 1.245%, 12/01/30(f)	6,075	5,597,724
NATL Series 2000G 1.245%, 12/01/30(f)	2,200	2,027,522
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,196,771

		8,822,017

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.2%
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/21	$2,870	$3,069,982
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19-6/15/20	23,060	24,487,858

		27,557,840

New York – 1.5%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	13,338,645
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.085%, 10/01/36(f)	5,550	5,129,932

		18,468,577

Ohio – 0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	843,695
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	1,031,850

		1,875,545

Puerto Rico – 0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,797,872

Texas – 1.1%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,068,027

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	$1,915	$2,209,239

		13,277,266

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.593%, 2/15/34(f)	1,000	918,414

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,851,695

Total Long-Term Municipal Bonds (cost $1,109,173,613)		1,139,399,889

Short-Term Municipal Notes – 2.1%
California – 2.1%
Irvine Unified School District Series 2016 0.80%, 9/01/56(g) (cost $25,350,000)	25,350	25,350,000

Total Municipal Obligations (cost $1,134,523,613)		1,164,749,889

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Notes 1.625%, 10/31/23	12,000	11,596,872
2.125%, 11/30/23	49,607	49,436,451

Total Governments - Treasuries (cost $60,938,431)		61,033,323

SHORT-TERM INVESTMENTS – 1.5%
Time Deposit – 1.5%
State Street Time Deposit 0.09%, 4/03/17 (cost $18,286,148)	18,286	18,286,148

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

U.S. $ Value

Total Investments – 101.4% (cost $1,213,748,192)	$1,244,069,360
Other assets less liabilities – (1.4)%	(16,645,333)

Net Assets – 100.0%	$1,227,424,027

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $7,347,956 or 0.6% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $13,673,592 or 1.11% of net assets.

(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 0.6%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 37

PORTFOLIO OF INVESTMENTS

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.8%
Long-Term Municipal Bonds – 88.2%
Alabama – 1.4%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/25	$1,390	$1,655,643
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	20,698,342
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	34,519,966
Series 2009B 5.00%, 5/01/17	12,955	12,994,513
Series 2014B 5.00%, 1/01/22	3,200	3,685,056
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,249,662
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	14,903,730

		94,706,912

Alaska – 0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	15,079,966
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	8,667,882
Series 2015D 5.00%, 9/01/21	3,565	4,078,574
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/27	26,905	31,664,178

		59,490,600

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	$2,365	$2,670,014
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	19,613,549
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,234,523
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,451,761
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	39,113,040
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,034,866
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	21,796,929
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,452,822
Maricopa County Community College District Series 2016 5.00%, 7/01/18	9,620	10,104,752
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,632,159

		113,104,415

California – 7.9%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	18,214,502

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 7/01/20 (Pre-refunded/ETM)	$5,675	$6,165,660
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,986,565
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,429,330
Series 2016 5.00%, 4/01/28-11/01/28	21,990	26,020,768
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	27,171,102
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,654,356
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	700	750,638
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	11,243,527
Series 2011C 5.00%, 5/01/22	5,880	6,598,360
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,870,126
State of California Series 2008 5.00%, 4/01/18	5,000	5,203,400
Series 2009 5.25%, 10/01/20	5,085	5,592,432
Series 2013 5.00%, 11/01/24-11/01/25	43,465	51,182,304
Series 2014 5.00%, 5/01/25-5/01/29	130,465	153,040,477
Series 2015 5.00%, 8/01/22	15,765	18,366,225

40 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17-5/01/19	$183,675	$195,273,729

		536,763,501

Colorado – 0.9%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18-12/01/20	9,035	9,819,762
City & County of Denver CO Airport System Revenue Series 2016A 5.00%, 11/15/23	4,085	4,812,620
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	22,074,983
Series 2011A 5.50%, 11/15/19	2,290	2,530,496
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,517,718
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,021,620
5.25%, 1/15/24-7/15/24	7,745	8,342,307
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,297,433

		62,182,219

Connecticut – 2.0%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,802,438
Series 2014A 5.00%, 3/01/28	6,360	7,194,496
Series 2016A 5.00%, 3/15/20-3/15/22	51,430	57,616,491

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 5/15/21	$17,090	$19,146,440
Series 2016E 5.00%, 10/15/24-10/15/25	20,025	23,206,715
Series 2016G 5.00%, 11/01/19	4,845	5,273,831
Series 2017A 5.00%, 4/15/22(d)	8,450	9,574,948
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	9,823,624

		135,638,983

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,320,207

District of Columbia – 1.4%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	69,078,630
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,449,556
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,347,127
Series 2010F-1 5.00%, 10/01/20	11,905	13,363,720

		96,239,033

Florida – 5.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	17,445,023
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	7,349,218
Series 2011A-1 5.00%, 6/01/19	15,975	17,276,962
Series 2012A 5.00%, 6/01/22	27,105	31,241,223
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,820	23,199,254

42 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 6/01/22	$1,795	$2,052,098
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,455,491
Collier County School Board COP Series 2015 5.00%, 2/15/18-2/15/19	12,210	12,949,240
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,731,250
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,823,428
5.625%, 10/01/25	2,550	2,891,904
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	8,182,377
Series 2015B 5.00%, 7/01/22	3,715	4,314,787
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,762,951
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(c)(e)	985	256,100
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,012,993
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,528,838
Series 2012A 5.00%, 7/01/22	10,225	11,875,826
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,418,276
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,131,449

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 6/01/18	$7,655	$8,014,020
Series 2015B 5.00%, 6/01/17	11,470	11,544,555
Series 2017F 5.00%, 6/01/21	2,775	3,169,633
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21-7/01/22	11,640	13,364,935
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,091,172
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,725,132
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,205	8,016,459
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,610,066
Manatee County School District COP Series 2016A 5.00%, 7/01/28-7/01/29	14,010	15,570,535
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(f)	11,765	12,043,595
Orange County School Board COP Series 2014A 5.00%, 8/01/28-8/01/29	46,355	53,259,658
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(c)(e)	510	239,700
Series 2010A-1 6.125%, 5/01/35	215	215,232
Series 2010A-2 6.125%, 5/01/35	490	490,529
Series 2010B 5.125%, 5/01/17	345	344,934

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	$1,415	$1,430,791
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,064,644
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,466,607
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,325	3,868,438
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,633,620
State of Florida Series 2012B 5.00%, 7/01/18	8,460	8,885,200
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,286,124
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,347,865
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,917,560
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24-10/01/25	4,750	5,690,353

		364,190,045

Georgia – 2.0%
Catoosa County School District Series 2016 5.00%, 8/01/19	1,335	1,452,747
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	24,866,327
Series 2010C 5.00%, 1/01/18-1/01/19	9,260	9,721,958

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.25%, 1/01/20	$6,500	$7,197,775
5.50%, 1/01/21	7,500	8,601,375
5.75%, 1/01/22-1/01/23	20,000	23,036,670
5.875%, 1/01/24	2,925	3,373,519
Series 2014A 5.00%, 1/01/28	12,250	14,245,280
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,717,459
Forsyth County School District Series 2013 5.00%, 2/01/21	1,625	1,840,654
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,256,961
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/18	1,960	2,027,836
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,314,686
Series 2016A 5.00%, 2/01/22	15,280	17,712,270

		133,365,517

Hawaii – 1.0%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21	3,690	4,019,369
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,483,813
Series 2010A 5.00%, 7/01/24	16,500	18,485,610
State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	28,840	33,919,697
Series 2016F 5.00%, 10/01/20-10/01/25	9,755	11,456,837

		71,365,326

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	$6,915	$7,937,441

Illinois – 4.4%
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,539,410
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	2,595	2,625,725
County of Du Page IL Series 1993 5.60%, 1/01/21	4,790	5,249,888
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.00%, 1/01/19(g)	4,475	4,602,314
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,354,493
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	49,075,607
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	37,983,599
Series 2014D 5.00%, 1/01/23	1,165	1,348,091
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,425	25,860,348
5.00%, 6/15/23 (Pre-refunded/ETM)	565	657,005
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,276,384

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	$720	$793,692
NATL Series 2001B 5.50%, 6/01/17	1,025	1,032,411
State of Illinois Series 2010 5.00%, 1/01/19	10,000	10,358,300
Series 2012 5.00%, 8/01/21-8/01/25	22,260	23,225,793
Series 2013 5.00%, 7/01/19-7/01/20	12,290	12,859,611
5.50%, 7/01/24	5,405	5,829,833
Series 2013A 5.00%, 4/01/23	4,390	4,645,674
Series 2014 5.00%, 5/01/22-5/01/27	50,185	52,726,315
Series 2016 5.00%, 6/01/22-2/01/24	19,790	20,939,670
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,610	1,733,584
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,364,707
Series 2016C 5.00%, 6/15/22	2,525	2,868,829
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(c)(e)	5,078	997,827
Village of Matteson IL Series 2010 8.00%, 12/01/29(h)	19,775	12,606,958

		301,556,068

Indiana – 0.1%
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25-9/01/28	6,760	7,299,628

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Iowa – 0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17-8/01/18	$10,770	$11,131,685

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	14,160	16,115,017
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18-10/01/19	5,255	5,623,877

		21,738,894

Kentucky – 0.5%
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	9,723,257
Series 2016A 5.00%, 7/01/21-7/01/27	19,425	22,606,054

		32,329,311

Louisiana – 0.6%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,453,639
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	6,190	6,267,127
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,330,806
Series 2010A 5.00%, 10/01/23	7,720	8,557,311

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/18	$1,575	$1,629,889
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)(c)	1,695	288,150
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,238,664
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,890,412

		41,655,998

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,160,700

Maryland – 0.5%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,901,975
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	20,098,633
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,281,116
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,033,100

		31,314,824

Massachusetts – 2.1%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,413,181
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,143,389

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2013B 5.00%, 8/01/17-8/01/20	$69,345	$73,082,157
Series 2014C 5.00%, 8/01/20	1,045	1,169,940
Series 2016A 2.00%, 4/24/17	16,020	16,031,374
Series 2016B 5.00%, 7/01/23	3,865	4,571,638
AGM Series 2006C 3.38%, 11/01/19(g)	1,815	1,836,925
NATL Series 2000E 1.245%, 12/01/30(i)	7,750	7,141,129
NATL Series 2000F 1.245%, 12/01/30(i)	6,700	6,173,635
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,160,692
Series 2014 5.00%, 6/15/20	7,170	8,002,078
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,179,827
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,235,978
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	12,480,201

		143,622,144

Michigan – 3.7%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/19-7/01/20	20,980	22,696,056

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016C 5.00%, 7/01/24-7/01/25	$12,505	$14,534,335
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,409,355
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	515,620
3.60%, 10/01/21	500	519,760
3.80%, 10/01/22	500	523,975
3.875%, 10/01/23	2,000	2,094,060
4.00%, 10/01/24	3,000	3,142,380
4.50%, 10/01/29	12,065	12,475,693
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	46,045,155
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,330	62,780,300
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,572,882
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	2,025	2,060,822
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,418,584
5.50%, 12/01/26-12/01/27	7,220	8,818,514
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,486,380

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	$11,510	$12,585,009
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,854,201
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,083,961
5.00%, 5/01/20	4,635	5,102,625
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,124,950
Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	9,660	10,494,681
5.00%, 11/15/22 (Pre-refunded/ETM)	2,865	3,140,900
5.00%, 11/15/23 (Pre-refunded/ETM)	1,575	1,726,673

		250,206,871

Minnesota – 1.0%
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,018,641
Series 2014E 4.00%, 8/01/17	12,610	12,741,522
Series 2015B 5.00%, 8/01/22	3,745	4,383,710
Series 2015D 5.00%, 8/01/18	12,245	12,894,965
Series 2016A 5.00%, 8/01/18	11,140	11,731,311
Series 2016B 5.00%, 8/01/18	5,470	5,760,348
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	4,970,178

		66,500,675

Missouri – 0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18-12/01/19	7,290	7,798,923

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	$2,630	$3,057,770

		10,856,693

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25-2/15/28	14,990	17,409,556

Nevada – 4.3%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	21,604,882
Clark County School District Series 2008A 5.00%, 6/15/21 (Pre-refunded/ETM)	5,000	5,239,850
Series 2013B 5.00%, 6/15/17	6,780	6,834,850
Series 2015A 5.00%, 6/15/18	70,485	73,771,716
Series 2015B 5.00%, 6/15/22	17,785	20,499,347
Series 2016D 5.00%, 6/15/24	26,915	31,766,160
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,938,543
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,401,675
Series 2016A 5.00%, 11/01/24	7,080	8,461,166
Series 2016B 5.00%, 11/01/18-11/01/23	26,280	29,812,359
Series 2017 5.00%, 6/01/24	6,500	7,731,880
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,775,646
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,095,935

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Clark NV (Las Vegas-McCarran International Airport) Series 2008A 5.25%, 7/01/17	$16,695	$16,872,468
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,446,870
Series 2016B 5.00%, 6/01/28	4,590	5,502,905
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	17,303,380
Series 2015D 5.00%, 4/01/23	10,205	11,987,813

		292,047,445

New Jersey – 5.2%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,196,846
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,136,817
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,917,626
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,688,569
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,211,980
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,820,809
5.50%, 9/01/21	370	400,151
Series 2011G 5.00%, 9/01/20	290	306,997
Series 2013 5.00%, 3/01/20	13,965	14,740,197
Series 2014P 5.00%, 6/15/20	1,425	1,509,802

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014U 5.00%, 6/15/20-6/15/21	$14,200	$15,042,139
Series 2015X 5.00%, 6/15/19	10,585	11,146,217
Series 2017B 5.00%, 11/01/20-11/01/21	33,960	36,057,012
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,529,540
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,190,305
5.50%, 1/01/26-1/01/27	2,000	2,266,390
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20-9/01/22	23,625	27,040,296

New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21(d)	3,750	4,140,541
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	44,040	47,248,044
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,013,144
5.50%, 12/15/21	6,155	6,716,705
Series 2011B 5.00%, 6/15/20	1,310	1,390,002
Series 2013A 5.00%, 6/15/20	3,960	4,201,837
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,516,703
Series 2014A 5.00%, 1/01/27-1/01/29	75,940	87,730,624
Series 2014C 5.00%, 1/01/24	14,720	17,318,080

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2005D-3 5.25%, 1/01/26	$14,770	$17,905,967
NATL Series 2000B 1.383%, 1/01/30(i)	19,450	17,862,783

		353,246,123

New York – 11.1%
City of New York NY Series 2009C 5.00%, 8/01/17-8/01/22	18,190	19,547,211
Series 2010B 5.00%, 8/01/17-8/01/19	18,470	19,620,944
Series 2013B 5.00%, 8/01/19	34,575	37,590,977
Series 2013I 5.00%, 8/01/19	7,260	7,893,290
Series 2013J 5.00%, 8/01/19-8/01/20	16,575	18,066,843
Series 2014A 5.00%, 8/01/27	1,130	1,322,032
Series 2015A 5.00%, 8/01/22-8/01/23	12,040	14,010,460
Series 2015B 5.00%, 8/01/23	6,370	7,491,184
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,899,041
Series 2012E 5.00%, 11/15/24	6,055	7,014,475
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	64,289,140
Series 2012H 5.00%, 11/15/26	6,065	6,980,876
Series 2013B 5.00%, 11/15/26	9,505	11,032,454
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	9,564,599
Series 2014C 5.00%, 11/15/27	5,000	5,846,250
AGC Series 2003B 5.25%, 11/15/20	8,415	9,545,471
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,237,063

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	$34,430	$39,614,579
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	26,617,731
Series 2012A 5.00%, 8/01/25	12,345	14,232,550
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	64,453,373
Series 2012E 5.00%, 11/01/21	8,545	9,833,159
Series 2015C 5.00%, 11/01/18	2,090	2,220,750
Series 2017 5.00%, 11/01/26	5,570	6,764,709
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	27,252,775
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,042,344
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	14,895,015
Series 2011E 5.00%, 8/15/21	3,880	4,447,605
Series 2012A 5.00%, 12/15/22	20,745	24,322,060
Series 2012B 5.00%, 3/15/22	21,800	25,231,320
Series 2013A 5.00%, 2/15/20	4,635	5,121,953
Series 2014C 5.00%, 3/15/27	2,015	2,358,094
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.243%, 5/01/34(i)	6,800	6,289,007

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2001B 1.085%, 10/01/36(i)	$11,425	$10,560,265
1.12%, 10/01/36(i)	11,000	10,167,465
XLCA Series 2004A 1.085%, 1/01/39(i)	10,000	8,942,860
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,704,554
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,290,571
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17-4/01/18	47,425	47,834,800
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	73,844,884
Series 2013D 5.00%, 3/15/23	32,000	37,590,080
Series 2016A 5.00%, 3/15/24	4,010	4,763,439
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,823,344

		751,171,596

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,068,369
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,983,290

		17,051,659

Ohio – 3.0%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,123,417
Series 2016A 3.00%, 8/15/18	10,875	11,178,739

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	$93,725	$104,933,019
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	3,900,142
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	6,325	5,801,290
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	64,882,321
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,556,147
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,867,555

		206,242,630

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20-7/01/28	9,270	9,729,099
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,660	2,922,994

		12,652,093

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,118,025
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,100,140

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	$1,405	$1,548,141
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,406,932
5.00%, 11/01/22 (Pre-refunded/ETM)	3,120	3,416,057
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,220,802
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	10,275	11,209,927

		33,020,024

Pennsylvania – 4.8%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,630,093
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,079,985
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	4,978,832
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,844,637
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	19,656,744
Series 2011A 5.00%, 6/15/19	4,025	4,332,430
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24-10/01/26	17,425	20,661,470
Commonwealth of Pennsylvania Series 2014 5.00%, 6/15/17-7/01/17	25,140	25,357,213
Series 2016 5.00%, 9/15/24	9,575	11,220,081

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19-7/01/19	$23,505	$25,489,812
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	58,159,986
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/17-6/01/19	38,140	39,585,418
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,879,235
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17-9/01/20	31,615	33,893,264
5.125%, 9/01/22	9,080	10,075,985
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	12,245	13,398,960
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,257,780
Series 2016F 5.00%, 9/01/23-9/01/24	29,145	32,261,432

		326,763,357

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,320,609

Rhode Island – 0.7%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,381,123
AGC Series 2009A 5.25%, 6/15/17 (Pre-refunded/ETM)	7,955	8,023,493

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	$5,780	$7,139,340
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,668,525
5.75%, 8/01/19 (Pre-refunded/ETM)	4,460	4,687,237
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	16,385,000

		50,284,718

South Carolina – 0.2%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,328,706
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,342,249
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,145,425

		12,816,380

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,386,291

Texas – 8.3%
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,519,164
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	775	824,871
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,288,840
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,349,769

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	$1,490	$1,494,068
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	21,351,638
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,619,062
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	8,290,650
Series 2015 5.00%, 2/15/21	3,240	3,581,561
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,185,244
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,384,044
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,187,331
AGM Series 2000P 1.92%, 7/01/30(i)	1,250	1,160,847
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,700,608
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	28,876,443
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,423,233
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/21 (Pre-refunded/ETM)	5,040	5,208,840
Series 2009D 5.00%, 2/01/20	47,315	50,616,641
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,228,963

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	$17,725	$19,966,610
Series 2014A 5.00%, 10/01/17	4,820	4,919,051
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,826,120
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	19,707,522
Series 2014A 5.25%, 11/01/28	11,550	13,141,128
Harris County Hospital District Series 2016 5.00%, 2/15/20-2/15/27	7,155	8,048,311
Houston Independent School District Series 2014 5.00%, 2/15/18	16,790	17,384,870
Series 2016A 5.00%, 2/15/23	5,070	5,940,823
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21-1/01/24	16,745	19,189,711
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	14,276,646
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,722,600
5.25%, 9/01/25-9/01/26	35,940	41,473,543
Permanent University Fund Series 2015A 5.00%, 7/01/17	3,155	3,186,897
San Antonio Water System Series 2011A 5.00%, 5/15/23-5/15/26	21,200	23,480,111
Series 2013E 5.00%, 5/15/25	3,000	3,519,000
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23-2/01/24	6,715	7,900,177
Series 2015B 5.00%, 2/01/23-2/01/24	10,435	12,274,499

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	$8,365	$9,348,727
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	33,370	38,038,157
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	6,312,020
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	6,243,162
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,471,611
Series 2014 4.00%, 10/01/17	5,400	5,484,132
Series 2014A 5.00%, 10/01/23	13,680	16,211,484
Series 2015A 5.00%, 10/01/23	10,615	12,579,306
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	3,500	3,503,150
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,090,200
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17-1/01/18	11,180	11,207,400
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,380,000
Series 2015 5.00%, 10/01/23	16,920	20,051,046
University of Houston Series 2017A 5.00%, 2/15/19-2/15/21	19,955	22,040,090
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,757,659

		565,967,580

Utah – 0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,750,626

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Davis School District 5.00%, 6/01/22(d)	$1,000	$1,164,360
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,448,341

		15,363,327

Virginia – 1.6%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	6,760,000
Series 2015C 4.00%, 10/01/17	25,985	26,393,744
5.00%, 10/01/18	13,855	14,686,854
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	5,112,805
Series 2015B 5.00%, 9/01/20-9/01/22	35,675	40,810,119
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2015 4.00%, 8/01/19	12,645	13,468,316

		107,231,838

Washington – 8.5%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,434,093
Series 2011B 5.00%, 7/01/21	5,000	5,623,900
5.25%, 7/01/22	3,670	4,093,738
City of Seattle WA Series 2016A 5.00%, 4/01/18	3,150	3,277,827
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,341,273
City of Seattle WA Municipal Light & Power Revenue Series 2016C 5.00%, 10/01/21	11,130	12,778,464

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20-8/01/22	$9,340	$10,661,722
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,524,673
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,939,333
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)	1,160	1,309,768
5.00%, 1/01/23	3,255	3,652,501
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,651,276
Series 2012A 5.00%, 7/01/18-7/01/21	96,445	103,835,179
Series 2016A 5.00%, 7/01/25-7/01/27	50,640	61,175,442
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,620,770
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	15,336,723
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,355	2,508,452
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,156,825
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,197,034
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	4,072,378
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,133,016

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2012 5.00%, 7/01/22-7/01/23	$27,935	$32,491,190
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	26,387,228
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,051,150
Series 2014 4.00%, 7/01/17	17,610	17,748,238
Series 2014R 5.00%, 7/01/17	5,285	5,339,066
Series 20152 5.00%, 7/01/20-7/01/23	51,080	58,475,005
Series 2015A-1 5.00%, 8/01/22-8/01/23	27,765	32,598,202
Series 2015B 5.00%, 2/01/22	4,480	5,172,832
Series 2016R 5.00%, 8/01/20	7,855	8,788,724
Series 2017R 5.00%, 8/01/22	7,700	8,979,047
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	41,938,353
Series 2013C 5.00%, 9/01/19	6,060	6,596,795
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,740,077
Series 2015C 5.00%, 7/01/21-7/01/23	26,825	31,061,875
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	36,442,801

		579,134,970

West Virginia – 0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.593%, 2/15/34(i)	3,200	2,938,925

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.5%
State of Wisconsin Series 2014-2 5.00%, 5/01/17	$23,330	$23,400,923
Series 2014B 5.00%, 5/01/17	3,610	3,620,975
Wisconsin Department of Transportation NATL Series 2007I 5.00%, 7/01/17	2,000	2,020,120
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,096,850
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,145,320

		31,284,188

Total Long-Term Municipal Bonds (cost $5,851,425,376)		5,989,010,999

Short-Term Municipal Notes – 4.6%
California – 1.1%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1996 0.83%, 11/01/26(j)	30,000	30,000,000
Series 1997B 0.90%, 11/01/26(j)	21,800	21,800,000
Irvine Ranch Water District Series 2013A 0.80%, 10/01/41(j)	25,645	25,645,000

		77,445,000

Louisiana – 0.4%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Exxon Mobil Corp.) Series 1993 0.88%, 3/01/22(j)	30,100	30,100,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.8%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010G 0.88%, 11/01/35(j)	$53,150	$53,150,000

Missouri – 0.3%
Health & Educational Facilities Authority of the State of Missouri (St Louis University/US) Series 2014B 0.89%, 10/01/24(j)	20,550	20,550,000

New York – 0.9%
City of New York NY Series 2013D 0.88%, 8/01/40(j)	10,050	10,050,000
Series 2013I 0.88%, 4/01/36(j)	50,000	50,000,000

		60,050,000

Ohio – 0.2%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2016F 0.90%, 11/15/45(j)	10,700	10,700,000

Pennsylvania – 0.1%
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2005B 0.86%, 5/01/30(j)	3,000	3,000,000

Texas – 0.8%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.93%, 11/01/41(j)	31,330	31,330,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.85%, 5/01/46(j)	25,675	25,675,000

		57,005,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Total Short-Term Municipal Notes (cost $312,000,000)		$312,000,000

Total Municipal Obligations (cost $6,163,425,376)		6,301,010,999

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Notes 1.625%, 10/31/23	$70,571	68,200,238
2.125%, 11/30/23	270,377	269,447,444

Total Governments - Treasuries (cost $336,392,886)		337,647,682

SHORT-TERM INVESTMENTS – 1.6%
Time Deposit – 1.6%
State Street Time Deposit 0.09%, 4/03/17 (cost $105,290,323)	105,290	105,290,323

Total Investments – 99.4% (cost $6,605,108,585)		6,743,949,004
Other assets less liabilities – 0.6%		44,043,214

Net Assets – 100.0%		$6,787,992,218

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$60,000	6/07/22	0.906%	SIFMA*	$2,125,504

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Defaulted.

(c)	Non-income producing security.

(d)	When-Issued or delayed delivery security.

(e)	Defaulted matured security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the market value of this security amounted to $12,043,595 or 0.2% of net assets.

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INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

(g)	Variable rate coupon, rate shown as of March 31, 2017.

(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Village of Matteson IL Series 2010
8%, 12/01/2029	4/16/10	$19,775,000	$12,606,958	0.19%

(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $71,236,916 or 1.05% of net assets.

(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.2%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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March 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.9%
Long-Term Municipal Bonds – 90.1%
New York – 78.4%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21-12/15/22	$6,135	$6,733,026
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,098,310
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,265,830
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,495,708
5.25%, 11/01/29	1,900	1,976,152
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,830,604
Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	30	30,407
5.00%, 8/01/18	4,540	4,602,516
Series 2011A 5.00%, 8/01/26	14,275	16,287,347
Series 2011D-1 5.00%, 10/01/24	2,860	3,276,902
Series 2012I 5.00%, 8/01/22	2,320	2,693,845
Series 2013B 5.00%, 8/01/20	10,000	11,164,400
Series 2013I 5.00%, 8/01/20	18,775	20,961,161
Series 20161 5.00%, 8/01/20	8,480	9,467,411
Series 2016E 5.00%, 8/01/20	9,360	10,449,878
Series 2017C 5.00%, 8/01/20-8/01/26	27,045	31,772,640
City of Yonkers NY Series 2011A 5.00%, 10/01/17	2,325	2,371,058

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Monroe NY Series 2015 5.00%, 6/01/17-6/01/22	$16,340	$17,654,393
BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,652,435
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,648,858
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,261,084
Series 2014A 5.00%, 4/01/25	10,190	11,856,880
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	6,816,594
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,571,922
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,299,560
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)	1,235	1,207,052
5.25%, 1/01/24(a)	1,250	1,159,900
Metropolitan Transportation Authority Series 2010D 5.25%, 11/15/24	10,755	12,171,433
Series 2010G 5.00%, 11/15/21	9,305	10,455,935
5.25%, 11/15/22-11/15/26	33,880	38,352,753
Series 2011C 5.00%, 11/15/24	2,890	3,304,282
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,467,423
Series 2012F 5.00%, 11/15/22	3,470	4,041,891
Series 2016B 5.00%, 11/15/22	2,105	2,451,925

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016C 5.00%, 11/15/34	$4,480	$4,895,027
Series 2016D 5.00%, 11/15/27	1,135	1,357,846
Series 2017A 5.00%, 11/15/31	1,975	2,336,168
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,450,570
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,195,190
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,246,608
5.00%, 6/15/21	5,620	5,888,243
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,346,333
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,047,229
Series 2010FF 5.00%, 6/15/25	24,730	27,550,704
Series 2011HH 5.00%, 6/15/26	9,055	10,287,114
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	16,712,182
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,387,543
Series 2015G 5.00%, 6/15/28	11,465	13,745,618
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,009,451
Series 2012S 5.00%, 7/15/25	7,390	8,563,236

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	$1,160	$1,306,299
Series 2011A-1 5.00%, 11/01/23	15,315	17,601,836
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	17,014,216
Series 2011C 5.00%, 11/01/20	9,480	10,675,618
Series 2012B 5.00%, 11/01/22-11/01/24	13,105	15,235,615
Series 2012D 5.00%, 11/01/20-11/01/23	32,780	37,671,491
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	13,175,820
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,787,206
Series 2014C 5.00%, 11/01/26	6,345	7,452,647
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,071,401
Series 2015C 5.00%, 11/01/18-11/01/26	24,005	28,289,833
Series 2016B 5.00%, 8/01/31	2,150	2,510,663
Series 2017 5.00%, 11/01/26	4,175	5,070,496
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,502,160
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,335,468
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)(d)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19-4/01/20	16,145	16,778,915

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority Series 2008A 5.00%, 3/15/20 (Pre-refunded/ETM)	$4,750	$4,935,915
Series 2008C 5.00%, 3/15/18 (Pre-refunded/ETM)	12,425	12,899,386
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,482,584
5.00%, 2/15/23 (Pre-refunded/ETM)	865	994,136
5.00%, 2/15/24 (Pre-refunded/ETM)	815	936,671
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,011,375
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,738,083
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,408,111
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,422,818
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,568,909
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	34,601,905
Series 2015A 5.00%, 3/15/19-3/15/23	24,875	27,709,120
Series 2016A 5.00%, 3/15/20	4,045	4,487,119
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,398,530
NATL Series 1998A 6.00%, 7/01/18	1,000	1,061,900
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23-12/01/26(e)	4,600	5,121,716

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	$1,130	$1,324,123
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008C 5.00%, 3/15/18	12,450	12,938,538
Series 2009D 5.00%, 6/15/20	2,230	2,414,466
Series 2009G 5.00%, 3/15/18	7,840	8,147,642
Series 2012A 5.00%, 12/15/21	5,905	6,812,244
Series 2012B 5.00%, 3/15/22	3,905	4,519,647
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	21,004,208
Series 2014A 5.00%, 2/15/18-2/15/29	19,815	22,257,865
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	16,873,734
Series 2015B 5.00%, 2/15/23	1,160	1,360,645
Series 2015E 5.00%, 3/15/21-3/15/23	5,380	6,280,752
Series 2016D 5.00%, 2/15/21	5,970	6,765,323
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,004,100
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18-7/01/19	3,820	4,099,961
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,539,469
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,354,485

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.243%, 5/01/34(f)	$2,425	$2,242,771
1.383%, 5/01/34(f)	2,300	2,127,167
XLCA Series 2004B 1.383%, 10/01/35(f)	3,000	2,687,100
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	7,145,016
Series 2009A 5.25%, 6/15/24	7,300	7,939,991
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	10,930,350
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	13,165	13,165,000
Series 2012A 5.00%, 4/01/21-4/01/25	26,175	30,014,595
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,200,109
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,798,550
Series 2013A 5.00%, 5/01/19	27,610	29,739,007
Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,050,641
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	38,843,703
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,087,230
Series 2011A 5.00%, 3/15/19	2,060	2,215,365

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority Highway & Bridge Trust Fund Series 2008B 5.00%, 4/01/17 (Pre-refunded/ETM)	$8,500	$8,500,000
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,699,029
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/19	10,000	10,754,200
Series 2013C 5.00%, 3/15/20	9,915	10,983,440
Series 2016A 5.00%, 3/15/21-3/15/28	26,935	31,462,825
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26-8/01/31	23,655	24,774,816
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,092,395
Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	11,580	13,186,151
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,229,680
Series 2011O 5.00%, 10/15/21	5,215	5,925,335
Series 2013-178 5.00%, 12/01/23	10,480	12,237,810
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,454,416
Series 2014-1 5.00%, 10/15/23	3,455	4,031,087
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	14,373,891
Series 2015E 5.00%, 10/15/21-10/15/23	13,485	15,537,136

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016E 5.00%, 10/01/20	$10,000	$11,134,800
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	13,140	15,792,291
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/17	1,750	1,764,333
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18	4,175	4,224,390
Series 2016D 3.875%, 6/28/17	3,000	3,009,450
Series 2017B 3.50%, 2/02/18	1,300	1,309,672
Triborough Bridge & Tunnel Authority Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,246,965
Series 2011A 5.00%, 1/01/27	7,000	7,975,380
Series 2012B 5.00%, 11/15/19-11/15/23	28,330	32,735,074
Series 2013A 5.00%, 11/15/28	5,000	5,743,900
Series 2013B 5.00%, 11/15/22	7,525	8,817,720
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/17-9/01/21	10,100	10,433,586
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20-6/01/23	3,000	3,384,510
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	40,977,885

		1,390,804,523

Alabama – 0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	11,626,576

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 1.4%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	$16,365	$17,187,505
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,459,900
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,323,465
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,379,789

		25,350,659

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,323,806

Florida – 1.3%
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,305	1,330,591
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,859,878
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(c)(g)	2,060	535,600
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)(g)	185	86,950
Series 2010A-1 6.125%, 5/01/35	75	75,081
Series 2010A-2 6.125%, 5/01/35	180	180,194
Series 2010B 5.125%, 5/01/17	135	134,974

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	$650	$657,254
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	17,170,788
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,160,490

		23,191,800

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,480	1,528,366

Illinois – 1.7%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,277,974
State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	9,765	10,185,715
Series 2013 5.50%, 7/01/25	7,435	7,968,535
Series 2014 5.00%, 5/01/24	2,540	2,688,641
Series 2016 5.00%, 2/01/24	4,200	4,445,784
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)(g)	1,307	256,825

		30,823,474

Indiana – 0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	11,630,770

Louisiana – 0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(b)(c)(g)	1,155	323,400

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(c)(d)	$1,500	$292,500

		615,900

Massachusetts – 0.1%
Commonwealth of Massachusetts NATL Series 2000E 1.245%, 12/01/30(f)	1,525	1,405,190

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	2,985	3,394,751

Nevada – 0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,017,530

New Jersey – 1.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,486,209
Series 2013 5.00%, 3/01/21	2,500	2,642,250
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	25,292,836
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,347,948

		33,769,243

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	$1,305	$1,196,763
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,513,380

		2,710,143

Pennsylvania – 0.9%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,617,123
5.25%, 9/01/23	2,345	2,613,503

		15,230,626

Tennessee – 1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,603,691

Washington – 0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,424,179

Total Long-Term Municipal Bonds (cost $1,556,633,384)		1,598,451,227

Short-Term Municipal Notes – 1.8%
New York – 1.8%
City of New York NY Series 2008L 0.90%, 4/01/38(h)	17,000	17,000,000
Series 2013D 0.88%, 8/01/40(h)	5,000	5,000,000
New York State Housing Finance Agency (160 Madison Ave LLC) Series 2013A 0.96%, 11/01/46(h)	10,000	10,000,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Total Short-Term Municipal Notes (cost $32,000,000)		$32,000,000

Total Municipal Obligations (cost $1,588,633,384)		1,630,451,227

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Notes 1.625%, 10/31/23	$35,000	33,824,210
2.125%, 11/30/23	53,775	53,590,121

Total Governments - Treasuries (cost $87,374,827)		87,414,331

SHORT-TERM INVESTMENTS – 2.4%
Time Deposit – 2.4%
State Street Time Deposit 0.09%, 4/03/17 (cost $42,598,576)	42,599	42,598,576

Total Investments – 99.3% (cost $1,718,606,787)		1,760,464,134
Other assets less liabilities – 0.7%		13,234,426

Net Assets – 100.0%		$1,773,698,560

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$20,000	10/19/22	1.103%	SIFMA*	$582,348
Citibank, NA	14,600	3/01/23	0.904%	SIFMA*	650,099
Citibank, NA	23,000	12/01/23	1.599%	SIFMA*	207,128

					$1,439,575

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$1,235,000	$1,207,052	0.07%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,159,900	0.07%

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the market value of this security amounted to $5,121,716 or 0.3% of net assets.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $8,462,228 or 0.48% of net assets.

(g)	Defaulted matured security.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,244,069,360		$6,743,949,004		$1,760,464,134
Cash	– 0	–	– 0	–	51,188
Due from custodian	1,499		8,263		2,131
Receivables:
Interest	16,156,755		77,017,546		19,953,342
Investment securities sold	3,950,983		– 0	–	– 0	–
Capital shares sold	850,795		10,136,046		2,168,831
Unrealized appreciation of interest rate swaps	– 0	–	2,125,504		1,439,575

Total assets	1,265,029,392		6,833,236,363		1,784,079,201

Liabilities
Cash collateral due to broker	– 0	–	2,510,000		1,639,000
Payables:
Dividends to shareholders	937,612		4,962,036		1,316,620
Investment securities purchased	34,964,965		27,953,194		5,002,533
Capital shares redeemed	951,494		6,520,247		1,368,329
Management fee	459,086		2,088,535		642,645
Shareholder servicing fee	99,943		473,861		139,986
Distribution fee	39,686		167,357		79,206
Transfer Agent fee	4,991		51,285		6,013
Accrued expenses	147,588		517,630		186,309

Total liabilities	37,605,365		45,244,145		10,380,641

Net Assets	$1,227,424,027		$6,787,992,218		$1,773,698,560

Cost of investments	$1,213,748,192		$6,605,108,585		$1,718,606,787

Net Assets Consist of:
Capital stock, at par	$86,409		$474,612		$127,136
Additional paid-in capital	1,216,553,001		6,688,512,590		1,748,805,608
Undistributed net investment income/(distributions in excess of net investment income)	(169,360)		(568,009)		81,598
Accumulated net realized loss on investment transactions	(19,367,191)		(41,392,898)		(18,612,704)
Net unrealized appreciation of investments and interest rate swaps	30,321,168		– 0	–	43,296,922
Net unrealized appreciation/depreciation of:
Investments and interest rate swap transactions	– 0	–	140,965,923		– 0	–

	$1,227,424,027		$6,787,992,218		$1,773,698,560

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,112,032,706	$5,269,501,927	$1,560,073,481
Shares of capital stock outstanding	78,285,259	368,406,599	111,819,310

Net asset value and offering price per share	$14.20	$14.30	$13.95

Class A Shares
Net Assets	$84,268,845	$360,962,490	$148,109,894
Shares of capital stock outstanding	5,932,496	25,217,689	10,619,059

Net asset value and redemption price per share	$14.20	$14.31	$13.95
Sales charge – 3.00% of public offering price	0.44	0.44	0.43

Maximum offering price	$14.64	$14.75	$14.38

Class B Shares
Net Assets		$62,194	$3,095
Shares of capital stock outstanding		4,346	222

Net asset value and offering price per share		$14.31	$13.94

Class C Shares
Net Assets	$22,222,837	$91,484,743	$49,781,333
Shares of capital stock outstanding	1,564,603	6,393,659	3,568,754

Net asset value and offering price per share	$14.20	$14.31	$13.95

Advisor Class Shares
Net Assets	$8,899,639	$1,065,980,864	$15,730,757
Shares of capital stock outstanding	626,540	74,589,521	1,128,268

Net asset value and offering price per share	$14.20	$14.29	$13.94

See notes to financial statements.

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STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2017 (unaudited)

California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$16,589,179	$86,770,947	$23,981,571
Other income	1,805	8,811	2,480

Total income	16,590,984	86,779,758	23,984,051

Expenses:
Management fee (see Note 2A)	2,856,670	13,352,580	3,998,339
Shareholder servicing fee (see Note 2B)	556,880	2,627,205	771,605
Custodian fee	107,264	181,566	113,424
Transfer Agent fee – Non-Retail Class	13,179	60,322	20,643
Transfer Agent fee – Class A	14,600	223,963	31,345
Transfer Agent fee – Class B	– 0	–	51	8
Transfer Agent fee – Class C	3,724	55,244	10,539
Transfer Agent fee – Advisor Class	803	598,877	2,358
Distribution fees – Class A	112,403	511,972	202,748
Distribution fees – Class B	– 0	–	328	19
Distribution fees – Class C	112,630	501,957	266,927
Printing fees	17,031	120,006	28,392
Legal fees	15,009	72,150	21,975
Registration fees	14,324	106,039	34,491
Auditing and tax fees	22,975	105,355	31,096
Directors’ fees and expenses	25,494	140,639	36,321
Miscellaneous	24,868	59,296	30,087

Total expenses	3,897,854	18,717,550	5,600,317

Net investment income	12,693,130	68,062,208	18,383,734

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,477,172)	(10,577,913)	(4,525,298)
Swaps	1,698,906	3,876,440	739,658

Net realized loss on investment transactions	(2,778,266)	(6,701,473)	(3,785,640)

Net change in unrealized appreciation/depreciation of:
Investments	(29,776,890)	(167,496,428)	(45,418,124)
Swaps	(577,906)	(758,352)	879,505

Net change in unrealized appreciation/depreciation of investments	(30,354,796)	(168,254,780)	(44,538,619)

Net realized and unrealized loss on investment transactions	(33,133,062)	(174,956,253)	(48,324,259)

Contributions from affiliates (see Note 2A)	– 0	–	1,199	– 0	–

Net Decrease in Net Assets Resulting from Operations	$(20,439,932)	$(106,892,846)	$(29,940,525)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

California Municipal Portfolio
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,693,130	$24,738,825
Net realized gain (loss) on investment transactions	(2,778,266)	851,852
Net change in unrealized appreciation/depreciation of investments	(30,354,796)	14,402,392

Net increase (decrease) in net assets resulting from operations	(20,439,932)	39,993,069
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(11,640,266)	(22,580,641)
Class A	(846,373)	(1,738,053)
Class B	– 0	–	(13)
Class C	(128,395)	(247,573)
Advisor Class(a)	(52,350)	(660)

Total dividends to shareholders	(12,667,384)	(24,566,940)

Capital-Share Transactions:
Net proceeds from sales of shares	136,281,155	240,152,903
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	9,762,978	19,316,733

Total proceeds from shares sold	146,044,133	259,469,636
Cost of shares redeemed	(122,825,503)	(188,439,140)

Net increase in net assets from capital- share transactions	23,218,630	71,030,496

Net increase (decrease) in net assets	(9,888,686)	86,456,625
Net Assets:
Beginning of period	1,237,312,713	1,150,856,088

End of period(b)	$1,227,424,027	$1,237,312,713

(b) Includes distributions in excess of net investment income of:	$(169,360)	$(195,106)

(a)	Commenced distribution on July 25, 2016.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Diversified Municipal Portfolio
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$68,062,208	$131,054,093
Net realized loss on investment transactions	(6,701,473)	(4,779,817)
Net change in unrealized appreciation/depreciation of investments	(168,254,780)	93,316,319
Contributions from affiliates (see Note 2A)	1,199	– 0	–

Net increase (decrease) in net assets resulting from operations	(106,892,846)	219,590,595
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(52,952,521)	(99,595,708)
Class A	(3,569,758)	(7,954,233)
Class B	(312)	(833)
Class C	(499,524)	(1,097,427)
Advisor Class	(10,920,472)	(22,148,426)

Total dividends to shareholders	(67,942,587)	(130,796,627)

Capital-Share Transactions:
Net proceeds from sales of shares	788,227,703	1,496,406,797
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	54,231,892	106,411,936

Total proceeds from shares sold	842,459,595	1,602,818,733
Cost of shares redeemed	(843,493,727)	(1,257,100,824)

Net increase (decrease) in net assets from capital-share transactions	(1,034,132)	345,717,909

Net increase (decrease) in net assets	(175,869,565)	434,511,877
Net Assets:
Beginning of period	6,963,861,783	6,529,349,906

End of period(a)	$6,787,992,218	$6,963,861,783

(a) Includes distributions in excess of net investment income of:	$(568,009)	$(687,630)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,383,734	$38,029,350
Net realized loss on investment transactions	(3,785,640)	(2,432,991)
Net change in unrealized appreciation/depreciation of investments	(44,538,619)	30,298,759

Net increase (decrease) in net assets resulting from operations	(29,940,525)	65,895,118
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(16,264,983)	(33,227,597)
Class A	(1,542,657)	(3,649,054)
Class B	(15)	(233)
Class C	(307,459)	(723,446)
Advisor Class(a)	(129,294)	(764)

Total dividends to shareholders	(18,244,408)	(37,601,094)

Capital-Share Transactions:
Net proceeds from sales of shares	183,508,906	299,427,847
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	14,243,369	29,710,543

Total proceeds from shares sold	197,752,275	329,138,390
Cost of shares redeemed	(177,996,607)	(246,824,003)

Net increase in net assets from capital- share transactions	19,755,668	82,314,387

Net increase (decrease) in net assets	(28,429,265)	110,608,411
Net Assets:
Beginning of period	1,802,127,825	1,691,519,414

End of period(b)	$1,773,698,560	$1,802,127,825

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$81,598	$(57,728)

(a) Commenced distribution on July 25, 2016.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2017 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B, C and Advisor Class shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 15 series each with its own investment objective. Effective February 1, 2002, the Bernstein Portfolios commenced offering AB Intermediate Municipal Class A, AB Intermediate Municipal Class B and AB Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective July 25, 2016, California Municipal Portfolio and New York Municipal Portfolio commenced offering of Advisor Class Shares. Effective October 4, 2016, sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

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NOTES TO FINANCIAL STATEMENTS (continued)

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2017:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,092,938,294		$46,461,595	(a)	$1,139,399,889
Short-Term Municipal Notes		– 0	–	25,350,000		– 0	–	25,350,000
Governments – Treasuries		– 0	–	61,033,323		– 0	–	61,033,323
Short-Term Investments		– 0	–	18,286,148		– 0	–	18,286,148

Total Investments in Securities		– 0	–	1,197,607,765		46,461,595		1,244,069,360
Other Financial Instruments(b)		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)	$	– 0	–	$1,197,607,765		$46,461,595		$1,244,069,360

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Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,924,483,807		$64,527,192		$5,989,010,999
Short-Term Municipal Notes		– 0	–	312,000,000		– 0	–	312,000,000
Governments – Treasuries		– 0	–	337,647,682		– 0	–	337,647,682
Short-Term Investments		– 0	–	105,290,323		– 0	–	105,290,323

Total Investments in Securities		– 0	–	6,679,421,812		64,527,192		6,743,949,004
Other Financial Instruments(b):
Assets:
Interest Rate Swaps		– 0	–	2,125,504		– 0	–	2,125,504
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)	$	– 0	–	$6,681,547,316		$64,527,192		$6,746,074,508

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,557,797,073		$40,654,154		$1,598,451,227
Short-Term Municipal Notes		– 0	–	32,000,000		– 0	–	32,000,000
Governments – Treasuries		– 0	–	87,414,331		– 0	–	87,414,331
Short-Term Investments		– 0	–	42,598,576		– 0	–	42,598,576

Total Investments in Securities		– 0	–	1,719,809,980		40,654,154		1,760,464,134
Other Financial Instruments(b):
Assets:
Interest Rate Swaps		– 0	–	1,439,575		– 0	–	1,439,575
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)	$	– 0	–	$1,721,249,555		$40,654,154		$1,761,903,709

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/16	$27,865,539		$27,865,539
Accrued discounts/(premiums)	(117,719)		(117,719)
Realized gain (loss)	(2,754,975)		(2,754,975)
Change in unrealized appreciation/depreciation	1,892,774		1,892,774
Purchases	19,713,561		19,713,561
Sales	(137,585)		(137,585)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/17	$46,461,595		$46,461,595

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(b)	$(950,451)		$(950,451)

Diversified Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/16	$67,548,218		$67,548,218
Accrued discounts/(premiums)	(23,763)		(23,763)
Realized gain (loss)	(3,397,320)		(3,397,320)
Change in unrealized appreciation/depreciation	346,834		346,834
Purchases	1,253,374		1,253,374
Sales	(1,200,151)		(1,200,151)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/17	$64,527,192		$64,527,192

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(b)	$(3,102,793)		$(3,102,793)

New York Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/16	$32,191,291		$32,191,291
Accrued discounts/(premiums)	(263,868)		(263,868)
Realized gain (loss)	(1,241,591)		(1,241,591)
Change in unrealized appreciation/depreciation	1,579,082		1,579,082
Purchases	13,939,538		13,939,538
Sales	(5,550,298)		(5,550,298)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/17	$40,654,154		$40,654,154

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(b)	$259,379		$259,379

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2017. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio
	Fair Value at 3/31/17			Valuation Technique	Unobservable Input	Input
Long-Term Municipal Bonds	$	– 0	–	Qualitative Assessment		$0.00

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

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interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including

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the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

Effective January 27, 2017, the California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.425% of the first $1 billion, 0.375% of the next $2 billion, 0.325% of the next $2 billion and 0.275% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.425% of the first $1 billion, 0.375% of the next $2 billion, 0.325% of the next $2 billion, 0.275% of the next $2 billion and 0.225% in excess of $7 billion of the average daily net assets of the Portfolio. Prior to January 27, 2017, the California Municipal and New York Municipal Portfolios paid the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and 0.30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2017, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,027; Diversified Municipal Portfolio, $190,335; and New York Municipal Portfolio, $14,128.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund

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services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,022	$1,325,534
Diversified Municipal	455,728	3,134,967
New York Municipal	743,211	2,342,286

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There are no distributions and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2017, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
California Municipal	$6		$11,360	$2
Diversified Municipal	3		8,317	6,332
New York Municipal	– 0	–	4,196	3,245

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$63,121,157	$87,406,584	$40,869,150	$76,561,231
Diversified Municipal	444,210,916	510,432,363	526,701,277	508,178,350
New York Municipal	172,701,479	133,344,905	192,174,401	133,029,632

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$35,003,213	$(4,682,045)	$30,321,168
Diversified Municipal	178,208,538	(39,368,119)	138,840,419
New York Municipal	50,418,960	(8,561,613)	41,857,347

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or

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received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on

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the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2017, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the

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Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2017, the Portfolios held inflation (CPI) swaps for hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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During the six months ended March 31, 2017, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,698,906	$(577,906)

Total		$1,698,906	$(577,906)

Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$2,125,504

Total		$2,125,504

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$3,876,440	$(758,352)

Total		$3,876,440	$(758,352)

New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,439,575

Total		$1,439,575

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$739,658	$879,505

Total		$739,658	$879,505

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2017.

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$24,300,000	(a)
Inflation Swaps:
Average notional amount	$24,710,000	(b)

(a)	Positions were open for five months during the period.

(b)	Positions were open for one month during the period.

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$102,857,143
Inflation Swaps:
Average notional amount	$139,100,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$51,028,571
Inflation Swaps:
Average notional amount	$35,955,000	(a)

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2017:

Diversified Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*	Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
JPMorgan Chase Bank, NA	$2,125,504	$	– 0	–	$(2,125,504)	$	– 0	–	$	– 0	–

Total	$2,125,504	$	– 0	–	$(2,125,504)	$	– 0	–	$	– 0	–^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*	Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$1,439,575	$	– 0	–	$(1,439,575)	$	– 0	–	$	– 0	–

Total	$1,439,575	$	– 0	–	$(1,439,575)	$	– 0	–	$	– 0	–^

*	The actual collateral pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

California Municipal Portfolio	2016		2015
Distributions paid from:
Ordinary income	$412,433		$422,086
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	412,433		422,086
Tax exempt distributions	24,154,507		24,385,345

Total distributions paid	$24,566,940		$24,807,431

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$3,460,879		$2,761,161
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	3,460,879		2,761,161
Tax exempt distributions	127,335,748		127,350,590

Total distributions paid	$130,796,627		$130,111,751

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$588,980		$123,264
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	588,980		123,264
Tax exempt distributions	37,012,114		40,204,645

Total distributions paid	$37,601,094		$40,327,909

As of September 30, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$432,945	$(16,588,925)	$60,680,869	$44,524,889
Diversified Municipal	2,937,676	(34,691,426)	309,240,949	277,487,199
New York Municipal	901,972	(14,827,064)	87,859,245	73,934,153

(a)	100% of these income amounts for all Portfolios is tax-exempt income.

(b)	As of September 30, 2016 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2016, California Municipal Portfolio utilized capital loss carryforwards of $1,022,311 to offset current year net realized gains.

(c)	The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of swaps.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable to shareholders.

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For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	n/a	$14,182,746	No expiration
Diversified Municipal	n/a	34,691,426	No expiration
New York Municipal	n/a	14,827,064	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value

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of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments, and Puerto Rico obligations have lost much of their value. Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

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Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk—There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 13.9 billion shares of common stock, par value $0.001 per share, of which of which 4.6 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Million)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Total
California Municipal	200	200	200	200	200	1,000
Diversified Municipal	800	400	400	400	400	2,400
New York Municipal	400	200	200	200	200	1,200

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NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the six months ended March 31, 2017 and the year ended September 30, 2016, were as follows:

California Municipal Portfolio
Shares	Amount
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Municipal Class Shares
Shares sold	6,483,712	13,575,919	$92,300,758	$197,583,765

Shares issued to shareholders on reinvestment of dividends	644,730	1,244,235	9,158,463	18,101,761

Shares redeemed	(5,560,515)	(10,093,020)	(79,063,807)	(146,868,857)

Net increase	1,567,927	4,727,134	22,395,414	68,816,669

Beginning of period	76,717,332	71,990,198	1,073,585,966	1,004,769,297

End of period	78,285,259	76,717,332	$1,095,981,380	$1,073,585,966

Class A Shares
Shares sold	2,414,480	2,523,327	$34,245,443	$36,648,566

Shares issued to shareholders on reinvestment of dividends	34,478	73,059	489,905	1,063,018

Shares converted from Class B	– 0	–	98	– 0	–	1,418

Shares redeemed	(2,838,662)	(2,677,244)	(40,161,336)	(38,847,860)

Net decrease	(389,704)	(80,760)	(5,425,988)	(1,134,858)

Beginning of period	6,322,200	6,402,960	93,661,223	94,796,081

End of period	5,932,496	6,322,200	$88,235,235	$93,661,223

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends	– 0	–	1	$	– 0	–	$4

Shares converted to Class A	– 0	–	(98)	– 0	–	(1,418)

Shares redeemed	– 0	–	(59)	– 0	–	(851)

Net increase (decrease)	– 0	–	(156)	– 0	–	(2,265)

Beginning of period	– 0	–	156	419,962	422,227

End of period	– 0	–	– 0	–	$419,962	$419,962

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	California Municipal Portfolio
	Shares			Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Class C Shares
Shares sold	225,456	182,196		$3,204,478	$2,653,630

Shares issued to shareholders on reinvestment of dividends	5,431	10,449		77,104	151,939

Shares redeemed	(192,697)	(187,143)		(2,736,383)	(2,720,040)

Net increase	38,190	5,502		545,199	85,529

Beginning of period	1,526,413	1,520,911		22,494,409	22,408,880

End of period	1,564,603	1,526,413		$23,039,608	$22,494,409

Advisor Class Shares(b)
Shares sold	460,917	223,817		$6,530,476	$3,265,524

Shares issued to shareholders on reinvestment of dividends	2,645	– 0	–	37,506	– 0	–

Shares redeemed	(60,832)	(7)		(863,977)	(103)

Net increase	402,730	223,810		5,704,005	3,265,421

Beginning of period	223,810	– 0	–	3,265,421	– 0	–

End of period	626,540	223,810		$8,969,426	$3,265,421

(a)	Class B was redeemed on September 30, 2016.

(b)	Commenced distribution on July 25, 2016.

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	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Municipal Class Shares
Shares sold	39,377,249	73,025,362	$563,516,186	$1,069,775,380

Shares issued to shareholders on reinvestment of dividends and distributions	2,912,310	5,450,268	41,619,527	79,758,424

Shares redeemed	(33,594,697)	(54,647,716)	(480,196,828)	(799,860,113)

Net increase	8,694,862	23,827,914	124,938,885	349,673,691

Beginning of period	359,711,737	335,883,823	5,020,140,198	4,670,466,507

End of period	368,406,599	359,711,737	$5,145,079,083	$5,020,140,198

Class A Shares
Shares sold	5,210,479	8,473,655	$74,411,140	$124,107,517

Shares issued to shareholders on reinvestment of dividends and distributions	163,123	345,098	2,332,999	5,054,561

Shares converted from Class B	279	1,429	4,001	20,778

Shares redeemed	(10,868,814)	(11,233,300)	(155,431,801)	(164,386,563)

Net decrease	(5,494,933)	(2,413,118)	(78,683,661)	(35,203,707)

Beginning of period	30,712,622	33,125,740	451,448,921	486,652,628

End of period	25,217,689	30,712,622	$372,765,260	$451,448,921

Class B Shares
Shares sold	23	632	$327	$9,253

Shares issued to shareholders on reinvestment of dividends and distributions	12	36	172	531

Shares converted to Class A	(279)	(1,429)	(4,001)	(20,778)

Shares redeemed	(745)	(550)	(10,865)	(8,079)

Net decrease	(989)	(1,311)	(14,367)	(19,073)

Beginning of period	5,335	6,646	707,353	726,426

End of period	4,346	5,335	$692,986	$707,353

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	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Class C Shares
Shares sold	356,735	882,748	$5,093,257	$12,919,718

Shares issued to shareholders on reinvestment of dividends and distributions	24,325	52,605	347,781	770,281

Shares redeemed	(1,390,362)	(1,609,958)	(19,843,159)	(23,575,186)

Net decrease	(1,009,302)	(674,605)	(14,402,121)	(9,885,187)

Beginning of period	7,402,961	8,077,566	109,668,624	119,553,811

End of period	6,393,659	7,402,961	$95,266,503	$109,668,624

Advisor Class Shares
Shares sold	10,153,930	19,797,475	$145,202,792	$289,574,151

Shares issued to shareholders on reinvestment of dividends and distributions	695,541	1,424,398	9,931,413	20,828,139

Shares redeemed	(13,172,387)	(18,394,395)	(188,007,073)	(269,250,105)

Net increase (decrease)	(2,322,916)	2,827,478	(32,872,868)	41,152,185

Beginning of period	76,912,437	74,084,959	1,108,338,767	1,067,186,582

End of period	74,589,521	76,912,437	$1,075,465,899	$1,108,338,767

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares				Amount
	Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)		Year Ended September 30, 2016

Municipal Class Shares
Shares sold	10,500,747		17,677,991		$146,481,178		$252,494,375

Shares issued to shareholders on reinvestment of dividends and distributions	922,353		1,861,604		12,861,577		26,572,160

Shares redeemed	(8,465,519)		(13,206,489)		(118,182,986)		(188,605,560)

Net increase	2,957,581		6,333,106		41,159,769		90,460,975

Beginning of period	108,861,729		102,528,623		1,483,485,602		1,393,024,627

End of period	111,819,310		108,861,729		$1,524,645,371		$1,483,485,602

Class A Shares
Shares sold	889,445		2,479,418		$12,408,740		$35,344,202

Shares issued to shareholders on reinvestment of dividends and distributions	76,227		179,724		1,063,112		2,564,308

Shares converted from Class B	869		764		12,433		10,873

Shares redeemed	(3,011,717)		(3,279,359)		(41,944,616)		(46,696,588)

Net decrease	(2,045,176)		(619,453)		(28,460,331)		(8,777,205)

Beginning of period	12,664,235		13,283,688		183,431,925		192,209,130

End of period	10,619,059		12,664,235		$154,971,594		$183,431,925

Class B Shares
Shares issued to shareholders on reinvestment of dividends and distributions	1		15		$15		$214

Shares converted to Class A	(870)		(765)		(12,433)		(10,873)

Shares redeemed	– 0	–	– 0	–(a)	– 0	–	(15)

Net decrease	(869)		(750)		(12,418)		(10,674)

Beginning of period	1,091		1,841		819,108		829,782

End of period	222		1,091		$806,690		$819,108

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares			Amount
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016		Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016

Class C Shares
Shares sold	216,938	584,599		$3,013,813	$8,347,471

Shares issued to shareholders on reinvestment of dividends and distributions	16,635	40,226		231,965	573,861

Shares redeemed	(631,213)	(805,052)		(8,788,924)	(11,503,952)

Net decrease	(397,640)	(180,227)		(5,543,146)	(2,582,620)

Beginning of period	3,966,394	4,146,621		58,216,530	60,799,150

End of period	3,568,754	3,966,394		$52,673,384	$58,216,530

Advisor Class Shares(b)
Shares sold	1,550,372	225,620		$21,592,742	$3,230,926

Shares issued to shareholders on reinvestment of dividends and distributions	6,242	– 0	–	86,700	– 0	–

Shares redeemed	(653,476)	(490)		(9,067,648)	(7,015)

Net increase	903,138	225,130		12,611,794	3,223,911

Beginning of period	225,130	– 0	–	3,223,911	– 0	–

End of period	1,128,268	225,130		$15,835,705	$3,223,911

(a)	Share amount is less than one full share.

(b)	Commenced distribution on July 25, 2016.

(c)	Amount is less than $0.01.

NOTE 7.

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.

Subsequent Events

Effective April 10, 2017, for Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years. Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.59	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62

Income From Investment Operations
Net investment income†	.14	.28^	.29	.30	.34	.41
Net realized and unrealized gain (loss) on investment transactions	(.40)	.19	(.09)	.20	(.61)	.29

Total from investment operations	(.26)	.47	.20	.50	(.27)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.28)	(.29)	(.30)	(.35)	(.41)

Net asset value, end of period	$ 14.20	$ 14.59	$ 14.40	$ 14.49	$ 14.29	$ 14.91

Total Return
Total investment return based on net asset value(a)	(1.75)%	3.24%^	1.41%	3.53%	(1.88)%	4.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$84,269	$92,258	$92,211	$117,157	$120,384	$113,889
Average net assets (000 omitted)	$89,190	$92,455	$105,062	$115,483	$127,613	$88,033
Ratio to average net assets of:
Expenses	.80%*	.83%	.83%+	.87%	.87%	.87%
Net investment income	1.89%*	1.89%^	2.02%+	2.09%	2.34%	2.76%
Portfolio turnover rate	10%	12%	16%	10%	23%	15%

See	footnote summary on page 138.

128 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
		2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 14.59	$ 14.40		$ 14.49	$ 14.29	$ 14.91	$ 14.62

Income From Investment Operations
Net investment income†	.08	.17	^	.19	.20	.24	.31
Net realized and unrealized gain (loss) on investment transactions	(.39)	.19		(.09)	.20	(.62)	.29

Total from investment operations	(.31)	.36		.10	.40	(.38)	.60

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.17)		(.19)	(.20)	(.24)	(.31)

Net asset value, end of period	$ 14.20	$ 14.59		$ 14.40	$ 14.49	$ 14.29	$ 14.91

Total Return
Total investment return based on net asset value(a)	(2.12)%	2.48	%^	.67%	2.81%	(2.55)%	4.12%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22,223	$22,273		$21,901	$23,036	$28,103	$25,647
Average net assets (000 omitted)	$22,342	$21,831		$22,305	$25,026	$29,066	$22,572
Ratio to average net assets of:
Expenses	1.55%*	1.58%		1.57%+	1.57%	1.56%	1.58%
Net investment income	1.14%*	1.15	%^	1.29%+	1.39%	1.66%	2.07%
Portfolio turnover rate	10%	12%		16%	10%	23%	15%

See	footnote summary on page 138.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 129

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2017 (unaudited)	July 25, 2016(b) to September 30, 2016

Net asset value, beginning of period	$ 14.59	$ 14.65

Income From Investment Operations
Net investment income†	.15	.05 ^
Net realized and unrealized gain (loss) on investment transactions	(.39)	(.06)

Total from investment operations	(.24)	(.01)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.05)

Net asset value, end of period	$ 14.20	$ 14.59

Total investment return based on net asset value(a)	(1.62)%	(.04 )%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8,899	$3,266
Average net assets (000 omitted)	$4,788	$204
Ratio to average net assets of:
Expenses*	.55%	.85%
Net investment income*	2.17%	1.77%^
Portfolio turnover rate	10%	12%

See	footnote summary on page 138.

130 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92	$ 14.66

Income From Investment Operations
Net investment income†	.13	.25	^	.26	.29	.34	.38
Net realized and unrealized gain (loss) on investment transactions	(.38)	.20	(.06)	.18	(.53)	.27
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.25)	.45	.20	.47	(.19)	.65

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.25)	(.26)	(.29)	(.35)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.01)

Total dividends and distributions	(.12)	(.25)	(.26)	(.29)	(.37)	(.39)

Net asset value, end of period	$ 14.31	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92

Total Return
Total investment return based on net asset value(a)	(1.67)%	3.14	%^	1.40%	3.33%	(1.33)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$360,962	$450,882	$479,736	$1,540,449	$1,108,708	$810,284
Average net assets (000 omitted)	$406,239	$462,433	$1,459,820	$1,324,941	$819,476	$655,183
Ratio to average net assets of:
Expenses	.78	%*	.79%	.83	%+	.86%	.78%	.78%
Net investment income	1.75	%*	1.73	%^	1.80	%+	1.99%	2.34%	2.55%
Portfolio turnover rate	15%	11%	15%	19%	19%	16%

See	footnote summary on page 138.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.68	$ 14.48	$ 14.54	$ 14.37	$ 14.93	$ 14.66

Income From Investment Operations
Net investment income†	.07	.14	^	.15	.20	.24	.27
Net realized and unrealized gain (loss) on investment transactions	(.37)	.20	(.06)	.16	(.54)	.28

Total from investment operations	(.30)	.34	.09	.36	(.30)	.55

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.14)	(.15)	(.19)	(.24)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.01)

Total dividends and distributions	(.07)	(.14)	(.15)	(.19)	(.26)	(.28)

Net asset value, end of period	$ 14.31	$ 14.68	$ 14.48	$ 14.54	$ 14.37	$ 14.93

Total Return
Total investment return based on net asset value(a)	(2.05)%	2.34	%^	.64%	2.52%	(2.02)%	3.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$62	$78	$96	$113	$382	$536
Average net assets (000 omitted)	$65	$88	$104	$228	$477	$724
Ratio to average net assets of:
Expenses	1.58	%*	1.57%	1.59	%+	1.55%	1.49%	1.53%
Net investment income	.96	%*	.95	%^	1.05	%+	1.39%	1.66%	1.82%
Portfolio turnover rate	15%	11%	15%	19%	19%	16%

See	footnote summary on page 138.

132 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92	$ 14.66

Income From Investment Operations
Net investment income†	.07	.14	^	.16	.19	.24	.27
Net realized and unrealized gain (loss) on investment transactions	(.37)	.20	(.06)	.18	(.54)	.28
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.30)	.34	.10	.37	(.30)	.55

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.14)	(.16)	(.19)	(.24)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.01)

Total dividends and distributions	(.07)	(.14)	(.16)	(.19)	(.26)	(.29)

Net asset value, end of period	$ 14.31	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92

Total Return
Total investment return based on net asset value(a)	(2.03)%	2.37	%^	.66%	2.62%	(2.02)%	3.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$91,485	$108,640	$116,939	$134,435	$166,410	$172,473
Average net assets (000 omitted)	$99,573	$113,511	$125,295	$149,054	$183,114	$139,330
Ratio to average net assets of:
Expenses	1.53	%*	1.55%	1.57	%+	1.55%	1.48%	1.48%
Net investment income	1.00	%*	.98	%^	1.07	%+	1.33%	1.65%	1.85%
Portfolio turnover rate	15%	11%	15%	19%	19%	16%

See	footnote summary on page 138.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30, 2016		June 26, 2015(b) to September 30, 2015

Net asset value, beginning of period	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations
Net investment income†	.14	.29	^	.08
Net realized and unrealized gain (loss) on investment transactions	(.37)	.19		.13	††

Total from investment operations	(.23)	.48		.21

Less: Dividends
Dividends from net investment income	(.14)	(.29)		(.09)

Net asset value, end of period	$ 14.29	$ 14.66		$ 14.47

Total investment return based on net asset value(a)	(1.54)%	3.36	%^	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,065,981	$1,127,335		$1,071,776
Average net assets (000 omitted)	$1,084,068	$1,108,033		$380,380
Ratio to average net assets of:
Expenses	.53%*	.56%		.47	%+*
Net investment income	2.00%*	1.96	%^	2.19	%+*
Portfolio turnover rate	15%	11%		15%

See	footnote summary on page 138.

134 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.33	$ 14.10	$ 14.16	$ 14.04	$ 14.66	$ 14.41

Income From Investment Operations
Net investment income†	.14	.29^	.31	.32	.35	.39
Net realized and unrealized gain (loss) on investment transactions	(.39)	.23	(.06)	.12	(.61)	.25

Total from investment operations	(.25)	.52	.25	.44	(.26)	.64

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.29)	(.31)	(.32)	(.35)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.13)	(.29)	(.31)	(.32)	(.36)	(.39)

Net asset value, end of period	$ 13.95	$ 14.33	$ 14.10	$ 14.16	$ 14.04	$ 14.66

Total Return
Total investment return based on net asset value(a)	(1.72)%	3.68%	1.80%	3.18%	(1.82)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$148,110	$181,488	$187,256	$209,558	$217,567	$246,050
Average net assets (000 omitted)	$160,876	$182,379	$201,391	$205,590	$251,554	$210,357
Ratio to average net assets of:
Expenses	.79	%*	.82%	.82	%+	.85%	.84%	.85%
Net investment income	1.92	%*	2.03	%^	2.21	%+	2.28%	2.43%	2.68%
Portfolio turnover rate	18%	17%	17%	11%	17%	14%

See	footnote summary on page 138.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.32	$ 14.09	$ 14.16	$ 14.04	$ 14.65	$ 14.40

Income From Investment Operations
Net investment income†	.06	.17	^	.21	.23	.25	.28
Net realized and unrealized gain (loss) on investment transactions	(.38)	.24	(.07)	.11	(.60)	.25

Total from investment operations	(.32)	.41	.14	.34	(.35)	.53

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.18)	(.21)	(.22)	(.25)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.06)	(.18)	(.21)	(.22)	(.26)	(.28)

Net asset value, end of period	$ 13.94	$ 14.32	$ 14.09	$ 14.16	$ 14.04	$ 14.65

Total Return
Total investment return based on net asset value(a)	(2.25)%	2.91	%^	.98%	2.45%	(2.44)%	3.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3	$16	$26	$154	$425	$595
Average net assets (000 omitted)	$4	$19	$118	$300	$506	$692
Ratio to average net assets of:
Expenses	1.92	%*	1.63%	1.57	%+	1.56%	1.55%	1.60%
Net investment income	.78	%*	1.22	%^	1.47	%+	1.60%	1.73%	1.95%
Portfolio turnover rate	18%	17%	17%	11%	17%	14%

See	footnote summary on page 138.

136 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2017 (unaudited)	Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.33	$ 14.10	$ 14.17	$ 14.05	$ 14.66	$ 14.41

Income From Investment Operations
Net investment income†	.08	.18	^	.21	.22	.25	.29
Net realized and unrealized gain (loss) on investment transactions	(.38)	.23	(.07)	.12	(.60)	.25

Total from investment operations	(.30)	.41	.14	.34	(.35)	.54

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.18)	(.21)	(.22)	(.25)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.08)	(.18)	(.21)	(.22)	(.26)	(.29)

Net asset value, end of period	$ 13.95	$ 14.33	$ 14.10	$ 14.17	$ 14.05	$ 14.66

Total Return
Total investment return based on net asset value(a)	(2.09)%	2.91	%^	.99%	2.46%	(2.44)%	3.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$49,781	$56,849	$58,462	$68,754	$81,041	$91,139
Average net assets (000 omitted)	$52,950	$57,855	$63,403	$72,947	$92,988	$76,424
Ratio to average net assets of:
Expenses	1.54	%*	1.57%	1.55	%+	1.56%	1.55%	1.55%
Net investment income	1.17	%*	1.28	%^	1.48	%+	1.58%	1.73%	1.97%
Portfolio turnover rate	18%	17%	17%	11%	17%	14%

See	footnote summary on page 138.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 137

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2017 (unaudited)	July 25, 2016(b) to September 30, 2016

Net asset value, beginning of period	$ 14.33	$ 14.37

Income From Investment Operations
Net investment income†	.15	.06 ^
Net realized and unrealized gain (loss) on investment transactions	(.39)	(.04)

Total from investment operations	(.24)	.02

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.06)

Net asset value, end of period	$ 13.94	$ 14.33

Total investment return based on net asset value(a)	(1.66)%	.12%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$15,731	$3,226
Average net assets (000 omitted)	$11,875	$205
Ratio to average net assets of:
Expenses*	.54%	.67%
Net investment income*	2.18%	2.38%^
Portfolio turnover rate	18%	17%

†	Based on average shares outstanding.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	.001	.004%	.004%
New York Municipal	.001	.01%	.01%

+	The ratio includes expenses attributable to costs of proxy solicitation

*	Annualized.

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Commencement of distributions.

(c)	Amount is less than $.005.

See	notes to financial statements.

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BOARD OF DIRECTORS

Bart Friedman(1)(2) , Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Fred S. Cohen, Vice President(3)

R.B. (“Guy”) Davidson III, Vice President(3)

Terrance T. Hults, Vice President(3)

Matthew J. Norton, Vice President(3)

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its

1	The liquidation of these Portfolios was approved on January 26, 2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

ALTERNATIVES (continued)

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

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NOTES

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NOTES

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NOTES

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0152-0317

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2017

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •   Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2017

On the following pages, you will find the 2017 semi-annual report for the Overlay Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

After experiencing some initial volatility, global equity markets have been strong over the last six months. In the fourth quarter, once the uncertainty related to the US election had passed, markets began to rally on signs of accelerating global economic growth and expectations of stimulative policies from the new administration and Congress. The first three months of 2017 built on those gains, but the rally showed signs of weakness towards the end of the quarter as efforts to repeal the Affordable Care Act failed, raising questions as to Congress’s ability to push through new legislation. For the six-month period as a whole, US, international developed and emerging markets enjoyed strong, positive returns.

Volatility levels have been low recently, and we expect market returns to be muted. As a result, our Dynamic Asset Allocation (“DAA”) team is close to neutral with a modest overweight of equities and real assets. Within equities in DAA, we are slightly overweight developed international and emerging markets and underweight US large-cap equities. We continue to monitor our tactical position on an ongoing basis.

Markets continue to focus on faster US and global growth and the likelihood of higher inflation. The Federal Reserve has already begun to tighten, with additional interest-rate hikes likely in 2017. Other central banks may follow, but much will depend on what happens with inflation.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited

2017 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes), futures contracts (including futures contracts on individual securities and stock indexes), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Russell 3000 Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investable US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Investable Markets Index (“IMI”) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-markets countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index incorporates real estate investment trusts (“REITs”) and real estate holding and development companies. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Bloomberg Barclays US TIPS 1-10 Year Index measures the performance of the US Treasury Inflation Protected Securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex-USA IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays US Aggregate, 10% Bloomberg Barclays Global Aggregate (US dollar hedged). The Composite Benchmark for Tax Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex-USA IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays US Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex-USA IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays US TIPS 1-10 Year, 29.75% Bloomberg Barclays US Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (US dollar hedged). The Composite Benchmark for Tax Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex-USA IMI, 14% Bloomberg Barclays US TIPS 1-10 Year, 56% Bloomberg Barclays 1-10 Year Municipal Bond. The Russell 3000, MSCI ACWI ex-USA IMI and MSCI ACWI Commodity Producers Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Global Index represents the allocation to real estate, the Bloomberg Commodity, Bloomberg Barclays US Aggregate, Bloomberg Barclays US TIPS 1-10 Year, Bloomberg Barclays 1-10 Year Municipal Bond, Bloomberg Barclays Global Aggregate (US dollar hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Disclosures & Risks continued on next page

2017 Semi-Annual Report	3

Disclosures and Risks (continued)

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely

Disclosures & Risks continued on next page

2017 Semi-Annual Report	5

Disclosures and Risks (continued)

affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property

Disclosures & Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments, and Puerto Rico obligations have lost much of their value. Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the US Government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Disclosures & Risks continued on next page

2017 Semi-Annual Report	7

Disclosures and Risks (continued)

Overlay A, Tax-Aware Overlay A, Overlay B, and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates

(both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on page 9-10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2017	CLASS	PAST SIX MONTHS‡	PAST 12 MONTHS‡	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio†	1	6.08%	8.41%	5.07%	6.41%	2/8/2010
Return after taxes on Distributions*		5.94%	8.27%	4.42%	5.55%
Return after taxes on Distributions and sale of shares*		3.55%	4.87%	3.89%	4.94%
	2	6.18%	8.70%	5.27%	6.62%
Return after taxes on Distributions*		6.00%	8.51%	4.57%	5.71%
Return after taxes on Distributions and sale of shares*		3.64%	5.07%	4.04%	5.10%
Composite Benchmark		6.24%	12.93%	8.29%	9.53%
S&P 500 Index		10.12%	17.17%	13.30%	14.32%
Tax-Aware Overlay A Portfolio†	1	6.15%	7.9%	5.35%	6.22%	2/8/2010
Return after taxes on Distributions*		6.02%	7.77%	4.78%	5.70%
Return after taxes on Distributions and sale of shares*		3.58%	4.57%	4.14%	4.94%
	2	6.17%	8.1%	5.52%	6.42%
Return after taxes on Distributions*		6.00%	7.92%	4.91%	5.87%
Return after taxes on Distributions and sale of shares*		3.63%	4.72%	4.28%	5.10%
Composite Benchmark		6.24%	12.88%	8.22%	9.52%
S&P 500 Index		10.12%	17.17%	13.30%	14.32%
Overlay B Portfolio†	1	1.56%	5.41%	3.35%	4.65%	2/8/2010
Return after taxes on Distributions*		0.56%	4.37%	1.91%	3.35%
Return after taxes on Distributions and sale of shares*		0.9%	3.09%	2.06%	3.18%
	2	1.61%	5.56%	3.51%	4.79%
Return after taxes on Distributions*		0.55%	4.46%	2.01%	3.44%
Return after taxes on Distributions and sale of shares*		0.93%	3.17%	2.15%	3.27%
Composite Benchmark		1.12%	5.23%	4.62%	5.73%
Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)		-1.91%	1.09%	3.43%	3.81%
Tax-Aware Overlay B Portfolio†	1	2.25%	4.23%	3.23%	4.39%	2/8/2010
Return after taxes on Distributions*		1.73%	3.69%	2.45%	3.72%
Return after taxes on Distributions and sale of shares*		1.82%	2.95%	2.44%	3.41%
	2	2.31%	4.38%	3.39%	4.54%
Return after taxes on Distributions*		1.78%	3.84%	2.59%	3.87%
Return after taxes on Distributions and sale of shares*		1.91%	3.09%	2.58%	3.56%
Composite Benchmark		1.98%	5.12%	4.59%	5.65%
Bloomberg Barclays 5-Year GO Municipal Bond Index		-0.82%	0.28%	1.88%	2.59%

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance and footnotes continued on next page)

2017 Semi-Annual Report	9

Historical Performance (continued from previous page)

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2017	CLASS	PAST SIX MONTHS‡	PAST 12 MONTHS‡	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Tax-Aware Overlay C Portfolio†	1	2.15%	4.04%	3.06%	4.27%	2/8/2010
Return after taxes on Distributions*		1.68%	3.56%	2.28%	3.59%
Return after taxes on Distributions and sale of shares*		1.51%	2.59%	2.27%	3.28%
	2	2.22%	4.2%	3.23%	4.43%
Return after taxes on Distributions*		1.73%	3.7%	2.44%	3.73%
Return after taxes on Distributions and sale of shares*		1.60%	2.72%	2.42%	3.42%
Composite Benchmark		1.98%	5.12%	4.59%	5.65%
Bloomberg Barclays 5-Year GO Municipal Bond Index		-0.82%	0.28%	1.88%	2.59%
Tax-Aware Overlay N Portfolio†	1	2.18%	4.17%	3.18%	4.29%	2/8/2010
Return after taxes on Distributions*		1.63%	3.61%	2.38%	3.58%
Return after taxes on Distributions and sale of shares*		1.57%	2.7%	2.36%	3.29%
	2	2.24%	4.42%	3.33%	4.45%
Return after taxes on Distributions*		1.67%	3.84%	2.52%	3.73%
Return after taxes on Distributions and sale of shares*		1.65%	2.89%	2.5%	3.44%
Composite Benchmark		1.98%	5.12%	4.59%	5.65%
Bloomberg Barclays 5-Year GO Municipal Bond Index		-0.82%	0.28%	1.88%	2.59%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.30% and 1.10% for Overlay A; 1.28% and 1.08% for Tax-Aware Overlay A; 0.89% and 0.73% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.90% and 0.75% for Tax-Aware Overlay C; and 0.90% and 0.75% for Tax-Aware Overlay N. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 1.14% and 0.94% for Overlay A; 1.13% and 0.93% for Tax-Aware Overlay A; 0.87% and 0.72% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.87% and 0.72% for Tax-Aware Overlay C; 0.89% and 0.74% for Tax-Aware Overlay N. These waivers will remain in effect until January 27, 2018 except for the Tax-Aware Overlay N Portfolio for which the waiver date is February 1, 2018. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

Over the six-month period, the DAA Overlays added to volatility for both Portfolios. Over the 12-month period they added to volatility for the 30/70 but very slightly reduced volatility for the 60/40. In the six-month period, the Overlays added to the Portfolio performance modestly by 0.2% for the 60/40 and 0.2% for the 30/70 Portfolio. However, over the 12-month period, the Overlays detracted from performance by -0.4% and -0.1%, respectively.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex-USA IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays US Aggregate, 10% Bloomberg Barclays Global Aggregate (US dollar hedged). The Composite Benchmark for Tax-Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex-USA IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays US Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex-USA IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays US TIPS 1-10 Year, 29.75% Bloomberg Barclays US Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (US dollar hedged). The Composite Benchmark for Tax-Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex-USA IMI, 14% Bloomberg Barclays US TIPS 1-10 Year, 56% Bloomberg Barclays 1-10 Year Municipal Bond Index.

The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

†	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

‡	Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for the six- and 12-month periods ended March 31, 2017, for Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B by 0.000% and 0.002%, respectively; and for Tax-Aware Overlay C and Tax-Aware N by 0.000% and 0.003%, respectively.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay A Class I Shares
Growth of $25,000*	Growth of $25,000*

Overlay B Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000*	Growth of $25,000*

Tax-Aware Overlay C Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000*	Growth of $25,000*

Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex-USA IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays US Aggregate, 10% Bloomberg Barclays Global Aggregate (US dollar hedged). The Composite Benchmark for Tax-Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex-USA IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays US Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex-USA IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays US TIPS 1-10 Year, 29.75% Bloomberg Barclays US Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (US dollar hedged). The Composite Benchmark for Tax-Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex-USA IMI, 14% Bloomberg Barclays US TIPS 1-10 Year, 56% Bloomberg Barclays 1-10 Year Municipal Bond Index.

*	Each chart shows the growth of $25,000 since inception to the period ended March 31, 2017.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

2017 Semi-Annual Report	11

Expense Example—March 31, 2017 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	EFFECTIVE EXPENSES PAID DURING PERIOD+	EFFECTIVE ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,060.80	$4.47	0.87%	$5.86	1.14%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%	$5.74	1.14%
Class 2
Actual	$1,000	$1,061.80	$3.44	0.67%	$4.83	0.94%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$4.73	0.94%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,061.50	$4.42	0.86%	$5.76	1.12%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%	$5.64	1.12%
Class 2
Actual	$1,000	$1,061.70	$3.39	0.66%	$4.73	0.92%
Hypothetical**	$1,000	$1,021.64	$3.33	0.66%	$4.63	0.92%

Overlay B
Class 1
Actual	$1,000	$1,015.60	$4.32	0.86%	$4.42	0.88%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%	$4.43	0.88%
Class 2
Actual	$1,000	$1,016.10	$3.57	0.71%	$3.67	0.73%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%	$3.68	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,022.50	$4.13	0.82%	$4.29	0.85%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.28	0.85%
Class 2
Actual	$1,000	$1,023.10	$3.38	0.67%	$3.53	0.70%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$3.53	0.70%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,021.50	$4.38	0.87%	$4.54	0.90%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%	$4.53	0.90%
Class 2
Actual	$1,000	$1,022.20	$3.63	0.72%	$3.78	0.75%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%	$3.78	0.75%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,021.80	$4.39	0.87%	$4.54	0.90%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%	$4.53	0.90%
Class 2
Actual	$1,000	$1,022.40	$3.63	0.72%	$3.78	0.75%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%	$3.78	0.75%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolios’ investments in affiliated/unaffiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolios’ effective expenses are equal to the classes’ annualized expense ratio plus the Portfolios’ pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2017 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	46.7%	47.0%
Developed International	25.5%	25.6%
Emerging Markets	10.1%	10.2%

Global Credit
Investment Grade	3.6%	4.0%

Real Assets	8.8%	8.5%

Global Bond
US	8.4%	9.0%
Developed International	9.2%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	16.8%	19.4%
Developed International	9.3%	9.6%
Emerging Markets	3.7%	4.0%

Global Credit
Investment Grade	11.7%	0.0%

Real Assets	4.1%	0.8%

Global Bond
US	40.2%	66.9%
Developed International	18.0%	0.0%

Linkers	10.6%	0.0%

PORTFOLIO BREAKDOWN*	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	19.3%	19.4%
Developed International	9.6%	9.6%
Emerging Markets	4.0%	4.0%

Real Assets	0.8%	0.8%

Global Bond
US	66.5%	66.5%

*	All data are as of March 31, 2017. The Portfolio’s breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2017 Semi-Annual Report	13

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2017 (Unaudited)

Company	Shares	US $ Value

COMMON STOCKS–47.6%
Information Technology–12.8%
Communications Equipment–0.6%
Arista Networks, Inc.(a)	3,582	$473,791
Cisco Systems, Inc.	333,021	11,256,110
Infinera Corp.(a)	26,610	272,220
Lumentum Holdings, Inc.(a)	5,220	278,487
NETGEAR, Inc.(a)	5,822	288,480

		12,569,088

Electronic Equipment, Instruments & Components–0.1%
Anixter International, Inc.(a)	7,460	591,578
Avnet, Inc.	12,820	586,643
CDW Corp./DE	8,730	503,808
Coherent, Inc.(a)	2,430	499,705
VeriFone Systems, Inc.(a)	23,450	439,219
Vishay Intertechnology, Inc.	23,550	387,398

		3,008,351

Internet Software & Services–3.4%
2U, Inc.(a)	6,670	264,532
Alphabet, Inc.–Class C(a)	36,325	30,133,767
CoStar Group, Inc.(a)	2,500	518,050
eBay, Inc.(a)	241,633	8,111,620
Facebook, Inc.–Class A(a)	212,747	30,220,711
GrubHub, Inc.(a)	11,640	382,840
LogMeIn, Inc.	5,960	581,100
Pandora Media, Inc.(a)	28,570	337,412
Trade Desk, Inc. (The)–Class A(a)	10,070	375,107
Wix.com Ltd.(a)	5,431	368,765

		71,293,904

IT Services–1.9%
Amdocs Ltd.	10,370	632,466
Booz Allen Hamilton Holding Corp.	18,150	642,329
Fiserv, Inc.(a)	78,400	9,040,304
Genpact Ltd.	21,970	543,977
International Business Machines Corp.	50,762	8,839,695
Vantiv, Inc.–Class A(a)	7,336	470,384
Visa, Inc.–Class A	214,377	19,051,684

		39,220,839

Semiconductors & Semiconductor Equipment–1.7%
Cypress Semiconductor Corp.	44,540	612,870
Integrated Device Technology, Inc.(a)	16,030	379,430
Intel Corp.	319,012	11,506,763
Mellanox Technologies Ltd.(a)	5,810	296,020
Microsemi Corp.(a)	8,060	415,332
ON Semiconductor Corp.(a)	25,588	396,358
Qorvo, Inc.(a)	7,970	546,423

Texas Instruments, Inc.	149,636	$12,054,676
Xilinx, Inc.	175,005	10,131,040

		36,338,912

Software–2.3%
8x8, Inc.(a)	29,250	446,062
Adobe Systems, Inc.(a)	40,541	5,275,600
Aspen Technology, Inc.(a)	7,653	450,915
CyberArk Software Ltd.(a)	9,700	493,439
Ellie Mae, Inc.(a)	4,260	427,150
Guidewire Software, Inc.(a)	6,132	345,416
HubSpot, Inc.(a)	6,230	377,226
Microsoft Corp.(b)	362,035	23,843,625
Oracle Corp.	343,596	15,327,818
Splunk, Inc.(a)	8,003	498,507
Take-Two Interactive Software, Inc.(a)	10,611	628,914
Tyler Technologies, Inc.(a)	3,880	599,693
Ultimate Software Group, Inc. (The)(a)	1,822	355,673
Verint Systems, Inc.(a)	14,630	634,576

		49,704,614

Technology Hardware, Storage & Peripherals–2.8%
Apple, Inc.(b)	249,705	35,872,620
Hewlett Packard Enterprise Co.	260,064	6,163,517
HP, Inc.	552,769	9,883,510
NCR Corp.(a)	11,500	525,320
Xerox Corp.	841,089	6,173,593

		58,618,560

		270,754,268

Financials–6.9%
Banks–4.0%
Associated Banc-Corp.	19,890	485,316
Bank of America Corp.	1,135,390	26,783,850
Comerica, Inc.	10,260	703,631
First Republic Bank/CA	5,666	531,527
Fulton Financial Corp.	25,660	458,031
Huntington Bancshares, Inc./OH	57,110	764,703
JPMorgan Chase & Co.	87,620	7,696,541
Signature Bank/New York NY(a)	3,371	500,223
SVB Financial Group(a)	3,757	699,140
Synovus Financial Corp.	12,480	511,930
Texas Capital Bancshares, Inc.(a)	5,610	468,154
US Bancorp	296,019	15,244,978
Webster Financial Corp.	11,341	567,504
Wells Fargo & Co.(b)	479,402	26,683,515
Zions Bancorporation	17,460	733,320

		82,832,363

Capital Markets–0.4%
Affiliated Managers Group, Inc.	2,685	440,179
Goldman Sachs Group, Inc. (The)	30,540	7,015,649
Lazard Ltd.–Class A	11,747	540,244
Stifel Financial Corp.(a)	8,561	429,677

		8,425,749

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	US $ Value

Consumer Finance–0.9%
Capital One Financial Corp.	71,227	$6,172,532
Discover Financial Services	105,267	7,199,210
OneMain Holdings, Inc.(a)	10,410	258,689
Synchrony Financial	155,357	5,328,745

		18,959,176

Insurance–1.6%
Allstate Corp. (The)	127,558	10,394,701
American Financial Group, Inc./OH	7,190	686,070
American International Group, Inc.	193,512	12,080,954
First American Financial Corp.	11,610	456,041
Hanover Insurance Group, Inc. (The)	2,970	267,478
Progressive Corp. (The)	212,067	8,308,785
Reinsurance Group of America, Inc.–Class A	5,020	637,440
Selective Insurance Group, Inc.	8,750	412,563
Validus Holdings Ltd.	8,570	483,262

		33,727,294

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	17,159	620,641

		144,565,223

Health Care–6.3%
Biotechnology–1.3%
Alder Biopharmaceuticals, Inc.(a)	6,601	137,301
Alexion Pharmaceuticals, Inc.(a)	47,425	5,749,807
Biogen, Inc.(a)	30,290	8,281,892
Blueprint Medicines Corp.(a)	4,733	189,273
Clovis Oncology, Inc.(a)	3,260	207,564
DBV Technologies SA (Sponsored ADR)(a)	5,364	188,920
Gilead Sciences, Inc.	165,042	11,209,653
Loxo Oncology, Inc.(a)	3,127	131,584
Neurocrine Biosciences, Inc.(a)	5,370	232,521
Prothena Corp. PLC(a)	3,950	220,370
Sage Therapeutics, Inc.(a)	3,108	220,885
TESARO, Inc.(a)	1,486	228,651
Ultragenyx Pharmaceutical, Inc.(a)	2,210	149,794

		27,148,215

Health Care Equipment & Supplies–1.0%
Align Technology, Inc.(a)	5,661	649,373
DENTSPLY SIRONA, Inc.	4,669	291,532
DexCom, Inc.(a)	6,950	588,874
Edwards Lifesciences Corp.(a)	109,312	10,282,980
Glaukos Corp.(a)	3,838	196,889
Intuitive Surgical, Inc.(a)	10,861	8,324,631
Nevro Corp.(a)	5,734	537,276
Penumbra, Inc.(a)	6,218	518,892
Zeltiq Aesthetics, Inc.(a)	5,184	288,282

		21,678,729

Health Care Providers & Services–2.0%
Aetna, Inc.	86,783	11,069,172
Cigna Corp.	56,781	8,317,849

LifePoint Health, Inc.(a)	9,670	$633,385
McKesson Corp.	48,119	7,134,123
Molina Healthcare, Inc.(a)	9,470	431,832
Teladoc, Inc.(a)	15,490	387,250
UnitedHealth Group, Inc.	83,032	13,618,078
WellCare Health Plans, Inc.(a)	3,340	468,301

		42,059,990

Life Sciences Tools & Services–0.1%
ICON PLC(a)	12,742	1,015,792

Pharmaceuticals–1.9%
Akorn, Inc.(a)	13,412	322,961
GW Pharmaceuticals PLC (ADR)(a)	1,479	178,870
Horizon Pharma PLC(a)	19,750	291,905
Johnson & Johnson	153,503	19,118,799
Medicines Co. (The)(a)	5,180	253,302
Merck & Co., Inc.	127,107	8,076,379
Pfizer, Inc.	353,147	12,081,159

		40,323,375

		132,226,101

Consumer Discretionary–5.6%
Auto Components–0.2%
Dana, Inc.	27,620	533,342
Lear Corp.	2,940	416,245
Magna International, Inc. (New York)–Class A	94,894	4,095,625
Tenneco, Inc.	8,710	543,679

		5,588,891

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	8,369	606,669
Grand Canyon Education, Inc.(a)	9,587	686,525
Sotheby’s(a)	12,380	563,042

		1,856,236

Hotels, Restaurants & Leisure–0.7%
Bloomin’ Brands, Inc.	30,690	605,514
Brinker International, Inc.	12,139	533,630
Buffalo Wild Wings, Inc.(a)	2,900	442,975
Dave & Buster’s Entertainment, Inc.(a)	8,376	511,690
Panera Bread Co.–Class A(a)	2,300	602,301
Planet Fitness, Inc.	29,858	575,364
Starbucks Corp.	202,482	11,822,924
Vail Resorts, Inc.	4,190	804,061

		15,898,459

Household Durables–0.0%
CalAtlantic Group, Inc.	15,210	569,614
PulteGroup, Inc.	16,470	387,869

		957,483

Internet & Direct Marketing Retail–0.5%
Expedia, Inc.	2,739	345,579
Priceline Group, Inc. (The)(a)	5,536	9,853,914

		10,199,493

2017 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	US $ Value

Media–1.9%
CBS Corp.–Class B	89,035	$6,175,467
Comcast Corp.–Class A	542,880	20,406,859
IMAX Corp.(a)	16,400	557,600
Regal Entertainment Group–Class A	28,350	640,143
Scholastic Corp.	8,280	352,480
Walt Disney Co. (The)(b)	98,579	11,177,873

		39,310,422

Multiline Retail–0.3%
Big Lots, Inc.	5,119	249,193
Dollar General Corp.	79,220	5,524,011
Ollie’s Bargain Outlet Holdings, Inc.(a)	16,019	536,636

		6,309,840

Specialty Retail–1.4%
Burlington Stores, Inc.(a)	10,432	1,014,929
Caleres, Inc.	13,360	352,971
Children’s Place, Inc. (The)	3,224	387,041
Five Below, Inc.(a)	13,648	591,095
Home Depot, Inc. (The)	131,300	19,278,779
Lithia Motors, Inc.–Class A	6,089	521,523
Michaels Cos., Inc. (The)(a)	25,210	564,452
Ross Stores, Inc.	82,866	5,458,383
Tractor Supply Co.	1,410	97,248
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,876	535,092

		28,801,513

Textiles, Apparel & Luxury Goods–0.5%
Crocs, Inc.(a)	37,480	264,983
NIKE, Inc.–Class B	174,205	9,708,445

		9,973,428

		118,895,765

Industrials–5.0%
Aerospace & Defense–1.4%
Esterline Technologies Corp.(a)	5,400	464,670
Hexcel Corp.	11,781	642,654
L3 Technologies, Inc.	65,822	10,879,718
Northrop Grumman Corp.	42,380	10,079,659
TransDigm Group, Inc.	2,177	479,288
United Technologies Corp.	69,580	7,807,572

		30,353,561

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	7,640	423,638
Expeditors International of Washington, Inc.	8,848	499,824

		923,462

Airlines–0.4%
Delta Air Lines, Inc.	190,621	8,760,941
SkyWest, Inc.	15,520	531,560

		9,292,501

Building Products–0.1%
AO Smith Corp.	11,080	$566,853
Lennox International, Inc.	4,030	674,219

		1,241,072

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	7,540	328,744
Advanced Disposal Services, Inc.(a)	7,926	179,128
Copart, Inc.(a)	9,270	574,091

		1,081,963

Construction & Engineering–0.1%
AECOM(a)	15,642	556,699
Dycom Industries, Inc.(a)	4,640	431,288
Quanta Services, Inc.(a)	12,830	476,121
Tutor Perini Corp.(a)	19,960	634,728

		2,098,836

Electrical Equipment–0.6%
AMETEK, Inc.	6,856	370,773
Eaton Corp. PLC	151,736	11,251,224
EnerSys	6,530	515,478
Regal Beloit Corp.	8,050	608,983

		12,746,458

Industrial Conglomerates–1.1%
Carlisle Cos., Inc.	5,061	538,541
General Electric Co.	353,298	10,528,281
Honeywell International, Inc.	94,430	11,791,474

		22,858,296

Machinery–0.5%
IDEX Corp.	6,788	634,746
ITT, Inc.	8,380	343,747
Kennametal, Inc.	5,420	212,627
Lincoln Electric Holdings, Inc.	7,002	608,194
Middleby Corp. (The)(a)	4,626	631,218
Nordson Corp.	5,830	716,157
Oshkosh Corp.	80,792	5,541,523
SPX FLOW, Inc.(a)	15,030	521,691
Terex Corp.	17,080	536,312

		9,746,215

Professional Services–0.3%
Nielsen Holdings PLC	146,765	6,062,862

Road & Rail–0.4%
Genesee & Wyoming, Inc.–Class A(a)	6,511	441,837
Norfolk Southern Corp.	74,286	8,317,803
Ryder System, Inc.	5,230	394,551
Werner Enterprises, Inc.	15,890	416,318

		9,570,509

Trading Companies & Distributors–0.0%
MSC Industrial Direct Co., Inc.–Class A	540	55,490
Watsco, Inc.	3,250	465,335

		520,825

		106,496,560

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	US $ Value

Consumer Staples–4.7%
Beverages–1.1%
Dr Pepper Snapple Group, Inc.	83,673	$8,193,260
PepsiCo, Inc.	127,383	14,249,062

		22,442,322

Food & Staples Retailing–1.5%
Costco Wholesale Corp.	58,197	9,759,055
CVS Health Corp.	146,024	11,462,884
Kroger Co. (The)	373,245	11,006,995

		32,228,934

Food Products–0.7%
AdvancePierre Foods Holdings, Inc.	10,841	337,914
Conagra Brands, Inc.	164,843	6,649,767
Ingredion, Inc.	2,172	261,574
Tyson Foods, Inc.–Class A	123,457	7,618,531

		14,867,786

Household Products–0.5%
Procter & Gamble Co. (The)	119,889	10,772,027

Tobacco–0.9%
Altria Group, Inc.	248,784	17,768,153

		98,079,222

Energy–2.8%
Energy Equipment & Services–0.7%
Helmerich & Payne, Inc.	6,280	418,059
Oil States International, Inc.(a)	12,740	422,331
RPC, Inc.	29,700	543,807
Schlumberger Ltd.(b)	156,821	12,247,720
Superior Energy Services, Inc.(a)	21,910	312,437

		13,944,354

Oil, Gas & Consumable Fuels–2.1%
Devon Energy Corp.	77,684	3,240,977
EOG Resources, Inc.	154,123	15,034,699
Exxon Mobil Corp.	202,955	16,644,340
Hess Corp.	133,926	6,456,572
HollyFrontier Corp.	10,900	308,906
Oasis Petroleum, Inc.(a)	33,310	475,001
Parsley Energy, Inc.–Class A(a)	10,826	351,953
PDC Energy, Inc.(a)	4,661	290,613
QEP Resources, Inc.(a)	41,130	522,762
SM Energy Co.	20,050	481,601
SRC Energy, Inc.(a)	74,270	626,839

		44,434,263

		58,378,617

Utilities–1.8%
Electric Utilities–1.5%
American Electric Power Co., Inc.	211,066	14,168,861
Edison International	203,307	16,185,270

PNM Resources, Inc.	15,000	$555,000
Portland General Electric Co.	10,240	454,861

		31,363,992

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	3,340	276,919

Multi-Utilities–0.3%
NiSource, Inc.	251,251	5,977,261

		37,618,172

Materials–0.8%
Chemicals–0.5%
Dow Chemical Co. (The)	140,281	8,913,455
Huntsman Corp.	16,230	398,284
Ingevity Corp.(a)	5,853	356,155
PolyOne Corp.	15,324	522,395
Trinseo SA	7,810	524,051

		10,714,340

Construction Materials–0.0%
Martin Marietta Materials, Inc.	2,452	535,149

Containers & Packaging–0.3%
Graphic Packaging Holding Co.	50,060	644,272
Sealed Air Corp.	123,251	5,371,279

		6,015,551

		17,265,040

Telecommunication Services–0.8%
Diversified Telecommunication Services–0.6%
Verizon Communications, Inc.	253,965	12,380,794
Vonage Holdings Corp.(a)	49,520	312,966

		12,693,760

Wireless Telecommunication Services–0.2%
T-Mobile US, Inc.(a)	64,355	4,156,690

		16,850,450

Real Estate–0.1%
Equity Real Estate Investment Trusts (REITs)–0.1%
Education Realty Trust, Inc.	14,530	593,551
Empire State Realty Trust, Inc.–Class A	17,630	363,883
Gramercy Property Trust	23,958	630,095

		1,587,529

Total Common Stocks (cost $776,740,474)		1,002,716,947

INVESTMENT COMPANIES–35.6%
Funds and Investment Trusts–35.6%(c)
AB All Market Real Return Portfolio–Class Z	22,059,143	185,076,213
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	8,181,421	90,813,774

2017 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	US $ Value

Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	12,988,536	$144,952,067
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	3,693,879	43,033,694
iShares Core MSCI Emerging Markets ETF	1,619,984	77,419,036
Sanford C Bernstein Fund, Inc.–AB International Portfolio–Class Z	10,572,851	166,416,668
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio–Class Z	1,516,358	41,912,144

Total Investment Companies (cost $685,979,262)		749,623,596

SHORT-TERM INVESTMENTS–16.7%
Investment Companies–16.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.54%(c)(d) (cost $343,347,496)	343,347,496	343,347,496

Principal Amount (000)		US $ Value

US Treasury Bills–0.4%
US Treasury Bill
Zero Coupon, 4/06/17	$4,000	$3,999,830
Zero Coupon, 6/29/17(e)	4,000	3,992,547

Total US Treasury Bills (cost $7,992,377)		7,992,377

Total Short-Term Investments (cost $351,339,873)		351,339,873

Total Investments—99.9% (cost $1,814,059,909)		2,103,680,416

Other assets less liabilities—0.1%		2,447,955

Net Assets—100.0%		$2,106,128,371

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Australian Bond Futures	445	June 2017	$42,828,831	$43,669,694	$840,863
10 Yr Canadian Bond Futures	1,883	June 2017	194,414,241	194,438,140	23,899
10 Yr Japan Bond (OSE) Futures	50	June 2017	67,457,406	67,493,039	35,633
Euro STOXX 50 Index Futures	5,970	June 2017	212,209,306	218,194,911	5,985,605
FTSE 100 Index Futures	1,605	June 2017	146,715,490	146,303,411	(412,079)
S&P 500 E-Mini Futures	27	June 2017	3,202,251	3,184,920	(17,331)
TOPIX Index Futures	711	June 2017	98,422,552	96,594,584	(1,827,968)
US T-Note 10 Yr (CBT) Futures	730	June 2017	91,082,794	90,930,625	(152,169)
US Ultra Bond (CBT) Futures	171	June 2017	27,545,350	27,466,875	(78,475)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	76	June 2017	13,538,445	13,666,303	(127,858)
Euro-BOBL Futures	257	June 2017	36,200,399	36,135,283	65,116
Euro-Bund Futures	181	June 2017	31,144,293	31,168,711	(24,418)
Hang Seng Index Futures	279	April 2017	43,751,119	43,315,634	435,485
Long Gilt Futures	209	June 2017	33,272,104	33,407,614	(135,510)
Russell 2000 Mini Futures	105	June 2017	7,249,432	7,268,100	(18,668)
S&P Mid 400 E-Mini Futures	6	June 2017	1,033,407	1,030,920	2,487
S&P TSX 60 Index Futures	747	June 2017	102,771,281	102,468,504	302,777
SPI 200 Futures	787	June 2017	86,415,649	87,905,350	(1,489,701)

					$3,407,688

18	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	GBP	16,490	USD	20,663	5/16/17	$(17,856)
Bank of America, NA	USD	39,787	EUR	37,217	5/16/17	(7,842)
Barclays Bank PLC	AUD	57,971	USD	44,249	5/16/17	(7,807)
Barclays Bank PLC	USD	3,671	EUR	3,429	5/16/17	(6,369)
Barclays Bank PLC	USD	24,336	SEK	214,395	5/16/17	(362,348)
BNP Paribas SA	AUD	22,335	USD	16,935	5/16/17	(116,175)
BNP Paribas SA	CAD	28,780	USD	21,427	5/16/17	(227,011)
BNP Paribas SA	USD	82,992	AUD	108,175	5/16/17	(408,203)
BNP Paribas SA	USD	129,960	CAD	170,201	5/16/17	(1,899,662)
Credit Suisse International	NOK	225,835	USD	27,053	5/16/17	739,603
Credit Suisse International	USD	79,066	CHF	79,459	5/16/17	453,796
Credit Suisse International	USD	29,588	EUR	27,901	5/16/17	233,994
Credit Suisse International	USD	30,944	JPY	3,458,983	5/16/17	172,398
Credit Suisse International	USD	5,266	SEK	47,356	5/16/17	29,011
Goldman Sachs Bank USA	NZD	59,806	USD	41,430	5/16/17	(449,108)
Goldman Sachs Bank USA	USD	3,824	CAD	5,034	5/16/17	(36,928)
Goldman Sachs Bank USA	USD	8,455	JPY	942,895	5/16/17	26,748
Goldman Sachs Bank USA	USD	23,653	NOK	196,786	5/16/17	(724,749)
JPMorgan Chase Bank, NA	CAD	43,723	USD	32,604	5/16/17	(293,566)
JPMorgan Chase Bank, NA	CHF	132,663	USD	132,372	5/16/17	(392,424)
JPMorgan Chase Bank, NA	EUR	107,161	USD	113,518	5/16/17	(1,020,203)
JPMorgan Chase Bank, NA	USD	43,029	NZD	59,807	5/16/17	(1,149,629)
Morgan Stanley & Co., Inc.	AUD	2,794	USD	2,033	5/16/17	(100,051)
Royal Bank of Scotland PLC	USD	20,595	GBP	16,490	5/16/17	85,757
State Street Bank & Trust Co.	CHF	42,284	USD	42,732	5/16/17	414,932
State Street Bank & Trust Co.	USD	4,420	EUR	4,141	5/16/17	5,761
UBS AG	USD	3,261	JPY	370,745	5/16/17	74,321

						$(4,983,610)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00%	0.50%		$37,840	$784,120	$406,558
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	1.00	0.59	EUR	33,460	633,204	177,474

					$1,417,324	$584,032

* Termination date

2017 Semi-Annual Report	19

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA
S&P 500 Total Return Index	12,755	LIBOR Plus 0.45%	$58,280	4/21/17	$452,250

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-NAIG—North American Investment Grade Credit Default Swap Index

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2017 (Unaudited)

Company	Shares	US $ Value

COMMON STOCKS–52.8%
Information Technology–14.3%
Communications Equipment–0.7%
Arista Networks, Inc.(a)	8,200	$1,084,614
Cisco Systems, Inc.	826,011	27,919,172
Infinera Corp.(a)	61,380	627,917
Lumentum Holdings, Inc.(a)	11,870	633,264
NETGEAR, Inc.(a)	13,429	665,407

		30,930,374

Electronic Equipment, Instruments & Components–0.2%
Anixter International, Inc.(a)	17,210	1,364,753
Avnet, Inc.	29,570	1,353,123
CDW Corp./DE	20,130	1,161,702
Coherent, Inc.(a)	5,520	1,135,133
VeriFone Systems, Inc.(a)	54,100	1,013,293
Vishay Intertechnology, Inc.	54,330	893,729

		6,921,733

Internet Software & Services–3.7%
2U, Inc.(a)	15,170	601,642
Alphabet, Inc.–Class A(a)	13,411	11,369,846
Alphabet, Inc.–Class C(a)	63,759	52,891,916
CoStar Group, Inc.(a)	5,690	1,179,082
eBay, Inc.(a)	545,280	18,305,050
Facebook, Inc.–Class A(a)	476,112	67,631,710
GrubHub, Inc.(a)	26,480	870,927
LogMeIn, Inc.	13,570	1,323,075
Pandora Media, Inc.(a)	64,994	767,579
Trade Desk, Inc. (The)–Class A(a)	22,918	853,695
Wix.com Ltd.(a)	12,352	838,701

		156,633,223

IT Services–2.1%
Amdocs Ltd.	23,930	1,459,491
Booz Allen Hamilton Holding Corp.	41,870	1,481,779
Fiserv, Inc.(a)	176,600	20,363,746
Genpact Ltd.	50,670	1,254,589
International Business Machines Corp.	115,000	20,026,100
Vantiv, Inc.–Class A(a)	16,675	1,069,201
Visa, Inc.–Class A	512,258	45,524,369

		91,179,275

Semiconductors & Semiconductor Equipment–1.9%
Cypress Semiconductor Corp.	106,470	1,465,027
Integrated Device Technology, Inc.(a)	36,980	875,317
Intel Corp.	738,085	26,622,726
Mellanox Technologies Ltd.(a)	13,400	682,730
Microsemi Corp.(a)	18,340	945,060
ON Semiconductor Corp.(a)	58,225	901,905
Qorvo, Inc.(a)	18,380	1,260,133

Texas Instruments, Inc.	335,620	$27,037,547
Xilinx, Inc.	353,961	20,490,802

		80,281,247

Software–2.6%
8x8, Inc.(a)	66,530	1,014,582
Adobe Systems, Inc.(a)	99,112	12,897,445
Aspen Technology, Inc.(a)	17,467	1,029,156
CyberArk Software Ltd.(a)	22,070	1,122,701
Ellie Mae, Inc.(a)	9,690	971,616
Guidewire Software, Inc.(a)	13,957	786,198
HubSpot, Inc.(a)	14,180	858,599
Microsoft Corp.	817,641	53,849,836
Oracle Corp.	780,643	34,824,484
Splunk, Inc.(a)	18,207	1,134,114
Take-Two Interactive Software, Inc.(a)	24,217	1,435,342
Tyler Technologies, Inc.(a)	8,840	1,366,310
Ultimate Software Group, Inc. (The)(a)	4,151	810,317
Verint Systems, Inc.(a)	33,750	1,463,906

		113,564,606

Technology Hardware, Storage & Peripherals–3.1%
Apple, Inc.(b)	556,651	79,968,483
Hewlett Packard Enterprise Co.	590,893	14,004,164
HP, Inc.	1,242,480	22,215,542
NCR Corp.(a)	26,520	1,211,434
Xerox Corp.	1,915,774	14,061,781

		131,461,404

		610,971,862

Financials–7.6%
Banks–4.3%
Associated Banc-Corp.	45,880	1,119,472
Bank of America Corp.	2,536,491	59,835,823
Comerica, Inc.	23,660	1,622,603
First Republic Bank/CA	12,895	1,209,680
Fulton Financial Corp.	59,190	1,056,541
Huntington Bancshares, Inc./OH	131,760	1,764,266
JPMorgan Chase & Co.	190,385	16,723,418
Signature Bank/New York NY(a)	7,672	1,138,448
SVB Financial Group(a)	8,551	1,591,256
Synovus Financial Corp.	28,780	1,180,556
Texas Capital Bancshares, Inc.(a)	12,950	1,080,677
US Bancorp	660,800	34,031,200
Webster Financial Corp.	26,165	1,309,297
Wells Fargo & Co.(b)	1,092,972	60,834,822
Zions Bancorporation	40,290	1,692,180

		186,190,239

Capital Markets–0.4%
Affiliated Managers Group, Inc.	6,115	1,002,493
Goldman Sachs Group, Inc. (The)	60,035	13,791,240
Lazard Ltd.–Class A	26,750	1,230,233
Stifel Financial Corp.(a)	19,441	975,744

		16,999,710

2017 Semi-Annual Report	21

Schedule of Investments (continued)

Company	Shares	US $ Value

Consumer Finance–1.1%
Capital One Financial Corp.	182,806	$15,841,968
Discover Financial Services	239,032	16,347,398
OneMain Holdings, Inc.(a)	24,010	596,649
Synchrony Financial	350,648	12,027,226

		44,813,241

Insurance–1.8%
Allstate Corp. (The)	291,424	23,748,142
American Financial Group, Inc./OH	16,580	1,582,064
American International Group, Inc.	434,049	27,097,679
First American Financial Corp.	26,790	1,052,311
Hanover Insurance Group, Inc. (The)	6,860	617,812
Progressive Corp. (The)	481,712	18,873,476
Reinsurance Group of America, Inc.–Class A	11,580	1,470,428
Selective Insurance Group, Inc.	20,180	951,487
Validus Holdings Ltd.	19,760	1,114,266

		76,507,665

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	39,593	1,432,079

		325,942,934

Health Care–7.0%
Biotechnology–1.4%
Alder Biopharmaceuticals, Inc.(a)	15,009	312,187
Alexion Pharmaceuticals, Inc.(a)	107,694	13,056,821
Biogen, Inc.(a)(b)	67,872	18,557,562
Blueprint Medicines Corp.(a)	10,764	430,452
Clovis Oncology, Inc.(a)	7,250	461,608
DBV Technologies SA (Sponsored ADR)(a)	12,193	429,438
Gilead Sciences, Inc.	374,346	25,425,580
Loxo Oncology, Inc.(a)	7,112	299,273
Neurocrine Biosciences, Inc.(a)	12,220	529,126
Prothena Corp. PLC(a)	9,000	502,110
Sage Therapeutics, Inc.(a)	7,071	502,536
TESARO, Inc.(a)	3,389	521,465
Ultragenyx Pharmaceutical, Inc.(a)	5,020	340,256

		61,368,414

Health Care Equipment & Supplies–1.1%
Align Technology, Inc.(a)	12,883	1,477,809
DENTSPLY SIRONA, Inc.	10,615	662,801
DexCom, Inc.(a)	15,810	1,339,581
Edwards Lifesciences Corp.(a)	218,115	20,518,078
Glaukos Corp.(a)	8,729	447,798
Intuitive Surgical, Inc.(a)	27,772	21,286,405
Nevro Corp.(a)	13,047	1,222,504
Penumbra, Inc.(a)	14,141	1,180,066
Zeltiq Aesthetics, Inc.(a)	11,797	656,031

		48,791,073

Health Care Providers & Services–2.2%
Aetna, Inc.	198,483	25,316,507
Cigna Corp.	130,270	19,083,252

LifePoint Health, Inc.(a)	22,320	$1,461,960
McKesson Corp.	106,583	15,801,995
Molina Healthcare, Inc.(a)	21,850	996,360
Teladoc, Inc.(a)	35,238	880,950
UnitedHealth Group, Inc.	191,992	31,488,608
WellCare Health Plans, Inc.(a)	7,700	1,079,617

		96,109,249

Life Sciences Tools & Services–0.1%
ICON PLC(a)	29,255	2,332,209

Pharmaceuticals–2.2%
Akorn, Inc.(a)	30,506	734,584
GW Pharmaceuticals PLC (ADR)(a)	3,371	407,689
Horizon Pharma PLC(a)	45,570	673,525
Johnson & Johnson(b)	351,518	43,781,567
Medicines Co. (The)(a)	11,790	576,531
Merck & Co., Inc.	289,017	18,364,140
Pfizer, Inc.	844,401	28,886,958

		93,424,994

		302,025,939

Consumer Discretionary–6.3%
Auto Components–0.3%
Dana, Inc.	63,720	1,230,433
Lear Corp.	6,780	959,912
Magna International, Inc. (New York)–Class A	208,849	9,013,923
Tenneco, Inc.	20,090	1,254,018

		12,458,286

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	19,047	1,380,717
Grand Canyon Education, Inc.(a)	21,798	1,560,955
Sotheby’s(a)	28,560	1,298,909

		4,240,581

Hotels, Restaurants & Leisure–0.8%
Bloomin’ Brands, Inc.	70,810	1,397,081
Brinker International, Inc.	28,011	1,231,364
Buffalo Wild Wings, Inc.(a)	6,603	1,008,608
Dave & Buster’s Entertainment, Inc.(a)	19,065	1,164,681
Panera Bread Co.–Class A(a)	6,180	1,618,357
Planet Fitness, Inc.	64,753	1,247,790
Starbucks Corp.	453,690	26,490,959
Vail Resorts, Inc.	9,540	1,830,726

		35,989,566

Household Durables–0.1%
CalAtlantic Group, Inc.	35,100	1,314,495
PulteGroup, Inc.	37,990	894,664

		2,209,159

Internet & Direct Marketing Retail–0.6%
Expedia, Inc.	6,233	786,417
Priceline Group, Inc. (The)(a)	12,944	23,039,932

		23,826,349

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	US $ Value

Media–2.0%
CBS Corp.–Class B	191,190	$13,260,938
Comcast Corp.–Class A	1,197,972	45,031,767
IMAX Corp.(a)	37,300	1,268,200
Regal Entertainment Group–Class A	65,400	1,476,732
Scholastic Corp.	19,110	813,513
Walt Disney Co. (The)	220,161	24,964,056

		86,815,206

Multiline Retail–0.3%
Big Lots, Inc.	11,817	575,252
Dollar General Corp.	178,551	12,450,361
Ollie’s Bargain Outlet Holdings, Inc.(a)	36,450	1,221,075

		14,246,688

Specialty Retail–1.5%
Burlington Stores, Inc.(a)	23,881	2,323,382
Caleres, Inc.	30,820	814,264
Children’s Place, Inc. (The)	7,430	891,972
Five Below, Inc.(a)	31,042	1,344,429
Home Depot, Inc. (The)	310,000	45,517,300
Lithia Motors, Inc.–Class A	13,856	1,186,766
Michaels Cos., Inc. (The)(a)	58,160	1,302,203
Ross Stores, Inc.	165,224	10,883,305
Tractor Supply Co.	3,210	221,394
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,253	1,213,083

		65,698,098

Textiles, Apparel & Luxury Goods–0.6%
Crocs, Inc.(a)	86,500	611,555
NIKE, Inc.–Class B	410,235	22,862,397

		23,473,952

		268,957,885

Industrials–5.5%
Aerospace & Defense–1.6%
Esterline Technologies Corp.(a)	12,450	1,071,322
Hexcel Corp.	26,792	1,461,504
L3 Technologies, Inc.	140,689	23,254,485
Northrop Grumman Corp.	98,435	23,411,780
TransDigm Group, Inc.	4,950	1,089,792
United Technologies Corp.	155,923	17,496,120

		67,785,003

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	17,630	977,583
Expeditors International of Washington, Inc.	20,118	1,136,466

		2,114,049

Airlines–0.5%
Delta Air Lines, Inc.	432,500	19,877,700
SkyWest, Inc.	35,790	1,225,807

		21,103,507

Building Products–0.1%
AO Smith Corp.	25,200	$1,289,232
Lennox International, Inc.	9,160	1,532,468

		2,821,700

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	17,380	757,768
Advanced Disposal Services, Inc.(a)	18,033	407,546
Copart, Inc.(a)	21,100	1,306,723

		2,472,037

Construction & Engineering–0.1%
AECOM(a)	36,095	1,284,621
Dycom Industries, Inc.(a)	10,550	980,623
Quanta Services, Inc.(a)	29,600	1,098,456
Tutor Perini Corp.(a)	46,050	1,464,390

		4,828,090

Electrical Equipment–0.7%
AMETEK, Inc.	15,609	844,135
Eaton Corp. PLC	342,922	25,427,666
EnerSys	15,060	1,188,836
Regal Beloit Corp.	18,570	1,404,821

		28,865,458

Industrial Conglomerates–1.1%
Carlisle Cos., Inc.	11,536	1,227,546
General Electric Co.	726,126	21,638,555
Honeywell International, Inc.	212,141	26,490,046

		49,356,147

Machinery–0.5%
IDEX Corp.	15,444	1,444,169
ITT, Inc.	19,330	792,917
Kennametal, Inc.	12,320	483,314
Lincoln Electric Holdings, Inc.	15,934	1,384,027
Middleby Corp. (The)(a)	10,532	1,437,091
Nordson Corp.	13,260	1,628,858
Oshkosh Corp.	183,699	12,599,914
SPX FLOW, Inc.(a)	34,680	1,203,743
Terex Corp.	39,400	1,237,160

		22,211,193

Professional Services–0.3%
Nielsen Holdings PLC	332,544	13,737,393

Road & Rail–0.5%
Genesee & Wyoming, Inc.–Class A(a)	14,816	1,005,414
Norfolk Southern Corp.	155,878	17,453,659
Ryder System, Inc.	12,070	910,561
Werner Enterprises, Inc.	36,630	959,706

		20,329,340

Trading Companies & Distributors–0.0%
MSC Industrial Direct Co., Inc.–Class A	1,230	126,395
Watsco, Inc.	7,390	1,058,100

		1,184,495

		236,808,412

2017 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	US $ Value

Consumer Staples–5.0%
Beverages–1.1%
Dr Pepper Snapple Group, Inc.	171,112	$16,755,287
PepsiCo, Inc.	286,735	32,074,177

		48,829,464

Food & Staples Retailing–1.7%
Costco Wholesale Corp.(b)	125,162	20,988,416
CVS Health Corp.	326,623	25,639,906
Kroger Co. (The)	840,407	24,783,602

		71,411,924

Food Products–0.8%
AdvancePierre Foods Holdings, Inc.	24,652	768,403
Conagra Brands, Inc.	335,269	13,524,751
Ingredion, Inc.	5,013	603,716
Tyson Foods, Inc.–Class A	285,686	17,629,683

		32,526,553

Household Products–0.5%
Procter & Gamble Co. (The)	266,519	23,946,732

Tobacco–0.9%
Altria Group, Inc.	551,679	39,400,914

		216,115,587

Energy–3.1%
Energy Equipment & Services–0.9%
Helmerich & Payne, Inc.	175,264	11,667,324
Oil States International, Inc.(a)	29,390	974,278
RPC, Inc.	68,500	1,254,235
Schlumberger Ltd.(b)	286,347	22,363,701
Superior Energy Services, Inc.(a)	49,850	710,861

		36,970,399

Oil, Gas & Consumable Fuels–2.2%
Devon Energy Corp.	172,984	7,216,892
EOG Resources, Inc.	318,294	31,049,580
Exxon Mobil Corp.	458,838	37,629,304
Hess Corp.	271,703	13,098,802
HollyFrontier Corp.	25,140	712,468
Oasis Petroleum, Inc.(a)	76,860	1,096,024
Parsley Energy, Inc.–Class A(a)	24,635	800,884
PDC Energy, Inc.(a)	10,604	661,159
QEP Resources, Inc.(a)	94,870	1,205,798
SM Energy Co.	46,250	1,110,925
SRC Energy, Inc.(a)	171,310	1,445,856

		96,027,692

		132,998,091

Utilities–2.0%
Electric Utilities–1.7%
American Electric Power Co., Inc.	497,088	33,369,518
Edison International(b)	426,853	33,981,767

PNM Resources, Inc.	34,630	$1,281,310
Portland General Electric Co.	23,620	1,049,200

		69,681,795

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	7,700	638,407

Multi-Utilities–0.3%
NiSource, Inc.	556,068	13,228,858

		83,549,060

Telecommunication Services–1.0%
Diversified Telecommunication Services–0.6%
Verizon Communications, Inc.	499,084	24,330,345
Vonage Holdings Corp.(a)	112,640	711,885

		25,042,230

Wireless Telecommunication Services–0.4%
T-Mobile US, Inc.(a)	299,859	19,367,893

		44,410,123

Materials–0.9%
Chemicals–0.6%
Dow Chemical Co. (The)	318,126	20,213,726
Huntsman Corp.	37,430	918,532
Ingevity Corp.(a)	13,488	820,745
PolyOne Corp.	34,875	1,188,889
Trinseo SA	18,010	1,208,471

		24,350,363

Construction Materials–0.0%
Martin Marietta Materials, Inc.	5,579	1,217,617

Containers & Packaging–0.3%
Graphic Packaging Holding Co.	115,480	1,486,228
Sealed Air Corp.	277,163	12,078,763

		13,564,991

		39,132,971

Real Estate–0.1%
Equity Real Estate Investment Trusts (REITs)–0.1%
Education Realty Trust, Inc.	33,510	1,368,884
Empire State Realty Trust, Inc.–Class A	40,680	839,635
Gramercy Property Trust	55,277	1,453,785

		3,662,304

Total Common Stocks (cost $1,727,871,763)		2,264,575,168

INVESTMENT COMPANIES–36.1%
Funds and Investment Trusts–36.1%(c)
AB All Market Real Return Portfolio–Class Z	43,583,894	365,668,874
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	16,888,823	187,465,932

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	US $ Value

Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	27,526,941	$307,200,667
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	8,344,023	97,207,873
iShares Core MSCI Emerging Markets ETF	3,148,332	150,458,786
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio–Class Z	3,196,302	88,345,800
Sanford C. Bernstein Fund, Inc.–AB Tax-Managed International Portfolio–Class Z	22,148,564	349,947,306

Total Investment Companies (cost $1,412,056,782)		1,546,295,238

SHORT-TERM INVESTMENTS–10.9%
Investment Companies–10.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.54%(c)(d) (cost $461,263,391)	461,263,391	461,263,391

US Treasury Bills–0.2%
US Treasury Bill Zero Coupon 5/04/17–5/18/17 (cost $7,495,802)	$7,500	$7,495,802

Total Short-Term Investments (cost $468,759,193)		468,759,193

Total Investments—99.8% (cost $3,608,687,738)		4,279,629,599

Other assets less liabilities—0.2%		8,936,612

Net Assets—100.0%		$4,288,566,211

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Index Futures	11,996	June 2017	$426,409,185	$438,436,541	$12,027,356
FTSE 100 Index Futures	3,263	June 2017	298,275,791	297,438,025	(837,766)
TOPIX Index Futures	1,426	June 2017	197,397,990	193,732,597	(3,665,393)
US T-Note 10 Yr (CBT) Futures	2,076	June 2017	259,470,843	258,591,750	(879,093)
US Ultra Bond (CBT) Futures	241	June 2017	38,396,600	38,710,625	314,025

Sold Contracts
Hang Seng Index Futures	577	April 2017	90,481,704	89,581,078	900,626
Russell 2000 Mini Futures	478	June 2017	32,924,027	33,087,160	(163,133)
S&P Mid 400 E-Mini Futures	76	June 2017	13,077,524	13,058,320	19,204
S&P TSX 60 Index Futures	1,546	June 2017	212,696,593	212,070,023	626,570
SPI 200 Futures	1,629	June 2017	178,870,510	181,954,021	(3,083,511)

					$5,258,885

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	34,793	USD	43,597	5/16/17	$(37,675)
Bank of America, NA	USD	82,139	EUR	76,834	5/16/17	(16,191)
Barclays Bank PLC	AUD	120,677	USD	92,112	5/16/17	(16,251)
Barclays Bank PLC	USD	5,780	EUR	5,398	5/16/17	(10,027)
Barclays Bank PLC	USD	50,150	SEK	441,818	5/16/17	(746,716)
BNP Paribas SA	AUD	44,996	USD	34,117	5/16/17	(234,050)
BNP Paribas SA	CAD	58,913	USD	43,862	5/16/17	(464,693)

2017 Semi-Annual Report	25

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	170,337	AUD	222,025	5/16/17	$(837,818)
BNP Paribas SA	USD	265,257	CAD	347,391	5/16/17	(3,877,330)
Credit Suisse International	NOK	466,995	USD	55,942	5/16/17	1,529,395
Credit Suisse International	USD	161,125	CHF	161,925	5/16/17	924,770
Credit Suisse International	USD	60,675	EUR	57,216	5/16/17	479,841
Credit Suisse International	USD	61,439	JPY	6,867,673	5/16/17	342,290
Credit Suisse International	USD	10,027	SEK	90,168	5/16/17	55,237
Goldman Sachs Bank USA	NZD	122,256	USD	84,691	5/16/17	(918,268)
Goldman Sachs Bank USA	USD	7,222	CAD	9,506	5/16/17	(69,738)
Goldman Sachs Bank USA	USD	16,108	JPY	1,796,289	5/16/17	50,957
Goldman Sachs Bank USA	USD	48,912	NOK	406,924	5/16/17	(1,498,673)
JPMorgan Chase Bank, NA	CAD	93,648	USD	69,833	5/16/17	(628,782)
JPMorgan Chase Bank, NA	CHF	270,563	USD	269,970	5/16/17	(800,340)
JPMorgan Chase Bank, NA	EUR	220,391	USD	233,468	5/16/17	(2,093,773)
JPMorgan Chase Bank, NA	USD	87,959	NZD	122,256	5/16/17	(2,350,050)
Morgan Stanley & Co., Inc.	AUD	5,672	USD	4,127	5/16/17	(203,092)
Royal Bank of Scotland PLC	USD	43,454	GBP	34,793	5/16/17	180,940
State Street Bank & Trust Co.	CHF	88,216	USD	89,150	5/16/17	865,659
State Street Bank & Trust Co.	USD	9,058	EUR	8,486	5/16/17	11,805
UBS AG	USD	6,858	JPY	779,724	5/16/17	156,307

						$(10,206,266)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00%	0.50%	$	86,190	$1,786,028	$926,036
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	1.00	0.59	EUR	76,220	1,442,403	404,276

					$3,228,431	$1,330,312

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA
S&P 500 Total Return Index	67,784	LIBOR Plus 0.45%	USD	309,717	4/21/17	$2,403,396

26	Sanford C. Bernstein Fund, Inc.

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the Underlying Portfolios’ shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAIG—North American Investment Grade Credit Default Swap Index

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2017 Semi-Annual Report	27

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2017 (Unaudited)

Company		Shares	US $ Value

INVESTMENT COMPANIES–20.7%
Funds and Investment Trusts–20.7%(a)
AB Pooling Portfolio–All Market Real Return Portfolio–Class Z		5,921,873	$49,684,514
iShares Core MSCI EAFE ETF		397,000	23,006,150
iShares Core MSCI Emerging Markets ETF		229,283	10,957,435
SPDR S&P 500 ETF Trust		684,253	161,305,802
SPDR S&P MidCap 400 ETF Trust		20,279	6,335,565
Vanguard Mid-Cap ETF		3,504	487,897

Total Investment Companies (cost $235,615,919)			251,777,363

	Principal Amount (000)
GOVERNMENTS—TREASURIES–20.5%
Australia–0.4%
Australia Government Bond Series 128 5.75%, 7/15/22(b)	AUD	2,805	2,514,854
Series 142 4.25%, 4/21/26(b)		2,890	2,491,969

			5,006,823

Colombia–0.1%
Colombian TES Series B 7.00%, 5/04/22	COP	4,850,000	1,743,119

France–0.1%
French Republic Government Bond OAT 2.50%, 5/25/30(b)	EUR	597	730,087

Germany–1.0%
Bundesrepublik Deutschland Zero Coupon, 8/15/26(b)		1,810	1,885,992
0.50%, 2/15/26(b)		1,335	1,467,117
1.00%, 8/15/25(b)		2,232	2,565,632
2.50%, 7/04/44(b)		2,215	3,153,892
Series 00 5.50%, 1/04/31(b)		170	300,246
6.25%, 1/04/30(b)		1,370	2,503,737

			11,876,616

Italy–1.7%
Italy Buoni Poliennali Del Tesoro 1.25%, 12/01/26		3,985	3,926,363
1.35%, 4/15/22		5,266	5,694,226
2.70%, 3/01/47(b)		1,185	1,132,104
3.25%, 9/01/46(b)		365	389,935
3.75%, 3/01/21–5/01/21		4,182	5,013,173

4.00%, 9/01/20	EUR	111	$132,492
4.50%, 5/01/23		550	691,584
5.50%, 11/01/22		2,390	3,127,148

			20,107,025

Japan–2.0%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	853,350	7,709,201
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		37,900	452,090
Series 36 2.00%, 3/20/42		51,250	590,938
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		241,750	2,671,519
Series 128 1.90%, 6/20/31		169,750	1,863,362
Series 143 1.60%, 3/20/33		176,850	1,882,667
Series 144 1.50%, 3/20/33		114,300	1,199,652
Series 150 1.40%, 9/20/34		515,900	5,330,040
Series 158 0.50%, 9/20/36		279,500	2,455,623

			24,155,092

Mexico–0.7%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	43,880	2,145,244
7.75%, 11/13/42		10,578	584,494
8.00%, 6/11/20		83,380	4,598,754
Series M 20 10.00%, 12/05/24		16,228	1,019,635

			8,348,127

New Zealand–0.4%
New Zealand Government Bond Series 423 5.50%, 4/15/23(b)	NZD	5,545	4,467,574

Poland–0.4%
Republic of Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	4,335	1,232,716
Series 727 2.50%, 7/25/27		15,825	3,648,884

			4,881,600

Russia–0.1%
Russian Federal Bond–OFZ Series 6214 6.40%, 5/27/20	RUB	59,085	1,002,642

28	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	$275,096

South Africa–0.3%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	30,314	2,043,717
Series R186 10.50%, 12/21/26		19,143	1,573,524
Series R213 7.00%, 2/28/31		4,540	278,314

			3,895,555

Spain–0.3%
Spain Government Bond 1.30%, 10/31/26(b)	EUR	2,774	2,894,435
2.90%, 10/31/46(b)		232	247,443
4.70%, 7/30/41(b)		560	809,667

			3,951,545

Sweden–0.1%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	7,085	935,808

United Kingdom–1.0%
United Kingdom Gilt 1.50%, 7/22/26(b)	GBP	3,105	4,037,191
2.00%, 9/07/25(b)		761	1,035,836
2.50%, 7/22/65(b)		865	1,417,752
3.25%, 1/22/44(b)		890	1,461,604
4.25%, 6/07/32–12/07/46(b)		2,495	4,405,430
4.50%, 12/07/42(b)		175	343,335

			12,701,148

United States–11.9%
US Treasury Bonds 2.25%, 8/15/46	US$	331	280,135
2.50%, 2/15/45–5/15/46		929	833,769
2.875%, 11/15/46		2,342	2,272,671
3.00%, 11/15/44		1,101	1,095,570
3.00%, 11/15/45(c)(d)		3,745	3,721,886
3.125%, 8/15/44		6,491	6,617,269
3.625%, 8/15/43		4,123	4,590,420
4.50%, 2/15/36		1,410	1,788,166
4.625%, 2/15/40		2,560	3,288,300
6.25%, 5/15/30		2,004	2,840,861
US Treasury Notes 0.625%, 5/31/17		5,645	5,644,307
1.125%, 2/28/19–7/31/21		40,475	40,187,455
1.25%, 12/31/18–3/31/21		22,581	22,423,221
1.375%, 4/30/20–9/30/20		7,840	7,785,022
1.50%, 1/31/22–8/15/26		1,593	1,519,672
1.625%, 5/15/26		3,912	3,669,487
2.00%, 12/31/21–11/15/26		17,998	17,741,241
2.125%, 6/30/21		6,335	6,410,722
2.25%, 2/15/27		2,835	2,798,887

2.375%, 8/15/24	US$	7,828	$7,890,283
2.625%, 8/15/20		945	975,380
2.75%, 2/15/24		356	368,480

			144,743,204

Total Governments—Treasuries (cost $251,466,171)			248,821,061

INFLATION-LINKED SECURITIES–13.6%
Brazil–0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	1,657	1,763,593

Japan–0.7%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	900,638	8,527,219

United States–12.8%
US Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)(d)	US$	42,527	43,153,902
0.125%, 7/15/22–7/15/24 (TIPS)		22,624	22,591,045
0.25%, 1/15/25 (TIPS)(d)		19,965	19,795,350
0.375%, 7/15/23–7/15/25 (TIPS)		23,342	23,493,945
0.625%, 7/15/21–1/15/24 (TIPS)		22,635	23,314,141
1.375%, 1/15/20 (TIPS)		7,697	8,107,754
2.00%, 1/15/26 (TIPS)		3,702	4,199,498
2.375%, 1/15/27 (TIPS)		9,279	10,967,425

			155,623,060

Total Inflation-Linked Securities (cost $165,996,199)			165,913,872

CORPORATES—INVESTMENT GRADE–13.6%
Industrial–8.1%
Basic–0.5%
Barrick Gold Corp. 4.10%, 5/01/23		77	82,231
Braskem Finance Ltd. 6.45%, 2/03/24		770	827,981
Eastman Chemical Co. 3.80%, 3/15/25		276	281,567
Fibria Overseas Finance Ltd. 5.50%, 1/17/27		497	498,069
Gerdau Trade, Inc. 5.75%, 1/30/21(b)		675	707,906
Glencore Finance Europe SA Series E 1.75%, 3/17/25(b)	EUR	435	457,385
Glencore Funding LLC 4.125%, 5/30/23(b)	US$	331	337,272
4.625%, 4/29/24(b)		179	186,158
GTL Trade Finance, Inc. 5.893%, 4/29/24(b)		210	210,525

2017 Semi-Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		US $ Value

LyondellBasell Industries NV 5.00%, 4/15/19	US$	297	$312,821
5.75%, 4/15/24		685	782,428
Minsur SA 6.25%, 2/07/24(b)		855	915,381
Mosaic Co. (The) 5.625%, 11/15/43		465	478,164
Vale Overseas Ltd. 5.875%, 6/10/21		156	167,173
6.875%, 11/21/36		645	693,439

			6,938,500

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		725	747,823
General Electric Co. Series D 5.00%, 1/21/21(e)		238	250,754
Holcim Finance Luxembourg SA Series E 2.25%, 5/26/28(b)	EUR	795	889,375
Yamana Gold, Inc. 4.95%, 7/15/24	US$	775	778,875

			2,666,827

Communications—Media–0.9%
21st Century Fox America, Inc. 3.00%, 9/15/22		230	229,894
CBS Corp. 5.75%, 4/15/20		1,340	1,470,114
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		320	328,800
4.908%, 7/23/25		875	924,219
Cox Communications, Inc. 2.95%, 6/30/23(b)		492	469,260
Discovery Communications LLC 3.45%, 3/15/25		496	469,727
4.875%, 4/01/43		255	230,204
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(b)		1,065	1,067,023
S&P Global, Inc. 4.40%, 2/15/26		1,335	1,415,767
Time Warner Cable LLC 4.50%, 9/15/42		769	694,983
Time Warner, Inc. 3.55%, 6/01/24		685	686,377
3.60%, 7/15/25		1,385	1,369,447
4.75%, 3/29/21		1,000	1,073,880
Viacom, Inc. 4.375%, 3/15/43		291	252,140

			10,681,835

Communications—Telecommunications–1.4%
America Movil SAB de CV 3.125%, 7/16/22		825	831,226
American Tower Corp. 2.80%, 6/01/20		384	386,788
3.50%, 1/31/23		665	668,697

5.05%, 9/01/20	US$	735	$790,588
AT&T, Inc. 3.40%, 5/15/25		1,483	1,434,283
3.60%, 2/17/23		69	69,982
3.80%, 3/15/22		157	162,324
3.95%, 1/15/25		181	182,529
4.125%, 2/17/26		2,162	2,191,900
5.80%, 2/15/19		280	298,766
British Telecommunications PLC 9.125%, 12/15/30(f)		505	754,177
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(b)		1,078	1,074,012
Telefonica Emisiones SAU 5.213%, 3/08/47		1,015	1,026,490
Verizon Communications, Inc. 2.625%, 8/15/26		1,575	1,438,369
3.50%, 11/01/24		3,260	3,235,387
3.85%, 11/01/42		361	302,810
4.60%, 4/01/21		1,354	1,446,709
5.50%, 3/16/47		360	377,140

			16,672,177

Consumer Cyclical—Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		937	941,919
3.664%, 9/08/24		483	474,886
5.875%, 8/02/21		2,265	2,519,518
General Motors Co. 3.50%, 10/02/18		580	592,516
General Motors Financial Co., Inc. 3.10%, 1/15/19		675	685,820
3.25%, 5/15/18		51	51,725
4.00%, 1/15/25		335	336,293
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(b)		760	764,674

			6,367,351

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 1.625%, 2/22/21	EUR	745	830,936

Consumer Cyclical—Retailers–0.1%
CVS Health Corp. 3.875%, 7/20/25	US$	558	574,712
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		701	714,676

			1,289,388

Consumer Non-Cyclical–1.3%
AbbVie, Inc.
1.375%, 5/17/24	EUR	315	340,410
2.50%, 5/14/20	US$	217	218,534
3.60%, 5/14/25		1,195	1,193,136
AstraZeneca PLC 6.45%, 9/15/37		220	286,904
Baxalta, Inc. 3.60%, 6/23/22		220	224,767

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

Bayer US Finance LLC 3.375%, 10/08/24(b)	US$	251	$252,263
Becton Dickinson and Co. 1.90%, 12/15/26	EUR	317	349,048
3.734%, 12/15/24	US$	159	163,552
Biogen, Inc. 4.05%, 9/15/25		663	686,570
BRF GmbH 4.35%, 9/29/26(b)		595	541,450
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		9	10,199
Celgene Corp. 3.875%, 8/15/25		870	888,679
Grupo Bimbo SAB de CV 3.875%, 6/27/24(b)		680	682,485
Laboratory Corp. of America Holdings 3.20%, 2/01/22		245	245,914
3.60%, 2/01/25		588	581,503
McKesson Corp. 1.50%, 11/17/25	EUR	499	537,470
Medtronic, Inc. 3.50%, 3/15/25	US$	790	808,138
Mylan NV 3.15%, 6/15/21		636	638,309
3.95%, 6/15/26		412	403,125
Newell Brands, Inc. 3.15%, 4/01/21		820	837,409
Reynolds American, Inc. 4.45%, 6/12/25		635	667,766
5.85%, 8/15/45		449	527,206
Sigma Alimentos SA de CV 4.125%, 5/02/26(b)		770	752,676
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		1,512	1,436,111
3.15%, 10/01/26		1,013	933,494
Tyson Foods, Inc. 2.65%, 8/15/19		160	161,600
3.95%, 8/15/24		760	775,200
Zimmer Biomet Holdings, Inc. 3.55%, 4/01/25		810	800,434

			15,944,352

Energy–1.7%
BP Capital Markets PLC 3.245%, 5/06/22		780	796,099
Cenovus Energy, Inc. 3.00%, 8/15/22		54	53,190
5.70%, 10/15/19		220	237,050
Encana Corp. 3.90%, 11/15/21		410	418,713
Energy Transfer Partners LP 3.60%, 2/01/23		55	54,624
4.65%, 6/01/21		310	325,996
7.50%, 7/01/38		475	567,777
EnLink Midstream Partners LP 4.15%, 6/01/25		805	797,956

5.05%, 4/01/45	US$	636	$599,430
Enterprise Products Operating LLC 3.70%, 2/15/26		1,326	1,326,490
4.90%, 5/15/46		325	332,345
Halliburton Co. 5.00%, 11/15/45		800	841,160
Hess Corp. 4.30%, 4/01/27		1,410	1,385,325
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		255	260,554
4.15%, 3/01/22		400	413,168
Kinder Morgan, Inc./DE 5.00%, 2/15/21(b)		299	319,239
5.05%, 2/15/46		325	314,987
MPLX LP 4.125%, 3/01/27		789	785,245
4.50%, 7/15/23		1,171	1,217,080
Nabors Industries, Inc. 5.50%, 1/15/23(b)		1,244	1,275,100
Noble Energy, Inc. 3.90%, 11/15/24		560	567,476
8.25%, 3/01/19		1,530	1,701,834
ONEOK Partners LP 3.20%, 9/15/18		250	253,590
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,327	1,284,881
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	199,555
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(b)		601	626,542
Schlumberger Holdings Corp. 3.00%, 12/21/20(b)		270	275,894
Schlumberger Norge AS 4.20%, 1/15/21(b)		310	328,089
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(b)		211	223,417
Spectra Energy Partners LP 3.50%, 3/15/25		795	773,519
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(b)		363	348,843
Williams Partners LP 3.90%, 1/15/25		290	289,971
4.125%, 11/15/20		875	914,497
4.50%, 11/15/23		245	255,533

			20,365,169

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(b)		725	761,250

Services–0.0%
eBay, Inc. 3.80%, 3/09/22		442	459,477

Technology–1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(b)		420	423,230

2017 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		US $ Value

3.875%, 1/15/27(b)	US$	913	$917,529
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(b)		820	857,498
5.45%, 6/15/23(b)		1,340	1,441,800
6.02%, 6/15/26(b)		314	342,662
Fidelity National Information Services, Inc. 3.50%, 4/15/23		158	160,095
5.00%, 10/15/25		6	6,534
Hewlett Packard Enterprise Co. 4.90%, 10/15/25		800	832,488
HP, Inc. 3.75%, 12/01/20		317	329,854
4.375%, 9/15/21		72	76,092
4.65%, 12/09/21		180	192,865
KLA-Tencor Corp. 4.65%, 11/01/24		1,440	1,530,116
Lam Research Corp. 2.80%, 6/15/21		405	405,627
Micron Technology, Inc. 7.50%, 9/15/23(b)		614	687,275
Seagate HDD Cayman 4.75%, 6/01/23–1/01/25		654	642,592
4.875%, 3/01/24(b)		682	668,169
Tencent Holdings Ltd. 3.375%, 5/02/19(b)		1,316	1,345,381
Total System Services, Inc. 2.375%, 6/01/18		195	195,764
3.75%, 6/01/23		554	554,870
Western Digital Corp. 7.375%, 4/01/23(b)		1,129	1,239,078

			12,849,519

Transportation—Services–0.3%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)		1,445	1,461,621
FedEx Corp. 1.00%, 1/11/23	EUR	1,035	1,114,561
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(b)	US$	815	826,569

			3,402,751

			99,229,532

Financial Institutions–5.2%
Banking–4.6%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		2,840	2,862,493
4.75%, 7/28/25(b)		395	407,553
American Express Credit Corp. 0.625%, 11/22/21	EUR	570	613,415
Bank of America Corp. 3.824%, 1/20/28	US$	2,100	2,100,755
4.00%, 1/22/25		325	324,994

4.20%, 8/26/24	US$	320	$326,413
4.875%, 4/01/44		460	494,569
Series E 1.625%, 9/14/22(b)	EUR	605	673,857
Barclays PLC 3.684%, 1/10/23	US$	1,610	1,616,312
BNP Paribas SA 2.375%, 9/14/17		799	801,725
3.80%, 1/10/24(b)		643	641,219
5.019%, 4/13/17(b)(e)	EUR	150	160,220
Series E 2.25%, 1/11/27(b)		861	893,834
BPCE SA 5.15%, 7/21/24(b)	US$	295	302,700
5.70%, 10/22/23(b)		1,106	1,173,754
Citigroup, Inc. 3.875%, 3/26/25		200	198,390
Compass Bank 2.75%, 9/29/19		325	326,413
5.50%, 4/01/20		549	578,470
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,070	1,096,922
4.375%, 8/04/25		1,197	1,225,680
Credit Agricole SA/London 4.125%, 1/10/27(b)		708	702,173
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		390	390,425
3.80%, 6/09/23		810	813,386
Series E 1.25%, 4/14/22(b)	EUR	662	716,271
Fifth Third Bancorp 2.30%, 3/01/19	US$	786	790,756
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		279	273,345
3.75%, 5/22/25		246	249,095
5.15%, 5/22/45		259	271,978
5.75%, 1/24/22		2,870	3,229,181
Series E 1.625%, 7/27/26(b)	EUR	1,280	1,363,100
Series G 7.50%, 2/15/19	US$	400	438,876
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,934,360
4.041%, 3/13/28		454	458,331
4.375%, 11/23/26		313	315,648
6.00%, 9/29/23(b)(e)	EUR	650	747,035
ING Groep NV 2.302% (LIBOR 3 Month + 1.15%),
3/29/22(g)	US$	489	490,213
3.95%, 3/29/27		757	757,825
JPMorgan Chase & Co. 2.295%, 8/15/21		127	125,653
3.782%, 2/01/28		1,925	1,943,711
Series X 6.10%, 10/01/24(e)		430	453,813

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

Lloyds Banking Group PLC 4.582%, 12/10/25	US$	473	$480,549
4.65%, 3/24/26		531	542,565
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		230	236,118
Mizuho Bank Ltd. 2.45%, 4/16/19(b)		765	768,335
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(b)		1,160	1,220,888
Morgan Stanley 5.625%, 9/23/19		1,129	1,219,614
Series G 1.375%, 10/27/26	EUR	1,678	1,747,540
3.70%, 10/23/24	US$	1,075	1,093,200
4.00%, 7/23/25		777	801,048
Nationwide Building Society 4.00%, 9/14/26(b)		2,050	1,985,609
6.25%, 2/25/20(b)		345	381,590
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(b)(e)	GBP	100	132,477
Santander Issuances SAU 3.25%, 4/04/26(b)	EUR	900	1,000,195
5.179%, 11/19/25	US$	1,000	1,035,920
Santander UK Group Holdings PLC 2.875%, 8/05/21		1,553	1,534,799
Santander UK PLC 5.00%, 11/07/23(b)		610	637,535
Standard Chartered PLC 4.30%, 2/19/27(b)		373	367,670
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,188	1,187,240
3.00%, 1/18/23		384	384,480
UBS AG/Stamford CT 7.625%, 8/17/22		280	323,142
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(b)		1,125	1,142,898
US Bancorp Series J 5.30%, 4/15/27(e)		888	903,824
Wells Fargo & Co. 3.069%, 1/24/23		953	957,717
4.125%, 8/15/23		1,815	1,897,310
Series E 2.625%, 8/16/22(b)	EUR	211	248,615

			55,515,741

Finance–0.0%
AerCap Aviation Solutions BV 6.375%, 5/30/17	US$	451	454,256

Insurance–0.4%
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(b)		380	405,190
Aviva PLC Series E 6.125%, 7/05/43(b)	EUR	425	535,735

Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(b)	US$	374	$518,921
Liberty Mutual Finance Europe DAC 1.75%, 3/27/24(b)	EUR	245	265,085
Lincoln National Corp. 8.75%, 7/01/19	US$	31	35,308
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)		55	87,897
MetLife, Inc. 4.75%, 2/08/21		1,110	1,201,775
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		495	794,005
Reliance Standard Life Global Funding II 2.50%, 4/24/19(b)		770	774,669

			4,618,585

REITS–0.2%
Brixmor Operating Partnership LP 3.85%, 2/01/25		416	411,037
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		25	25,146
Trust F/1401 5.25%, 1/30/26(b)		760	763,800
Welltower, Inc. 4.00%, 6/01/25		1,231	1,248,025

			2,448,008

			63,036,590

Utility–0.2%
Electric–0.2%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		255	318,477
EDP Finance BV 4.125%, 1/15/20(b)		252	259,245
Entergy Corp. 4.00%, 7/15/22		742	776,770
Exelon Corp. 5.10%, 6/15/45		305	328,244
Monongahela Power Co. 4.10%, 4/15/24(b)		305	319,537
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(b)		365	372,318

			2,374,591

Non Corporate Sectors–0.1%
Agencies—Government Sponsored–0.1%
Equate Petrochemical BV 3.00%, 3/03/22(b)		825	806,025

Total Corporates—Investment Grade (cost $163,902,145)			165,446,738

2017 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		US $ Value

MORTGAGE PASS-THROUGHS–5.1%
Agency Fixed Rate 30-Year–4.6%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46	US$	1,810	$1,909,797
Series 2017 4.00%, 7/01/44		1,463	1,543,196
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		2,850	2,832,338
3.50%, 1/01/46–6/01/46		3,648	3,734,484
3.50%, 4/01/47, TBA		8,870	9,073,733
4.00%, 12/01/40–11/01/46		3,351	3,537,686
4.00%, 4/01/47, TBA		4,475	4,694,205
4.00%, 4/01/47, TBA		5,900	6,189,008
4.50%, 4/25/47, TBA		12,632	13,546,833
5.50%, 8/01/37–9/01/41		1,680	1,874,113
Series AS6516 4.00%, 1/01/46		1,194	1,253,080
Government National Mortgage Association 3.00%, 4/20/46–5/20/46		1,381	1,395,034
3.50%, 4/01/47, TBA		4,070	4,220,399

			55,803,906

Agency Fixed Rate 15-Year–0.5%
Federal National Mortgage Association 2.50%, 3/01/28–2/01/32		4,160	4,171,953
Series 2016 2.50%, 12/01/31		1,963	1,966,834

			6,138,787

Total Mortgage Pass-Throughs (cost $61,843,948)			61,942,693

ASSET-BACKED SECURITIES–4.9%
Autos—Fixed Rate–2.5%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		866	866,575
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,391	1,391,635
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		937	936,038
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,335	1,355,777
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		1,143	1,141,969

California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19	US$	401	$400,449
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		805	804,495
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		1,068	1,070,853
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		400	399,270
Drive Auto Receivables Trust Series 2017-BA, Class A1 1.20%, 4/16/18(b)		1,550	1,550,000
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(b)		778	776,914
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		390	417,103
Series 2016-3A, Class A 1.84%, 11/16/20(b)		379	378,190
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		961	960,714
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		166	165,621
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		330	357,504
Series 2016-4, Class A2 1.96%, 2/16/21(b)		340	338,888
Series 2016-4, Class D 3.89%, 11/15/22(b)		435	427,250
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		408	411,560
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(b)		1,500	1,512,439
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	816,239
Series 2016-1, Class A1 1.76%, 2/15/21		649	648,351
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		1,269	1,271,037

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			US $ Value

Series 2015-3, Class A3 1.69%, 3/20/19	US$		1,124	$1,125,990
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)			651	651,207
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20			527	527,057
Series 2015-2, Class A3 1.30%, 3/16/20			1,114	1,113,249
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)			1,975	1,971,404
Series 2015-1A, Class B 3.52%, 3/25/21(b)			131	131,129
Series 2015-2A, Class A 2.02%, 9/25/19(b)			643	639,383
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(b)			493	492,134
Series 2016-1A, Class A 2.32%, 3/25/20(b)			884	880,589
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)			664	664,131
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18			707	706,993
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18			693	693,616
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(b)			220	219,954
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)			832	837,043
Series 2016-3, Class A2 1.34%, 11/15/19			747	746,336
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18			281	281,273
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(b)			129	128,644
Series 2016-2A, Class A2 1.57%, 6/17/19(b)			389	389,012

				30,598,015

Other ABS—Fixed Rate–0.9%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		US$	179	$178,587
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(b)			64	64,831
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21			1,481	1,482,884
Series 2015-A, Class A4 1.85%, 4/15/21			1,143	1,144,549
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(b)			229	229,271
Series 2015-2, Class A2A 1.42%, 12/22/17(b)			83	83,156
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)			275	274,385
Series 2017-1A, Class A 2.827%, 3/15/24(b)			625	625,452
SBA Tower Trust 3.156%, 10/15/20(b)			538	540,744
Series 2014-1A, Class C 2.898%, 10/15/44(b)			396	397,231
Series 2014-2A, Class C 3.869%, 10/15/49(b)			774	767,112
SoFi Consumer Loan Program LLC Series 2016-2A, Class A 3.09%, 10/27/25(b)			458	457,551
Sofi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(b)			607	607,748
Series 2017-2, Class A 3.28%, 2/25/26(b)			1,701	1,700,809
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(b)			676	684,871
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(b)			1,685	1,685,747

				10,924,928

Credit Cards—Fixed Rate–0.8%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22			1,597	1,605,904
Series 2015-2, Class A 1.56%, 3/15/21			658	656,959
Series 2015-4, Class A 1.72%, 8/16/21			643	643,187
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21			713	713,628

2017 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)			US $ Value

Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		US$	1,034	$1,033,015
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22			1,664	1,677,711
Series 2015-3, Class A 1.74%, 9/15/21			941	941,639
Series 2016-1, Class A 2.04%, 3/15/22			626	628,463
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21			1,456	1,457,493
Series 2016-B, Class A 1.44%, 6/15/22			607	605,308

				9,963,307

Credit Cards—Floating Rate–0.4%
American Express Issuance Trust II Series 2013-1, Class A 1.192% (LIBOR 1 Month + 0.28%), 2/15/19(g)			1,570	1,572,748
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.262% (LIBOR 1 Month + 0.35%), 8/17/20(g)			1,335	1,337,945
First National Master Note Trust Series 2015-1, Class A 1.682% (LIBOR 1 Month + 0.77%), 9/15/20(g)			956	958,053
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.392% (LIBOR 1 Month + 0.48%), 2/15/22(g)			1,132	1,135,274

				5,004,020

Autos—Floating Rate–0.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.412% (LIBOR 1 Month + 0.50%), 7/15/20(b)(g)			1,278	1,278,672
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.482% (LIBOR 1 Month + 0.57%), 1/15/22(g)			210	211,374
Hertz Fleet Lease Funding LP Series 2014-1, Class A 1.258% (LIBOR 1 Month + 0.40%), 4/10/28(b)(g)			315	315,299
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(b)(g)			113	113,000

Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.328% (LIBOR 1 Month + 0.35%), 7/22/19(b)(g)	US$		440	$440,065
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.478% (LIBOR 1 Month + 0.50%), 1/20/20(g)			1,296	1,298,286

				3,656,696

Total Asset-Backed Securities (cost $60,041,919)				60,146,966

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.3%
Non-Agency Fixed Rate CMBS–2.5%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.761%, 6/10/49			490	491,287
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41			110	109,740
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)			1,895	1,908,041
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)			1,120	1,149,396
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.877%, 9/10/45(b)			673	631,970
Series 2015-GC27, Class A5 3.137%, 2/10/48			838	835,598
Series 2016-C1, Class A4 3.209%, 5/10/49			1,411	1,403,998
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class AM 5.88%, 5/15/46			795	807,343
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.101%, 12/10/49			2,326	2,357,746
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46			3,670	3,684,930
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.715%, 6/15/39			988	989,189
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48			671	693,112

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

Series 2015-C4, Class A4 3.808%, 11/15/48	US$	770	$797,112
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.949%, 8/10/45		368	367,857
Series 2011-GC5, Class D 5.40%, 8/10/44(b)		755	751,867
Series 2013-G1, Class A1 2.059%, 4/10/31(b)		375	362,174
Series 2013-G1, Class A2 3.557%, 4/10/31(b)		1,094	1,085,254
Series 2014-GC18, Class D 4.945%, 1/10/47(b)		200	168,564
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		672	671,219
Series 2007-LD12, Class AM 6.066%, 2/15/51		600	608,669
Series 2011-C5, Class D 5.409%, 8/15/46(b)		116	115,712
Series 2012-C6, Class E 5.153%, 5/15/45(b)		375	331,715
Series 2012-CBX, Class E 5.215%, 6/15/45(b)		305	301,079
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		719	746,562
Series 2015-C32, Class C 4.669%, 11/15/48		704	664,457
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		589	520,878
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(b)		818	820,904
Series 2016-4, Class A2 2.579%, 3/10/49(b)		1,327	1,289,049
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 5.841%, 6/12/50		948	949,535
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		6	6,409
Series 2007-9, Class A4 5.70%, 9/12/49		861	868,606
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		464	466,459
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,046,042

Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45	US$	32	$32,187
Series 2007-C32, Class A3 5.76%, 6/15/49		171	170,926
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 9/15/48		669	658,308
Series 2016-LC25, Class C 4.437%, 12/15/59		125	122,257
Series 2016-NXS6, Class C 4.309%, 11/15/49		750	734,164

			30,720,315

Non-Agency Floating Rate CMBS–0.8%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.843% (LIBOR 1 Month + 1.90%), 11/15/21(b)(g)		469	469,588
Series 2016-IMC, Class C 4.893% (LIBOR 1 Month + 3.95%), 11/15/21(b)(g)		861	861,542
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.367% (LIBOR 1 Month + 4.60%), 11/15/33(b)(g)		640	642,392
H/2 Asset Funding NRE Series 2015-1A 2.634% (LIBOR 1 Month + 1.65%), 6/24/49(g)(h)		756	750,883
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.832% (LIBOR 1 Month + 0.92%), 6/15/29(b)(g)		1,876	1,878,337
Series 2015-SGP, Class A 2.612% (LIBOR 1 Month + 1.70%), 7/15/36(b)(g)		1,073	1,079,020
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.782% (LIBOR 1 Month + 1.87%), 8/15/26(b)(g)		288	287,058
Series 2015-XLF2, Class SNMA 2.862% (LIBOR 1 Month + 1.95%), 11/15/26(b)(g)		326	326,901
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.993% (LIBOR 1 Month + 1.05%), 4/15/32(b)(g)		176	175,256
Starwood Retail Property Trust Series 2014-STAR, Class A 2.132% (LIBOR 1 Month + 1.22%), 11/15/27(b)(g)		2,537	2,517,247

2017 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		US $ Value

Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 2.262% (LIBOR 1 Month + 1.35%), 6/15/29(b)(g)	US$	209	$209,693

			9,197,917

Total Commercial Mortgage-Backed Securities (cost $40,909,845)			39,918,232

COLLATERALIZED MORTGAGE OBLIGATIONS–3.2%
Risk Share Floating Rate–2.8%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.482% (LIBOR 1 Month + 6.50%), 4/25/26(g)(h)		463	468,081
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.982% (LIBOR 1 Month + 1.00%), 2/25/24(g)		74	74,426
Series 2014-DN4, Class M3 5.532% (LIBOR 1 Month + 4.55%), 10/25/24(g)		1,250	1,347,471
Series 2014-HQ1, Class M2 3.482% (LIBOR 1 Month + 2.50%), 8/25/24(g)		351	356,756
Series 2014-HQ2, Class M1 2.432% (LIBOR 1 Month + 1.45%), 9/25/24(g)		215	215,662
Series 2014-HQ3, Class M3 5.732% (LIBOR 1 Month + 4.75%), 10/25/24(g)		950	1,040,618
Series 2015-DNA1, Class M2 2.832% (LIBOR 1 Month + 1.85%), 10/25/27(g)		360	367,754
Series 2015-DNA1, Class M3 4.282% (LIBOR 1 Month + 3.30%), 10/25/27(g)		520	557,708
Series 2015-DNA2, Class M2 3.582% (LIBOR 1 Month + 2.60%), 12/25/27(g)		1,913	1,959,314
Series 2015-DNA3, Class M3 5.682% (LIBOR 1 Month + 4.70%), 4/25/28(g)		834	917,303
Series 2015-HQ1, Class M2 3.182% (LIBOR 1 Month + 2.20%), 3/25/25(g)		916	929,316
Series 2015-HQA1, Class M2 3.632% (LIBOR 1 Month + 2.65%), 3/25/28(g)		1,716	1,758,286
Series 2015-HQA2, Class M2 3.782% (LIBOR 1 Month + 2.80%), 5/25/28(g)		259	266,656

Series 2015-HQA2, Class M3 5.782% (LIBOR 1 Month + 4.80%), 5/25/28(g)	US$	811	$894,769
Series 2016-DNA1, Class M2 3.882% (LIBOR 1 Month + 2.90%), 7/25/28(g)		415	431,051
Series 2016-DNA1, Class M3 6.532% (LIBOR 1 Month + 5.55%), 7/25/28(g)		318	360,260
Series 2016-DNA2, Class M3
5.632% (LIBOR 1 Month + 4.65%), 10/25/28(g)		342	370,714
Series 2016-DNA3, Class M2 2.982% (LIBOR 1 Month + 2.00%), 12/25/28(g)		644	658,283
Series 2016-DNA4, Class M2 2.282% (LIBOR 1 Month + 1.30%), 3/25/29(g)		300	300,815
Series 2016-HQA1, Class M3 7.332% (LIBOR 1 Month + 6.35%), 9/25/28(g)		386	457,717
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.932% (LIBOR 1 Month + 0.95%), 5/25/24(g)		240	240,512
Series 2014-C04, Class 1M2 5.882% (LIBOR 1 Month + 4.90%), 11/25/24(g)		1,396	1,558,460
Series 2014-C04, Class 2M2 5.982% (LIBOR 1 Month + 5.00%), 11/25/24(g)		225	248,779
Series 2015-C01, Class 1M2 5.282% (LIBOR 1 Month + 4.30%), 2/25/25(g)		882	935,394
Series 2015-C01, Class 2M2 5.532% (LIBOR 1 Month + 4.55%), 2/25/25(g)		566	602,416
Series 2015-C02, Class 1M2 4.982% (LIBOR 1 Month + 4.00%), 5/25/25(g)		773	813,777
Series 2015-C02, Class 2M2 4.982% (LIBOR 1 Month + 4.00%), 5/25/25(g)		1,162	1,220,575
Series 2015-C03, Class 1M1 2.482% (LIBOR 1 Month + 1.50%), 7/25/25(g)		19	19,114
Series 2015-C03, Class 1M2 5.982% (LIBOR 1 Month + 5.00%), 7/25/25(g)		1,635	1,798,304
Series 2015-C03, Class 2M1 2.482% (LIBOR 1 Month + 1.50%), 7/25/25(g)		198	198,700
Series 2015-C03, Class 2M2 5.982% (LIBOR 1 Month + 5.00%), 7/25/25(g)		859	939,820

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

Series 2015-C04, Class 1M2 6.682% (LIBOR 1 Month + 5.70%), 4/25/28(g)	US$	1,032	$1,167,961
Series 2015-C04, Class 2M2 6.532% (LIBOR 1 Month + 5.55%), 4/25/28(g)		821	914,729
Series 2016-C01, Class 1M2
7.732% (LIBOR 1 Month + 6.75%), 8/25/28(g)		1,355	1,599,360
Series 2016-C01, Class 2M2 7.932% (LIBOR 1 Month + 6.95%), 8/25/28(g)		857	1,008,408
Series 2016-C02, Class 1M2 6.982% (LIBOR 1 Month + 6.00%), 9/25/28(g)		1,393	1,589,599
Series 2016-C03, Class 1M1 2.982% (LIBOR 1 Month + 2.00%), 10/25/28(g)		99	100,160
Series 2016-C03, Class 1M2 6.282% (LIBOR 1 Month + 5.30%), 10/25/28(g)		220	247,022
Series 2016-C03, Class 2M1 3.182% (LIBOR 1 Month + 2.20%), 10/25/28(g)		174	176,120
Series 2016-C03, Class 2M2 6.882% (LIBOR 1 Month + 5.90%), 10/25/28(g)		1,157	1,316,621
Series 2016-C04, Class 1M2 5.232% (LIBOR 1 Month + 4.25%), 1/25/29(g)		331	350,390
Series 2016-C05, Class 2M2 5.432% (LIBOR 1 Month + 4.45%), 1/25/29(g)		453	483,991
Series 2016-C06, Class 1M2 5.232% (LIBOR 1 Month + 4.25%), 4/25/29(g)		556	587,523
Series 2016-C07, Class 2M2 5.332% (LIBOR 1 Month + 4.35%), 4/25/29(g)		275	290,613
Series 2017-C02, Class 2M2 4.627% (LIBOR 1 Month + 3.65%), 9/25/29(g)		579	582,325
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.232% (LIBOR 1 Month + 4.25%), 11/25/24(g)(h)		108	112,041
Series 2015-CH1, Class M1 2.982% (LIBOR 1 Month + 2.00%), 10/25/25(g)(h)		302	299,339
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 6.232% (LIBOR 1 Month + 5.25%), 11/25/25(g)(h)		510	537,780

Series 2015-WF1, Class 2M2 6.482% (LIBOR 1 Month + 5.50%), 11/25/25(g)(h)	US$	144	$155,201

			33,827,994

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		1,345	1,186,491
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		288	277,183
Series 2006-9T1, Class A1 5.75%, 5/25/36		346	263,683
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		514	418,679
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)		678	581,029

			2,727,065

Agency Floating Rate–0.1%
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.078% (7.06%—LIBOR 1 Month), 3/25/41(g)(i)		2,425	530,031
Series 2015-66, Class AS 5.268% (6.25%—LIBOR 1 Month), 9/25/45(g)(i)		2,897	476,604
Series 2016-22, Class ST 5.118% (6.10%—LIBOR 1 Month), 4/25/46(g)(i)		3,026	481,740

			1,488,375

Agency Fixed Rate–0.1%
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(j)		2,960	597,084

Non-Agency Floating Rate–0.0%
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.055%, 5/26/37(b)(f)		630	472,665

Total Collateralized Mortgage Obligations (cost $36,813,591)			39,113,183

CORPORATES—NON-INVESTMENT GRADE–2.2%
Industrial–1.3%
Basic–0.0%
CF Industries, Inc. 4.95%, 6/01/43		282	238,995

2017 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		US $ Value

Capital Goods–0.1%
Loxam SAS 4.50%, 4/15/24(b)	EUR	160	$173,462
7.00%, 7/23/22(b)		280	317,746
SPX FLOW, Inc. 5.875%, 8/15/26(b)	US$	97	97,364

			588,572

Communications—Media–0.1%
CSC Holdings LLC 6.75%, 11/15/21		285	309,582
Ziggo Secured Finance BV 5.50%, 1/15/27(b)		1,230	1,228,462

			1,538,044

Communications—Telecommunications–0.3%
CenturyLink, Inc. Series S 6.45%, 6/15/21		593	630,804
Series Y 7.50%, 4/01/24		535	566,431
SFR Group SA 5.375%, 5/15/22(b)	EUR	105	116,915
7.375%, 5/01/26(b)	US$	505	520,781
Sprint Capital Corp. 6.90%, 5/01/19		1,230	1,309,950
Uniti Group, Inc./CSL Capital LLC 6.00%, 4/15/23(b)		81	83,936
Wind Acquisition Finance SA 4.75%, 7/15/20(b)		650	659,750

			3,888,567

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		340	333,625
Allison Transmission, Inc. 5.00%, 10/01/24(b)		393	396,930
LKQ Italia Bondco SpA 3.875%, 4/01/24(b)	EUR	156	175,574

			906,129

Consumer Cyclical—Other–0.2%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(b)		315	353,264
International Game Technology PLC 4.75%, 2/15/23(b)		305	351,404
6.25%, 2/15/22(b)	US$	345	369,150
6.50%, 2/15/25(b)		885	946,950
KB Home 4.75%, 5/15/19		265	271,625

			2,292,393

Consumer Cyclical—Retailers–0.0%
Dufry Finance SCA 4.50%, 8/01/23(b)	EUR	153	174,850
Hanesbrands, Inc. 4.625%, 5/15/24(b)	US$	282	278,475

			453,325

Consumer Non-Cyclical–0.2%
HCA, Inc. 4.50%, 2/15/27	US$	145	$144,818
5.25%, 6/15/26		242	255,007
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(b)		110	113,987
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(b)		119	121,083
4.875%, 11/01/26(b)		118	119,623
Synlab Bondco PLC 6.25%, 7/01/22(b)	EUR	157	180,468
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(b)		315	247,411
5.875%, 5/15/23(b)	US$	168	130,410
6.125%, 4/15/25(b)		615	473,550

			1,786,357

Energy–0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		521	375,771
Southern Star Central Corp. 5.125%, 7/15/22(b)		482	485,013
Transocean, Inc. 9.00%, 7/15/23(b)		340	363,800

			1,224,584

Technology–0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(b)		399	440,396
EMC Corp. 3.375%, 6/01/23		760	725,800

			1,166,196

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		817	759,810
5.50%, 4/01/23		217	209,676
6.375%, 4/01/24(b)		36	36,000
Europcar Groupe SA 5.75%, 6/15/22(b)	EUR	173	193,784
Hertz Corp. (The) 5.50%, 10/15/24(b)	US$	350	307,562
6.75%, 4/15/19		158	158,198

			1,665,030

			15,748,192

Financial Institutions–0.9%
Banking–0.8%
Bank of America Corp. Series Z 6.50%, 10/23/24(e)		275	299,536
Barclays Bank PLC 6.86%, 6/15/32(b)(e)		205	233,366

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

Barclays PLC 8.00%, 12/15/20(e)	EUR	630	$728,371
Citigroup, Inc. Series P 5.95%, 5/15/25(e)	US$	655	680,414
Credit Agricole SA 8.125%, 12/23/25(b)(e)		510	544,226
Credit Suisse Group AG 7.50%, 12/11/23(b)(e)		200	216,846
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		1,190	1,115,625
Lloyds Banking Group PLC 6.375%, 6/27/20(b)(e)	EUR	660	738,412
7.50%, 6/27/24(e)	US$	355	375,934
Macquarie Bank Ltd./London 6.125%, 3/08/27(b)(e)		200	200,844
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(e)		1,235	1,287,204
Series U 7.64%, 9/30/17(e)		1,400	1,304,492
Societe Generale SA 5.922%, 4/05/17(b)(e)		330	330,000
Standard Chartered PLC 2.549% (LIBOR 3 Month + 1.51%), 1/30/27(b)(e)(g)		1,000	837,320
7.50%, 4/02/22(b)(e)		557	575,381

			9,467,971

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		1,220	1,259,650

			10,727,621

Non Corporate Sectors–0.0%
Agencies—Not Government Guaranteed–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		295	302,006

			302,006

Total Corporates—Non-Investment Grade (cost $26,983,671)			26,777,819

GOVERNMENTS—SOVEREIGN AGENCIES–1.8%
Brazil–0.1%
Petrobras Global Finance BV 6.125%, 1/17/22		1,144	1,200,628
8.75%, 5/23/26		340	393,550

			1,594,178

Canada–1.4%
Canada Housing Trust No. 1 1.90%, 9/15/26(b)	CAD	2,900	2,132,199
2.25%, 12/15/25(b)		7,560	5,767,339
3.80%, 6/15/21(b)		11,485	9,473,948

			17,373,486

France–0.1%
Dexia Credit Local SA/New York NY 1.50%, 10/07/17(b)	US$	735	$734,926

Ireland–0.1%
Bank of Ireland 7.375%, 6/18/20(b)(e)	EUR	480	549,829

Israel–0.1%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)	US$	776	815,188

			815,188

United Kingdom–0.0%
Royal Bank of Scotland Group PLC 6.125%, 12/15/22		330	349,460

Total Governments—Sovereign Agencies (cost $21,511,432)			21,417,067

EMERGING MARKETS—TREASURIES–1.1%
Argentina–0.3%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	23,412	1,583,266
16.00%, 10/17/23		24,013	1,612,483

			3,195,749

Brazil–0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27	BRL	28,815	9,240,212

Egypt–0.0%
Citigroup Global Markets Holdings, Inc./United States Series F Zero Coupon, 3/08/18(b)	EGP	9,421	441,999

Total Emerging Markets—Treasuries (cost $11,940,713)			12,877,960

COVERED BONDS–0.6%
Australia–0.1%
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(b)	EUR	720	790,985
Westpac Banking Corp. Series E 1.50%, 3/24/21(b)		690	779,139

			1,570,124

Canada–0.1%
National Bank of Canada 1.50%, 3/25/21(b)		561	634,521
Royal Bank of Canada 1.625%, 8/04/20(b)		675	760,940

			1,395,461

2017 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		US $ Value

Denmark–0.1%
Danske Bank A/S Series E 1.25%, 6/11/21	EUR	700	$786,271

Norway–0.0%
DNB Boligkreditt AS Series E 3.875%, 6/16/21		573	710,921

Spain–0.1%
Banco de Sabadell SA 0.875%, 11/12/21(b)		600	659,193
CaixaBank SA Series 27 0.00% (EURIBOR 3 Month + 0.08%), 1/09/18(g)		200	213,609

			872,802

Switzerland–0.1%
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(b)		660	749,741
UBS AG/London Series E 1.375%, 4/16/21(b)		670	752,852

			1,502,593

United Kingdom–0.1%
Santander UK PLC Series E 1.625%, 11/26/20(b)		664	750,559

Total Covered Bonds (cost $7,835,068)			7,588,731

QUASI-SOVEREIGNS–0.5%
Quasi-Sovereign Bonds–0.5%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)	US$	1,503	1,625,009

China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(b)		951	1,006,627

Kazakhstan–0.0%
KazMunayGas National Co. JSC 6.375%, 4/09/21(b)		256	280,983
7.00%, 5/05/20(b)		225	247,531

			528,514

Mexico–0.3%
Petroleos Mexicanos 4.50%, 1/23/26		418	400,653
4.625%, 9/21/23		1,690	1,699,718
4.875%, 1/18/24		865	872,785

			2,973,156

South Africa–0.0%
Eskom Holdings SOC Ltd. 5.75%, 1/26/21(b)	US$	525	$527,233

Total Quasi-Sovereigns (cost $6,490,271)			6,660,539

AGENCIES–0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $5,717,139)		6,490	6,099,432

EMERGING MARKETS—SOVEREIGNS–0.4%
Angola–0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(b)		434	447,441

Argentina–0.0%
Argentine Republic Government International Bond 5.625%, 1/26/22(b)		497	508,928

Brazil–0.0%
Brazilian Government International Bond 4.875%, 1/22/21		188	198,105

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(b)		446	456,035
7.50%, 5/06/21(b)		380	419,900

			875,935

Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(b)		433	450,320
7.50%, 1/31/27(b)		535	567,876

			1,018,196

Turkey–0.2%
Turkey Government International Bond 4.875%, 10/09/26		855	822,780
6.00%, 3/25/27		1,072	1,113,808

			1,936,588

Total Emerging Markets—Sovereigns (cost $4,873,841)			4,985,193

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		US $ Value

EMERGING MARKETS—CORPORATE BONDS–0.3%
Industrial–0.3%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)	US$	415	$140,062
7.125%, 6/26/42(b)		1,765	635,400

			775,462

Communications—Telecommunications–0.0%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(b)		341	346,289

Consumer Non-Cyclical–0.1%
MARB BondCo PLC 7.00%, 3/15/24(b)		669	663,982
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		200	208,960
Minerva Luxembourg SA 6.50%, 9/20/26(b)		648	630,751

			1,503,693

Energy–0.0%
Ultrapar International SA 5.25%, 10/06/26(b)		542	539,290

Transportation—Services–0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(b)		710	731,300

Total Emerging Markets—Corporate Bonds (cost $4,151,059)			3,896,034

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	1,337	1,081,112
Province of Manitoba Canada 3.85%, 12/01/21		1,220	1,006,980

Total Local Governments—Provincial Bonds (cost $2,611,171)			2,088,092

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Bahrain–0.0%
Bahrain Government International Bond 7.00%, 10/12/28(b)	US$	515	537,449

Qatar–0.1%
Qatar Government International Bond 2.375%, 6/02/21(b)		873	863,179

Total Governments—Sovereign Bonds (cost $1,398,733)			1,400,628

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Argentina–0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(b)	US$	167	$172,544
9.125%, 3/16/24(b)		440	487,850
Provincia de Cordoba 7.125%, 6/10/21(b)		210	217,642

Total Local Governments—Regional Bonds (cost $864,426)			878,036

	Shares

SHORT-TERM INVESTMENTS–9.3%
Investment Companies–6.1%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.54%(a)(k) (cost $74,610,401)		74,610,401	74,610,401

	Principal Amount (000)
Governments—Treasuries–1.4%
Japan–1.4%
Japan Treasury Discount Bill Series 650 Zero Coupon, 6/12/17	JPY	590,000	5,302,101
Series 669 Zero Coupon, 6/12/17		1,280,000	11,504,846

Total Governments—Treasuries (cost $16,619,660)			16,806,947

US Treasury Bills–1.2%
US Treasury Bill Zero Coupon, 5/25/17 (cost $13,989,464)	US$	14,000	13,989,464

Agency Discount Note–0.6%
Federal Home Loan Bank Discount Notes Zero Coupon, 7/12/17 (cost $7,137,885)		7,150	7,137,885

Total Short-Term Investments (cost $112,357,410)			112,544,697

Total Investments—102.0% (cost $1,223,324,671)(m)			1,240,294,336

Other assets less liabilities—(2.0)%(n)			(23,797,531)

Net Assets—100.0%			$1,216,496,805

2017 Semi-Annual Report	43

Schedule of Investments (continued)

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	89	June 2017	$8,565,628	$8,733,939	$168,311
10 Yr Canadian Bond Futures	410	June 2017	42,091,383	42,336,504	245,121
10 Yr Japan Bond (OSE) Futures	6	June 2017	8,094,889	8,099,165	4,276
Euro STOXX 50 Index Futures	1,736	June 2017	61,707,764	63,448,302	1,740,538
FTSE 100 Index Futures	416	June 2017	38,027,193	37,920,386	(106,807)
Mini MSCI Emerging Markets Futures	415	June 2017	20,283,466	19,949,050	(334,416)
Russell 2000 Mini Futures	217	June 2017	14,905,789	15,020,740	114,951
S&P 500 E Mini Futures	154	June 2017	18,189,318	18,165,840	(23,478)
S&P Mid 400 E Mini Futures	17	June 2017	2,919,723	2,920,940	1,217
TOPIX Index Futures	208	June 2017	28,792,110	28,258,331	(533,779)
US Long Bond (CBT) Futures	14	June 2017	2,093,997	2,111,812	17,815
US T-Note 2 Yr (CBT) Futures	130	June 2017	28,143,327	28,138,906	(4,421)
US T-Note 5 Yr (CBT) Futures	164	June 2017	19,287,454	19,307,156	19,702
US T-Note 10 Yr (CBT) Futures	162	June 2017	20,114,926	20,179,125	64,199
US Ultra Bond (CBT) Futures	115	June 2017	18,324,325	18,471,875	147,550

Sold Contracts
Euro Buxl 30 Yr Bond Futures	21	June 2017	3,746,616	3,776,215	(29,599)
Euro-BOBL Futures	179	June 2017	25,162,866	25,168,154	(5,288)
Euro-Bund Futures	69	June 2017	11,875,505	11,881,995	(6,490)
Euro-OAT Futures	28	June 2017	4,381,983	4,392,143	(10,160)
Hang Seng Index Futures	49	April 2017	7,683,888	7,607,405	76,483
Long Gilt Futures	107	June 2017	17,031,871	17,103,419	(71,548)
S&P TSX 60 Index Futures	116	June 2017	15,958,933	15,912,110	46,823
SPI 200 Futures	139	June 2017	15,262,739	15,525,850	(263,111)
US T-Note 2 Yr (CBT) Futures	76	June 2017	16,426,579	16,450,438	(23,859)
US T-Note 5 Yr (CBT) Futures	32	June 2017	3,761,460	3,767,250	(5,790)
US T-Note 10 Yr (CBT) Futures	144	June 2017	17,905,182	17,937,000	(31,818)
US Ultra Bond (CBT) Futures	19	June 2017	3,039,656	3,051,875	(12,219)

					$1,184,203

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	TWD	51,218	USD	1,671	4/18/17	$(17,480)
Australia and New Zealand Banking Group Ltd.	AUD	9,598	USD	7,318	6/15/17	(5,509)
Bank of America, NA	NZD	4,264	USD	2,992	4/06/17	2,666
Bank of America, NA	USD	8,349	EUR	7,810	5/16/17	(1,646)
Barclays Bank PLC	USD	3,542	INR	231,358	4/11/17	27,046
Barclays Bank PLC	KRW	1,881,781	USD	1,662	5/18/17	(22,286)
BNP Paribas SA	USD	862	EUR	797	4/12/17	(11,357)
BNP Paribas SA	AUD	4,807	USD	3,644	5/16/17	(25,002)
BNP Paribas SA	CAD	6,306	USD	4,695	5/16/17	(49,740)
BNP Paribas SA	USD	10,411	AUD	13,570	5/16/17	(51,207)

44	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	27,733	CAD	36,321	5/16/17	$(405,386)
BNP Paribas SA	GBP	1,426	USD	1,778	5/18/17	(10,058)
BNP Paribas SA	USD	187	ARS	3,188	6/14/17	13,586
BNP Paribas SA	USD	7,359	AUD	9,598	6/15/17	(35,591)
BNP Paribas SA	USD	91	ARS	1,545	6/16/17	6,663
Citibank, NA	JPY	3,285,075	USD	29,348	4/07/17	(161,932)
Citibank, NA	USD	1,179	INR	77,022	4/11/17	8,714
Citibank, NA	EUR	995	USD	1,073	4/12/17	11,122
Citibank, NA	USD	1,033	EUR	969	4/12/17	1,864
Citibank, NA	MXN	11,133	USD	556	4/26/17	(36,568)
Citibank, NA	RUB	52,344	USD	886	4/28/17	(39,225)
Citibank, NA	USD	816	RUB	48,612	4/28/17	43,192
Citibank, NA	GBP	20,779	USD	25,375	5/18/17	(684,771)
Citibank, NA	ZAR	18,746	USD	1,394	5/24/17	8,783
Credit Suisse International	USD	4,743	CAD	6,207	4/07/17	(74,940)
Credit Suisse International	USD	1,760	TRY	6,543	4/11/17	36,481
Credit Suisse International	SEK	38,219	USD	4,250	5/11/17	(22,754)
Credit Suisse International	USD	16,795	CHF	16,878	5/16/17	96,395
Credit Suisse International	USD	6,445	EUR	6,078	5/16/17	50,970
Credit Suisse International	USD	5,761	JPY	643,917	5/16/17	32,093
Credit Suisse International	NOK	45,142	USD	5,409	6/15/17	147,487
Deutsche Bank AG	BRL	35,385	USD	11,168	4/04/17	(134,847)
Deutsche Bank AG	USD	11,280	BRL	35,385	4/04/17	23,060
Deutsche Bank AG	BRL	35,385	USD	11,214	5/03/17	(14,736)
Goldman Sachs Bank USA	BRL	1,994	USD	637	4/04/17	489
Goldman Sachs Bank USA	BRL	10,962	USD	3,460	4/04/17	(41,774)
Goldman Sachs Bank USA	USD	4,054	BRL	12,956	4/04/17	83,967
Goldman Sachs Bank USA	NZD	839	USD	602	4/06/17	14,089
Goldman Sachs Bank USA	CAD	46,541	USD	35,617	4/07/17	617,111
Goldman Sachs Bank USA	EUR	1,295	USD	1,390	4/12/17	8,185
Goldman Sachs Bank USA	JPY	4,553,417	USD	39,800	5/11/17	(1,154,611)
Goldman Sachs Bank USA	NZD	12,901	USD	8,936	5/16/17	(97,129)
HSBC Bank USA	BRL	44,353	USD	13,848	4/04/17	(319,158)
HSBC Bank USA	USD	13,998	BRL	44,353	4/04/17	169,022
HSBC Bank USA	AUD	16,825	USD	12,673	4/06/17	(181,073)
HSBC Bank USA	ZAR	20,370	USD	1,613	5/24/17	107,263
JPMorgan Chase Bank, NA	AUD	3,409	USD	2,567	4/06/17	(37,660)
JPMorgan Chase Bank, NA	NZD	3,426	USD	2,477	4/06/17	75,551
JPMorgan Chase Bank, NA	USD	3,484	INR	232,844	4/11/17	107,553
JPMorgan Chase Bank, NA	USD	1,205	TRY	4,390	4/11/17	(213)
JPMorgan Chase Bank, NA	MXN	41,738	USD	2,022	4/26/17	(199,378)
JPMorgan Chase Bank, NA	USD	735	MXN	15,163	4/26/17	72,432
JPMorgan Chase Bank, NA	PLN	19,002	USD	4,666	5/11/17	(123,489)
JPMorgan Chase Bank, NA	CAD	8,992	USD	6,706	5/16/17	(60,378)
JPMorgan Chase Bank, NA	CHF	28,123	USD	28,061	5/16/17	(83,188)
JPMorgan Chase Bank, NA	EUR	10,923	USD	11,562	5/16/17	(113,079)
JPMorgan Chase Bank, NA	USD	9,282	NZD	12,901	5/16/17	(247,982)

2017 Semi-Annual Report	45

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	13,107	GBP	10,657	5/18/17	$258,697
JPMorgan Chase Bank, NA	IDR	21,349,111	USD	1,583	5/19/17	(15,263)
JPMorgan Chase Bank, NA	EUR	11,737	USD	12,457	6/15/17	(105,384)
Morgan Stanley & Co., Inc.	USD	6,422	JPY	712,512	4/07/17	(20,910)
Morgan Stanley & Co., Inc.	EUR	59,766	USD	64,331	4/12/17	550,541
Morgan Stanley & Co., Inc.	JPY	710,000	USD	6,272	4/26/17	(110,359)
Morgan Stanley & Co., Inc.	JPY	182,755	USD	1,649	5/11/17	4,867
Morgan Stanley & Co., Inc.	USD	5,443	NOK	45,141	6/15/17	(182,082)
Royal Bank of Scotland PLC	AUD	2,500	USD	1,891	4/06/17	(19,039)
Royal Bank of Scotland PLC	USD	8,671	CAD	11,348	4/07/17	(137,676)
Royal Bank of Scotland PLC	USD	863	EUR	801	4/12/17	(8,477)
Royal Bank of Scotland PLC	USD	4,629	GBP	3,706	5/16/17	19,274
Royal Bank of Scotland PLC	USD	12,041	JPY	1,340,186	6/15/17	29,672
Royal Bank of Scotland PLC	USD	6,355	SEK	55,816	6/15/17	(104,275)
Standard Chartered Bank	USD	1,164	IDR	15,625,327	5/19/17	5,843
State Street Bank & Trust Co.	NZD	2,712	USD	1,938	4/06/17	36,835
State Street Bank & Trust Co.	EUR	2,671	USD	2,872	4/12/17	21,449
State Street Bank & Trust Co.	EUR	105	USD	111	4/12/17	(854)
State Street Bank & Trust Co.	USD	1,468	EUR	1,386	4/12/17	11,045
State Street Bank & Trust Co.	USD	2,050	EUR	1,898	4/12/17	(24,231)
State Street Bank & Trust Co.	USD	265	MXN	5,451	4/26/17	24,912
State Street Bank & Trust Co.	SEK	24,456	USD	2,730	5/11/17	(4,147)
State Street Bank & Trust Co.	GBP	265	USD	331	5/18/17	(1,508)
State Street Bank & Trust Co.	SGD	366	USD	259	5/18/17	(3,281)
State Street Bank & Trust Co.	ZAR	3,356	USD	260	5/24/17	11,584
State Street Bank & Trust Co.	CHF	6,303	USD	6,377	6/15/17	57,836
State Street Bank & Trust Co.	USD	6,670	CAD	8,773	6/15/17	(66,248)
State Street Bank & Trust Co.	USD	12,604	EUR	11,737	6/15/17	(40,775)
State Street Bank & Trust Co.	USD	1,447	GBP	1,153	6/15/17	(246)
UBS AG	GBP	737	USD	921	5/18/17	(4,192)
UBS AG	USD	440	IDR	5,906,148	5/19/17	2,732

						$(2,512,023)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	1.79	$	583	$49,775	$27,714
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	2.60		3,518	293,929	286,932
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	0.50		3,290	68,175	35,348
iTraxx-Europe Series 25, 5 Year Index, 6/20/21*	1.00	0.59	EUR	2,910	55,070	15,435

					$466,949	$365,429

* Termination date

46	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)		$430	12/21/26	2.497%	3 Month LIBOR	$ (5,690)
Citigroup Global Markets, Inc./(LCH Group)	NOK	114,860	5/11/18	0.950%	6 Month NIBOR	(23,355)
Citigroup Global Markets, Inc./(LCH Group)		89,160	5/19/18	0.990%	6 Month NIBOR	(23,789)
Citigroup Global Markets, Inc./(LCH Group)		69,450	8/01/18	0.960%	6 Month NIBOR	(17,840)
Citigroup Global Markets, Inc./(LCH Group)		18,010	8/04/18	1.008%	6 Month NIBOR	(7,062)
Citigroup Global Markets, Inc./(LCH Group)		51,460	8/12/18	1.128%	6 Month NIBOR	(34,612)
Citigroup Global Markets, Inc./(LCH Group)		$1,600	4/01/20	1.562%	3 Month LIBOR	2,858
Citigroup Global Markets, Inc./(LCH Group)		2,445	7/02/20	3 Month LIBOR	1.778%	(47)
Citigroup Global Markets, Inc./(LCH Group)		1,810	8/11/20	3 Month LIBOR	1.709%	(6,993)
Citigroup Global Markets, Inc./(LCH Group)		3,810	4/27/21	3 Month LIBOR	1.328%	(78,923)
Citigroup Global Markets, Inc./(LCH Group)		1,560	4/27/21	1.328%	3 Month LIBOR	(5,477)
Citigroup Global Markets, Inc./(LCH Group)		1,625	10/04/21	1.180%	3 Month LIBOR	52,647
Citigroup Global Markets, Inc./(LCH Group)		2,650	11/12/24	2.464%	3 Month LIBOR	(59,653)
Citigroup Global Markets, Inc./(LCH Group)		610	4/21/25	1.972%	3 Month LIBOR	10,118
Citigroup Global Markets, Inc./(LCH Group)		1,430	6/09/25	2.470%	3 Month LIBOR	(29,348)
Citigroup Global Markets, Inc./(LCH Group)		484	8/04/25	2.285%	3 Month LIBOR	(349)
Citigroup Global Markets, Inc./(LCH Group)		2,226	11/10/25	2.235%	3 Month LIBOR	(1,851)
Citigroup Global Markets, Inc./(LCH Group)		1,990	4/27/26	1.773%	3 Month LIBOR	82,766
Citigroup Global Markets, Inc./(LCH Group)		2,230	6/28/26	1.439%	3 Month LIBOR	164,269
Citigroup Global Markets, Inc./(LCH Group)	NZD	6,480	7/28/26	3 Month BKBM	2.473%	(335,529)
Citigroup Global Markets, Inc./(LCH Group)		6,480	7/28/26	2.473%	3 Month BKBM	(40,034)
Citigroup Global Markets, Inc./(LCH Group)		$1,410	10/11/26	1.592%	3 Month LIBOR	87,627
Citigroup Global Markets, Inc./(LCH Group)		1,410	10/11/26	3 Month LIBOR	1.592%	(88,317)
Citigroup Global Markets, Inc./(LCH Group)		1,010	11/10/35	2.613%	3 Month LIBOR	(9,978)
Citigroup Global Markets, Inc./(LCH Group)		160	8/06/45	2.680%	3 Month LIBOR	(1,329)

2017 Semi-Annual Report	47

Schedule of Investments (continued)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)		$160	8/06/45	3 Month LIBOR	2.680%	$ (1,309)
Morgan Stanley & Co., LLC/(CME Group)	MXN	102,160	12/17/18	4 Week TIIE	7.035%	(7,319)
Morgan Stanley & Co., LLC/(CME Group)	GBP	30,060	2/23/19	0.606%	6 Month LIBOR	4,879
Morgan Stanley & Co., LLC/(CME Group)		$27,740	2/27/19	3 Month LIBOR	1.544%	(18,157)
Morgan Stanley & Co., LLC/(CME Group)	EUR	11,300	3/20/22	0.272%	6 Month EURIBOR	(59,854)
Morgan Stanley & Co., LLC/(CME Group)	JPY	2,386,320	3/31/22	0.099%	6 Month LIBOR	9,828
Morgan Stanley & Co., LLC/(CME Group)	SEK	41,470	3/31/22	3 Month STIBOR	0.341%	(3,297)
Morgan Stanley & Co., LLC/(CME Group)	NZD	16,730	3/31/22	3 Month BKBM	2.936%	8,844
Morgan Stanley & Co., LLC/(CME Group)	MXN	24,510	12/07/26	7.830%	4 Week TIIE	(40,427)
Morgan Stanley & Co., LLC/(CME Group)		$1,570	12/21/26	3 Month LIBOR	2.497%	23,844
Morgan Stanley & Co., LLC/(CME Group)		1,040	4/04/27	2.436%	3 Month LIBOR	0
Morgan Stanley & Co., LLC/(LCH Group)	NZD	12,930	12/21/21	3 Month BKBM	3.059%	145,517
Morgan Stanley & Co., LLC/(LCH Group)		$840	10/04/26	1.459%	3 Month LIBOR	62,165
Morgan Stanley & Co., LLC/(LCH Group)		2,080	11/07/26	1.675%	3 Month LIBOR	116,024
Morgan Stanley & Co., LLC/(LCH Group)		2,080	11/07/26	3 Month LIBOR	1.675%	7,308
Morgan Stanley & Co., LLC/(LCH Group)		1,550	11/08/26	1.657%	3 Month LIBOR	89,063
Morgan Stanley & Co., LLC/(LCH Group)		1,550	11/09/26	1.672%	3 Month LIBOR	87,026

						$54,244

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	1.29%	$573	$ (47,373)	$ (15,589)	$(31,784)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.29	657	(54,318)	(18,534)	(35,784)

Sale Contracts
Citigroup Global Markets Ltd.
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	273	(34,046)	(38,479)	4,433

48	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	5.81%	$200	$(25,433)	$(28,859)	$3,426
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	673	(85,118)	(46,270)	(38,848)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	198	(25,176)	(14,549)	(10,627)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	3.02	370	(18,981)	(8,745)	(10,236)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	952	(121,047)	(70,910)	(50,137)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	36	(4,577)	(2,196)	(2,381)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	663	(84,312)	(57,958)	(26,354)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	35	(4,451)	(4,361)	(90)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	218	(27,614)	(29,195)	1,581
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	242	(30,772)	(29,419)	(1,353)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	243	(30,457)	(29,529)	(928)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,128	(143,425)	(58,628)	(84,797)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	940	(117,291)	(79,532)	(37,759)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	700	(89,005)	(56,874)	(32,131)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	209	(26,574)	(19,194)	(7,380)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	18	(2,256)	(1,714)	(542)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	35	(4,386)	(3,395)	(991)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	35	(4,386)	(3,674)	(712)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	69	(8,729)	(7,917)	(812)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	353	(44,654)	(51,058)	6,404
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	779	(99,191)	(109,764)	10,573
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	272	(34,585)	(20,385)	(14,200)

				$(1,168,157)	$(806,728)	$(361,429)

* Termination date

2017 Semi-Annual Report	49

Schedule of Investments (continued)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$ 6,180	7/15/20	1.527%	CPI#	$ 153,475
Barclays Bank PLC	2,350	1/15/21	1.490%	CPI#	60,517

					$ 213,992

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
MSCI Emerging Markets Index	33,035	LIBOR Plus 0.28%	$	13,712	11/15/17	$251,382

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $189,104,442 or 15.5% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Variable rate coupon, rate shown as of March 31, 2017.
(g)	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2017.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.482%, 4/25/26	4/29/16	$ 462,949	$468,081	0.04%
H/2 Asset Funding NRE Series 2015-1A 2.42%, 6/24/49	6/19/15	756,176	750,883	0.07%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 2.982%, 10/25/25	9/28/15	301,522	299,339	0.02%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.232%, 11/25/24	11/06/15	106,934	112,041	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.232%, 11/25/25	9/28/15	510,424	537,780	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.482%, 11/25/25	9/28/15	143,672	155,201	0.01%

50	Sanford C. Bernstein Fund, Inc.

(i)	Inverse interest only security.
(j)	IO—Interest Only.
(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

COP—Colombian Peso

EGP—Egyptian Pound

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2017 Semi-Annual Report	51

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2017 (Unaudited)

	Principal Amount (000)	US $ Value
MUNICIPAL OBLIGATIONS–66.6%
Long-Term Municipal Bonds–66.0%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,512,959
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	4,074,604

		7,587,563

Arizona–2.8%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010C 5.00%, 7/01/24	5,305	5,882,609
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,854,675
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,664,539
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	10,717,900
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	1,943,917
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	26,610,195

		52,673,835

California–2.0%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	7,922,315
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,104,038
Series 2010C 5.00%, 5/01/19	730	788,633
NATL Series 2006-32F 5.25%, 5/01/18	$680	$711,266
State of California Series 2014 5.00%, 10/01/29	50	58,229
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,134,921
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	7,675	7,698,102
Series 2015O 5.00%, 5/01/22	12,400	14,459,144

		36,876,648

Colorado–1.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	336,318
Series 2011A 5.25%, 11/15/18	13,135	13,974,589
5.50%, 11/15/19	4,375	4,834,463
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19(a)	1,000	1,047,520
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,167,500
5.125%, 1/15/23	2,000	2,154,340

		24,514,730

Connecticut–2.5%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,388,254
Series 2016A 5.00%, 3/15/23–3/15/24	35,845	41,097,077

		47,485,331

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	9,895	10,356,662

Florida–5.7%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	8,010,307
Citizens Property Insurance Corp. Series 2010A-1 5.25%, 6/01/17	2,855	2,874,842
Series 2012A 5.00%, 6/01/22	7,660	8,828,916
Series 2012A-1 5.00%, 6/01/21	10,490	11,882,023

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	US $ Value
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/18–10/01/19	$15,170	$16,218,661
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,852,775
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	8,922,331
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,795,694
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	7,942,858
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,637,340
Florida State Board of Education (State of Florida) Series 2017F 5.00%, 6/01/22–6/01/23	5,595	6,546,218
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	20,742,782
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	2,640	2,702,515
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,510,869
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,818,358

		107,286,489

Georgia–1.8%
State of Georgia Series 2016A 5.00%, 2/01/19	27,730	29,722,400
Series 2016E 5.00%, 12/01/23	3,550	4,239,801

		33,962,201

Hawaii–2.2%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24 (Pre-refunded/ETM)	5,800	6,649,004
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	11,627,092
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26	$18,785	$22,460,958

		40,737,054

Illinois–5.0%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,433,114
Series 2015B 5.00%, 1/01/24–1/01/28	28,115	32,515,298
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008A 5.00%, 6/01/21	4,685	4,901,681
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,734,083
State of Illinois Series 2010 5.00%, 1/01/18	160	163,690
Series 2012 5.00%, 8/01/21	1,665	1,762,919
Series 2013 5.00%, 7/01/21–7/01/22	1,805	1,909,647
Series 2013A 5.00%, 4/01/20–4/01/22	3,640	3,839,973
Series 2014 5.00%, 5/01/24–5/01/28	3,170	3,355,508
Series 2016 5.00%, 2/01/22–2/01/24	11,350	12,004,595
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/18	9,655	10,076,827
Series 2016D 5.00%, 6/15/22–6/15/23	16,965	19,288,711

		93,986,046

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	3,084,200

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	1,550	1,612,186
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/17–9/01/19	9,705	10,164,933

		11,777,119

2017 Semi-Annual Report	53

Schedule of Investments (continued)

Principal Amount (000)		US $ Value
Massachusetts–4.4%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	$8,750	$9,956,975
Series 2013B 5.00%, 8/01/17	32,490	32,932,189
Series 2016H 5.00%, 12/01/22	9,655	11,326,087
NATL Series 2000F 1.245%, 12/01/30(b)	1,975	1,819,840
NATL Series 2000G 1.245%, 12/01/30(b)	5,600	5,160,966
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	5,812,970
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	8,434,005
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/18	1,920	1,970,726
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	6,189,950

		83,603,708

Michigan–1.9%
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,421,257
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/24	10,115	11,721,464
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	3,445	3,505,942
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	5,827,187
University of Michigan Series 2017A 5.00%, 4/01/23	1,955	2,307,447
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	$2,000	$2,280,760

		36,064,057

Minnesota–0.2%
South Washington County Independent School District No 833/MN Series 2016B 5.00%, 2/01/22	2,600	2,995,564

Mississippi–1.1%
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)	3,870	4,324,648
5.00%, 8/01/23 (Pre-refunded/ETM)	1,790	2,000,289
Series 2010D 5.00%, 8/01/23 (Pre-refunded/ETM)	3,835	4,285,536
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	6,035,361
Series 2010D 5.00%, 8/01/23	3,695	4,094,762

		20,740,596

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	7,226,031

Nevada–1.5%
Clark County School District NATL Series 2006C 5.00%, 6/15/21 (Pre-refunded/ETM)	4,285	4,319,837
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,101,668
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,296,740
County of Clark NV (County of Clark NV Fuel Tax) Series 2016 5.00%, 7/01/18–7/01/19	19,380	20,552,191

		28,270,436

New Jersey–3.0%
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	180	185,159
Series 2011EE 5.00%, 9/01/18 (Pre-refunded/ETM)	3,625	3,824,738
5.25%, 9/01/19 (Pre-refunded/ETM)	2,465	2,700,383

54	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		US $ Value
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/18	$1,315	$1,362,130
5.25%, 9/01/19	915	972,270
Series 2017B 5.00%, 11/01/20	1,255	1,327,614
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,015,322
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,525,634
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18	7,500	7,732,500
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	19,083,254
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,420,382

		57,149,386

New York–8.7%
City of New York NY Series 2010B 5.00%, 8/01/17	6,250	6,334,625
Series 2013B 5.00%, 8/01/19	3,860	4,196,708
Series 2013H 5.00%, 8/01/25	2,510	2,914,587
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	12,884,883
Series 2015A 5.00%, 8/01/23	7,220	8,490,792
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	19,769,964
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	16,082,720
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	23,637,109
Series 2014C 5.00%, 11/01/28	10,665	12,420,885
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	5,771
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	18,651,908
Series 2014C 5.00%, 3/15/27–3/15/29	$26,340	$30,721,873
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.085%, 1/01/39(b)	5,000	4,471,430
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 2.457%, 3/01/27(b)	2,080	1,965,088

		162,548,343

North Carolina–0.4%
North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/29(c)	1,000	1,152,000
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	5,350	6,246,875

		7,398,875

Ohio–0.5%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,071,970
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,581,928
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/21	1,105	1,270,993

		8,924,891

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,091,690

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/26	825	940,913
5.25%, 4/01/26 (Pre-refunded/ETM)	5,105	5,837,159

		6,778,072

Pennsylvania–2.6%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,652,069

2017 Semi-Annual Report	55

Schedule of Investments (continued)

	Principal Amount (000)	US $ Value
City of Philadelphia PA Series 2011 5.25%, 8/01/17	$2,285	$2,316,122
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,701,700
Coatesville School District AGM Series 2017 5.00%, 8/01/22–8/01/23	2,375	2,733,361
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,906,322
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/18 (Pre-refunded/ETM)	1,990	2,093,460
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	2,535	2,595,536
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012B 5.00%, 7/01/22	1,455	1,464,807
Pennsylvania Intergovernmental Cooperation Authority Series 2010 5.00%, 6/15/17	6,000	6,049,140
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,463,446
State Public School Building Authority (School District of Philadelphia/The) Series 2012 5.00%, 4/01/26	1,110	1,193,494

		48,169,457

Puerto Rico–0.1%
Puerto Rico Highways & Transportation Authority NATL Series 2003AA 5.50%, 7/01/17	555	559,823
5.50%, 7/01/17 (Pre-refunded/ETM)	825	834,182

		1,394,005

Texas–8.4%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,255,700
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	13,749,185

	Principal Amount (000)	US $ Value
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	$1,290	$1,519,298
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,528,074
City of Dallas TX Series 2014 5.00%, 2/15/22	19,045	21,359,348
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,036,213
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	715,215
Series 2014 5.00%, 2/01/21	2,000	2,265,420
County of Fort Bend TX Series 2015A 5.00%, 3/01/21 Series 2015B	2,000	2,263,740
5.00%, 3/01/21–3/01/22	5,625	6,423,649
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,812,580
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	2,065,084
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20–8/15/24	10,525	11,752,708
State of Texas Series 2014 5.00%, 4/01/22	1,790	2,075,111
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,665,779
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 1/01/18	3,760	3,769,738
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	23,417,108
University of Houston Series 2017A 5.00%, 2/15/22–2/15/23	29,400	33,976,220
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	9,755	10,768,252
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 7/15/24	2,580	3,070,922

		158,489,344

56	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	US $ Value
Virginia–0.6%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	$5,815	$6,603,576
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2016A 5.00%, 2/01/19	4,095	4,388,448

		10,992,024

Washington–6.2%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	7,835	8,739,629
Series 2011B 5.50%, 7/01/23	5,540	6,242,361
City of Seattle WA Series 2016A 5.00%, 4/01/19	1,780	1,917,665
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	7,960	8,711,424
5.00%, 1/01/21 (Pre-refunded/ETM)	3,875	4,262,771
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	1,295	1,307,963
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	16,664,952
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/25	8,615	10,292,341
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	10,918,230
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	5,939,226
Series 2012 5.00%, 12/01/26	6,065	6,994,643
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,435,616
Series 20152 5.00%, 7/01/24	3,755	4,485,423
Series 2015R 5.00%, 7/01/23	3,735	4,405,843
Series 2016R 4.00%, 8/01/19	11,290	12,033,108

Principal Amount (000)		US $ Value
State of Washington COP Series 2015C 5.00%, 1/01/21–7/01/21	$8,095	$9,165,161

		116,516,356

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,435	1,365,173

Wisconsin–0.3%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,245	3,559,278
Series 2016B 5.00%, 12/01/25	2,510	2,769,233

		6,328,511

Total Long-Term Municipal Bonds (cost $1,202,328,077)		1,238,374,397

Short-Term Municipal Notes–0.6%
California–0.6%
State of California Series 2010B 0.77%, 5/01/40(d) (cost $10,955,000)	10,955	10,955,000

Total Municipal Obligations (cost $1,213,283,077)		1,249,329,397

	Shares
INVESTMENT COMPANIES–20.3%
Funds and Investment Trusts–20.3%(e)
AB All Market Real Return Portfolio–Class Z	1,872,006	15,706,129
iShares Core MSCI Emerging Markets ETF	1,073,415	51,298,503
SPDR S&P 500 ETF Trust	1,277,723	301,210,420
Vanguard Mid-Cap ETF	93,918	13,077,142

Total Investment Companies (cost $353,795,324)		381,292,194

Principal Amount (000)
GOVERNMENTS—TREASURIES–3.5%
United States–3.5%
US Treasury Notes 1.25%, 3/31/21(f)	$7,891	7,728,248
1.625%, 11/30/20(g)	14,837	14,793,528
2.125%, 11/30/23	43,911	43,760,034

Total Governments—Treasuries (cost $66,409,351)		66,281,810

2017 Semi-Annual Report	57

Schedule of Investments (continued)

Company	Shares	US $ Value
SHORT-TERM INVESTMENTS–8.8%
Investment Companies–7.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.54%(e)(h) (cost $133,307,685)	133,307,685	$133,307,685

Principal Amount (000)		US $ Value
US Treasury Bills–1.7%
US Treasury Bill Zero Coupon, 5/18/17–6/01/17(f) (cost $32,468,357)	$32,500	$32,468,357

Total Short-Term Investments (cost $165,776,042)		165,776,042

Total Investments—99.2% (cost $1,799,263,794)		1,862,679,443

Other assets less liabilities—0.8%		14,563,641

Net Assets—100.0%		$1,877,243,084

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	2,624	June 2017	$93,272,566	$95,903,425	$ 2,630,859
FTSE 100 Index Futures	641	June 2017	58,594,785	58,430,210	(164,575)
Mini MSCI EAFE Futures	599	June 2017	51,882,131	53,370,900	1,488,769
Russell 2000 Mini Futures	387	June 2017	26,568,969	26,788,140	219,171
S&P 500 E Mini Futures	154	June 2017	18,188,460	18,165,840	(22,620)
S&P Mid 400 E Mini Futures	28	June 2017	4,808,956	4,810,960	2,004
TOPIX Index Futures	317	June 2017	43,880,283	43,066,783	(813,500)

Sold Contracts
Hang Seng Index Futures	90	April 2017	14,113,264	13,972,785	140,479
S&P TSX 60 Index Futures	202	June 2017	27,790,275	27,709,020	81,255
SPI 200 Futures	253	June 2017	27,780,380	28,259,280	(478,900)
US T-Note 10 Yr (CBT) Futures	601	June 2017	74,584,351	74,862,063	(277,712)

					$2,805,230

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	13,500	EUR	12,628	5/16/17	$(2,661)
Bank of America, NA	USD	1,835	GBP	1,465	5/16/17	1,586
Barclays Bank PLC	AUD	15,533	USD	11,856	5/16/17	(2,092)
Barclays Bank PLC	USD	17,147	EUR	16,015	5/16/17	(29,748)
Barclays Bank PLC	USD	9,799	SEK	86,331	5/16/17	(145,908)
BNP Paribas SA	AUD	7,323	USD	5,553	5/16/17	(38,094)
BNP Paribas SA	CAD	9,769	USD	7,273	5/16/17	(77,056)
BNP Paribas SA	USD	27,883	AUD	36,344	5/16/17	(137,144)
BNP Paribas SA	USD	43,823	CAD	57,392	5/16/17	(640,569)
Credit Suisse International	NOK	77,652	USD	9,302	5/16/17	254,309
Credit Suisse International	USD	25,459	CHF	25,585	5/16/17	146,119
Credit Suisse International	USD	10,049	EUR	9,476	5/16/17	79,470
Credit Suisse International	USD	9,216	JPY	1,030,217	5/16/17	51,347

58	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	NZD	20,218	USD	14,005	5/16/17	$(152,120)
Goldman Sachs Bank USA	USD	11,470	CAD	15,097	5/16/17	(110,753)
Goldman Sachs Bank USA	USD	16,053	JPY	1,790,101	5/16/17	50,781
Goldman Sachs Bank USA	USD	8,486	NOK	70,598	5/16/17	(260,009)
JPMorgan Chase Bank, NA	CAD	15,193	USD	11,330	5/16/17	(102,013)
JPMorgan Chase Bank, NA	CHF	44,153	USD	44,056	5/16/17	(130,608)
JPMorgan Chase Bank, NA	EUR	34,374	USD	36,413	5/16/17	(327,056)
JPMorgan Chase Bank, NA	USD	14,546	NZD	20,218	5/16/17	(388,634)
Royal Bank of Scotland PLC	USD	7,172	GBP	5,743	5/16/17	29,865
State Street Bank & Trust Co.	CHF	10,357	USD	10,467	5/16/17	101,635

						$(1,829,353)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$ 45,000	10/23/17	1.658%	CPI#	$ (424,467)
Barclays Bank PLC	28,000	10/23/19	1.873%	CPI#	(271,423)
Barclays Bank PLC	12,000	10/23/26	2.310%	CPI#	(410,510)
Barclays Bank PLC	10,000	10/23/29	2.388%	CPI#	(398,622)
Citibank, NA	25,380	12/14/20	1.548%	CPI#	801,338
Citibank, NA	28,000	10/23/21	2.039%	CPI#	(446,038)
Citibank, NA	22,000	11/04/23	1.900%	CPI#	596,141
Deutsche Bank AG	12,900	7/15/20	1.265%	CPI#	624,697
Deutsche Bank AG	10,000	9/04/25	1.818%	CPI#	319,950
JPMorgan Chase Bank, NA	10,000	3/02/24	2.175%	CPI#	20,944
JPMorgan Chase Bank, NA	13,000	11/04/26	2.015%	CPI#	410,697

					$ 822,707

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$ 11,000	7/11/22	0.745%	SIFMA*	$ 497,247
JPMorgan Chase Bank, NA	11,340	6/07/22	0.906%	SIFMA*	408,863

					$ 906,110

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

2017 Semi-Annual Report	59

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
MSCI Emerging Markets Index	53,612	LIBOR Plus 0.28%	$21,611	11/15/17	$971,763

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $3,750,035 or 0.2% of net assets.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $13,417,324 or 0.71% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.3% and 0.4%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

60	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2017 (Unaudited)

Principal Amount (000)		US $ Value
MUNICIPAL OBLIGATIONS–67.0%
Long-Term Municipal Bonds–63.9%
California–54.7%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,129,640
Anaheim Public Financing Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,207,130
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,383,280
California Econ Recovery Series 2009A 5.00%, 7/01/17 (Pre-refunded/ETM)	2,115	2,136,594
5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	7,094,584
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,535,057
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,366,680
California Infrastructure & Economic Development Bank Series 2016 5.00%, 10/01/22	11,970	14,086,655
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	3,000	3,439,710
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	985	986,015
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,664,535
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,725,381
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,299,837
Series 2014A 5.00%, 9/01/30	4,375	5,052,556
California State University Series 2011A 5.25%, 11/01/26	$2,035	$2,352,440
Series 2016A 5.00%, 11/01/25	1,000	1,221,140
Series 2017A 5.00%, 11/01/25–11/01/30	3,160	3,829,562
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,592,546
Central Coast Water Authority Series 2016 5.00%, 10/01/19	5,685	6,201,425
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,301,694
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,578,832
City of Hayward CA COP Series 2015 5.00%, 11/01/22	3,365	3,915,985
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,224,240
Series 2015A 5.00%, 5/15/21	3,000	3,392,730
NATL Series 1998A 6.00%, 5/15/18	3,305	3,486,345
City of Los Angeles Department of Airports Series 2017B 5.00%, 5/15/21	1,875	2,114,869
City of Los Angeles Department of Airports (Los Angeles Intl Airport) 5.00%, 5/15/18	1,000	1,044,530
Series 2010A 5.00%, 5/15/25	1,500	1,668,180
Series 2010D 5.25%, 5/15/28	4,145	4,639,872
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,590,146
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	360	368,392
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24	5,385	6,217,359
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,275,307
Series 2014B 5.00%, 3/01/26	2,360	2,767,950

2017 Semi-Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		US $ Value
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	$3,500	$4,137,665
Corona-Norco Unified School District Series 2015 5.00%, 8/01/18	1,000	1,054,030
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,041,761
Fremont Community Facilities District No 1

Series 2015 5.00%, 9/01/28	1,505	1,645,191
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18(b)	4,280	4,417,902
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,660,721
Long Beach Unified School District Series 2016 5.00%, 8/01/24	4,175	5,024,070
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	1,950	2,342,164
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013C 5.00%, 7/01/19	1,240	1,348,078
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,137,530
Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	6,360	6,680,480
Series 2010KRY 5.25%, 7/01/25	160	180,086
Series 2014C 5.00%, 7/01/27	6,815	8,055,262
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,814,616
Palomar Health Series 2016 4.00%, 11/01/19	550	571,676
5.00%, 11/01/20	1,230	1,332,250
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	6,897,249
Port of Los Angeles Series 2011A 5.00%, 8/01/19	$1,500	$1,626,165
Series 2016A 4.00%, 8/01/18	2,755	2,862,142
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,212,430
Romoland School District Series 2015 5.00%, 9/01/23	300	336,654
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,690,471
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,345,700
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,521,248
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	1,570	1,699,132
5.00%, 5/15/22 (Pre-refunded/ETM)	5,740	6,212,115
San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District Sales Tax) Series 2010 5.00%, 7/01/27	2,000	2,231,900
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011G 5.00%, 5/01/24 (Pre-refunded/ETM)	1,775	2,027,387
5.00%, 5/01/24	695	789,555
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	538,555
Series 2011 5.00%, 5/01/17	2,225	2,231,653
5.25%, 5/01/18	1,015	1,060,553
Series 2012-2 5.00%, 5/01/27	1,270	1,456,855
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,333,060
NATL Series 2006-32F 5.25%, 5/01/18	675	706,037
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	5,822,300

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		US $ Value
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/27	$750	$860,130
Simi Valley Unified School District Series 2017 5.00%, 8/01/20–8/01/22(b)	3,900	4,459,890
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22–11/01/24	8,675	9,809,100
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	5,786,487
State of California Series 2011 5.00%, 10/01/20	1,500	1,684,335
Series 2013 5.00%, 10/01/19–2/01/21	7,185	7,935,975
Series 2015
5.00%, 8/01/22–3/01/24	3,975	4,680,663
NATL Series 2007 5.00%, 11/01/23	3,200	3,272,832
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/25	1,900	2,221,936
University of California Series 2010U 5.00%, 5/15/18	2,555	2,670,818
Series 2012G 5.00%, 5/15/23	7,400	8,622,036
Series 2013A 5.00%, 5/15/48	6,000	7,087,260
Series 2015A 5.00%, 5/15/21	4,000	4,581,920
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25	1,790	2,031,113
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	4,908,026
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,314,138

		302,862,500

Colorado–0.4%
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	690	743,392
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,235,008

		1,978,400

Florida–0.4%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	$2,035	$2,200,852
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/17	150	151,514

		2,352,366

Illinois–1.2%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	551,496
State of Illinois Series 2010 5.00%, 1/01/18	160	163,690
Series 2012 5.00%, 8/01/21	350	370,583
Series 2013A 5.00%, 4/01/20	1,415	1,489,528
Series 2014 5.00%, 5/01/25	2,165	2,275,372
Series 2016 5.00%, 2/01/22	1,520	1,605,089

		6,455,758

Massachusetts–0.5%
Commonwealth of Massachusetts NATL Series 2000E 1.245%, 12/01/30(c)	1,925	1,773,764
NATL Series 2000F 1.245%, 12/01/30(c)	1,250	1,151,798

		2,925,562

Michigan–1.1%
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) Series 2014D4 5.00%, 7/01/17	3,370	3,400,937
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,462,100

		5,863,037

New Jersey–2.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,430,339
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	6,950	7,502,525

2017 Semi-Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		US $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	$5,000	$5,316,850

		14,249,714

New York–1.6%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	7,935	8,246,369
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.085%, 1/01/39(c)	1,000	894,286

		9,140,655

Puerto Rico–0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	1,000	1,031,600

Texas–0.6%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	3,123,828

Washington–0.4%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,481,527

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,135	1,244,925

Total Long-Term Municipal Bonds (cost $344,926,429)		353,709,872

Short-Term Municipal Notes–3.1%
California–3.1%
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 0.92%, 4/01/25–9/15/29(d)	7,400	7,400,000
Irvine Unified School District Series 2014 0.80%, 9/01/54(d)	10,000	10,000,000

Total Short-Term Municipal Notes (cost $17,400,000)		17,400,000

Total Municipal Obligations (cost $362,326,429)		371,109,872

Company	Shares	US $ Value
INVESTMENT COMPANIES–19.8%
Funds and Investment Trusts–19.8%(e)
AB All Market Real Return Portfolio–Class Z	547,180	$4,590,844
iShares Core MSCI Emerging Markets ETF	314,887	15,048,450
SPDR S&P 500 ETF Trust	366,079	86,299,463
Vanguard Mid-Cap ETF	26,350	3,668,974

Total Investment Companies (cost $101,711,943)		109,607,731

	Principal Amount (000)
GOVERNMENTS—TREASURIES–3.5%
United States–3.5%
US Treasury Notes 1.625%, 11/30/20(f)	$1,200	1,196,484
1.625%, 10/31/23	1,300	1,256,328
2.125%, 11/30/23	17,071	17,012,310

Total Governments—Treasuries (cost $19,431,086)		19,465,122

	Shares
SHORT-TERM INVESTMENTS–10.4%
Investment Companies–5.8%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.54%(e)(g) (cost $32,363,563)	32,363,563	32,363,563

	Principal Amount (000)
US Treasury Bills–4.6%
US Treasury Bill Zero Coupon, 4/06/17–5/25/17(h)	$15,200	15,195,804
Zero Coupon, 6/22/17	10,200	10,182,841

Total US Treasury Bills (cost $25,378,645)		25,378,645

Total Short-Term Investments (cost $57,742,208)		57,742,208

Total Investments—100.7% (cost $541,211,666)		557,924,933

Other assets less liabilities—(0.7)%		(4,132,882)

Net Assets—100.0%		$553,792,051

64	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	795	June 2017	$28,259,028	$29,056,106	$797,078
FTSE 100 Index Futures	191	June 2017	17,459,601	17,410,562	(49,039)
Mini MSCI EAFE Futures	154	June 2017	13,338,645	13,721,400	382,755
Russell 2000 Mini Futures	114	June 2017	7,809,321	7,891,080	81,759
S&P 500 E-Mini Futures	65	June 2017	7,677,300	7,667,400	(9,900)
S&P Mid 400 E Mini Futures	7	June 2017	1,202,238	1,202,740	502
TOPIX Index Futures	96	June 2017	13,288,667	13,042,307	(246,360)

Sold Contracts
Hang Seng Index Futures	26	April 2017	4,077,165	4,036,582	40,583
S&P TSX 60 Index Futures	59	June 2017	8,117,110	8,093,229	23,881
SPI 200 Futures	72	June 2017	7,905,879	8,042,167	(136,288)
US T-Note 10 Yr (CBT) Futures	177	June 2017	21,965,648	22,047,563	(81,915)

					$803,056

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	3,952	EUR	3,697	5/16/17	$(779)
Bank of America, NA	USD	873	GBP	697	5/16/17	754
Barclays Bank PLC	AUD	4,357	USD	3,325	5/16/17	(587)
Barclays Bank PLC	USD	5,633	EUR	5,261	5/16/17	(9,772)
Barclays Bank PLC	USD	2,937	SEK	25,873	5/16/17	(43,728)
BNP Paribas SA	AUD	2,146	USD	1,627	5/16/17	(11,162)
BNP Paribas SA	CAD	2,835	USD	2,111	5/16/17	(22,362)
BNP Paribas SA	USD	8,151	AUD	10,624	5/16/17	(40,089)
BNP Paribas SA	USD	12,841	CAD	16,817	5/16/17	(187,698)
Credit Suisse International	NOK	20,868	USD	2,500	5/16/17	68,342
Credit Suisse International	USD	7,460	CHF	7,497	5/16/17	42,814
Credit Suisse International	USD	2,931	EUR	2,764	5/16/17	23,182
Credit Suisse International	USD	2,663	JPY	297,671	5/16/17	14,836
Goldman Sachs Bank USA	NZD	5,922	USD	4,103	5/16/17	(44,563)
Goldman Sachs Bank USA	USD	3,340	CAD	4,396	5/16/17	(32,245)
Goldman Sachs Bank USA	USD	5,184	JPY	578,072	5/16/17	16,399
Goldman Sachs Bank USA	USD	2,508	NOK	20,868	5/16/17	(76,856)
JPMorgan Chase Bank, NA	CAD	4,459	USD	3,325	5/16/17	(29,942)
JPMorgan Chase Bank, NA	CHF	12,912	USD	12,883	5/16/17	(38,193)
JPMorgan Chase Bank, NA	EUR	10,071	USD	10,668	5/16/17	(95,756)
JPMorgan Chase Bank, NA	USD	4,261	NZD	5,922	5/16/17	(113,842)
Royal Bank of Scotland PLC	USD	2,092	GBP	1,675	5/16/17	8,711
State Street Bank & Trust Co.	CHF	2,879	USD	2,910	5/16/17	28,253

						$(544,283)

2017 Semi-Annual Report	65

Schedule of Investments (continued)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$15,000	10/23/17	1.658%	CPI#	$(141,489)
Barclays Bank PLC	10,000	10/23/19	1.873%	CPI#	(96,937)
Barclays Bank PLC	5,000	10/23/26	2.310%	CPI#	(171,046)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(39,862)
Citibank, NA	7,280	12/14/20	1.548%	CPI#	229,856
Citibank, NA	6,400	10/23/21	2.039%	CPI#	(101,951)
Citibank, NA	7,000	11/04/23	1.900%	CPI#	189,681
Deutsche Bank AG	3,700	7/15/20	1.265%	CPI#	179,177
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	127,980
JPMorgan Chase Bank, NA	3,000	3/02/24	2.175%	CPI#	6,283
JPMorgan Chase Bank, NA	4,000	11/04/26	2.015%	CPI#	126,368

					$308,060

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
iShares MSCI Emerging Markets ETF	15,790	LIBOR Plus 0.28%	$	6,365	11/15/17	$286,207

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $1,729,407 or 0.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of these securities amounted to $3,819,848 or 0.69% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.6% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

66	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2017 (Unaudited)

	Principal Amount (000)	US $ Value
MUNICIPAL OBLIGATIONS–65.3%
Long-Term Municipal Bonds–65.0%
Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,085,220

Arizona–0.6%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	2,864,018

Colorado–1.2%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,600,891
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	600	646,428
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,188,429

		5,435,748

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,315,754

Florida–2.0%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	3,673,670
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,216,868
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,743,533
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	178,480

		8,812,551

Illinois–1.7%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	476,292
State of Illinois Series 2010 5.00%, 1/01/18	$160	$163,689
Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,277,492
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,852,169

		7,769,642

Michigan–1.3%
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/26	5,055	5,836,200

New Jersey–2.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,824,656
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,615,380
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,097,478

		10,537,514

New York–53.4%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	3,900,211
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,040,080
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	813,660
City of New York NY Series 2010B 5.00%, 8/01/19	1,275	1,386,218
Series 2010H 5.00%, 6/01/19 (Pre-refunded/ETM)	945	1,022,651
5.00%, 6/01/19	275	297,473
Series 2014A 5.00%, 8/01/28	1,285	1,493,093
Series 2014J 5.00%, 8/01/27	1,085	1,269,385
Series 2016E 5.00%, 8/01/19	4,485	4,876,227
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,258,920

2017 Semi-Annual Report	67

Schedule of Investments (continued)

Principal Amount (000)		US $ Value
County of Nassau NY Series 2011A 5.00%, 4/01/20	$2,050	$2,261,478
Series 2014A 5.00%, 4/01/25	4,775	5,556,094
County of Westchester NY Series 2016A 5.00%, 1/01/21–1/01/23	10,435	12,101,025
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	791,007
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)	385	376,287
Metropolitan Transportation Authority Series 2011C 5.00%, 11/15/25	6,505	7,431,312
Series 2012 5.00%, 11/15/22	2,650	3,086,746
Series 2012F 5.00%, 11/15/25	1,000	1,151,580
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	11,450,858
Series 2016A 5.00%, 11/15/25	1,375	1,667,078
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,096,240
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	557,030
Series 2011GG 5.00%, 6/15/26	8,070	9,168,085
Series 2015G 5.00%, 6/15/27	2,885	3,458,884
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	4,808,084
Series 2010I-2 5.00%, 11/01/19	2,000	2,192,980
Series 2011B 5.00%, 2/01/21	4,110	4,652,150
Series 2012D 5.00%, 11/01/22	1,220	1,428,913
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	$1,000	$1,080,320
Series 2013I 5.00%, 5/01/22	2,270	2,636,128
Series 2014B 5.00%, 11/01/26	4,000	4,698,280
Series 2014C 5.00%, 11/01/17	980	1,003,275
5.00%, 11/01/17 (Pre-refunded/ETM)	2,360	2,415,507
Series 2015C 4.00%, 11/01/17	2,885	2,937,020
5.00%, 11/01/28	2,145	2,524,472
Series 2017 5.00%, 11/01/26	1,925	2,337,893
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	5,575	6,606,208
New York State Dormitory Authority Series 2008A 5.00%, 3/15/18 (Pre-refunded/ETM)	4,635	4,816,414
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	645	674,793
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,727,068
AGM Series 2015 5.00%, 10/01/22	2,725	3,161,790
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21–3/15/23	12,235	14,053,768
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/24(a)	700	780,395
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,609,226
Series 2014A 5.00%, 2/15/18–2/15/28	3,060	3,428,187
Series 2014C 5.00%, 3/15/29	3,000	3,485,760
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,140,990
Series 2015A 5.00%, 7/01/18	3,440	3,607,631

68	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		US $ Value
New York State Dormitory Authority (State University of New York) Series 2012A 5.00%, 7/01/26	$1,965	$2,239,962
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	1,947,507
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,796,779
Series 2012A 5.00%, 4/01/20	1,975	2,189,149
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,696,064
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,049,315
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/18	3,890	4,042,644
Series 2013C 5.00%, 3/15/20	1,970	2,182,287
Series 2016A 5.00%, 3/15/22–3/15/24	6,600	7,719,181
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26–8/01/31	4,170	4,367,422
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	1,974,937
Niagara Falls City School District Series 2016 5.00%, 6/15/18–6/15/19	3,855	4,099,205
Niagara Frontier Transportation Authority AGM Series 2004A2 1.621%, 4/01/24(c)	1,000	958,812
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	2,936,841
Series 2013-180 5.00%, 6/01/21	2,500	2,852,275
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,482,864
Series 2015E 5.00%, 10/15/23	1,000	1,166,740
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/18–10/15/25	$5,740	$6,633,509
State of New York Series 2011A 5.00%, 2/15/18	7,850	8,128,832
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18	1,550	1,568,337
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,678,832
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	1,500	1,758,645
Series 2016B 5.00%, 12/15/20	5,185	5,532,551

		241,321,564

Ohio–0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	210	192,582
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	300	275,160

		467,742

Pennsylvania–1.0%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	222,900
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,409,520

		4,632,420

Washington–0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,577,863

Total Long-Term Municipal Bonds (cost $285,886,145)		293,656,236

2017 Semi-Annual Report	69

Schedule of Investments (continued)

Principal Amount (000)		US $ Value
Short-Term Municipal Notes–0.3%
New York–0.3%
New York State Housing Finance Agency (160 Madison Ave LLC) Series 2013A 0.96%, 11/01/46(d) (cost $1,500,000)	$1,500	$1,500,000

Total Municipal Obligations (cost $287,386,145)		295,156,236

	Shares
INVESTMENT COMPANIES–19.8%
Funds and Investment Trusts–19.8%(e)
SPDR S&P 500 ETF Trust	299,535	70,612,381
iShares Core MSCI Emerging Markets ETF	257,154	12,289,389
Vanguard Mid-Cap ETF	20,891	2,908,863
AB All Market Real Return Portfolio–Class Z	448,248	3,760,799

Total Investment Companies (cost $83,140,210)		89,571,432

	Principal Amount (000)
GOVERNMENTS—TREASURIES–3.5%
United States–3.5%
US Treasury Notes
1.625%, 11/30/20(f)	$1,000	997,070
1.625%, 10/31/23	2,200	2,126,093
2.125%, 11/30/23	12,755	12,711,149

Total Governments—Treasuries (cost $15,812,572)		15,834,312

SHORT-TERM INVESTMENTS–10.4%
Investment Companies–5.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.54%(e)(g) (cost $25,939,726)	25,939,726	$25,939,726

	Principal Amount (000)
US Treasury Bills–4.7%
US Treasury Bill
Zero Coupon, 4/06/17–5/25/17(h)	$13,000	12,995,897
Zero Coupon, 6/22/17	8,000	7,986,542

Total US Treasury Bills (cost $20,982,439)		20,982,439

Total Short-Term Investments (cost $46,922,165)		46,922,165

Total Investments—99.0% (cost $433,261,093)		447,484,145

Other assets less liabilities—1.0%		4,399,310

Net Assets—100.0%		$451,883,455

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Index Futures	640	June 2017	$22,749,406	$23,391,079	$641,673
FTSE 100 Index Futures	155	June 2017	14,168,786	14,128,990	(39,796)
Mini MSCI EAFE Futures	135	June 2017	11,692,971	12,028,500	335,529
Russell 2000 Mini Futures	93	June 2017	6,371,643	6,437,460	65,817
S&P 500 E Mini Futures	53	June 2017	6,260,050	6,251,880	(8,170)
S&P Mid 400 E Mini Futures	8	June 2017	1,373,988	1,374,560	572
TOPIX Index Futures	77	June 2017	10,658,618	10,461,017	(197,601)

Sold Contracts
Hang Seng Index Futures	21	April 2017	3,293,095	3,260,317	32,778
S&P TSX 60 Index Futures	48	June 2017	6,603,460	6,584,321	19,139
SPI 200 Futures	60	June 2017	6,588,233	6,701,806	(113,573)
US T-Note 10 Yr (CBT) Futures	144	June 2017	17,870,619	17,937,000	(66,381)

					$669,987

70	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	3,254	EUR	3,044	5/16/17	$(641)
Bank of America, NA	USD	539	GBP	430	5/16/17	465
Barclays Bank PLC	AUD	3,627	USD	2,769	5/16/17	(488)
Barclays Bank PLC	USD	4,292	EUR	4,009	5/16/17	(7,446)
Barclays Bank PLC	USD	2,344	SEK	20,652	5/16/17	(34,904)
BNP Paribas SA	AUD	1,765	USD	1,339	5/16/17	(9,183)
BNP Paribas SA	CAD	2,294	USD	1,708	5/16/17	(18,095)
BNP Paribas SA	USD	6,664	AUD	8,686	5/16/17	(32,777)
BNP Paribas SA	USD	10,535	CAD	13,798	5/16/17	(154,000)
Credit Suisse International	NOK	16,794	USD	2,012	5/16/17	55,000
Credit Suisse International	USD	6,119	CHF	6,150	5/16/17	35,121
Credit Suisse International	USD	2,406	EUR	2,268	5/16/17	19,024
Credit Suisse International	USD	2,275	JPY	254,262	5/16/17	12,673
Goldman Sachs Bank USA	NZD	4,851	USD	3,360	5/16/17	(36,486)
Goldman Sachs Bank USA	USD	2,719	CAD	3,579	5/16/17	(26,259)
Goldman Sachs Bank USA	USD	3,960	JPY	441,603	5/16/17	12,527
Goldman Sachs Bank USA	USD	2,019	NOK	16,794	5/16/17	(61,852)
JPMorgan Chase Bank, NA	CAD	3,662	USD	2,731	5/16/17	(24,587)
JPMorgan Chase Bank, NA	CHF	10,602	USD	10,579	5/16/17	(31,361)
JPMorgan Chase Bank, NA	EUR	8,158	USD	8,642	5/16/17	(77,744)
JPMorgan Chase Bank, NA	USD	3,490	NZD	4,850	5/16/17	(93,232)
Royal Bank of Scotland PLC	USD	1,748	GBP	1,400	5/16/17	7,278
State Street Bank & Trust Co.	CHF	2,405	USD	2,430	5/16/17	23,596

						$(443,371)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/23/17	1.658%	CPI#	$ (94,326)
Barclays Bank PLC	6,000	10/23/19	1.873%	CPI#	(58,162)
Barclays Bank PLC	4,000	10/23/26	2.310%	CPI#	(136,837)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(39,862)
Citibank, NA	5,700	12/14/20	1.548%	CPI#	179,970
Citibank, NA	3,800	10/23/21	2.039%	CPI#	(60,534)
Citibank, NA	7,000	11/04/23	1.900%	CPI#	189,681
Deutsche Bank AG	2,900	7/15/20	1.265%	CPI#	140,436
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	127,980
JPMorgan Chase Bank, NA	2,500	3/02/24	2.175%	CPI#	$5,236
JPMorgan Chase Bank, NA	3,000	11/04/26	2.015%	CPI#	94,776

					$ 348,358

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2017 Semi-Annual Report	71

Schedule of Investments (continued)

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$ 5,450	6/07/22	0.906%	SIFMA*	$ 196,499

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
iShares MSCI Emerging Markets ETF	12,966	LIBOR Plus 0.28%	$ 5,226	11/15/17	$235,020

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $1,426,823 or 0.3% of net assets.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 385,000	$376,287	0.08%

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2017 and the aggregate market value of this security amounted to $958,812 or 0.21% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of March 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.5% and 0.0%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

72	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2017 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,088,128,360	$2,422,529,756	$1,115,999,421
Affiliated issuers	1,015,552,056	1,857,099,843	124,294,915
Foreign currencies, at value (a)	6,506,820	13,329,806	14,656,693
Cash	122,307	178,479	287,718
Cash collateral due from broker	1,426,540	2,953,996	1,483,201
Due from custodian	2,509	5,193	1,463
Receivables:
Unaffiliated dividends and interest	980,970	2,165,483	5,946,883
Affiliated dividends	170,265	245,433	28,069
Foreign withholding tax reclaims	329,186	771,273	0
Investment securities sold	269,793	524,866	21,987,588
Capital shares sold	1,240,633	2,791,181	1,027,337
Margin due from broker on exchange-traded derivatives	283,035	1,299,647	0
Newly entered centrally cleared interest rate swaps	0	0	5,934
Unrealized appreciation of forward currency exchange contracts	2,236,321	4,597,201	2,801,071
Unrealized appreciation of total return swaps	452,250	2,403,396	251,382
Unrealized appreciation of inflation swaps	0	0	213,992
Unrealized appreciation of credit default swaps	0	0	26,417

Total assets	2,117,701,045	4,310,895,553	1,289,012,084

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	416,782	912,683	62,826,189
Capital shares redeemed	2,255,339	3,363,530	1,870,618
Management fee	1,150,275	2,381,261	684,224
Shareholder servicing fee	306,104	592,737	132,599
Margin owed to broker on exchange-traded derivatives	0	0	189,882
Transfer Agent fee	12,026	17,769	11,811
Terminated total return swaps	0	0	917
Accrued expenses	212,217	257,895	291,371
Unrealized depreciation of forward currency exchange contracts	7,219,931	14,803,467	5,313,094
Unrealized depreciation of credit default swaps	0	0	387,846
Upfront premiums received on credit default swaps	0	0	806,728

Total liabilities	11,572,674	22,329,342	72,515,279

NET ASSETS	$2,106,128,371	$4,288,566,211	1,216,496,805

Cost of investments
Unaffiliated issuers	$863,076,794	$1,887,623,265	$1,098,970,537
Affiliated issuers	950,983,115	1,721,064,473	124,354,134
NET ASSETS CONSIST OF:
Capital stock, at par	$171,720	$330,095	$115,001
Additional paid-in capital	1,893,478,815	3,715,430,069	1,192,909,654
Undistributed net investment income	14,473,458	31,367,924	8,838,367
Accumulated net realized loss on investment and foreign currency transactions	(90,997,389)	(128,115,416)	(1,509,022)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	294,064,477	679,934,454	18,677,486
Foreign currency denominated assets and liabilities	(5,062,710)	(10,380,915)	(2,534,681)

	$2,106,128,371	$4,288,566,211	$1,216,496,805

(a) Cost: $6,599,006, $13,527,245 and $14,708,515, respectively. (Note 1)

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Semi-Annual Report	73

Statement of Assets and Liabilities—March 31, 2017 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,693,210,937	$3,269,957,237	$985,663,005
Shares of capital stock outstanding	138,096,387	251,822,141	93,210,612

Net asset value, offering and redemption price per share	$12.26	12.99	$10.57

Class 2 Shares
Net Assets	$412,917,434	1,018,608,974	$230,833,800
Shares of capital stock outstanding	33,623,601	78,273,044	21,789,904

Net asset value, offering and redemption price per share	$12.28	$13.01	$10.59

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,713,665,629	$520,970,526	$417,783,620
Affiliated issuers	149,013,814	36,954,407	29,700,525
Foreign currencies, at value (a)	2,310,419	655,805	509,440
Due from custodian	2,301	677	548
Receivables:
Unaffiliated dividends and interest	16,667,710	5,161,908	4,084,541
Affiliated dividends	67,993	16,731	13,357
Investment securities sold	5,433,531	0	0
Capital shares sold	627,129	104,382	500,640
Unrealized appreciation of inflation swaps	2,773,767	859,345	738,079
Unrealized appreciation of total return swaps	971,763	286,207	235,020
Unrealized appreciation of interest rate swaps	906,110	0	196,499
Unrealized appreciation of forward currency exchange contracts	715,112	203,291	165,684

Total assets	1,893,155,278	565,213,279	453,927,953

LIABILITIES
Due to custodian	2,299	0	0
Cash collateral due to broker	2,049,000	260,000	270,000
Payables:
Investment securities purchased	6,725,764	8,880,653	0
Capital shares redeemed	972,801	403,394	286,943
Management fee	1,074,262	316,682	259,197
Margin owed to broker on exchange-traded derivatives	197,485	62,065	51,104
Shareholder servicing fee	171,883	47,177	49,483
Transfer Agent fee	8,726	3,216	2,815
Accrued expenses	214,449	149,182	126,180
Unrealized depreciation of forward currency exchange contracts	2,544,465	747,574	609,055
Unrealized depreciation of inflation swaps	1,951,060	551,285	389,721

Total liabilities	15,912,194	11,421,228	2,044,498

NET ASSETS	1,877,243,084	553,792,051	451,883,455

Cost of investments
Unaffiliated issuers	$1,650,231,260	$504,251,787	$403,556,086
Affiliated issuers	149,032,534	36,959,879	29,705,007
NET ASSETS CONSIST OF:
Capital stock, at par	$169,568	$50,046	$41,062
Additional paid-in capital	1,777,955,239	526,986,532	429,761,489
Undistributed net investment income	9,347,181	3,215,253	2,462,519
Accumulated net realized gain on investment and foreign currency transactions	22,704,651	5,981,207	4,394,510
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	68,921,459	18,110,590	15,672,916
Foreign currency denominated assets and liabilities	(1,855,014)	(551,577)	(449,041)

	$1,877,243,084	553,792,051	$451,883,455

(a) Cost: $2,336,080, $663,099 and $515,111, respectively. (Note 1)

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Semi-Annual Report	75

Statement of Assets and Liabilities—March 31, 2017 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,264,087,789	$348,118,402	$365,418,681
Shares of capital stock outstanding	114,220,307	31,465,713	33,213,370

Net asset value, offering and redemption price per share	$11.07	$11.06	$11.00

Class 2 Shares
Net Assets	613,155,295	205,673,649	$86,464,774
Shares of capital stock outstanding	55,348,155	18,579,937	7,848,198

Net asset value, offering and redemption price per share	$11.08	$11.07	$11.02

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2017 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$0	$3,076,206	$11,301,087
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $22,957, $51,648 and $0, respectively)	9,047,281	17,104,009	2,004,647
Affiliated issuers	14,163,457	28,920,257	1,682,372
Other income	2,568	0	1,504

Total income	23,213,306	49,100,472	14,989,610

Expenses:
Management fee (see Note 2A)	9,256,254	19,056,008	3,918,983
Shareholder servicing fee (see Note 2B)	1,656,838	3,225,004	728,784
Custodian fee	116,102	127,903	196,265
Transfer Agent fee—Class 1	35,993	49,607	35,556
Transfer Agent fee—Class 2	8,687	15,531	8,560
Printing fees	12,711	18,298	12,658
Legal fees	29,941	57,980	16,611
Registration fees	33,699	39,875	26,311
Auditing and tax fees	57,863	51,517	57,504
Directors’ fees and expenses	40,305	83,345	24,091
Miscellaneous	57,526	72,928	48,507

Total expenses	11,305,919	22,797,996	5,073,830
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(2,794,685)	(5,602,820)	(88,367)

Net expenses	8,511,234	17,195,176	4,985,463

Net investment income	14,702,072	31,905,296	10,004,147

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	25,527,629	77,655,268	1,539,005
Affiliated Underlying Portfolios	(3,078,535)	5,203,223	(2,335,751)
Capital gain distributions from underlying funds	263,129	557,656	0
Futures	12,107,878	4,672,147	6,696,161
Options written	0	0	18,480
Swaptions written	0	0	52,593
Swaps	(225,745)	(635,562)	2,600,678
Foreign currency transactions	(12,071,237)	(24,641,361)	741,432

Net realized gain on investment and foreign currency transactions	22,523,119	62,811,371	9,312,598

Net change in unrealized appreciation/depreciation of:
Investments	58,149,901	111,641,630	(7,303,969)
Affiliated Underlying Portfolios	23,854,785	38,249,710	3,050,049
Futures	3,976,652	8,693,152	3,134,680
Options written	0	0	(17,597)
Swaps	820,631	3,242,491	464,777
Foreign currency denominated assets and liabilities	(2,686,682)	(5,408,989)	(171,766)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	84,115,287	156,417,994	(843,826)

Net realized and unrealized gain on investment and foreign currency transactions	106,638,406	219,229,365	8,468,772

Contributions from affiliates (see Note 2A)	775	872	2,581

Net increase in net assets resulting from operations	$121,341,253	$251,135,533	$18,475,500

See Notes to Financial Statements.

2017 Semi-Annual Report	77

Statement of Operations—for the six months ended March 31, 2017 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$17,550,997	$4,683,330	$3,698,215
Dividends
Unaffiliated issuers	3,369,244	966,929	982,433
Affiliated issuers	1,186,648	321,790	256,866
Other income	2,362	699	567

Total income	22,109,251	5,972,748	4,938,081

Expenses:
Management fee (see Note 2A)	6,157,490	1,801,786	1,467,156
Shareholder servicing fee (see Note 2B)	957,670	261,420	271,836
Custodian fee	114,536	77,083	70,838
Transfer Agent fee—Class 1	25,000	7,086	9,391
Transfer Agent fee—Class 2	12,097	4,185	2,304
Printing fees	10,182	3,072	3,220
Legal fees	27,089	8,198	6,422
Registration fees	33,247	29,647	19,748
Auditing and tax fees	51,158	51,158	51,158
Directors’ fees and expenses	37,954	11,268	9,150
Miscellaneous	56,315	38,366	33,744

Total expenses	7,482,738	2,293,269	1,944,967
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(207,759)	(46,409)	(37,092)

Net expenses	7,274,979	2,246,860	1,907,875

Net investment income	14,834,272	3,725,888	3,030,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	268,390	(90,899)	(45,932)
Affiliated Underlying Portfolios	796,288	230,912	185,997
Futures	29,346,429	8,807,929	7,096,988
Swaps	253,239	302,614	56,689
Foreign currency transactions	(7,194,636)	(2,190,879)	(1,713,987)

Net realized gain on investment and foreign currency transactions	23,469,710	7,059,677	5,579,755

Net change in unrealized appreciation/depreciation of:
Investments	(6,987,693)	(1,405,951)	(1,097,323)
Affiliated Underlying Portfolios	(344,477)	(99,513)	(80,767)
Futures	3,476,511	1,018,757	835,832
Swaps	7,228,435	1,959,857	1,686,370
Foreign currency denominated assets and liabilities	(901,824)	(249,196)	(221,664)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,470,952	1,223,954	1,122,448

Net realized and unrealized gain on investment and foreign currency transactions	25,940,662	8,283,631	6,702,203

Contributions from affiliates (see Note 2A)	562	443	408

Net increase in net assets resulting from operations	$40,775,496	$12,009,962	$9,732,817

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets (Unaudited)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$14,702,072	$5,071,914	$31,905,296	$13,163,032
Net realized gain (loss) on investment and foreign currency transactions	22,523,119	(97,765,725)	62,811,371	(161,012,516)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	84,115,287	152,260,603	156,417,994	249,551,432
Contributions from affiliates (see Note 2A)	775	0	872	71,965

Net increase in net assets resulting from operations	121,341,253	59,566,792	251,135,533	101,773,913

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(11,662,754)	(8,740,112)	(23,304,471)	(15,564,977)
Distributions from net realized gain on investment transactions (a)	0	(76,454,063)	0	(154,691,263)

Total dividends and distributions to shareholders	(11,662,754)	(85,194,175)	(23,304,471)	(170,256,240)

Capital-share transactions
Net proceeds from sales of shares	142,090,036	306,422,014	216,787,716	547,166,021
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,390,797	84,221,324	18,733,821	164,271,972

Total proceeds from shares sold	152,480,833	390,643,338	235,521,537	711,437,993
Cost of shares redeemed	(190,274,899)	(211,943,464)	(343,636,311)	(452,256,440)

Net increase (decrease) in net assets from capital-share transactions	(37,794,066)	178,699,874	(108,114,774)	259,181,553

Net increase in net assets	71,884,433	153,072,491	119,716,288	190,699,226

NET ASSETS:
Beginning of period	2,034,243,938	1,881,171,447	4,168,849,923	3,978,150,697

End of period (b)	$2,106,128,371	$2,034,243,938	$4,288,566,211	$4,168,849,923

(b) Includes undistributed net investment income of:	$14,473,458	$11,434,140	$31,367,924	$22,767,099

(a) See page 82 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2017 Semi-Annual Report	79

Statement of Changes in Net Assets (Unaudited) (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$10,004,147	$14,233,959	$14,834,272	$23,063,963
Net realized gain on investment and foreign currency transactions	9,312,598	5,808,711	23,469,710	27,088,222
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(843,826)	47,733,307	2,470,952	27,105,353
Contributions from affiliates (see Note 2A)	2,581	0	562	0

Net increase in net assets resulting from operations	18,475,500	67,775,977	40,775,496	77,257,538

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(28,460,071)	0	(29,303,631)	(24,024,139)
Distributions from net realized gain on investment transactions (a)	0	(16,365,405)	(17,668,141)	(3,054,395)

Total dividends and distributions to shareholders	(28,460,071)	(16,365,405)	(46,971,772)	(27,078,534)

Capital-share transactions
Net proceeds from sales of shares	100,952,224	207,750,214	107,425,516	321,291,975
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,944,829	16,278,045	41,111,683	21,966,687

Total proceeds from shares sold	124,897,053	224,028,259	148,537,199	343,258,662
Cost of shares redeemed	(112,794,087)	(188,863,979)	(170,201,432)	(251,632,927)

Net increase (decrease) in net assets from capital-share transactions	12,102,966	35,164,280	(21,664,233)	91,625,735

Net increase (decrease) in net assets	2,118,395	86,574,852	(27,860,509)	141,804,739

NET ASSETS:
Beginning of period	1,214,378,410	1,127,803,558	1,905,103,593	1,763,298,854

End of period (b)	$1,216,496,805	$1,214,378,410	$1,877,243,084	$1,905,103,593

(b) Includes undistributed net investment income of:	$8,838,367	$27,294,291	$9,347,181	$23,816,540

(a) See page 82 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,725,888	$5,665,856	$3,030,206	$4,782,595
Net realized gain on investment and foreign currency transactions	7,059,677	5,962,722	5,579,755	5,972,857
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,223,954	9,119,856	1,122,448	7,667,841
Contributions from affiliates (see Note 2A)	443	0	408	0

Net increase in net assets resulting from operations	12,009,962	20,748,434	9,732,817	18,423,293

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(4,893,358)	(7,410,180)	(4,402,188)	(6,175,099)
Distributions from net realized gain on investment transactions (a)	(5,002,871)	(2,164,205)	(4,802,571)	(1,140,321)

Total dividends and distributions to shareholders	(9,896,229)	(9,574,385)	(9,204,759)	(7,315,420)

Capital-share transactions
Net proceeds from sales of shares	25,874,022	98,944,953	28,015,328	79,602,410
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,932,240	8,100,611	8,385,438	6,147,013

Total proceeds from shares sold	34,806,262	107,045,564	36,400,766	85,749,423
Cost of shares redeemed	(37,025,089)	(69,773,667)	(34,193,591)	(51,736,360)

Net increase (decrease) in net assets from capital-share transactions	(2,218,827)	37,271,897	2,207,175	34,013,063

Net increase (decrease) in net assets	(105,094)	48,445,946	2,735,233	45,120,936

NET ASSETS:
Beginning of period	553,897,145	505,451,199	449,148,222	404,027,286

End of period (b)	$553,792,051	$553,897,145	$451,883,455	$449,148,222

(b) Includes undistributed net investment income of:	$3,215,253	$4,382,723	$2,462,519	$3,834,501

(a) See page 82 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2017 Semi-Annual Report	81

Statement of Changes in Net Assets (Unaudited) (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(8,842,979)	$(6,476,175)	$(16,248,186)	$(10,814,969)
Class 2	(2,819,775)	(2,263,937)	(7,056,285)	(4,750,008)

	$(11,662,754)	$(8,740,112)	$(23,304,471)	$(15,564,977)

Distributions from net realized gain on investment transactions
Class 1	$0	$(61,956,276)	$0	$(118,640,494)
Class 2	0	(14,497,787)	0	(36,050,769)

	$0	$(76,454,063)	$0	$(154,691,263)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(22,582,790)	$0	$(19,179,986)	$(15,806,299)
Class 2	(5,877,281)	0	(10,123,645)	(8,217,840)

	$(28,460,071)	$0	$(29,303,631)	$(24,024,139)

Distributions from net realized gain on investment transactions
Class 1	$0	$(13,122,695)	$(11,937,514)	$(2,101,453)
Class 2	0	(3,242,710)	(5,730,627)	(952,942)

	$0	$(16,365,405)	$(17,668,141)	$(3,054,395)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(2,869,737)	$(4,659,106)	$(3,422,606)	$(5,049,589)
Class 2	(2,023,621)	(2,751,074)	(979,582)	(1,125,510)

	$(4,893,358)	$(7,410,180)	$(4,402,188)	$(6,175,099)

Distributions from net realized gain on investment transactions
Class 1	$(3,132,328)	$(1,423,531)	$(3,849,616)	$(952,208)
Class 2	(1,870,543)	(740,674)	(952,955)	(188,113)

	$(5,002,871)	$(2,164,205)	$(4,802,571)	$(1,140,321)

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.62		$11.80		$12.88	$11.91	$10.37	$10.94

Income from investment operations:
Investment income, net†	0.08	(a)	0.03	^ (a)	0.04	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62		0.31		(0.43)	1.05	1.55	0.36
Contributions from Affiliates	0.00	(b)	0		0	0	0.00 (b)	0

Total from investment operations	0.70		0.34		(0.39)	1.14	1.62	0.41

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.05)		(0.16)	(0.17)	(0.08)	(0.11)
Distributions from net realized gain on investment transactions	0		(0.47)		(0.53)	0	0	(0.87)

Total dividends and distributions	(0.06)		(0.52)		(0.69)	(0.17)	(0.08)	(0.98)

Net asset value, end of period	$12.26		$11.62		$11.80	$12.88	$11.91	$10.37

Total return# (c)	6.08%		2.84%	^	(3.02)%	9.58%	15.69%	4.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,693,211		$1,638,587		$1,536,828	$1,513,474	$1,358,991	$1,218,127
Average net assets (000 omitted)	$1,643,331		$1,582,586		$1,598,329	$1,462,653	$1,276,696	$1,215,244
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.87%	*	1.00%		1.15% +	1.15%	1.15%	1.16%
Expenses, before waivers/reimbursements (d)(e)	1.14%	*	1.14%		1.15% +	1.15%	1.15%	1.16%
Net investment income	1.39%	* (a)	0.22%	^ (a)	0.31% +	0.68%	0.65%	0.47%
Portfolio turnover rate	28%		71%		91%	104%	165%	99%

See Footnote Summary on page 95.

See Notes to Financial Statements.

2017 Semi-Annual Report	83

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.65		$11.83		$12.90	$11.94	$10.39	$10.96

Income from investment operations:
Investment income, net†	0.09	(a)	0.05	^ (a)	0.06	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.63		0.31		(0.42)	1.05	1.55	0.36
Contributions from Affiliates	0.00	(b)	0		0	0	0.00 (b)	0

Total from investment operations	0.72		0.36		(0.36)	1.16	1.65	0.43

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.07)		(0.18)	(0.20)	(0.10)	(0.13)
Distributions from net realized gain on investment transactions	0		(0.47)		(0.53)	0	0	(0.87)

Total dividends and distributions	(0.09)		(0.54)		(0.71)	(0.20)	(0.10)	(1.00)

Net asset value, end of period	$12.28		$11.65		$11.83	$12.90	$11.94	$10.39

Total return# (c)	6.18%		3.14%	^	(2.78)%	9.82%	15.99%	4.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$412,917		$395,657		$344,343	$367,259	$313,421	$238,054
Average net assets (000 omitted)	$396,846		$381,197		$390,069	$352,881	$259,853	$238,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.67%	*	0.80%		0.95% +	0.95%	0.95%	0.96%
Expenses, before waivers/reimbursements (d)(e)	0.94%	*	0.94%		0.95% +	0.95%	0.95%	0.96%
Net investment income	1.59%	* (a)	0.42%	^ (a)	0.51% +	0.88%	0.86%	0.66%
Portfolio turnover rate	28%		71%		91%	104%	165%	99%

See Footnote Summary on page 95.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.30		$12.52		$13.64	$12.40	$10.57	$10.75

Income from investment operations:
Investment income, net†	0.09	(a)	0.03	^ (a)	0.05	0.08	0.05	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.66		0.27		(0.41)	1.24	1.82	0.21
Contributions from Affiliates	0.00	(b)	0.00	(b)	0	0	0.00 (b)	0

Total from investment operations	0.75		0.30		(0.36)	1.32	1.87	0.25

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.04)		(0.08)	(0.08)	(0.04)	(0.02)
Distributions from net realized gain on investment transactions	0		(0.48)		(0.68)	0	0	(0.41)

Total dividends and distributions	(0.06)		(0.52)		(0.76)	(0.08)	(0.04)	(0.43)

Net asset value, end of period	$12.99		$12.30		$12.52	$13.64	$12.40	$10.57

Total return# (c)	6.15%		2.37%	^	(2.60)%	10.63%	17.74%	2.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,269,957		$3,183,118		$3,057,052	$3,003,685	$2,609,140	$2,183,824
Average net assets (000 omitted)	$3,198,713		$3,133,499		$3,177,411	$2,867,927	$2,355,106	$2,171,291
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.86%	*	0.99%		1.13% +	1.13%	1.13%	1.14%
Expenses, before waivers/reimbursements (d)(e)	1.12%	*	1.13%		1.13% +	1.13%	1.13%	1.14%
Net investment income	1.46%	* (a)	0.28%	^ (a)	0.35% +	0.58%	0.48%	0.42%
Portfolio turnover rate	29%		71%		91%	102%	150%	86%

See Footnote Summary on page 95.

See Notes to Financial Statements.

2017 Semi-Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.34		$12.55		$13.68	$12.43	$10.60	$10.78

Income from investment operations:
Investment income, net†	0.10	(a)	0.06	^ (a)	0.07	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.66		0.27		(0.40)	1.25	1.81	0.20
Contributions from Affiliates	0.00	(b)	0.00	(b)	0	0	0.00 (b)	0

Total from investment operations	0.76		0.33		(0.33)	1.35	1.89	0.27

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.06)		(0.12)	(0.10)	(0.06)	(0.04)
Distributions from net realized gain on investment transactions	0		(0.48)		(0.68)	0	0	(0.41)

Total dividends and distributions	(0.09)		(0.54)		(0.80)	(0.10)	(0.06)	(0.45)

Net asset value, end of period	$13.01		$12.34		$12.55	$13.68	$12.43	$10.60

Total return# (c)	6.17%		2.61%	^	(2.42)%	10.88%	17.94%	2.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,018,609		$985,732		$921,095	$909,475	$792,791	$648,996
Average net assets (000 omitted)	$1,001,433		$955,478		$949,274	$861,528	$701,320	$653,109
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.66%	*	0.79%		0.93% +	0.93%	0.93%	0.94%
Expenses, before waivers/reimbursements (d)(e)	0.92%	*	0.93%		0.93% +	0.93%	0.93%	0.94%
Net investment income	1.66%	* (a)	0.48%	^ (a)	0.55% +	0.78%	0.68%	0.62%
Portfolio turnover rate	29%		71%		91%	102%	150%	86%

See Footnote Summary on page 95.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.67		$10.22		$10.84	$11.13	$10.98	$10.75

Income from investment operations:
Investment income, net†	0.09	(a)	0.12	^ (a)	0.09	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06		0.48		(0.22)	0.57	0.41	0.50
Contributions from Affiliates	0.00	(b)	0		0	0	0.00 (b)	0

Total from investment operations	0.15		0.60		(0.13)	0.66	0.47	0.57

Less dividends and distributions:
Dividends from net investment income	(0.25)		0		(0.29)	(0.30)	(0.14)	(0.25)
Distributions from net realized gain on investment transactions	0		(0.15)		(0.20)	(0.65)	(0.18)	(0.09)

Total dividends and distributions	(0.25)		(0.15)		(0.49)	(0.95)	(0.32)	(0.34)

Net asset value, end of period	$10.57		$10.67		$10.22	$10.84	$11.13	$10.98

Total return# (c)	1.56%		5.83%	^	(1.20)%	6.37%	4.40%	5.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$985,663		$971,463		$900,438	$918,955	$845,566	$861,886
Average net assets (000 omitted)	$963,790		$932,575		$911,500	$880,703	$859,978	$841,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.86%	*	0.85%		0.87% +	0.86%	0.86%	0.87%
Expenses, before waivers/reimbursements (e)	0.87%	*	0.87%		0.87% +	0.86%	0.86%	0.87%
Net investment income	1.63%	* (a)	1.19%	^ (a)	0.84% +	0.83%	0.53%	0.68%
Portfolio turnover rate	53%		105%		226%	93%	138%	111%

See Footnote Summary on page 95.

See Notes to Financial Statements.

2017 Semi-Annual Report	87

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.69		$10.23		$10.85	$11.13	$10.99	$10.76

Income from investment operations:
Investment income, net†	0.09	(a)	0.14	^ (a)	0.11	0.10	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07		0.47		(0.23)	0.59	0.41	0.49
Contributions from Affiliates	0.00	(b)	0		0	0	0.00 (b)	0

Total from investment operations	0.16		0.61		(0.12)	0.69	0.48	0.58

Less dividends and distributions:
Dividends from net investment income	(0.26)		0		(0.30)	(0.32)	(0.16)	(0.26)
Distributions from net realized gain on investment transactions	0		(0.15)		(0.20)	(0.65)	(0.18)	(0.09)

Total dividends and distributions	(0.26)		(0.15)		(0.50)	(0.97)	(0.34)	(0.35)

Net asset value, end of period	$10.59		$10.69		$10.23	$10.85	$11.13	$10.99

Total return# (c)	1.61%		5.92%	^	(1.08)%	6.64%	4.55%	5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$230,834		$242,915		$227,368	$200,096	$187,416	$201,385
Average net assets (000 omitted)	$232,220		$234,250		$199,315	$195,463	$184,611	$178,148
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.71%	*	0.71%		0.72% +	0.71%	0.71%	0.72%
Expenses, before waivers/reimbursements (e)	0.72%	*	0.72%		0.72% +	0.71%	0.71%	0.72%
Net investment income	1.78%	* (a)	1.34%	^ (a)	1.03% +	0.98%	0.67%	0.82%
Portfolio turnover rate	53%		105%		226%	93%	138%	111%

See Footnote Summary on page 95.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.10		$10.81		$11.11	$11.37	$11.01	$10.55

Income from investment operations:
Investment income, net†	0.08	(a)	0.13	^ (a)	0.14	0.13	0.12	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.32		(0.22)	0.55	0.42	0.49
Contributions from Affiliates	0.00	(b)	0		0	0	0	0

Total from investment operations	0.24		0.45		(0.08)	0.68	0.54	0.59

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.14)		(0.09)	(0.19)	(0.11)	(0.08)
Distributions from net realized gain on investment transactions	(0.10)		(0.02)		(0.13)	(0.75)	(0.07)	(0.05)

Total dividends and distributions	(0.27)		(0.16)		(0.22)	(0.94)	(0.18)	(0.13)

Net asset value, end of period	$11.07		$11.10		$10.81	$11.11	$11.37	$11.01

Total return# (c)	2.25%		4.19%	^	(0.69)%	6.24%	4.96%	5.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,264,088		$1,284,948		$1,216,063	$1,239,990	$1,147,060	$1,143,322
Average net assets (000 omitted)	$1,266,484		$1,256,664		$1,234,170	$1,197,761	$1,138,909	$1,117,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.82%	*	0.82%		0.84% +	0.84%	0.84%	0.84%
Expenses, before waivers/reimbursements (e)	0.84%	*	0.84%		0.84% +	0.84%	0.84%	0.84%
Net investment income	1.52%	* (a)	1.20%	^ (a)	1.29% +	1.14%	1.07%	0.91%
Portfolio turnover rate	10%		41%		39%	21%	67%	21%

See Footnote Summary on page 95.

See Notes to Financial Statements.

2017 Semi-Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.12		$10.83		$11.13	$11.40	$11.03	$10.57

Income from investment operations:
Investment income, net†	0.09	(a)	0.15	^ (a)	0.16	0.14	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.32		(0.22)	0.55	0.42	0.48
Contributions from Affiliates	0.00	(b)	0		0	0	0	0

Total from investment operations	0.25		0.47		(0.06)	0.69	0.56	0.60

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.16)		(0.11)	(0.21)	(0.12)	(0.09)
Distributions from net realized gain on investment transactions	(0.10)		(0.02)		(0.13)	(0.75)	(0.07)	(0.05)

Total dividends and distributions	(0.29)		(0.18)		(0.24)	(0.96)	(0.19)	(0.14)

Net asset value, end of period	$11.08		$11.12		$10.83	$11.13	$11.40	$11.03

Total return# (c)	2.31%		4.38%	^	(0.58)%	6.35%	5.17%	5.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$613,155		$620,156		$547,236	$565,264	$503,579	$568,815
Average net assets (000 omitted)	$612,683		$585,731		$546,048	$525,543	$520,827	$558,652
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.67%	*	0.67%		0.69% +	0.69%	0.69%	0.69%
Expenses, before waivers/reimbursements (e)	0.69%	*	0.69%		0.69% +	0.69%	0.69%	0.69%
Net investment income	1.67%	* (a)	1.35%	^ (a)	1.44% +	1.30%	1.22%	1.06%
Portfolio turnover rate	10%		41%		39%	21%	67%	21%

See Footnote Summary on page 95.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.02		$10.80		$11.09	$11.33	$10.98	$10.50

Income from investment operations:
Investment income, net†	0.07	(a)	0.11	^ (a)	0.12	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.31		(0.20)	0.58	0.41	0.50
Contributions from Affiliates	0.00	(b)	0		0	0	0	0

Total from investment operations	0.23		0.42		(0.08)	0.67	0.50	0.59

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.15)		(0.06)	(0.15)	(0.09)	(0.07)
Distributions from net realized gain on investment transactions	(0.10)		(0.05)		(0.15)	(0.76)	(0.06)	(0.04)

Total dividends and distributions	(0.19)		(0.20)		(0.21)	(0.91)	(0.15)	(0.11)

Net asset value, end of period	$11.06		$11.02		$10.80	$11.09	$11.33	$10.98

Total return# (c)	2.15%		3.94%	^	(0.72)%	6.25%	4.65%	5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$348,118		$349,358		$331,496	$328,626	$291,548	$272,315
Average net assets (000 omitted)	$345,719		$342,317		$335,669	$312,283	$283,838	$262,729
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.87%	*	0.87%		0.88% +	0.88%	0.88%	0.89%
Expenses, before waivers/reimbursements (e)	0.88%	*	0.88%		0.88% +	0.88%	0.88%	0.89%
Net investment income	1.29%	* (a)	1.02%	^ (a)	1.10% +	0.83%	0.81%	0.83%
Portfolio turnover rate	11%		33%		42%	29%	82%	19%

See Footnote Summary on page 95.

See Notes to Financial Statements.

2017 Semi-Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.04		$10.82		$11.11	$11.35	$10.99	$10.51

Income from investment operations:
Investment income, net†	0.08	(a)	0.13	^ (a)	0.14	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.31		(0.21)	0.58	0.42	0.50
Contributions from Affiliates	0.00	(b)	0		0	0	0	0

Total from investment operations	0.24		0.44		(0.07)	0.69	0.53	0.61

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.17)		(0.07)	(0.17)	(0.11)	(0.09)
Distributions from net realized gain on investment transactions	(0.10)		(0.05)		(0.15)	(0.76)	(0.06)	(0.04)

Total dividends and distributions	(0.21)		(0.22)		(0.22)	(0.93)	(0.17)	(0.13)

Net asset value, end of period	$11.07		$11.04		$10.82	$11.11	$11.35	$10.99

Total return# (c)	2.22%		4.13%	^	(0.61)%	6.44%	4.86%	5.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$205,674		$204,539		$173,955	$177,331	$186,108	$160,947
Average net assets (000 omitted)	$204,158		$185,830		$180,717	$186,833	$174,348	$162,199
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.72%	*	0.72%		0.73% +	0.73%	0.73%	0.74%
Expenses, before waivers/reimbursements (e)	0.73%	*	0.73%		0.73% +	0.73%	0.73%	0.74%
Net investment income	1.44%	* (a)	1.17%	^ (a)	1.25% +	0.97%	0.95%	0.98%
Portfolio turnover rate	11%		33%		42%	29%	82%	19%

See Footnote Summary on page 95.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.99		$10.72		$11.03	$11.25	$10.91	$10.47

Income from investment operations:
Investment income, net†	0.07	(a)	0.12	^ (a)	0.13	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.34		(0.22)	0.58	0.41	0.48
Contributions from Affiliates	0.00	(b)	0		0	0	0	0

Total from investment operations	0.23		0.46		(0.09)	0.69	0.50	0.56

Less dividends and distributions:
Dividends from net investment income	(0.10)		(0.16)		(0.08)	(0.16)	(0.08)	(0.07)
Distributions from net realized gain on investment transactions	(0.12)		(0.03)		(0.14)	(0.75)	(0.08)	(0.05)

Total dividends and distributions	(0.22)		(0.19)		(0.22)	(0.91)	(0.16)	(0.12)

Net asset value, end of period	$11.00		$10.99		$10.72	$11.03	$11.25	$10.91

Total return# (c)	2.18%		4.21%	^	(0.77)%	6.51%	4.67%	5.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$365,419		$360,981		$340,002	$337,663	$311,105	$314,941
Average net assets (000 omitted)	$359,494		$354,792		$343,951	$323,433	$308,859	$309,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.87%	*	0.88%		0.89% +	0.90%	0.89%	0.89%
Expenses, before waivers/reimbursements (e)	0.89%	*	0.89%		0.89% +	0.90%	0.89%	0.89%
Net investment income	1.31%	* (a)	1.08%	^ (a)	1.22% +	1.03%	0.85%	0.75%
Portfolio turnover rate	10%		39%		41%	31%	72%	29%

See Footnote Summary on page 95.

See Notes to Financial Statements.

2017 Semi-Annual Report	93

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.02		$10.75		$11.05	$11.28	$10.93	$10.49

Income from investment operations:
Investment income, net†	0.08	(a)	0.13	^ (a)	0.15	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.35		(0.21)	0.57	0.42	0.47
Contributions from Affiliates	0.00	(b)	0		0	0	0	0

Total from investment operations	0.24		0.48		(0.06)	0.70	0.53	0.57

Less dividends and distributions:
Dividends from net investment income	(0.12)		(0.18)		(0.10)	(0.18)	(0.10)	(0.08)
Distributions from net realized gain on investment transactions	(0.12)		(0.03)		(0.14)	(0.75)	(0.08)	(0.05)

Total dividends and distributions	(0.24)		(0.21)		(0.24)	(0.93)	(0.18)	(0.13)

Net asset value, end of period	$11.02		$11.02		$10.75	$11.05	$11.28	$10.93

Total return# (c)	2.24%		4.49%	^	(0.57)%	6.62%	4.87%	5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$86,464		$88,167		$64,025	$61,071	$56,146	$61,587
Average net assets (000 omitted)	$88,259		$78,704		$60,880	$60,453	$58,420	$57,931
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.72%	*	0.73%		0.74% +	0.75%	0.74%	0.74%
Expenses, before waivers/reimbursements (e)	0.74%	*	0.74%		0.74% +	0.75%	0.74%	0.74%
Net investment income	1.46%	* (a)	1.23%	^ (a)	1.37% +	1.17%	1.00%	0.90%
Portfolio turnover rate	10%		39%		41%	31%	72%	29%

See Footnote Summary on page 95.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay C	0.0003	0.003%	0.003%
Tax Aware Overlay N	0.0003	0.003%	0.003%

+	The ratio includes expenses attributable to costs of proxy solicitation.
*	Annualized.
(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $0.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	1.15%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	1.15%	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	.95%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	.95%	N/A	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	1.13%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	1.13%	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	.93%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	.93%	N/A	N/A

(e)	In connection with the Funds’ investments in affiliated underlying portfolios, the Funds incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Funds in an amount equal to the Funds’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Overlay A Portfolio	0.27%*	0.14%
Tax-Aware Overlay A Portfolio	0.26%*	0.14%
Overlay B Portfolio	0.01%*	N/A
Tax-Aware Overlay B Portfolio	0.02%*	N/A
Tax-Aware Overlay C Portfolio	0.02%*	N/A
Tax-Aware Overlay N Portfolio	0.02%*	N/A

See Notes to Financial Statements.

2017 Semi-Annual Report	95

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIO
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with US generally accepted accounting principles (“US GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

96	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; US Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-US markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with US GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. US GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2017 Semi-Annual Report	97

Notes to Financial Statements (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-US government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

98	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2017:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks (a)	$1,002,716,947	$0	$0	$1,002,716,947
Investment Companies	749,623,596	0	0	749,623,596
Short-Term Investments:
Investment Companies	343,347,496	0	0	343,347,496
US Treasury Bills	0	7,992,377	0	7,992,377
Total Investments in Securities	2,095,688,039	7,992,377	0	2,103,680,416
Other Financial Instruments (b):
Assets:
Futures	1,270,775	6,421,090	0	7,691,865	(c)
Forward Currency Exchange Contracts	0	2,236,321	0	2,236,321
Centrally Cleared Credit Default Swaps	0	584,032	0	584,032	(c)
Total Return Swaps	0	452,250	0	452,250
Liabilities:
Futures	(554,429)	(3,729,748)	0	(4,284,177	)(c)
Forward Currency Exchange Contracts	0	(7,219,931)	0	(7,219,931)
Total (d)	$2,096,404,385	$6,736,391	$0	$2,103,140,776

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks (a)	$2,264,575,168	$0	$0	$2,264,575,168
Investment Companies	1,546,295,238	0	0	1,546,295,238
Short-Term Investments:
Investment Companies	461,263,391	0	0	461,263,391
US Treasury Bills	0	7,495,802	0	7,495,802
Total Investments in Securities	4,272,133,797	7,495,802	0	4,279,629,599
Other Financial Instruments (b):
Assets:
Futures	959,799	12,927,982	0	13,887,781	(c)
Forward Currency Exchange Contracts	0	4,597,201	0	4,597,201
Centrally Cleared Credit Default Swaps	0	1,330,312	0	1,330,312	(c)
Total Return Swaps	0	2,403,396	0	2,403,396
Liabilities:
Futures	(1,042,226)	(7,586,670)	0	(8,628,896	)(c)
Forward Currency Exchange Contracts	0	(14,803,467)	0	(14,803,467)
Total (d)	$4,272,051,370	$6,364,556	$0	$4,278,415,926

2017 Semi-Annual Report	99

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investment Companies	$251,777,363	$0	$0	$251,777,363
Governments—Treasuries	0	248,821,061	0	248,821,061
Inflation-Linked Securities	0	165,913,872	0	165,913,872
Corporates—Investment Grade	0	165,446,738	0	165,446,738
Mortgage Pass-Throughs	0	61,942,693	0	61,942,693
Asset-Backed Securities	0	54,026,232	6,120,734	60,146,966
Commercial Mortgage-Backed Securities	0	24,836,991	15,081,241	39,918,232
Collateralized Mortgage Obligations	0	39,113,183	0	39,113,183
Corporates—Non-Investment Grade	0	26,777,819	0	26,777,819
Governments—Sovereign Agencies	0	21,417,067	0	21,417,067
Emerging Markets—Treasuries	0	12,877,960	0	12,877,960
Covered Bonds	0	7,588,731	0	7,588,731
Quasi-Sovereigns	0	6,660,539	0	6,660,539
Agencies	0	6,099,432	0	6,099,432
Emerging Markets—Sovereigns	0	4,985,193	0	4,985,193
Emerging Markets—Corporate Bonds	0	3,896,034	0	3,896,034
Local Governments—Provincial Bonds	0	2,088,092	0	2,088,092
Governments—Sovereign Bonds	0	1,400,628	0	1,400,628
Local Governments—Regional Bonds	0	878,036	0	878,036
Short-Term Investments:
Investment Companies	74,610,401	0	0	74,610,401
Governments—Treasuries	0	16,806,947	0	16,806,947
US Treasury Bills	0	13,989,464	0	13,989,464
Agency Discount Notes	0	7,137,885	0	7,137,885
Total Investments in Securities	326,387,764	892,704,597	21,201,975	1,240,294,336
Other Financial Instruments (b):
Assets:
Futures	829,966	1,817,020	0	2,646,986	(c)
Forward Currency Exchange Contracts	0	2,801,071	0	2,801,071
Centrally Cleared Credit Default Swaps	0	365,429	0	365,429	(c)
Centrally Cleared Interest Rate Swaps	0	954,783	0	954,783	(c)
Credit Default Swaps	0	26,417	0	26,417
Inflation (CPI) Swaps	0	213,992	0	213,992
Total Return Swaps	0	251,382	0	251,382
Liabilities:
Futures	(559,085)	(903,698)	0	(1,462,783	)(c)
Forward Currency Exchange Contracts	0	(5,313,094)	0	(5,313,094)
Centrally Cleared Interest Rate Swaps	0	(900,539)	0	(900,539	)(c)
Credit Default Swaps	0	(387,846)	0	(387,846)
Total (e)	$326,658,645	$891,629,514	$21,201,975	$1,239,490,134

100	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,203,784,400	$34,589,997	$1,238,374,397
Short-Term Municipal Notes	0	10,955,000	0	10,955,000
Investment Companies	381,292,194	0	0	381,292,194
Governments—Treasuries	0	66,281,810	0	66,281,810
Short-Term Investments:
Investment Companies	133,307,685	0	0	133,307,685
US Treasury Bills	0	32,468,357	0	32,468,357
Total Investments in Securities	514,599,879	1,313,489,567	34,589,997	1,862,679,443
Other Financial Instruments (b):
Assets:
Futures	1,791,199	2,771,338	0	4,562,537	(c)
Forward Currency Exchange Contracts	0	715,112	0	715,112
Inflation (CPI) Swaps	0	2,773,767	0	2,773,767
Interest Rate Swaps	0	906,110	0	906,110
Total Return Swaps	0	971,763	0	971,763
Liabilities:
Futures	(300,332)	(1,456,975)	0	(1,757,307	)(c)
Forward Currency Exchange Contracts	0	(2,544,465)	0	(2,544,465)
Inflation (CPI) Swaps	0	(1,951,060)	0	(1,951,060)
Total (d)	$516,090,746	$1,315,675,157	$34,589,997	$1,866,355,900

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$342,324,809	$11,385,063	$353,709,872
Short-Term Municipal Notes	0	17,400,000	0	17,400,000
Investment Companies	109,607,731	0	0	109,607,731
Governments—Treasuries	0	19,465,122	0	19,465,122
Short-Term Investments:
Investment Companies	32,363,563	0	0	32,363,563
US Treasury Bills	0	25,378,645	0	25,378,645
Total Investments in Securities	141,971,294	404,568,576	11,385,063	557,924,933
Other Financial Instruments (b):
Assets:
Futures	488,897	837,661	0	1,326,558	(c)
Forward Currency Exchange Contracts	0	203,291	0	203,291
Inflation (CPI) Swaps	0	859,345	0	859,345
Total Return Swaps	0	286,207	0	286,207
Liabilities:
Futures	(91,815)	(431,687)	0	(523,502	)(c)
Forward Currency Exchange Contracts	0	(747,574)	0	(747,574)
Inflation (CPI) Swaps	0	(551,285)	0	(551,285)
Total (d)	$142,368,376	$405,024,534	$11,385,063	$558,777,973

2017 Semi-Annual Report	101

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$287,387,838	$6,268,398	$293,656,236
Short-Term Municipal Notes	0	1,500,000	0	1,500,000
Investment Companies	89,571,432	0	0	89,571,432
Governments—Treasuries	0	15,834,312	0	15,834,312
Short-Term Investments:
Investment Companies	25,939,726	0	0	25,939,726
US Treasury Bills	0	20,982,439	0	20,982,439
Total Investments in Securities	115,511,158	325,704,589	6,268,398	447,484,145
Other Financial Instruments (b):
Assets:
Futures	421,057	674,451	0	1,095,508	(c)
Forward Currency Exchange Contracts	0	165,684	0	165,684
Inflation (CPI) Swaps	0	738,079	0	738,079
Interest Rate Swaps	0	196,499	0	196,499
Total Return Swaps	0	235,020	0	235,020
Liabilities:
Futures	(74,551)	(350,970)	0	(425,521	)(c)
Forward Currency Exchange Contracts	0	(609,055)	0	(609,055)
Inflation (CPI) Swaps	0	(389,721)	0	(389,721)
Total (d)	$115,857,664	$326,364,576	$6,268,398	$448,490,638

(a)	See Schedule of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were no transfers between any levels during the reporting period.

(e)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$37,084	$37,084
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(14,088)	(14,088)
Change in unrealized appreciation/depreciation	39,800	39,800
Purchases	0	0
Sales	(62,796)	(62,796)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$0	$0

102	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$76,712	$76,712
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(29,105)	(29,105)
Change in unrealized appreciation/depreciation	82,296	82,296
Purchases	0	0
Sales	(129,903)	(129,903)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$0	$0

OVERLAY B PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/16	$3,576,399	$18,066,415	$626,943
Accrued discounts/(premiums)	53	(10,781)	0
Realized gain (loss)	105	(239,448)	0
Change in unrealized appreciation/depreciation	(40,932)	(52,162)	(399)
Purchases/Payups	3,025,144	1,617,719	0
Sales/Paydowns	(440,035)	(4,390,466)	(159,544)
Transfers in to Level 3	0	750,662	0
Transfers out of Level 3	0	(660,698)	(467,000)

Balance as of 3/31/17	$6,120,734	$15,081,241	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$(40,932)	$(80,369)	$0

	TOTAL
Balance as of 9/30/16	$22,269,757
Accrued discounts/(premiums)	(10,728)
Realized gain (loss)	(239,343)
Change in unrealized appreciation/depreciation	(93,493)
Purchases/Payups	4,642,863
Sales/Paydowns	(4,990,045)
Transfers in to Level 3	750,662
Transfers out of Level 3	(1,127,698)

Balance as of 3/31/17	$21,201,975 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$(121,301)

2017 Semi-Annual Report	103

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$38,448,954	$38,448,954
Accrued discounts/(premiums)	(147,231)	(147,231)
Realized gain (loss)	100,987	100,987
Change in unrealized appreciation/depreciation	(790,800)	(790,800)
Purchases	3,987,475	3,987,475
Sales	(7,009,388)	(7,009,388)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$34,589,997	$34,589,997

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$(632,740)	$(632,740)

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$5,241,622	$5,241,622
Accrued discounts/(premiums)	(25,283)	(25,283)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(105,634)	(105,634)
Purchases	6,274,358	6,274,358
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$11,385,063	$11,385,063

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$(105,634)	$(105,634)

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$5,159,009	$5,159,009
Accrued discounts/(premiums)	(58,893)	(58,893)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	16,168	16,168
Purchases	1,217,114	1,217,114
Sales	(65,000)	(65,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/17	$6,268,398	$6,268,398

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17 (a)	$16,168	$16,168

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2017, all Level 3 securities were priced by third party vendors.

104	Sanford C. Bernstein Fund, Inc.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in US dollars. Prices of securities and other assets and liabilities denominated in non-US currencies are translated into US dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

2017 Semi-Annual Report	105

Notes to Financial Statements (continued)

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with US GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers

106	Sanford C. Bernstein Fund, Inc.

and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of implied acquired fund fees and expenses relating to investment companies managed by the Adviser, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 27, 2018 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2017, there was no such reimbursement.

During the six months ended March 31, 2017, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios $775, $872, $2,581, $562, $443 and $408, respectively, for trading losses incurred due to a trade entry errors. During the year ended September 30, 2016, the Adviser reimbursed the Tax-Aware Overlay A Portfolio $71,965 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of .20% and .75%, respectively, of the Portfolios’ average daily net assets invested in such Portfolios and bear their own expenses. In connection with the investment by the

2017 Semi-Annual Report	107

Notes to Financial Statements (continued)

Portfolios in affiliated registered investment companies, the Adviser has agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fees of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2017, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$390,394
Tax-Aware Overlay A	599,523
Overlay B	74,139
Tax-Aware Overlay B	203,261
Tax-Aware Overlay C	45,094
Tax-Aware Overlay N	36,015

AMRR	AMOUNT
Overlay A	$53,001
Tax-Aware Overlay A	104,718
Overlay B	14,228
Tax-Aware Overlay B	4,498
Tax-Aware Overlay C	1,315
Tax-Aware Overlay N	1,077

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in AB Pooling Multi-Asset Real Return Portfolio (through March 17, 2017), Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, open-end management investment companies managed by the Adviser; Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc. Tax-Managed International Portfolio—Class Z, respectively. With respect to Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B and Tax-Aware Overlay C, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 27, 2018, and for Tax-Aware Overlay N, through February 1, 2018, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the period ended March 31, 2017, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAX- MANAGED INTERNATIONAL PORTFOLIO - CLASS Z	SANFORD C BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO - CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO - CLASS Z	AB POOLING PORTFOLIO - MULTI- ASSET REAL RETURN PORTFOLIO
Overlay A	$0	$732,057	$241,417	$650,961	$457,401	$221,780	$47,674
Tax-Aware Overlay A	1,459,323	0	508,878	1,379,598	954,565	500,974	95,241

108	Sanford C. Bernstein Fund, Inc.

A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2017 is as follows:

GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/17 (000)	DIVIDEND INCOME (000)
Overlay A	$422,535	$236,811	$315,999	$343,347	$717
Tax-Aware Overlay A	659,640	462,898	661,275	461,263	1,094
Overlay B	94,809	179,660	199,859	74,610	132
Tax-Aware Overlay B	236,753	181,528	284,973	133,308	366
Tax-Aware Overlay C	59,625	91,183	118,444	32,364	83
Tax-Aware Overlay N	51,296	69,736	95,092	25,940	64

AB ALL MARKET REAL RETURN PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/17	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$185,297	$0	$0	$(221)	$185,076	$0	$0
Tax-Aware Overlay A	0	366,105	0	0	(436)	365,669	0	0
Overlay B	0	49,744	0	0	(59)	49,685	0	0
Tax-Aware Overlay B	0	15,725	0	0	(19)	15,706	0	0
Tax-Aware Overlay C	0	4,596	0	0	(5)	4,591	0	0
Tax-Aware Overlay N	0	3,765	0	0	(4)	3,761	0	0

AB POOLING PORTFOLIO—AB MULTI-ASSET REAL RETURN PORTFOLIO
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$226,085	$5,815	$234,808	$(3,079)	$5,987	$0	$5,815	$0
Tax-Aware Overlay A	452,123	11,629	469,593	5,203	638	0	11,629	0
Overlay B	60,284	1,551	62,608	(2,336)	3,109	0	1,551	0
Tax-Aware Overlay B	31,925	821	33,217	796	(325)	0	821	0
Tax-Aware Overlay C	9,294	239	9,669	231	(95)	0	239	0
Tax-Aware Overlay N	7,476	193	7,778	186	(77)	0	192	0

BERNSTEIN FUND, INC.—INTERNATIONAL SMALL CAP PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$81,779	$7,148	$0	$0	$1,887	$90,814	$2,049	$0
Tax-Aware Overlay A	172,374	11,418	0	0	3,674	187,466	4,318	0

2017 Semi-Annual Report	109

Notes to Financial Statements (continued)

BERNSTEIN FUNDS, INC.—INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$135,141	$2,224	$0	$0	$7,587	$144,952	$1,961	$263
Tax-Aware Overlay A	286,408	4,713	0	0	16,080	307,201	4,155	558

BERNSTEIN FUND, INC.—SMALL CAP CORE PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$38,901	$120	$0	$0	$4,013	$43,034	$119	$0
Tax-Aware Overlay A	87,874	270	0	0	9,064	97,208	270	0

SANFORD C. BERNSTEIN FUND, INC.—AB EMERGING MARKETS PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$39,486	$334	$0	$0	$2,092	$41,912	$334	$0
Tax-Aware Overlay A	83,231	704	0	0	4,411	88,346	704	0

SANFORD C BERNSTEIN FUND, INC.—AB INTERNATIONAL PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$160,739	$3,168	$0	$0	$2,510	$166,417	$3,168	$0

SANFORD C. BERNSTEIN FUND, INC.—AB TAX-MANAGED INTERNATIONAL PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/17 (000)	INCOME (000)	REALIZED GAINS (000)
Tax-Aware Overlay A	$338,378	$6,750	$0	$0	$4,819	$349,947	$6,750	$0

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2017, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

110	Sanford C. Bernstein Fund, Inc.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2017 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$353,367	$0	$0
Tax-Aware Overlay A	783,373	0	0
Overlay B	72,980	0	0
Tax-Aware Overlay B	93,387	0	0
Tax-Aware Overlay C	27,243	0	0
Tax-Aware Overlay N	22,222	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING US GOVERNMENT SECURITIES	PURCHASES OF US GOVERNMENT SECURITIES	SALES EXCLUDING US GOVERNMENT SECURITIES	SALES OF US GOVERNMENT SECURITIES
Overlay A	$516,244,479	$0	$459,848,742	$0
Tax-Aware Overlay A	1,130,635,094	0	1,028,661,264	0
Overlay B	255,664,280	406,485,037	235,846,822	336,056,596
Tax-Aware Overlay B	173,863,156	66,908,566	104,151,696	65,289,219
Tax-Aware Overlay C	48,849,541	24,731,109	33,349,610	24,388,920
Tax-Aware Overlay N	45,288,774	21,401,480	19,741,482	18,574,376

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$302,921,525	$(13,301,018)	$289,620,507
Tax-Aware Overlay A	702,882,332	(31,940,471)	670,941,861
Overlay B	28,313,006	(11,343,341)	16,969,665
Tax-Aware Overlay B	66,888,035	(3,472,386)	63,415,649
Tax-Aware Overlay C	17,973,777	(1,260,510)	16,713,267
Tax-Aware Overlay N	14,846,481	(623,429)	14,223,052

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2017 Semi-Annual Report	111

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2017, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2017, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

112	Sanford C. Bernstein Fund, Inc.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on US and foreign securities, including government securities, and foreign currencies that are traded on US and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2017, the Portfolios held purchased options for hedging and non-hedging purposes. During the six months ended March 31, 2017, the Overlay B Portfolio held written options for hedging and non-hedging purposes.

During the six months ended March 31, 2017, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

For the six months ended March 31, 2017, the Overlay B Portfolio had the following transactions in written options:

AB Overlay B Portfolio

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/16	2,200	$18,480
Options written	0	0
Options expired	0	0
Options bought back	0	0
Options exercised	(2,200)	(18,480)

Options written outstanding as of 3/31/17	0	$0

2017 Semi-Annual Report	113

Notes to Financial Statements (continued)

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 9/30/16	$0	$0
Swaptions written	66,950,000	136,047
Swaptions expired	0	0
Swaptions bought back	(66,950,000)	(136,047)
Swaptions exercised	0	0

Swaptions written outstanding as of 3/31/17	$0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

114	Sanford C. Bernstein Fund, Inc.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2017, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2017, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2017, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

2017 Semi-Annual Report	115

Notes to Financial Statements (continued)

During the six months ended March 31, 2017, the Overlay A Portfolio, Tax-Aware Overlay A Portfolio and Overlay B Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over US Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2017, the Portfolios held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

116	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2017, the Portfolio had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$965,511	*	Receivable/Payable for variation margin on exchange-traded derivatives	$518,430	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	584,032	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	6,726,354	*	Receivable/Payable for variation margin on exchange-traded derivatives	3,765,747	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,236,321		Unrealized depreciation on forward currency exchange contracts	7,219,931
Equity contracts	Unrealized appreciation on total return swaps	452,250
Total		$10,964,468			$11,504,108

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(13,142,077)	$(636,568)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	25,249,955	4,613,220
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(11,524,062)	(2,603,023)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	3,969,551	1,037,746
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	274,564	368,381

2017 Semi-Annual Report	117

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(500,309)	$452,250
Total		$4,327,622	$3,232,006

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$314,025	*	Receivable/Payable for variation margin on exchange-traded derivatives	$879,093	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,330,312	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	13,573,756	*	Receivable/Payable for variation margin on exchange-traded derivatives	7,749,803	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,597,201		Unrealized depreciation on forward currency exchange contracts	14,803,467
Equity contracts	Unrealized appreciation on total return swaps	2,403,396
Total		$22,218,690			$23,432,363

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(24,496,461)	$(1,928,681)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	29,168,608	10,621,833
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(23,401,038)	(5,230,899)

118	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$8,255,416	$2,131,504
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	624,943	839,095
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,260,505)	2,403,396
Total		$(11,109,037)	$8,836,248

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,621,757	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,101,731	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	365,429	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,980,012	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,261,591	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,801,071		Unrealized depreciation on forward currency exchange contracts	5,313,094
Interest rate contracts	Unrealized appreciation on inflation swaps	213,992
Credit contracts	Unrealized appreciation on credit default swaps	26,417		Unrealized depreciation on credit default swaps	387,846
Equity contracts	Unrealized appreciation on total return swaps	251,382
Total		$7,260,060			$8,064,262

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2017 Semi-Annual Report	119

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(8,708,816)	$1,701,038
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	15,404,977	1,433,642
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,945,060)	(146,570)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(75,463)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	868,037	274,501
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	18,480	(17,597)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	52,593	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,259,191	278,502
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	99,993	(118,710)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,241,494	304,985
Total		$7,215,426	$3,709,791

120	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$277,712	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$4,562,537	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,479,595	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	715,112		Unrealized depreciation on forward currency exchange contracts	2,544,465
Interest rate contracts	Unrealized appreciation on inflation swaps	2,773,767		Unrealized depreciation on inflation swaps	1,951,060
Interest rate contracts	Unrealized appreciation on interest rate swaps	906,110
Equity contracts	Unrealized appreciation on total return swaps	971,763
Total		$9,929,289			$6,252,832

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,476,753	$121,700
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	25,869,676	3,354,811
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(6,567,163)	(876,923)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,445,408	365,148
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(21,033)	6,269,738
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	274,272	958,697
Total		$24,477,913	$10,193,171

2017 Semi-Annual Report	121

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$81,915	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,326,558	*	Receivable/Payable for variation margin on exchange-traded derivatives	441,587	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	203,291		Unrealized depreciation on forward currency exchange contracts	747,574
Interest rate contracts	Unrealized appreciation on inflation swaps	859,345		Unrealized depreciation on inflation swaps	551,285
Equity contracts	Unrealized appreciation on total return swaps	286,207
Total		$2,675,401			$1,822,361

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,008,088	$33,851
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	7,799,841	984,906
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,004,856)	(242,154)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	422,272	105,917
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	257,620	1,673,650
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	44,994	286,207
Total		$7,527,959	$2,842,377

122	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$66,381	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,095,508	*	Receivable/Payable for variation margin on exchange-traded derivatives	359,140	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	165,684		Unrealized depreciation on forward currency exchange contracts	609,055
Interest rate contracts	Unrealized appreciation on inflation swaps	738,079		Unrealized depreciation on inflation swaps	389,721
Interest rate contracts	Unrealized appreciation on interest rate swaps	196,499
Equity contracts	Unrealized appreciation on total return swaps	235,020
Total		$2,430,790			$1,424,297

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$820,739	$28,396
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	6,276,249	807,436
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,566,130)	(216,193)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	347,656	85,128
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,666)	1,454,634
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	63,355	231,736
Total		$5,935,203	$2,391,137

2017 Semi-Annual Report	123

Notes to Financial Statements (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2017

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$682,749,213
Average original value of sale contracts	$252,458,201
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$494,837,636
Average principal amount of sale contracts	$535,763,757
Purchased Options:
Average monthly cost	$5,798,579	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$73,877,848
Total Return Swaps:
Average notional amount	$27,059,088	(b)

(a) Positions were open for one month during the period.

(b) Positions were open for five months during the period.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$1,106,860,401
Average original value of sale contracts	$472,825,771
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,012,522,862
Average principal amount of sale contracts	$1,106,485,629
Purchased Options:
Average monthly cost	$11,937,182	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$168,282,194
Total Return Swaps:
Average notional amount	$93,237,885	(b)

(a) Positions were open for one month during the period.

(b) Positions were open for five months during the period.

124	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$420,958,632
Average original value of sale contracts	$265,544,157
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$192,628,559
Average principal amount of sale contracts	$383,487,792
Purchased Options:
Average monthly cost	$564,477	(a)
Inflation Swaps:
Average notional amount	$10,715,714
Centrally Cleared Interest Rate Swaps:
Average notional amount	$157,328,313
Credit Default Swaps:
Average notional amount of buy contracts	$1,426,000
Average notional amount of sale contracts	$5,776,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$10,555,093
Total Return Swaps:
Average notional amount	$18,335,149

(a) Positions were open for four months during the period.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$313,470,790
Average original value of sale contracts	$115,183,988	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$201,373,196
Average principal amount of sale contracts	$159,529,179
Purchased Options:
Average monthly cost	$2,052,329	(b)
Interest Rate Swaps:
Average notional amount	$22,340,000
Inflation Swaps:
Average notional amount	$199,137,143
Total Return Swaps:
Average notional amount	$23,229,933

(a) Positions were open for four months during the period.

(b) Positions were open for one month during the period.

2017 Semi-Annual Report	125

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$92,783,478
Average original value of sale contracts	$33,372,166	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$59,608,693
Average principal amount of sale contracts	$45,687,964

Purchased Options:
Average monthly cost (b)	$595,814

Interest Rate Swaps:
Average notional amount	$8,100,000

Inflation Swaps:
Average notional amount	$61,094,286

Total Return Swaps:
Average notional amount	$7,647,980

(a) Positions were open for four months during the period.

(b) Positions were open for one month during the period.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$75,613,445
Average original value of sale contracts	$27,252,157	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$47,977,268
Average principal amount of sale contracts	$37,439,334

Purchased Options:
Average monthly cost	$481,863	(b)

Interest Rate Swaps:
Average notional amount	$5,450,000

Inflation Swaps:
Average notional amount	$45,257,143

Total Return Swaps:
Average notional amount	$5,526,373

(a) Positions were open for four months during the period.

(b) Positions were open for one month during the period.

126	Sanford C. Bernstein Fund, Inc.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2017:

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$26,550	$0	$0	$0	$26,550
Goldman Sachs & Co.**	256,485	0	0	0	256,485

Total	$283,035	$0	$0	$0	$283,035

OTC Derivatives:
Citibank, NA	$452,250	$0	$0	$(452,250)	$0
Credit Suisse International	1,628,802	0	0	0	1,628,802
Goldman Sachs Bank USA	26,748	(26,748)	0	0	0
Royal Bank of Scotland PLC	85,757	0	0	0	85,757
State Street Bank & Trust Co.	420,693	0	0	0	420,693
UBS AG	74,321	0	0	0	74,321

Total	$2,688,571	$(26,748)	$0	$(452,250)	$2,209,573	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$25,698	$0	$0	$0	$25,698
Barclays Bank PLC	376,524	0	0	0	376,524
BNP Paribas SA	2,651,051	0	0	(2,651,051)	0
Goldman Sachs Bank USA	1,210,785	(26,748)	0	0	1,184,037
JPMorgan Chase Bank, NA	2,855,822	0	0	0	2,855,822
Morgan Stanley & Co., Inc.	100,051	0	0	0	100,051

Total	$7,219,931	$(26,748)	$0	$(2,651,051)	$4,542,132	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2017 Semi-Annual Report	127

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$148,472	$0	$0	$0	$148,472
Goldman Sachs & Co.**	1,151,175	0	0	0	1,151,175

Total	$1,299,647	$0	$0	$0	$1,299,647

OTC Derivatives:
Citibank, NA	$2,403,396	$0	$0	$(1,804,147)	$599,249
Credit Suisse International	3,331,533	0	0	0	3,331,533
Goldman Sachs Bank USA	50,957	(50,957)	0	0	0
Royal Bank of Scotland PLC	180,940	0	0	0	180,940
State Street Bank & Trust Co.	877,464	0	0	0	877,464
UBS AG	156,307	0	0	0	156,307

Total	$7,000,597	$(50,957)	$0	$(1,804,147)	$5,145,493	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$53,866	$0	$0	$0	$53,866
Barclays Bank PLC	772,994	0	0	0	772,994
BNP Paribas SA	5,413,891	0	0	0	5,413,891
Goldman Sachs Bank USA	2,486,679	(50,957)	0	0	2,435,722
JPMorgan Chase Bank, NA	5,872,945	0	0	0	5,872,945
Morgan Stanley & Co., Inc.	203,092	0	0	0	203,092

Total	$14,803,467	$(50,957)	$0	$0	$14,752,510	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

128	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$2,666	$(1,646)	$0	$0	$1,020
Barclays Bank PLC	241,038	(22,286)	0	0	218,752
BNP Paribas SA	20,249	(20,249)	0	0	0
Citibank, NA	73,675	(73,675)	0	0	0
Credit Suisse International	363,426	(226,969)	0	0	136,457
Deutsche Bank AG	274,442	(274,442)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	723,841	(723,841)	0	0	0
HSBC Bank USA	276,285	(276,285)	0	0	0
JPMorgan Chase Bank, NA	514,233	(514,233)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	555,408	(347,936)	0	0	207,472
Royal Bank of Scotland PLC	48,946	(48,946)	0	0	0
Standard Chartered Bank	5,843	0	0	0	5,843
State Street Bank & Trust Co.	163,661	(141,290)	0	0	22,371
UBS AG	2,732	(2,732)	0	0	0

Total	$3,266,445	$(2,674,530)	$0	$0	$591,915	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$37,868	$0	$(37,868)	$0	$0
Goldman Sachs & Co.**	139,950	0	0	(139,950)	0
Morgan Stanley & Co., Inc. **	12,064	0	(12,064)	0	0

Total	$189,882	$0	$(49,932)	$(139,950)	$0

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$22,989	$0	$0	$0	$22,989
Bank of America, NA	1,646	(1,646)	0	0	0
Barclays Bank PLC	22,286	(22,286)	0	0	0
BNP Paribas SA	588,341	(20,249)	0	0	568,092
Citibank, NA	1,024,187	(73,675)	0	0	950,512
Citigroup Global Markets Ltd.	59,479	0	0	0	59,479
Credit Suisse International	226,969	(226,969)	0	0	0
Deutsche Bank AG	452,813	(274,442)	0	0	178,371
Goldman Sachs Bank USA/Goldman Sachs International	1,833,411	(723,841)	0	(422,377)	687,193
HSBC Bank USA	500,231	(276,285)	0	0	223,946
JPMorgan Chase Bank, NA	986,014	(514,233)	0	0	471,781

2017 Semi-Annual Report	129

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	$347,936	$(347,936)	$0	$0	$0
Royal Bank of Scotland PLC	269,467	(48,946)	0	0	220,521
State Street Bank & Trust Co.	141,290	(141,290)	0	0	0
UBS AG	4,192	(2,732)	0	0	1,460

Total	$6,481,251	$(2,674,530)	$0	$(422,377)	$3,384,344	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$498,833	$(2,661)	$(169,000)	$(285,084)	$42,088
Citibank, NA	1,397,479	(446,038)	0	(738,561)	212,880
Credit Suisse International	531,245	0	0	0	531,245
Deutsche Bank AG	1,916,410	0	(1,370,000)	(546,410)	0
Goldman Sachs Bank USA	50,781	(50,781)	0	0	0
JPMorgan Chase Bank, NA	840,504	(840,504)	0	0	0
Royal Bank of Scotland PLC	29,865	0	0	0	29,865
State Street Bank & Trust Co.	101,635	0	0	0	101,635

Total	$5,366,752	$(1,339,984)	$(1,539,000)	$(1,570,055)	$917,713	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$197,485	$0	$0	$(197,485)	$0

Total	$197,485	$0	$0	$(197,485)	$0

130	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$2,661	$(2,661)	$0	$0	$0
Barclays Bank PLC	1,682,770	0	0	(1,682,770)	0
BNP Paribas SA	892,863	0	0	0	892,863
Citibank, NA	446,038	(446,038)	0	0	0
Goldman Sachs Bank USA	522,882	(50,781)	0	0	472,101
JPMorgan Chase Bank, NA	948,311	(840,504)	0	0	107,807

Total	$4,495,525	$(1,339,984)	$0	$(1,682,770)	$1,472,771	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$754	$(754)	$0	$0	$0
Citibank, NA	419,537	(101,951)	(260,000)	0	57,586
Credit Suisse International	149,174	0	0	0	149,174
Deutsche Bank AG	593,364	0	0	(593,364)	0
Goldman Sachs Bank USA	16,399	(16,399)	0	0	0
JPMorgan Chase Bank, NA	132,651	(132,651)	0	0	0
Royal Bank of Scotland PLC	8,711	0	0	0	8,711
State Street Bank & Trust Co.	28,253	0	0	0	28,253

Total	$1,348,843	$(251,755)	$(260,000)	$(593,364)	$243,724	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$62,065	$0	$0	$(62,065)	$0

Total	$62,065	$0	$0	$(62,065)	$0

2017 Semi-Annual Report	131

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$779	$(754)	$0	$0	$25
Barclays Bank PLC	503,421	0	0	(503,421)	0
BNP Paribas SA	261,311	0	0	(261,311)	0
Citibank, NA	101,951	(101,951)	0	0	0
Goldman Sachs Bank USA	153,664	(16,399)	0	0	137,265
JPMorgan Chase Bank, NA	277,733	(132,651)	0	0	145,082

Total	$1,298,859	$(251,755)	$0	$(764,732)	$282,372	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$465	$(465)	$0	$0	$0
Citibank, NA	369,651	(60,534)	0	(262,765)	46,352
Credit Suisse International	121,818	0	0	0	121,818
Deutsche Bank AG	503,436	0	(270,000)	(233,436)	0
Goldman Sachs Bank USA	12,527	(12,527)	0	0	0
JPMorgan Chase Bank, NA	296,511	(226,924)	0	0	69,587
Royal Bank of Scotland PLC	7,278	0	0	0	7,278
State Street Bank & Trust Co.	23,596	0	0	0	23,596

Total	$1,335,282	$(300,450)	$(270,000)	$(496,201)	$268,631	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$51,104	$0	$0	$(51,104)	$0

Total	$51,104	$0	$0	$(51,104)	$0

132	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$641	$(465)	$0	$0	$176
Barclays Bank PLC	372,025	0	0	(372,025)	0
BNP Paribas SA	214,055	0	0	(214,055)	0
Citibank, NA	60,534	(60,534)	0	0	0
Goldman Sachs Bank USA	124,597	(12,527)	0	0	112,070
JPMorgan Chase Bank, NA	226,924	(226,924)	0	0	0

Total	$998,776	$(300,450)	$0	$(586,080)	$112,246	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-US Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

PORTFOLIO	2016	2015
Overlay A
Distributions paid from:
Ordinary income	$8,745,277	$32,816,673
Long-term capital gains	76,448,898	71,317,882

Total distributions paid	$85,194,175	$104,134,555

2017 Semi-Annual Report	133

Notes to Financial Statements (continued)

PORTFOLIO	2016	2015
Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$15,585,456	$27,575,121
Long-term capital gains	154,670,784	196,778,283

Total distributions paid	$170,256,240	$224,353,404

Overlay B
Distributions paid from:
Ordinary income	$15,974	$36,555,085
Long-term capital gains	16,349,431	11,921,425

Total distributions paid	$16,365,405	$48,476,510

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$6,238,683	$20,239,222
Long-term capital gains	3,054,395	5,504,007

Total taxable distributions	9,293,078	25,743,229
Tax exempt distributions	17,785,456	9,592,980

Total distributions paid	$27,078,534	$35,336,209

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$2,447,833	$5,296,857
Long-term capital gains	1,730,441	2,507,183

Total taxable distributions	4,178,274	7,804,040
Tax exempt distributions	5,396,111	1,986,435

Total distributions paid	$9,574,385	$9,790,475

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$1,820,673	$4,305,874
Long-term capital gains	871,649	1,820,824

Total taxable distributions	2,692,322	6,126,698
Tax exempt distributions	4,623,098	1,958,253

Total distributions paid	$7,315,420	$8,084,951

134	Sanford C. Bernstein Fund, Inc.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$11,645,786	$0	$(113,530,725)	$204,704,271	$102,819,332
Tax-Aware Overlay A	23,278,489	0	(194,328,721)	516,045,309	344,995,077
Overlay B	28,445,107	0	(14,320,641)	19,354,060	33,478,526
Tax-Aware Overlay B	41,501,747	0	(1,625,610)	65,458,197	105,334,334
Tax-Aware Overlay C	9,392,260	0	(1,371,881)	16,641,024	24,661,403
Tax-Aware Overlay N	8,646,529	0	(1,387,556)	14,313,501	21,572,474

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$19,545,172
Tax-Aware Overlay C	3,509,711
Tax-Aware Overlay N	2,964,957

(b)	As of September 30, 2016, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2016, Tax-Aware Overlay B Portfolio utilized capital loss carryforwards of $2,664,471, to offset current year net realized gains. As of September 30, 2016, Overlay B Portfolio deferred $3,337,312 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio elected to defer $1,625,610, $1,371,881 and $1,387,556 of post-October capital losses. These losses are deemed to arise on October 1, 2016.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Overlay A	$66,446,430	$47,084,295	No expiration
Tax-Aware Overlay A	147,913,726	46,414,995	No expiration
Overlay B	N/A	10,983,329	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US Government and the Federal Reserve, as well as

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Notes to Financial Statements (continued)

certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into

136	Sanford C. Bernstein Fund, Inc.

effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the

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Notes to Financial Statements (continued)

project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-US) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’

138	Sanford C. Bernstein Fund, Inc.

investments in foreign securities and foreign currency positions may decrease if the US Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the US Government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

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Notes to Financial Statements (continued)

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2017, the Sanford C. Bernstein Fund, Inc., has authorized 13.9 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2017 and the year ended September 30, 2016, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	8,202,665	18,723,291	$97,130,146	$214,520,125
Shares issued on reinvestment of dividends and distributions	662,025	5,865,894	7,785,415	67,692,417
Shares redeemed	(11,744,259)	(13,849,753)	(138,474,046)	(158,971,624)

Net increase (decrease)	(2,879,569)	10,739,432	(33,558,485)	123,240,918
Beginning of period	140,975,956	130,236,524	1,547,379,286	1,424,138,368

End of period	138,096,387	140,975,956	$1,513,820,801	$1,547,379,286

Class 2 Shares
Shares sold	3,838,934	8,001,881	$44,959,890	$91,901,889
Shares issued on reinvestment of dividends and distributions	221,358	1,431,074	2,605,382	16,528,907
Shares redeemed	(4,390,800)	(4,586,652)	(51,800,853)	(52,971,840)

Net increase (decrease)	(330,508)	4,846,303	(4,235,581)	55,458,956
Beginning of period	33,954,109	29,107,806	373,515,580	318,056,624

End of period	33,623,601	33,954,109	$369,279,999	$373,515,580

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	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	13,048,330	32,430,956	$163,623,320	$394,370,930
Shares issued on reinvestment of dividends and distributions	1,087,296	10,257,872	13,547,704	125,966,674
Shares redeemed	(21,051,259)	(28,097,818)	(264,265,324)	(341,749,200)

Net increase (decrease)	(6,915,633)	14,591,010	(87,094,300)	178,588,404
Beginning of period	258,737,774	244,146,764	2,890,786,587	2,712,198,183

End of period	251,822,141	258,737,774	$2,803,692,287	$2,890,786,587

Class 2 Shares
Shares sold	4,220,835	12,474,996	$53,164,396	$152,795,091
Shares issued on reinvestment of dividends and distributions	415,554	3,114,252	5,186,117	38,305,298
Shares redeemed	(6,238,274)	(9,087,684)	(79,370,987)	(110,507,240)

Net increase (decrease)	(1,601,885)	6,501,564	(21,020,474)	80,593,149
Beginning of period	79,874,929	73,373,365	908,027,947	827,434,798

End of period	78,273,044	79,874,929	$887,007,473	$908,027,947

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	7,842,464	13,538,569	$82,176,501	$139,503,108
Shares issued on reinvestment of dividends and distributions	1,830,582	1,292,388	18,818,387	13,066,042
Shares redeemed	(7,540,651)	(11,817,418)	(78,959,321)	(122,005,115)

Net increase	2,132,395	3,013,539	22,035,567	30,564,035
Beginning of period	91,078,217	88,064,678	950,329,842	919,765,807

End of period	93,210,612	91,078,217	$972,365,409	$950,329,842

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Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 2 Shares
Shares sold	1,786,441	6,647,928	$18,775,723	$68,247,106
Shares issued on reinvestment of dividends and distributions	497,713	317,392	5,126,442	3,212,003
Shares redeemed	(3,213,137)	(6,463,187)	(33,834,766)	(66,858,864)

Net increase (decrease)	(928,983)	502,133	(9,932,601)	4,600,245
Beginning of period	22,718,887	22,216,754	236,573,359	231,973,114

End of period	21,789,904	22,718,887	$226,640,758	$236,573,359

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	6,759,919	17,723,283	$73,974,761	$193,565,389
Shares issued on reinvestment of dividends and distributions	2,569,536	1,381,788	27,648,212	14,964,766
Shares redeemed	(10,820,929)	(15,897,969)	(118,525,782)	(173,654,116)

Net increase (decrease)	(1,491,474)	3,207,102	(16,902,809)	34,876,039
Beginning of period	115,711,781	112,504,679	1,214,946,209	1,180,070,170

End of period	114,220,307	115,711,781	$1,198,043,400	$1,214,946,209

Class 2 Shares
Shares sold	3,053,101	11,710,932	$33,450,755	$127,726,585
Shares issued on reinvestment of dividends and distributions	1,250,090	646,530	13,463,471	7,001,921
Shares redeemed	(4,704,830)	(7,130,308)	(51,675,650)	(77,978,810)

Net increase (decrease)	(401,639)	5,227,154	(4,761,424)	56,749,696
Beginning of period	55,749,794	50,522,640	584,842,269	528,092,573

End of period	55,348,155	55,749,794	$580,080,845	$584,842,269

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	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	1,675,009	5,162,804	$18,283,639	$55,983,412
Shares issued on reinvestment of dividends and distributions	504,359	478,307	5,426,900	5,146,583
Shares redeemed	(2,411,483)	(4,638,971)	(26,391,959)	(50,436,596)

Net increase (decrease)	(232,115)	1,002,140	(2,681,420)	10,693,399
Beginning of period	31,697,828	30,695,688	332,615,640	321,922,241

End of period	31,465,713	31,697,828	$329,934,220	$332,615,640

Class 2 Shares
Shares sold	693,819	3,953,346	$7,590,383	$42,961,541
Shares issued on reinvestment of dividends and distributions	325,775	274,538	3,505,340	2,954,028
Shares redeemed	(973,444)	(1,773,953)	(10,633,130)	(19,337,071)

Net increase	46,150	2,453,931	462,593	26,578,498
Beginning of period	18,533,787	16,079,856	195,254,583	168,676,085

End of period	18,579,937	18,533,787	$195,717,176	$195,254,583

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	2,045,265	4,488,455	$22,216,844	$48,397,729
Shares issued on reinvestment of dividends and distributions	618,869	475,030	6,615,709	5,087,573
Shares redeemed	(2,289,017)	(3,830,921)	(24,876,235)	(41,517,374)

Net increase	375,117	1,132,564	3,956,318	11,967,928
Beginning of period	32,838,253	31,705,689	342,312,867	330,344,939

End of period	33,213,370	32,838,253	$346,269,185	$342,312,867

Class 2 Shares
Shares sold	535,307	2,892,232	$5,798,484	$31,204,681
Shares issued on reinvestment of dividends and distributions	165,395	98,829	1,769,729	1,059,440
Shares redeemed	(856,213)	(943,190)	(9,317,356)	(10,218,986)

Net increase (decrease)	(155,511)	2,047,871	(1,749,143)	22,045,135
Beginning of period	8,003,709	5,955,838	83,832,465	61,787,330

End of period	7,848,198	8,003,709	$82,083,322	$83,832,465

2017 Semi-Annual Report	143

Notes to Financial Statements (continued)

NOTE 7.	Other

In October 2016, the US Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 8.	New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

144	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters(1)

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Vadim Zlotnikov(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym, Loewy, Masters and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2017 Semi-Annual Report	145

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

1 The liquidation of these Portfolios was approved on January 26, 2017.

146	Sanford C. Bernstein Fund, Inc.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

2017 Semi-Annual Report	147

Board’s Consideration of Investment Management Arrangement (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would

148	Sanford C. Bernstein Fund, Inc.

be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

US Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

2017 Semi-Annual Report	149

Board’s Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE[2]
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2 At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

2017 Semi-Annual Report	150

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0317

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Seth J. Masters
Seth J. Masters President

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Masters
Seth J. Masters
President

Date: May 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 26, 2017